UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  (811-22708)

Brown Advisory Funds
(Exact name of Registrant as specified in charter)

901 South Bond Street Suite 400
Baltimore, MD 21231
(Address of principal executive offices) (Zip code)

Paul J. Chew
Principal Executive Officer
Brown Advisory Funds
901 South Bond Street Suite 400
Baltimore, MD 21231
 (Name and address of agent for service)

(410) 537-5400
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2023

Item 1. Reports to Stockholders.

(a)	The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

ANNUAL REPORT

June 30, 2023

Brown Advisory Growth Equity Fund

Brown Advisory Flexible Equity Fund

Brown Advisory Equity Income Fund

Brown Advisory Sustainable Growth Fund

Brown Advisory Mid-Cap Growth Fund

Brown Advisory Small-Cap Growth Fund

Brown Advisory Small-Cap Fundamental Value Fund

Brown Advisory Sustainable Small-Cap Core Fund

Brown Advisory Sustainable Value Fund

Brown Advisory Global Leaders Fund

Brown Advisory Sustainable International Leaders Fund

Brown Advisory Intermediate Income Fund

Brown Advisory Sustainable Bond Fund

Brown Advisory Maryland Bond Fund

Brown Advisory Tax-Exempt Bond Fund

Brown Advisory Tax-Exempt Sustainable Bond Fund

Brown Advisory Mortgage Securities Fund

Brown Advisory – WMC Strategic European Equity Fund

Brown Advisory Emerging Markets Select Fund

Brown Advisory – Beutel Goodman Large-Cap Value Fund

TABLE OF CONTENTS

Brown Advisory Growth Equity Fund	1
Brown Advisory Flexible Equity Fund	5
Brown Advisory Equity Income Fund	9
Brown Advisory Sustainable Growth Fund	13
Brown Advisory Mid-Cap Growth Fund	17
Brown Advisory Small-Cap Growth Fund	21
Brown Advisory Small-Cap Fundamental Value Fund	26
Brown Advisory Sustainable Small-Cap Core Fund	29
Brown Advisory Sustainable Value Fund	33
Brown Advisory Global Leaders Fund	37
Brown Advisory Sustainable International Leaders Fund	41
Brown Advisory Intermediate Income Fund	45
Brown Advisory Sustainable Bond Fund	50
Brown Advisory Maryland Bond Fund	57
Brown Advisory Tax-Exempt Bond Fund	62
Brown Advisory Tax-Exempt Sustainable Bond Fund	68
Brown Advisory Mortgage Securities Fund	73
Brown Advisory – WMC Strategic European Equity Fund	83
Brown Advisory Emerging Markets Select Fund	87
Brown Advisory – Beutel Goodman Large-Cap Value Fund	91
Statements of Assets and Liabilities	95
Statements of Operations	100
Statements of Changes in Net Assets	105
Financial Highlights	115
Notes to Financial Statements	123
Report of Independent Registered Public Accounting Firm	139
Additional Information	141

The views in the report contained herein were those of the Funds’ investment adviser, Brown Advisory LLC, or, for the sub-advised funds, of the respective sub-adviser, as of June 30, 2023 and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of June 30, 2023. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in each Fund, they do not constitute investment advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security. Performance figures include the reinvestment of dividend and capital gain distributions.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator, U.S. Bancorp Fund Services, LLC.

GLOSSARY OF TERMS

Absolute basis is to express as a fixed amount rather than referring to variable factors.

Absolute performance refers to the percentage rise or fall in the share price of a security over a stated period.

Absolute return refers to the percent amount that an asset rises or declines in value in a given period.

Alpha refers to the abnormal rate of return on a security or portfolio in excess of what would be predicted by an equilibrium model like the capital asset pricing model (CAPM).

American Rescue Plan (ARP) is a $1.9 trillion economic stimulus bill passed by the 117th United States Congress and signed into law by President Joe Biden on March 11, 2021, to speed up the United States’ recovery from the economic and health effects of the COVID-19 pandemic and the ongoing recession.

Bloomberg 1-10 Year Blended Municipal Bond Index is a market index of high quality, domestic fixed income securities with maturities of less than 10 years.

Bloomberg Intermediate US Aggregate Bond Index represents domestic taxable investment-grade bonds with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Bloomberg US Aggregate Bond Index.

Bloomberg Mortgage Backed Securities Index is a market value-weighted index which covers the mortgage-backed securities component of the Bloomberg US Aggregate Bond Index. The index is composed of agency mortgage-backed passthrough securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.  The index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.

Bloomberg US Corporate High Yield Index measures the US Dollar denominated, high-yield, fixed-rate corporate bond market.

Basis point(s) (bps) is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security. 1% is equal to 100 basis points.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Book value is the net asset value of a company, calculated by total assets minus intangible assets (patents, goodwill) and liabilities.

CAPEX, or capital expenditures, are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment. It is often used to undertake new projects or investments by the firm. This type of outlay is also made by companies to maintain or increase the scope of their operations.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food, and medical care. It is calculated by taking price changes for each item in the predetermined basket of goods and averaging them.

Coronavirus Aid, Relief, and Economic Security Act (CARES Act), also known as the CARES Act, is a $2.2 trillion economic stimulus bill passed by the 116th U.S. Congress and signed into law by President Donald Trump on March 27, 2020, in response to the economic fallout of the COVID-19 pandemic in the United States.

Correlation is a statistical measurement of how two securities move in relation to each other.

Credit spread is the difference in yield between a U.S. Treasury bond and another debt security of the same maturity but different credit quality. Credit spreads between U.S. Treasuries and other bond issuances are measured in basis points, with a 1% difference in yield equal to a spread of 100 basis points.

Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock.

Downside Capture is a statistical measure of a fund’s performance in down markets. For example, a fund with downside capture of 90% would only have declined 90% as much as the related index during the same down market period.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

GLOSSARY OF TERMS

Duration contribution equals the spread duration, or the measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates, of a security or market segment multiplied by the size of the allocation to it.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year. The term can apply to actual data from previous periods or estimated data for future periods.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Earnings Yield is the earnings per share for the most recent 12-month period divided by the current market price per share. The earnings yield shows the percentage of each dollar invested in the stock that was earned by the company.

EBITDA is the Earnings Before Interest, Taxes, Depreciation and Amortization. An approximate measure of a company’s operating cash flow based on data from the company’s income statement.

Enterprise Value (EV) is a measure of a company’s value, often used as an alternative to straightforward market capitalization. Enterprise Value is calculated as market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Environmental, Social and Governance (ESG) is an evaluation of a firm’s collective conscientiousness for social and environmental factors. The criteria are a set of standards for a company’s operations that socially conscious investors use to screen potential investments. Environmental criteria consider how a company performs as a steward of nature. Social criteria examine how it manages relationships with employees, suppliers, customers, and the communities where it operates. Governance deals with a company’s leadership, executive pay, audits, internal controls, and shareholder rights.

FTSE All-World Index is a market capitalization weighted index representing the performance of large and mid-capitalization stocks from the FTSE Global Equity Index Series.

FTSE Emerging Index is a market capitalization weighted index representing the performance of over 790 large and mid-capitalization companies in 22 emerging markets.

Forward price to earnings ratio uses forecasted earnings, rather than current earnings, to calculate the price to earnings ratio.

Free Cash Flow is the operating cash flows (net income plus amortization and depreciation) minus capital expenditures and dividends. Free cash flow is the amount of cash that a company has left over after it has paid all of its expenses, including investments.

Free Cash Flow (FCF) Conversion represents the cash a company generates after accounting for cash outflows to support operations and maintain its capital assets. Unlike earnings or net income, free cash flow is a measure of profitability that excludes the non-cash expenses of the income statement and includes spending on equipment and assets as well as changes in working capital from the balance sheet.

Free Cash Flow (FCF) Yield is a financial ratio that compares the free cash flow per share a company is expected to earn against its market value per share. The ratio is calculated by taking the free cash flow per share divided by the current share price.

Global Financial Crisis refers to the financial crisis of 2007-2008, which was a severe worldwide economic crisis. Prior to the COVID-19 recession in 2020, it was considered by many economists to have been the most serious financial crisis since the Great Depression.

Government agency residential mortgage-backed security is an instrument whose principal and interest payments are guaranteed by a government agency such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

Gross Domestic Product (GDP) is the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

ICE BofAML 0-3 Month US Treasury Bill Index is a subset of the ICE BofAML US Treasury Bill Index and includes all securities with a remaining term to final maturity less than 3 months.

Inflation rate refers to the rate of increase in prices over a given period of time. Inflation is typically a broad measure, such as the overall increase in prices or the increase in the cost of living in a country.

Internal rate of return (IRR) is a metric used in financial analysis to estimate the profitability of potential investments. IRR is a discount rate that makes the net present value (NPV) of all cash flows equal to zero in a discounted cash flow analysis.

Mandatory convertible is a bond issued by a company which must be converted into shares to common stock on or before a specific date.

Meme stocks are stocks that see dramatic price increases, mostly fueled by people on social media (primarily Reddit, Twitter and Tik Tok). These stocks rarely have company fundamentals that back the rise in price and are often highly volatile.

Mortgage-backed security (MBS) is an investment similar to a bond that is made up of a bundle of home loans bought from the banks that issued them. Investors in MBS receive periodic payments similar to bond coupon payments.

GLOSSARY OF TERMS

MSCI ACWI ex USA Index is an index that captures large and mid cap representation across Developed Markets countries (excluding the US) and Emerging Markets countries.  The index covers the majority of the global equity opportunity set outside the US.

MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the large- and mid-cap segments of certain developed markets and global emerging markets countries.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure small cap equity market performance in the global emerging markets.

MSCI Europe Index is an index that captures large and mid cap representation across 15 developed market countries in Europe.

Net present value (NPV) is the difference between the present value of cash inflows and the present value of cash outflows over a period of time. NPV is used in capital budgeting and investment planning to analyze the profitability of a projected investment or project.

90% active share is an active share that was developed to quantify the degree of active management and measures the fraction of portfolio (based on position weights) that differs from the benchmark index.  A portfolio with an active share of more than 60% is considered actively managed. Therefore, a 90% active share portfolio significantly differs from its index.

Positive Convexity is a measure describing the sensitivity of a bond’s duration to changes in yield where a fall in yields leads to a greater increase in price than price declines due to an increase in yields providing downside protection for investors.

Price to Book Value Ratio (P/B) is ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Quantitative Easing is an expansionary monetary policy implemented by a central bank aiming to increase the money supply and decrease interest rates by buying bonds in order to inject liquidity into the economy.

Relative performance measures how a stock is performing relative to a specific market or index.

Return of Capital (ROC) is a return from an investment that is not considered income. The return of capital is when some or all of the money an investor has in an investment is paid back to him or her, thus decreasing the value of the investment.

Return on Capital Employed (ROCE) is a financial ratio that measures a company’s profitability and the efficiency with which its capital is employed. Return on Capital Employed (ROCE) is calculated as:  ROCE = Earnings Before Interest and Tax (EBIT) / Capital Employed.

Return on Equity (ROE) is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Return on Invested Capital (ROIC) is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. ROIC is typically calculated by taking a company’s net income, subtracting dividends the company paid out and dividing that amount by the company’s total capital.

Risk-adjusted return refers to a calculation of the profit or potential profit from an investment that takes into account the degree of risk that must be accepted in order to achieve it. The risk is usually measured in comparison to U.S. Treasuries.

Russell Midcap Growth Index measures the performance of the mid-capitalization growth sector of the U.S. equity market.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price to book value ratios and lower expected growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price to book value ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

GLOSSARY OF TERMS

S&P 500 Index (“S&P 500”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

Securitized credit refers to the transformation of illiquid, nonmarketed assets into liquid, marketable assets, or in other words, securities.

Sell-side research is investment research issued by an investment bank or brokerage firm that is circulated to the firm’s clients. The ultimate outcome of the research is to provide a report including a set of financial estimates, a price target, and a recommendation of a stock’s expected performance.

Standard deviation is a statistical measure of the extent to which returns of an asset vary from its average.

Sustainable Business Advantage Drivers (SBA Drivers) refers to characteristic determined to help drive material value for customers and meaningful differentiation versus peers, as well as strong ESG risk management.

Tangible Book Value (“TBV”) is a valuation ratio expressing the price of a security compared to its hard, or tangible, book value as reported in the company’s balance sheet. The tangible book value number is equal to the company’s total book value less the value of any intangible assets.

Tier 1 Capital Ratio is a comparison between a banking firm’s core equity capital and total risk-weighted assets. A firm’s core equity capital is known as its Tier 1 capital and is the measure of a bank’s financial strength based on the sum of its equity capital and disclosed reserves, and sometimes non-redeemable, non-cumulative preferred stock. A firm’s risk-weighted assets include all assets that the firm holds that are systematically weighted for credit risk. Central banks typically develop the weighting scale for different asset classes, such as cash and coins, which have zero risk, versus a letter or credit, which carries more risk.

Turnover refers to a fund buying or selling securities. (The fund “turns over” its portfolio.) A fund pays transaction costs, such as commissions, when it buys and sells securities. Additionally, a higher turnover rate may result in higher taxes when the fund shares are held in a taxable account.

Yield concessions is when an investor gives up some yield by buying a lower yielding bond that if one were to invest in a higher yielding bond.

Yield Curve is a line that plots the yields of securities having equal credit quality but different maturity dates.

Yield Spread is the difference between yields on differing securities, calculated by deducting the yield of one security from another.

The broad based market indexes referenced in the following management commentaries are considered representative of their indicated market, the indexes are unmanaged and do not reflect the deduction of fees, such as, investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
June 30, 2023

Dear Shareholder:

During the 12-month period ended June 30, 2023, the Brown Advisory Growth Equity Fund Institutional Shares (the “Fund”) increased 20.22% in value. During the same period, the Russell 1000® Growth Index (the “Index”), the Fund’s benchmark, increased 27.11%.

The market has thus far shrugged off several ongoing macroeconomic challenges, from banking turmoil in the U.S., a debt ceiling crisis, and the Fed’s continued effort to tamp down inflation. Despite these economic headwinds, U.S. growth stocks posted strong absolute returns, mostly driven by a subset of mega-cap companies (a consistent trend in recent quarters; year-to-date more than 70% of the Index’s return came from the 10 largest constituents by market capitalization).

This narrow market leadership has pushed the Index into historic territory. As of the end of the period, the top 10 companies represented 53% of our benchmark, the highest percentage in its history. The information technology sector, according to GICS, is now 43% of the benchmark, just shy of the peak of the technology bubble in the late 1990s. While these dynamics have created a challenging environment from a relative performance perspective, our Fund’s companies have executed well, fundamentally.

From a sector perspective, information technology and communication services were the largest detractors to relative performance during the period. While the portfolio’s information technology stocks, on average, returned more than 40% during the period, our underweight to the sector was the primary driver of relative underperformance. Match Group, the online dating provider, has underperformed during the period due to macroeconomic uncertainties, foreign exchange headwinds and management team changes. The new management team is relentlessly focused on Tinder, the company’s largest and most profitable brand, and ensuring that profitability is optimized across its user base, something we expect to benefit the company in the back half of this year.

Health care and consumer discretionary were the largest positive contributing sectors to relative performance during the period. Intuitive Surgical, the provider of advanced robotic-surgical solutions and longest held name in the Fund, was a top contributor to absolute performance during the period. The company recently reported impressive results across geographies and raised guidance for the remainder of the fiscal year. The company’s procedure growth of 26% significantly exceeded Wall Street consensus estimates of 14%.

While the concentration in the benchmark (and in U.S. equities generally) has made it challenging to outperform, we are generally pleased with our companies’ fundamental execution. We hope that the month of June, where fundamentals mattered more than market cap, compared to recent months, is indicative of what to expect over the coming quarters.

Sincerely,

Kenneth M. Stuzin, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
June 30, 2023

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets.

The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Growth Equity Fund
Performance Information & Portfolio Holdings Summary
June 30, 2023

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against broad-based securities market indices. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book ratios and higher forecasted growth values. The S&P 500 Index is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The indexes are unmanaged and do not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

Information Technology	30.5%
Health Care	21.2%
Financials	9.8%
Consumer Discretionary	8.7%
Industrials	8.2%
Consumer Staples	6.8%
Communication Services	5.6%
Real Estate Investment Trusts	3.1%
Real Estate	2.9%
Money Market Funds	2.1%
Other Assets and Liabilities	1.1%
100.0%

Average Annual Total Return	One Year	Five Year	Ten Year
Institutional Shares	20.22%	10.93%	12.41%
Investor Shares	20.03%	10.76%	12.25%
Advisor Shares	19.76%	10.49%	11.97%
Russell 1000® Growth Index	27.11%	15.14%	15.74%
S&P 500 Index	19.59%	12.31%	12.86%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	0.66%	0.81%	1.06%
Net Expense Ratio[1]	0.66%	0.81%	1.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/growth-equity-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.  Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2022. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Growth Equity Fund
Schedule of Investments
June 30, 2023

Shares	Security Description	Value $
Common Stocks — 93.7%

Communication Services — 5.6%
775,983	Alphabet, Inc. — Class C*	93,870,664
1,164,379	Match Group, Inc.*	48,729,261
		142,599,925
Consumer Discretionary — 8.7%
758,537	Amazon.com, Inc.*	98,882,883
1,352,463	Chewy, Inc.*	53,381,715
183,523	Lululemon Athletica, Inc.*	69,463,455
		221,728,053
Consumer Staples — 6.8%
169,406	Costco Wholesale Corp.	91,204,802
410,842	Estee Lauder Companies, Inc.	80,681,152
		171,885,954
Financials — 9.8%
243,875	MasterCard, Inc.	95,916,038
519,633	Progressive Corp.	68,783,820
206,688	S&P Global, Inc.	82,859,152
		247,559,010
Health Care — 21.2%
174,666	Align Technology, Inc.*	61,768,884
427,080	DexCom, Inc.*	54,884,051
861,137	Edwards Lifesciences Corp.*	81,231,053
337,006	Intuitive Surgical, Inc.*	115,235,832
166,916	Thermo Fisher Scientific, Inc.	87,088,423
343,242	Veeva Systems, Inc.*	67,869,241
407,274	Zoetis, Inc.	70,136,655
		538,214,139
Industrials — 8.2%
144,694	Cintas Corp.	71,924,493
452,644	Generac Holdings, Inc.*	67,502,800
319,437	IDEX Corp.	68,762,009
		208,189,302
Information Technology — 30.5%
173,558	Adobe, Inc.*	84,868,126
376,288	Atlassian Corp.*	63,144,889
344,401	Autodesk, Inc.*	70,467,889
213,697	Intuit, Inc.	97,913,829
347,332	Microsoft Corp.	118,280,439
284,475	NVIDIA Corp.	120,338,615
330,127	NXP Semiconductors NV	67,570,394
210,858	ServiceNow, Inc.*	118,495,870
530,027	Shopify, Inc.*	34,239,744
		775,319,795
Real Estate — 2.9%
829,901	CoStar Group, Inc.*	73,861,189
Total Common Stocks (Cost $1,412,241,143)		2,379,357,367

Real Estate Investment Trusts — 3.1%
337,947	SBA Communications Corp.	78,322,597
Total Real Estate Investment Trusts (Cost $48,355,046)		78,322,597

Short-Term Investments — 2.1%

Money Market Funds — 2.1%
51,949,309	First American Government
	Obligations Fund — Class Z, 4.97%#	51,949,309
Total Short-Term Investments (Cost $51,949,309)		51,949,309
Total Investments — 98.9% (Cost $1,512,545,498)		2,509,629,273
Other Assets in Excess of Liabilities — 1.1%		29,102,233
NET ASSETS — 100.0%		$2,538,731,506

*	Non-income producing
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
June 30, 2023

Dear Shareholder:

During the twelve-month period ended June 30, 2023 the Brown Advisory Flexible Equity Fund Investor Shares (the “Fund”) returned 21.24%. During the same period, the S&P 500 Index (the “Index”), the Fund’s benchmark, returned 19.59%.

While outperformance over the course of a year is always welcome, we remind shareholders that our focus remains on longer-term investment horizons. It is interesting to note that more recently, the market’s strong performance has been primarily driven by some of the largest companies within the S&P 500 Index. These companies now have more sway on the returns as the Index has become top heavy with the ten largest companies accounting for nearly 30% of the market value.

The U.S. equity markets have demonstrated remarkable resilience in the face of various concerns looming over the economy. Investors thus far have successfully overcome worries regarding a slowing economy, prominent bank failures, a weaker than expected China recovery, the possibility of a policy error by the Fed, and the risk of a U.S. default due to a political stalemate earlier in the year. As we stand today, the outlook remains uncertain, as is often the case. On one hand, a pessimistic view perceives the glass as half-empty as the money supply dwindles, consumers exhaust their excess savings, and potential commercial real estate losses pose a contagion risk. On the other hand, an optimistic investor recognizes the glass as half-full, with full employment, healthy consumer balance sheets and companies reporting robust quarterly results. Furthermore, the Fed’s hiking cycle may be nearing its end, and there is a possibility of rate cuts in the near future.

In the twelve-month period, communications services and financials sectors contributed the most to the portfolio’s return relative to the Index. Both had a larger weighting and a higher return than the Index. Information technology detracted the most from the results. While the return was strongly positive, both the return and the weighting were lower than the Index.

The largest contributors to returns in the twelve-month period were Microsoft, Meta, First Citizens BancShares, Apple and Booking Holdings. Meta (formerly known as Facebook) is particularly interesting as it illustrates stock prices getting disconnected from the underlying business value. Meta’s stock is the best performing stock in the portfolio as it has more than doubled this year, which is in stark contrast from the previous year when it was one of the biggest detractors to return in the portfolio. We had strong conviction that Meta’s business would recover from some of the challenges that had led to a situation of a ‘perfect storm’ for it in 2022. In fact, we had added to our position when the stock was lower and when Mark Zuckerberg proclaimed this year as the ‘year of efficiency’ and brought in more expense discipline to the company.

The biggest detractors were Avantor, SBA Communications, CarMax, Nomad Foods and Suncor Energy. Generally speaking, investors have shied away from businesses that are economically sensitive (e.g., Suncor) as well as from businesses that are more levered (e.g., SBA Communications) due to higher interest rate costs.  We see nothing wrong with most of these businesses and plan to continue to hold them, especially at these prices, viewing them as attractive outside of the short-term cyclical concerns.

Since our semi-annual report at the end of 2022, no holdings were eliminated and we added one new investment, Uber Technologies. Uber is a strong global consumer brand that has transformed rideshare. It has built a two-sided network of consumers and drivers at scale that is difficult to disrupt. In the past, our biggest reservation of investing in Uber was its mentality of growth regardless of cost. We believe Uber’s management is now focused on profitable growth for the long-term to drive value creation. We see tremendous potential for its free cash flow to grow from here if it can execute on its existing strategy and achieve its margin targets.

We look for investment bargains among long-term attractive businesses with shareholder-oriented managers – those with productive assets and productive managers. These businesses should have or develop competitive advantages that result in good business economics, managers who allocate capital well, capacity to adjust to changes in the world and the ability to grow business value over time. Bargains in these types of stocks can arise for various reasons, but are often due to short-term investor perceptions, temporary business challenges that should improve, company or industry changes for the better or as-yet-unrecognized potential for long-term growth and development. Despite the occasional investment that will go awry, and stretches when the general stock market, or our investment selection, is unrewarding, we are optimistic about the long-term outlook for equities of good businesses purchased at reasonable prices and our ability to find them.

Sincerely,

Maneesh Bajaj
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
June 30, 2023

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

Investments in smaller and medium-sized capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets.

The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
Performance Information & Portfolio Holdings Summary
June 30, 2023

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based securities market index. The S&P 500 Index (“Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

Financials	25.7%
Information Technology	21.0%
Health Care	13.3%
Communication Services	12.5%
Consumer Discretionary	11.7%
Industrials	7.3%
Energy	3.2%
Money Market Funds	2.6%
Consumer Staples	1.4%
Real Estate Investment Trusts	1.2%
Other Assets and Liabilities	0.1%
100.0%

Average Annual Total Return	One Year	Five Year	Ten Year
Institutional Shares	21.44%	12.11%	12.53%
Investor Shares	21.24%	11.94%	12.35%
Advisor Shares	20.93%	11.66%	12.07%
S&P 500 Index	19.59%	12.31%	12.86%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	0.53%	0.68%	0.93%
Net Expense Ratio[1]	0.53%	0.68%	0.93%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/flexible-equity-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.  Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2022. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Flexible Equity Fund
Schedule of Investments
June 30, 2023

Shares	Security Description	Value $
Common Stocks — 96.1%

Communication Services — 12.5%
128,683	Alphabet, Inc. — Class A*	15,403,355
213,558	Alphabet, Inc. — Class C*	25,834,111
87,739	Meta Platforms, Inc.*	25,179,338
16,947	Netflix, Inc.*	7,464,984
191,307	Pinterest, Inc.*	5,230,334
67,270	T-Mobile US, Inc.*	9,343,803
		88,455,925
Consumer Discretionary — 11.7%
179,168	Amazon.com, Inc.*	23,356,341
7,231	Booking Holdings, Inc.*	19,526,086
75,601	Bright Horizons Family Solutions, Inc.*	6,989,312
148,080	CarMax, Inc.*	12,394,296
41,724	Lowe’s Companies, Inc.	9,417,107
128,178	TJX Companies, Inc.	10,868,213
		82,551,355
Consumer Staples — 1.4%
558,760	Nomad Foods, Ltd.*	9,789,475

Energy — 3.2%
314,876	Baker Hughes Co.	9,953,230
439,531	Suncor Energy, Inc.	12,887,049
		22,840,279
Financials — 25.7%
36,675	Ameriprise Financial, Inc.	12,181,968
473,107	Bank of America Corp.	13,573,440
86,537	Berkshire Hathaway, Inc.*	29,509,117
63,313	Blackstone, Inc.	5,886,209
130,966	Charles Schwab Corp.	7,423,153
10,671	First Citizens BancShares, Inc.	13,695,695
90,354	Fiserv, Inc.*	11,398,157
331,539	KKR & Co., Inc.	18,566,184
87,556	MasterCard, Inc.	34,435,775
147,829	Visa, Inc.	35,106,431
		181,776,129
Health Care — 13.3%
58,270	Agilent Technologies, Inc.	7,006,968
26,197	Align Technology, Inc.*	9,264,307
481,489	Avantor, Inc.*	9,889,784
201,057	Edwards Lifesciences Corp.*	18,965,707
33,760	Elevance Health, Inc.	14,999,230
78,890	Merck & Co., Inc.	9,103,117
51,141	UnitedHealth Group, Inc.	24,580,410
		93,809,523
Industrials — 7.3%
73,404	Canadian National Railway Co.	8,887,022
257,424	Carrier Global Corp.	12,796,547
92,297	Otis Worldwide Corp.	8,215,356
144,340	Uber Technologies, Inc.*	6,231,158
34,778	United Rentals, Inc.	15,489,078
		51,619,161
Information Technology — 21.0%
32,057	Accenture PLC	9,892,149
24,510	Adobe, Inc.*	11,985,145
60,541	Analog Devices, Inc.	11,793,992
159,734	Apple, Inc.	30,983,604
31,297	Intuit, Inc.	14,339,973
153,623	Microsoft Corp.	52,314,776
171,889	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	17,347,038
		148,656,677
Total Common Stocks (Cost $302,226,838)		679,498,524

Real Estate Investment Trusts — 1.2%
37,241	SBA Communications Corp.	8,630,974
Total Real Estate Investment Trusts (Cost $6,641,597)		8,630,974

Short-Term Investments — 2.6%

Money Market Funds — 2.6%
18,388,478	First American Government
	Obligations Fund — Class Z, 4.97%#	18,388,478
Total Short-Term Investments (Cost $18,388,478)		18,388,478
Total Investments — 99.9% (Cost $327,256,913)		706,517,976
Other Assets in Excess of Liabilities — 0.1%		673,698
NET ASSETS — 100.0%		$707,191,674

ADR — American Depositary Receipt
*	Non-income producing
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
A Message to Our Shareholders
June 30, 2023

Dear Shareholder:

During the 12-month period ended June 30, 2023, the Brown Advisory Equity Income Fund Investor Shares (the “Fund”) increased 10.87% in value. During the same period, the S&P 500 Index (the “Index”), the Fund’s benchmark, increased 19.59%.

In recent months, the attention of investors seemed to shift rapidly and dramatically away from shorter-term economic concerns and toward the long-term growth potential of the emerging technology of Generative AI. This sudden shift and narrowing of investor enthusiasm seemed to crest during the spring, when a small cohort of very large, tech-related companies accounted for virtually all of the Index’s positive performance. During the springtime run-up, the vast majority of the Fund’s holdings meaningfully trailed the strong performance of the Index’s tech-related leaders.

The current narrow and bifurcated nature of the U.S. stock market is unusual, but it is certainly not unprecedented. Most recently in 2020, the Fund similarly trailed the Index during the market’s sharp recovery from its Covid-related lows. Some investors might also recall the market environment of the late 1990’s, when technology- and internet-related companies dominated all other possible investment options. Then as now, the type of defensive and income-oriented businesses favored by the Fund were largely overshadowed by the general fervor for other segments of the stock market.

Given the enthusiasm for AI, the information technology sector was by far the best performing sector for the Index over the past year. Unfortunately, the sector detracted from relative performance as the Fund’s holdings did not keep pace with the Index’s surging advance, despite strong performance from large holdings such as Microsoft and Apple. In particular, Microsoft has clearly benefited from the early excitement amongst investors. Through its partnership with OpenAI, Microsoft is already integrating AI technology into many of its well-known software products.

In March, several of the Fund’s financial stocks were hit hard by the turbulence created by the failures of Silicon Valley Bank and Signature Bank. Worries about deposit flight, uninsured deposits, accounting losses for owned securities, and the prospect of increased regulation battered the stock prices of many financial services companies, especially small- and mid-sized banks. The Fund added regional bank Truist Financial amidst the turmoil. Formed by the combination of Suntrust and BB&T a few years ago, Truist has a large presence in key Southeastern US markets and appears well-positioned to accelerate its business growth rate over the coming years.

The Fund also added Internet access and data transport services provider Cogent Communications during the same period. Cogent is a stable, well-managed business that caters primarily to corporate customers and has steadily grown its dividend over time. The company also has a history of executing savvy acquisitions, and its recent deal to acquire Sprint’s wireline assets from T-Mobile seems to fit that mold.

To make room for Truist and Cogent, the Fund exited investment manager T. Rowe Price Group and defense technologies provider L3Harris Technologies. T. Rowe Price’s near-term earnings growth has been hampered by persistent outflows from some of its largest funds, primarily several that are focused on large U.S. stocks. As for L3Harris, the company’s dividend growth rate has slowed recently as its strategic priorities have shifted toward acquisitions and higher research and development program investments.

While the large majority of the Fund’s holdings continued to increase their dividends over the past year, the rate of absolute dividend growth has noticeably slowed in recent months. This change may reflect the uncertain macroeconomic environment as management teams continue to adjust to operating in a world of higher inflation and interest rates.

While we anticipate a challenging investment backdrop for the remainder of 2023, we are nonetheless optimistic about finding opportunities in fundamentally strong businesses that are run by management teams who are committed to paying consistent dividends to shareholders. In the end, the Fund’s long-term goal is to build the best possible portfolio of investments offering above-average yields with strong potential for future growth at reasonable valuations.

Sincerely,

Brian Graney, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
A Message to Our Shareholders
June 30, 2023

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities and ADRs entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Dividends are not guaranteed and a company’s future abilities to pay dividends may be limited. A company currently paying dividends may cease paying dividends at any time.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
Performance Information & Portfolio Holdings Summary
June 30, 2023

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The S&P 500 Index (“Index”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees. Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

Information Technology	20.7%
Health Care	19.2%
Financials	15.0%
Consumer Discretionary	9.0%
Industrials	8.8%
Consumer Staples	7.2%
Materials	4.5%
Real Estate Investment Trusts	3.9%
Communication Services	3.5%
Energy	3.5%
Money Market Funds	3.1%
Utilities	1.9%
Other Assets and Liabilities	(0.3)%
100.0%

Average Annual Total Return	One Year	Five Year	Ten Year
Institutional Shares	10.95%	9.37%	9.19%
Investor Shares	10.87%	9.22%	9.03%
Advisor Shares	10.51%	8.92%	8.75%
S&P 500 Index	19.59%	12.31%	12.86%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	0.79%	0.94%	1.19%
Net Expense Ratio[1]	0.76%	0.91%	1.16%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/equity-income-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.  Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2022. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Equity Income Fund
Schedule of Investments
June 30, 2023

Shares	Security Description	Value $
Common Stocks — 92.7%

Communication Services — 3.5%
11,317	Cogent Communications Holdings, Inc.	761,521
42,915	Comcast Corp.	1,783,118
		2,544,639
Consumer Discretionary — 9.0%
12,619	Best Buy Co., Inc.	1,034,127
5,739	Home Depot, Inc.	1,782,763
6,327	Lowe’s Companies, Inc.	1,428,004
7,698	McDonald’s Corp.	2,297,160
		6,542,054
Consumer Staples — 7.2%
13,783	Procter & Gamble Co.	2,091,432
10,406	Target Corp.	1,372,551
32,912	Unilever PLC ADR	1,715,703
		5,179,686
Energy — 3.5%
37,222	Baker Hughes Co.	1,176,587
79,285	Kinder Morgan, Inc.	1,365,288
		2,541,875
Financials — 14.4%
8,447	Ameriprise Financial, Inc.	2,805,756
50,878	Bank of America Corp.	1,459,690
16,295	Blackstone, Inc.	1,514,946
8,977	Chubb Ltd.	1,728,611
12,676	JPMorgan Chase & Co.	1,843,597
36,070	Truist Financial Corp.	1,094,724
		10,447,324
Health Care — 19.2%
14,912	AbbVie, Inc.	2,009,094
2,159	Becton, Dickinson & Co.	569,998
21,216	CVS Health Corp.	1,466,662
15,603	Gilead Sciences, Inc.	1,202,523
4,033	Johnson & Johnson	667,542
17,136	Medtronic PLC	1,509,682
26,736	Merck & Co., Inc.	3,085,067
17,182	Novartis AG ADR	1,733,836
3,446	UnitedHealth Group, Inc.	1,656,285
		13,900,689
Industrials — 8.8%
10,395	Automatic Data Processing, Inc.	2,284,717
5,773	Cummins, Inc.	1,415,309
10,475	Otis Worldwide Corp.	932,380
9,749	United Parcel Service, Inc.	1,747,508
		6,379,914
Information Technology — 20.7%
4,702	Accenture PLC	1,450,943
9,346	Analog Devices, Inc.	1,820,694
25,745	Apple, Inc.	4,993,758
31,264	Cisco Systems, Inc.	1,617,599
15,073	Microsoft Corp.	5,132,960
		15,015,954
Materials — 4.5%
15,822	Dow, Inc.	842,680
6,315	Linde PLC	2,406,520
		3,249,200
Utilities — 1.9%
27,116	Dominion Energy, Inc.	1,404,338
Total Common Stocks (Cost $35,300,075)		67,205,673

Preferred Stocks — 0.6%

Financials — 0.6%
6,373	KKR & Co., Inc. — Series C, 6.00%	421,255
Total Preferred Stocks (Cost $331,644)		421,255

Real Estate Investment Trusts — 3.9%
6,350	American Tower Corp.	1,231,519
23,774	Hannon Armstrong Sustainable
	Infrastructure Capital, Inc.	594,350
15,546	W.P. Carey, Inc.	1,050,288
Total Real Estate Investment Trusts (Cost $2,310,384)		2,876,157

Short-Term Investments — 3.1%

Money Market Funds — 3.1%
2,237,337	First American Government
	Obligations Fund — Class Z, 4.97%#	2,237,337
Total Short-Term Investments (Cost $2,237,337)		2,237,337
Total Investments — 100.3% (Cost $40,179,440)		72,740,422
Liabilities in Excess of Other Assets — (0.3)%		(209,520)
NET ASSETS — 100.0%		$72,530,902

ADR — American Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
June 30, 2023

Dear Shareholder:

During the 12-month period ended June 30, 2023, the Brown Advisory Sustainable Growth Fund Institutional Shares (the “Fund”) increased in value by 21.63%. During the same period, the Russell 1000® Growth Index, the Fund’s benchmark, increased 27.11%.

The past year has been volatile, with the market fluctuating between upswings and downswings on a nearly monthly cadence. While each quarter experienced a similar degree of volatility, the direction of the market shifted dramatically between the back half of 2022 and the first two quarters of 2023, with investor concerns about geopolitical and macroeconomic uncertainty giving way to optimism about gradually improving economic indicators, stronger-than-expected resilience in corporate earnings, and the potential of a paradigm shift in technology driven by artificial intelligence. Against the backdrop of an uncertain macro environment and a sharp market rotation, the strategy underperformed the benchmark due to unfavorable sector allocation and stock selection. From a sector allocation perspective, our underweight to communication services and lack of exposure to energy and consumer staples had positive contributions to relative returns but were not enough to offset the negative impact of our overweight to health care and underweight to information technology. Inclusive of stock selection and interaction, strong performance from our industrials and consumer discretionary names was outweighed by weakness in our health care and financial services names. The strategy’s large active weight in semiconductors was a key contributor to absolute returns during the period, as companies like Nvidia, Marvell, Monolithic Power and Cadence Design Systems benefited from investor enthusiasm about artificial intelligence.

Consistent with our historical approach during periods of market turbulence, we sought to take advantage of short-term dislocations to upgrade the portfolio via strategic trades that we believe will better position the portfolio for long-term success. Our valuation discipline is a key aspect of our fundamentally-driven approach that helps us identify companies that may be trading at a short-term discount relative to our view of their business model strengths and long-term upside/downside potential. This approach defined our trading activity over the past year, including the one new name that we initiated, the one stock we fully exited, and the 133 adjustments to position sizes that we made to existing holdings during the period. True to our “one in, one out” philosophy, we eliminated Enphase from the portfolio in the first quarter of 2023 in order to make room for Gartner, a company that we believe possesses a superior business model, stronger pricing power, and less downside risk. We also took advantage of strong share price appreciation by trimming a number of our top-performing names like Nvidia and Cadence,  in order to fund incremental additions to other high-conviction portfolio holdings that we believed were trading down on short-term weakness.

We remain fully invested and disciplined in our process of finding investment opportunities at the intersection of strong fundamentals, sustainable business advantages and attractive valuations. This philosophy has served us well over the last thirteen and a half years, and we believe it will continue to do so in the years ahead.

Sincerely,

David Powell, Karina Funk
Portfolio Managers

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
June 30, 2023

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

The Adviser assesses a company’s Environmental, Social and Governance (“ESG”) profile through conducting ESG research and leveraging engagement when appropriate through dialogue with company management teams as part of its fundamental due diligence process. The Adviser views ESG characteristics as material to fundamentals and seeks to understand their impact on companies in which the Fund may invest. The Fund’s consideration of ESG characteristics as part of the investment process could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not take ESG characteristics into consideration.

Investments in smaller and medium-sized capitalization companies generally carry greater  risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to the funds that do not use these criteria.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
Performance Information & Portfolio Holdings Summary
June 30, 2023

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The Russell 1000® Growth Index (“Index”) measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book ratios and higher forecasted growth values.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

Information Technology	39.2%
Health Care	21.2%
Consumer Discretionary	11.2%
Financials	10.8%
Industrials	6.3%
Communication Services	3.8%
Real Estate Investment Trusts	3.6%
Materials	2.0%
Money Market Funds	1.7%
Other Assets and Liabilities	0.2%
100.0%

Average Annual Total Return	One Year	Five Year	Ten Year
Institutional Shares	21.63%	14.78%	15.86%
Investor Shares	21.42%	14.60%	15.69%
Advisor Shares	21.14%	14.32%	15.39%
Russell 1000® Growth Index	27.11%	15.14%	15.74%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	0.63%	0.78%	1.03%
Net Expense Ratio[1]	0.63%	0.78%	1.03%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/sustainable-growth-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.  Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2022. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Sustainable Growth Fund
Schedule of Investments
June 30, 2023

Shares	Security Description	Value $
Common Stocks — 94.5%

Communication Services — 3.8%
2,399,135	Alphabet, Inc. — Class A*	287,176,460

Consumer Discretionary — 11.2%
2,766,839	Amazon.com, Inc.*	360,685,132
88,224	Chipotle Mexican Grill, Inc.*	188,711,136
422,009	Home Depot, Inc.	131,092,876
1,625,931	NIKE, Inc.	179,454,004
		859,943,148
Financials — 10.8%
1,692,454	Blackstone, Inc.	157,347,448
1,789,867	Block, Inc.*	119,151,446
428,719	MSCI, Inc.	201,193,540
1,466,094	Visa, Inc.	348,168,003
		825,860,437
Health Care — 21.2%
385,732	Bio-Rad Laboratories, Inc.*	146,238,716
1,201,197	Danaher Corp.	288,287,280
2,114,104	Edwards Lifesciences Corp.*	199,423,430
422,903	IDEXX Laboratories, Inc.*	212,394,574
476,362	Thermo Fisher Scientific, Inc.	248,541,874
675,510	UnitedHealth Group, Inc.	324,677,126
525,639	West Pharmaceutical Services, Inc.	201,041,148
		1,620,604,148
Industrials — 6.3%
2,625,499	Fortive Corp.	196,308,560
1,253,424	Verisk Analytics, Inc.	283,311,427
		479,619,987
Information Technology — 39.2%
353,211	Adobe, Inc.*	172,716,647
837,768	Analog Devices, Inc.	163,205,584
763,465	Atlassian Corp.*	128,117,062
752,731	Autodesk, Inc.*	154,016,290
954,731	Cadence Design Systems, Inc.*	223,903,514
3,480,202	Dynatrace, Inc.*	179,125,997
413,323	Gartner, Inc.*	144,791,180
674,401	Intuit, Inc.	309,003,794
3,145,946	Marvell Technology, Inc.	188,064,652
1,174,603	Microsoft Corp.	399,999,306
419,910	Monolithic Power Systems, Inc.	226,847,979
1,040,159	NVIDIA Corp.	440,008,060
486,788	ServiceNow, Inc.*	273,560,252
		3,003,360,317
Materials — 2.0%
835,355	Ecolab, Inc.	155,952,425
Total Common Stocks (Cost $5,087,430,142)		7,232,516,922

Real Estate Investment Trusts — 3.6%
1,413,509	American Tower Corp.	274,135,935
Total Real Estate Investment Trusts (Cost $300,537,606)		274,135,935

Short-Term Investments — 1.7%

Money Market Funds — 1.7%
134,012,462	First American Government
	Obligations Fund — Class Z, 4.97%#	134,012,462
Total Short-Term Investments (Cost $134,012,462)		134,012,462
Total Investments — 99.8% (Cost $5,521,980,210)		7,640,665,319
Other Assets in Excess of Liabilities — 0.2%		12,297,570
NET ASSETS — 100.0%		$7,652,962,889

*	Non-income producing
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
A Message to Our Shareholders
June 30, 2023

Dear Shareholder:

During the twelve-month period ended June 2023, the Brown Advisory Mid-Cap Growth Fund Investor Shares (the “Fund”) increased 17.26% in value. During the same period, the Russell Midcap® Growth Index, the Fund’s benchmark, increased 23.13%.

We seek to produce attractive, risk-adjusted returns over a full market cycle by owning companies that we believe are well-positioned to grow their enterprise value meaningfully (or compound) over time. We define a firm’s potential to compound with a set of traits we call the three Gs—durable growth, sound governance and scalable go-to-market strategies. This philosophy typically leads us to own higher-quality, less-cyclical businesses. Finally, we strive to mitigate risk through deep due diligence, a valuation sensitivity, and by employing a structured sell discipline.

During the last twelve months, signs of economic growth slowing emerged, the pace of inflation eased but remained elevated, the U.S. 10-year Treasury yield popped 84 basis points to end the period at 3.81%, and, most recently, the AI theme emerged, sending numerous tech stocks soaring. With that backdrop, large caps, tech, and growth-oriented investments (sometimes regardless of quality or valuation, in our view) led returns in the U.S markets while small-caps and value benchmarks generally lagged. The Russell Midcap Growth Index nearly kept pace with the NASDAQ thanks to (approximately) 30% gains in the tech, consumer discretionary, and industrial sectors. In our view, the Fund underperformed during this period due to a lack of exposure to momentum-oriented investments in the aforementioned sectors as well as selection effects in the health care sector.

The Fund’s two largest contributors during the last twelve months were Dexcom and CoStar Group. Continuous glucose monitor (CGM) maker Dexcom’s stock price benefited from the company’s solid results and the approval of its next-generation sensor during the period. CoStar Group’s growth accelerated in the segments that should drive profit growth over the coming years (CoStar suite and multifamily). Solid results helped lift its share price out of a brief drawdown following the company’s announcement of a major investment in a new residential real estate information business, which we think could be quite additive to shareholder value in five-to-ten years.

The Fund’s two largest detractors were Match Group and SBA Communications. Match Group’s revenue growth slowed as execution issues emerged at Tinder, by far the largest top-line contributor of the firm’s 45+ online dating brands. The company’s new CEO has taken several steps to improve execution and we continue to hold the position. Results at SBA Communications have generally been in line with our expectations. Nonetheless, the cell-tower REIT’s share price underperformed during the last twelve months due to rising rates (which hurts its valuation multiples) and fears of slightly lower growth in the future. Like with Match Group’s shares, we continue to hold this stock due to its solid long-term prospects and reasonable valuation.

The Fund added 27 new investments during the period, including eleven in technology, five in health care, five in industrials, three in consumer discretionary, one in materials, one in consumer staples, and one in the financials vertical. The Fund exited 21 investments during the period to fund those opportunities.

As always, we remain committed to seeking attractive, risk-adjusted returns over a full market cycle by owning a diversified portfolio of companies, each of which we believe could one day grow much larger. We thank you for your support and interest and look forward to updating you in our next letter.

Sincerely,

George Sakellaris, CFA
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
A Message to Our Shareholders
June 30, 2023

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

Investments in smaller and medium-sized capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs

Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
Performance Information & Portfolio Holdings Summary
June 30, 2023

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund compared with the broad-based securities market index. The Russell Midcap® Growth Index (“Index”) measures the performance of the mid-capitalization growth sector of the U.S. equity market. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

Industrials	25.2%
Health Care	19.7%
Information Technology	17.7%
Consumer Discretionary	9.4%
Money Market Funds	5.9%
Financials	5.3%
Consumer Staples	4.6%
Communication Services	4.2%
Real Estate	3.5%
Materials	2.0%
Real Estate Investment Trusts	1.9%
Other Assets and Liabilities	0.6%
100.0%

			Since Inception
Average Annual Total Return	One Year	Five Year	(10/2/17)
Institutional Shares[1]	17.38%	7.28%	8.72%
Investor Shares	17.26%	7.11%	8.55%
Russell Midcap® Growth Index	23.13%	9.71%	10.57%

	Institutional Shares	Investor Shares
Gross Expense Ratio[2]	0.79%	0.94%
Net Expense Ratio[2]	0.79%	0.94%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/mid-cap-growth-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.  Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to its inception date of July 2, 2018, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2022. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Mid-Cap Growth Fund
Schedule of Investments
June 30, 2023

Shares	Security Description	Value $
Common Stocks — 91.6%

Communication Services — 4.2%
39,063	Match Group, Inc.*	1,634,786
43,193	Pinterest, Inc.*	1,180,897
15,344	Trade Desk, Inc.*	1,184,864
		4,000,547
Consumer Discretionary — 9.4%
15,621	Bright Horizons Family Solutions, Inc.*	1,444,161
665	Chipotle Mexican Grill, Inc.*	1,422,435
6,346	Five Below, Inc.*	1,247,243
2,857	Lululemon Athletica, Inc.*	1,081,375
4,104	Pool Corp.	1,537,523
21,079	Ross Stores, Inc.	2,363,588
		9,096,325
Consumer Staples — 4.6%
7,155	Casey’s General Stores, Inc.	1,744,961
17,612	Church & Dwight Co., Inc.	1,765,251
5,585	Dollar General Corp.	948,221
		4,458,433
Financials — 5.3%
5,000	Jack Henry & Associates, Inc.	836,650
22,289	KKR & Co., Inc.	1,248,184
19,645	Tradeweb Markets, Inc.	1,345,290
9,467	WEX, Inc.*	1,723,656
		5,153,780
Health Care — 19.7%
21,788	agilon health, Inc.*	377,804
5,354	Align Technology, Inc.*	1,893,389
6,628	Alnylam Pharmaceuticals, Inc.*	1,258,922
2,393	argenx SE ADR*	932,624
4,839	Ascendis Pharma A/S ADR*	431,881
4,478	Bio-Rad Laboratories, Inc.*	1,697,699
8,219	Bio-Techne Corp.	670,917
18,943	DexCom, Inc.*	2,434,365
25,407	Edwards Lifesciences Corp.*	2,396,642
19,351	HealthEquity, Inc.*	1,221,822
3,145	IDEXX Laboratories, Inc.*	1,579,513
19,497	Inari Medical, Inc.*	1,133,556
8,601	Veeva Systems, Inc.*	1,700,676
3,227	West Pharmaceutical Services, Inc.	1,234,231
		18,964,041
Industrials — 25.2%
17,959	Booz Allen Hamilton Holding Corp.	2,004,225
5,607	Carlisle Cos, Inc.	1,438,364
5,319	Cintas Corp.	2,643,968
27,352	Copart, Inc.*	2,494,776
6,455	Equifax, Inc.	1,518,862
3,651	Generac Holdings, Inc.*	544,474
48,225	Genpact, Ltd.	1,811,813
5,242	IDEX Corp.	1,128,393
5,899	Paycom Software, Inc.	1,894,995
34,224	Rentokil Initial PLC ADR	1,335,078
6,277	SiteOne Landscape Supply, Inc.*	1,050,519
7,866	Trex Co, Inc.*	515,695
9,443	Verisk Analytics, Inc.	2,134,401
26,434	Waste Connections, Inc.	3,778,211
		24,293,774
Information Technology — 17.7%
2,630	Atlassian Corp.*	441,340
6,515	Autodesk, Inc.*	1,333,034
4,916	Cadence Design Systems, Inc.*	1,152,900
12,328	Crowdstrike Holdings, Inc.*	1,810,613
37,929	Dynatrace, Inc.*	1,952,206
6,520	Elastic NV*	418,062
2,213	Fair Isaac Corp.*	1,790,782
5,377	Gartner, Inc.*	1,883,617
984	HubSpot, Inc.*	523,577
2,193	KLA Corp.	1,063,649
25,820	Marvell Technology, Inc.	1,543,519
1,829	Monolithic Power Systems, Inc.	988,081
3,564	NXP Semiconductors NV	729,480
6,390	Workday, Inc.*	1,443,437
		17,074,297
Materials — 2.0%
8,566	Vulcan Materials Co.	1,931,119

Real Estate — 3.5%
37,373	CoStar Group, Inc.*	3,326,197
Total Common Stocks (Cost $68,580,438)		88,298,513

Real Estate Investment Trusts — 1.9%
7,712	SBA Communications Corp.	1,787,333
Total Real Estate Investment Trusts (Cost $1,541,572)		1,787,333

Short-Term Investments — 5.9%

Money Market Funds — 5.9%
5,686,143	First American Government
	Obligations Fund — Class Z, 4.97%#	5,686,143
Total Short-Term Investments (Cost $5,686,143)		5,686,143
Total Investments — 99.4% (Cost $75,808,153)		95,771,989
Other Assets in Excess of Liabilities — 0.6%		607,125
NET ASSETS — 100.0%		$96,379,114

*	Non-income producing
ADR — American Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
June 30, 2023

Dear Shareholder:

During the twelve-month period ended June 30, 2023, the Brown Advisory Small-Cap Growth Fund Institutional Shares (the “Fund”) returned 14.33%. During the same period, the Russell 2000® Growth Index (the “Index”), the Fund’s benchmark, returned 18.53%.

For the twelve-month period, the largest contributors to the Fund’s overall performance were the information technology, materials, real estate, utilities and energy sectors in approximately equal proportion. Consumer discretionary and industrials were laggards due to a relative lack of cyclicality.

At the individual stock level, EVO Payments, ChampionX Corporation and Workiva were the strongest contributors. EVO Payments, a global merchant acquirer and payment processor servicing company, agreed to be acquired by Global Payments for $34 in cash per share. Detractors included Clarus Corporation, Azenta and Blackline. Clarus, a manufacturer of outdoor sporting equipment, was the victim of inventory rationalization at several national account customers, which prompted it to lower guidance.

There were roughly an equal number of additions to and deletions from the portfolio over the twelve-month period. A substantial amount of the portfolio turnover was due to M&A activity and our desire to eliminate positions where our investment thesis appeared violated or we believed a poor risk/reward dynamic necessitated a redeployment of capital. For example, Biohaven Pharmaceutical Holdings, CMC Materials, EVO Payments, IAA, ManTech International Corporation and Terminix were all acquired during the period. Catalent, Nevro Corp, and Progyny are situations that fell into the latter bucket. We were pleased that the team was able to redeploy the vast majority of the proceeds into a diverse collection of businesses that we hope to own for the next several years.

Overall, we were pleased with the strategy’s absolute return, representing a solid rebound from the challenging market conditions experienced toward the end of 2021 and most of 2022. The portfolio did not keep pace with the benchmark primarily due to a lack of cyclicality (or perhaps beta) in the consumer discretionary and industrials sectors. Given the portfolio held up quite well compared with the Index during the downdraft, we remain pleased with the longer run performance and will strive to continue to drive solid risk-adjusted returns going forward.

Sincerely,

Christopher Berrier
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
June 30, 2023

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Earnings growth is not representative of the fund’s future performance. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Privately Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
Performance Information & Portfolio Holdings Summary
June 30, 2023

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund compared with the broad-based securities market index. The Russell 2000® Growth Index (“Index”) measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price to book ratios and higher forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

Health Care	22.6%
Industrials	18.8%
Information Technology	15.5%
Consumer Discretionary	11.0%
Money Market Funds	8.2%
Energy	4.8%
Communication Services	4.2%
Financials	4.0%
Materials	3.4%
Consumer Staples	3.3%
Exchange Traded Funds	2.3%
Real Estate Investment Trusts	1.6%
Real Estate	0.5%
Private Placements	0.1%
Other Assets and Liabilities	(0.3)%
100.0%

Average Annual Total Return	One Year	Five Year	Ten Year
Institutional Shares	14.33%	7.80%	10.51%
Investor Shares	14.17%	7.64%	10.35%
Advisor Shares	13.91%	7.36%	10.07%
Russell 2000® Growth Index	18.53%	4.22%	8.83%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	0.96%	1.11%	1.36%
Net Expense Ratio[1]	0.96%	1.11%	1.36%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/small-cap-growth-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.  Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2022. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
June 30, 2023

Shares	Security Description	Value $
Common Stocks — 88.1%

Communication Services — 4.2%
2,568,082	Angi, Inc.*	8,474,670
395,982	Cogent Communications Holdings, Inc.	26,645,629
1,376,974	Pinterest, Inc.*	37,646,469
150,473	Take-Two Interactive Software, Inc.*	22,143,607
		94,910,375
Consumer Discretionary — 11.0%
702,677	Bright Horizons Family Solutions, Inc.*	64,962,489
168,523	Choice Hotels International, Inc.	19,804,823
247,096	Churchill Downs, Inc.	34,388,350
1,529,261	Clarus Corp.	13,977,445
521,079	First Watch Restaurant Group, Inc.*	8,806,235
1,424,015	Leslie’s, Inc.*	13,371,501
397,098	MakeMyTrip, Ltd.*	10,713,704
3,928,152	Mister Car Wash, Inc.*	37,906,667
73,651	TopBuild Corp.*	19,592,639
1,231,517	Vizio Holding Corp.*	8,312,740
176,536	XPEL, Inc.*	14,867,862
		246,704,455
Consumer Staples — 3.3%
212,623	Casey’s General Stores, Inc.	51,854,497
602,153	Simply Good Foods Co.*	22,032,779
		73,887,276
Energy — 4.8%
560,307	Cactus, Inc.	23,712,192
1,583,020	ChampionX Corp.	49,136,941
397,893	Denbury, Inc.*	34,322,250
		107,171,383
Financials — 4.0%
127,688	Houlihan Lokey, Inc.	12,553,007
790,909	Prosperity Bancshares, Inc.	44,670,540
174,324	WEX, Inc.*	31,739,171
		88,962,718
Health Care — 22.6%
2,094,879	Abcam PLC ADR*	51,261,689
1,988,733	Accolade, Inc.*	26,788,234
1,205,866	agilon health, Inc.*	20,909,717
1,171,633	Alignment Healthcare, Inc.*	6,736,890
142,794	Arvinas, Inc.*	3,544,147
154,661	Ascendis Pharma A/S ADR*	13,803,494
250,020	Azenta, Inc.*	11,670,934
185,084	Blueprint Medicines Corp.*	11,697,309
530,596	Bruker Corp.	39,221,656
1,357,913	Definitive Healthcare Corp.*	14,937,043
560,051	Encompass Health Corp.	37,921,053
472,481	Establishment Labs Holdings, Inc.*	32,416,921
620,990	HealthEquity, Inc.*	39,209,309
441,451	Inari Medical, Inc.*	25,665,961
103,084	Karuna Therapeutics, Inc.*	22,353,765
2,037,760	NeoGenomics, Inc.*	32,746,803
348,141	Neurocrine Biosciences, Inc.*	32,829,696
469,334	OrthoPediatrics Corp.*	20,580,296
1,011,050	Phreesia, Inc.*	31,352,661
1,179,350	SI-BONE, Inc.*	31,818,863
		507,466,441
Industrials — 18.8%
511,630	AZEK Co., Inc.*	15,497,273
178,390	Casella Waste Systems, Inc.*	16,135,375
111,155	Curtiss-Wright Corp.	20,414,727
144,929	FTI Consulting, Inc.*	27,565,496
1,327,036	Genpact, Ltd.	49,856,743
49,471	IDEX Corp.	10,649,127
210,105	John Bean Technologies Corp.	25,485,736
296,523	Knight-Swift Transportation Holdings, Inc.	16,474,818
234,721	MSA Safety, Inc.	40,832,065
1,130,090	Mueller Water Products, Inc.	18,341,361
1,066,795	Rentokil Initial PLC ADR	41,615,673
62,394	SiteOne Landscape Supply, Inc.*	10,442,260
111,673	Valmont Industries, Inc.	32,502,427
271,932	Waste Connections, Inc.	38,867,241
292,351	Woodward, Inc.	34,763,457
834,453	Zurn Elkay Water Solutions Corp.	22,438,441
		421,882,220
Information Technology — 15.5%
493,910	Bentley Systems, Inc.	26,784,739
605,356	BlackLine, Inc.*	32,580,260
441,502	CCC Intelligent Solutions Holdings, Inc.*	4,949,237
929,217	Clear Secure, Inc.	21,529,958
816,037	Dynatrace, Inc.*	42,001,424
326,749	Entegris, Inc.	36,210,324
387,374	Envestnet, Inc.*	22,990,647
4,818,071	Infinera Corp.*	23,271,283
129,638	Lattice Semiconductor Corp.*	12,454,323
91,879	Littelfuse, Inc.	26,765,272
353,140	Power Integrations, Inc.	33,431,764
740,953	PROS Holdings, Inc.*	22,821,352
21,049	SiTime Corp.*	2,483,151
377,571	Workiva, Inc.*	38,383,868
		346,657,602
Materials — 3.4%
523,375	HB Fuller Co.	37,426,546
192,008	Quaker Houghton	37,422,359
		74,848,905
Real Estate — 0.5%
764,721	DigitalBridge Group, Inc.	11,249,046
Total Common Stocks (Cost $1,642,144,383)		1,973,740,421

Private Placements — 0.1%
19,200	StepStone VC Global Partners IV-B, L.P.*^†	1,160,365
91,769	StepStone VC Global Partners V-B, L.P.*~†	108,565
Total Private Placements (Cost $–)		1,268,930

Real Estate Investment Trusts — 1.6%
211,345	EastGroup Properties, Inc.	36,689,492
Total Real Estate Investment Trusts (Cost $23,195,542)		36,689,492

Exchange Traded Funds — 2.3%
627,322	SPDR S&P Biotech Exchange Traded Fund	52,193,190
Total Exchange Traded Funds (Cost $50,624,409)		52,193,190

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
June 30, 2023

Shares	Security Description	Value $
Short-Term Investments — 8.2%

Money Market Funds — 8.2%
184,800,488	First American Government
	Obligations Fund — Class Z, 4.97%#	184,800,488
Total Short-Term Investments (Cost $184,800,488)		184,800,488
Total Investments — 100.3% (Cost $1,900,764,822)		2,248,692,521
Liabilities in Excess of Other Assets — (0.3)%		(6,752,157)
NET ASSETS — 100.0%		$2,241,940,364

*	Non-income producing
ADR — American Depositary Receipt
^
Security is exempt from registration under Regulation D of the Securities Act of 1933. Security was acquired from February 2008 to April 2018 as part of a $2,000,000 capital commitment. As of the date of this report, $1,920,000 of the capital commitment has been fulfilled by the Fund.

~
Security is exempt from registration under Regulation D of the Securities Act of 1933. Security was acquired from October 2012 to August 2018 as part of a $100,000 capital commitment. As of the date of this report, $91,000 of the capital commitment has been fulfilled by the Fund.

†
These securities are being fair valued, using significant unobservable inputs (Level 3), under the supervision of the Board of Trustees. Further, they may not be sold by the Fund. Total unfunded capital commitments related to these holdings are immaterial and total $89,000, or 0.0% of the Fund’s net assets as of the date of this report.

#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
June 30, 2023

Dear Shareholder:

During the 12-month period ended June 30, 2023, the Brown Advisory Small-Cap Fundamental Value Fund Investor Shares (the “Fund”) increased 12.49% in value. During the same period, the Russell 2000® Value Index (the “Index”), the Fund’s benchmark, increased 6.01%.

The Fund’s largest overweight positions during the period were in industrials and communication services. The largest underweight positions were in health care and real estate.

From an individual stock perspective, the top contributor for the period was Eagle Materials. Eagle announced a strong quarter reflecting high demand for cement and reflecting recent price increases. The company expects the environment to remain strong and further expects that government infrastructure projects are only starting to be awarded. The bottom contributor was Owens & Minor, which we sold during the period. We believe Owens & Minor experienced deeper-than-expected challenges in its product manufacturing business which resulted in reduced cash flow generation and increased leverage, causing us to move on from the stock.

The Fund made 16 new investments over the 12-month period—six additions in financials, three in industrials, three in consumer discretionary, one in communication services, one in real estate, one in information technology and one in materials. Notable additions include two previously owned companies, Enpro Industrials and Assured Guaranty. In both cases, we are particularly excited about corporate actions that they have taken to simplify and improve their business positioning.

EnPro is a high-quality small-cap multi-industrial with a heavy aftermarket focus. It has two businesses, both with leading market positions. Sealing Technologies produces mission critical seals and critical process technology components that create impenetrable barriers through which air and gas cannot move. Advanced Surface Technologies provides cleaning, coating, and refurbishment services to advanced node semiconductor equipment manufacturers and fabs. At the time of purchase, we think the market is missing the value of the relatively new AST business segment, as well as the upgraded quality of the management team.

Assured Guaranty is the leading municipal bond insurance company in the world. The firm maintains a greater than 50% market share in the company’s niche industry and shares a duopoly with one other firm. Later this summer, it expects to receive approval from regulators to begin to release a substantial amount of excess capital from its subsidiaries; if, as expected, much of this capital goes towards share buybacks, we believe it could create a substantial amount of shareholder value.

During the period, the Fund sold 11 of its investments. The exits were diversified, with four in industrials, three in consumer discretionary, and one in the information technology, one in energy, one in health care and one in financials.

During the period, small-cap value stocks generally trailed growth peers, especially larger growth stocks. We will closely monitor this and the broader equity markets. We will also keenly watch how AI influences investors and how the impact of falling bank liquidity, and general economic conditions will impact the market. As we head into the next several months, we will continue to put new ideas to work and discover new opportunities.

Sincerely,

J. David Schuster
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Diversification does not assure a profit,  nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
Performance Information & Portfolio Holdings Summary
June 30, 2023

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The Russell 2000® Value Index (“Index”) measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price to book ratios and lower forecasted growth values. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

Financials	20.9%
Industrials	18.0%
Consumer Discretionary	11.3%
Real Estate Investment Trusts	9.4%
Energy	7.4%
Materials	7.3%
Information Technology	7.1%
Communication Services	6.2%
Money Market Funds	4.6%
Consumer Staples	2.7%
Health Care	2.4%
Utilities	2.2%
Other Assets and Liabilities	0.5%
100.0%

Average Annual Total Return	One Year	Five Year	Ten Year
Institutional Shares	12.67%	4.15%	7.81%
Investor Shares	12.49%	3.99%	7.64%
Advisor Shares	12.25%	3.74%	7.37%
Russell 2000® Value Index	6.01%	3.54%	7.29%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	0.95%	1.10%	1.35%
Net Expense Ratio[1]	0.95%	1.10%	1.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/small-cap-fundamental-value-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.  Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2022. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Small-Cap Fundamental Value Fund
Schedule of Investments
June 30, 2023

Shares	Security Description	Value $
Common Stocks — 85.5%

Communication Services — 6.2%
45,696	Cable One, Inc.	30,025,928
185,829	Nexstar Media Group, Inc.	30,949,820
1,414,876	WideOpenWest, Inc.*	11,941,553
		72,917,301
Consumer Discretionary — 11.3%
603,663	La-Z-Boy, Inc.	17,288,908
834,709	Modine Manufacturing Co.*	27,562,091
236,941	Monarch Casino & Resort, Inc.	16,692,493
74,806	Murphy USA, Inc.	23,272,895
59,235	Oxford Industries, Inc.	5,829,909
353,027	Signet Jewelers Ltd.	23,038,542
711,838	Vista Outdoor, Inc.*	19,696,558
		133,381,396
Consumer Staples — 2.7%
298,546	Sprouts Farmers Market, Inc.*	10,965,594
420,063	TreeHouse Foods, Inc.*	21,162,774
		32,128,368
Energy — 7.4%
1,212,122	ChampionX Corp.	37,624,267
1,944,609	Oceaneering International, Inc.*	36,364,188
409,569	REX American Resources Corp.*	14,257,097
		88,245,552
Financials — 20.9%
161,797	Alerus Financial Corp.	2,909,110
516,193	Amalgamated Financial Corp.	8,305,545
167,551	Assurant, Inc.	21,064,512
63,719	Assured Guaranty, Ltd.	3,555,520
755,842	Bancorp, Inc.*	24,678,241
429,879	Dime Community Bancshares, Inc.	7,578,767
2,022,799	Eastern Bankshares, Inc.	24,819,744
275,529	First Bancorp	8,196,988
152,658	Hanover Insurance Group, Inc.	17,254,934
842,833	International Money Express, Inc.*	20,674,694
1,136,057	MGIC Investment Corp.	17,938,340
928,470	Pacific Premier Bancorp, Inc.	19,200,760
314,116	Peapack Gladstone Financial Corp.	8,506,261
451,542	Premier Financial Corp.	7,233,703
29,798	Primerica, Inc.	5,892,853
219,340	Seacoast Banking Corp. of Florida	4,847,414
237,956	UMB Financial Corp.	14,491,520
52,466	Virtus Investment Partners, Inc.	10,360,461
4,062	White Mountains Insurance Group Ltd.	5,641,752
377,752	WSFS Financial Corp.	14,248,805
		247,399,924
Health Care — 2.4%
842,494	Patterson Cos, Inc.	28,021,350

Industrials — 18.0%
225,432	Albany International Corp.	21,028,297
161,458	Civeo Corp.*	3,145,202
99,515	CRA International, Inc.	10,150,530
282,637	Crane NXT Co.	15,952,032
141,826	Curtiss-Wright Corp.	26,047,763
175,279	EnPro Industries, Inc.	23,405,005
536,502	Federal Signal Corp.	34,352,223
81,237	Kadant, Inc.	18,042,738
928,470	Leonardo DRS, Inc.*	16,099,670
1,783,827	Mueller Water Products, Inc.	28,951,512
589,645	Thermon Group Holdings, Inc.*	15,684,557
		212,859,529
Information Technology — 7.1%
687,082	CTS Corp.	29,290,306
857,388	NCR Corp.*	21,606,177
196,258	Onto Innovation, Inc.*	22,858,169
217,647	PC Connection, Inc.	9,815,880
		83,570,532
Materials — 7.3%
78,191	Chase Corp.	9,478,313
205,462	Eagle Materials, Inc.	38,302,226
399,415	Ingevity Corp.*	23,229,977
715,592	Orion S.A.	15,184,862
		86,195,378
Utilities — 2.2%
413,631	Portland General Electric Co.	19,370,340
502,653	Star Group L.P.	6,866,240
		26,236,580
Total Common Stocks (Cost $781,089,846)		1,010,955,910

Real Estate Investment Trusts — 9.4%
203,092	CTO Realty Growth, Inc.	3,480,997
120,163	EastGroup Properties, Inc.	20,860,297
809,058	Equity Commonwealth	16,391,515
875,666	Essential Properties Realty Trust, Inc.	20,613,178
496,222	Getty Realty Corp.	16,782,228
673,928	Global Medical REIT, Inc.	6,152,963
2,482,803	Ladder Capital Corp.	26,938,412
Total Real Estate Investment Trusts (Cost $90,177,604)		111,219,590

Short-Term Investments — 4.6%

Money Market Funds — 4.6%
54,928,108	First American Government
	Obligations Fund — Class Z, 4.97%#	54,928,108
Total Short-Term Investments (Cost $54,928,108)		54,928,108
Total Investments — 99.5% (Cost $926,195,558)		1,177,103,608
Other Assets in Excess of Liabilities — 0.5%		5,662,485
NET ASSETS — 100.0%		$1,182,766,093

*	Non-income producing
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Small-Cap Core Fund
A Message to Our Shareholders
June 30, 2023

Dear Shareholder:

During the 12-month period ended June 30, 2023, the Brown Advisory Sustainable Small-Cap Core Fund Institutional Shares (the “Fund”) increased 13.68% in value. During the same period, the Russell 2000® Index, the Fund’s benchmark, increased 12.31%.

We began the period with increasingly cautious forward-looking commentary and guidance from many of our portfolio companies’ management teams, and with investors fearful of an impending recession as the Fed continued hiking interest rates to curb high inflation, coupled with geopolitical instability. Market volatility was further compounded by the banking crisis in early March; regional banks represent a meaningful portion of our benchmark index, and this situation put pressure on the broader asset class. Small caps began to rally towards the end of the period as investors weighed the likelihood of the Fed approaching the end of its hiking cycle, along with both slowing inflation and resilient economic data. Despite this strength, large caps outpaced small caps due to both the euphoria surrounding artificial intelligence, and the fear of a U.S. government debt default that was eventually avoided in the eleventh hour. We remain excited about the small-cap asset class, with valuations trading at historical lows. Activity in the Fund during the period should reflect this sentiment.

Strong stock selection within the Fund’s industrials and financials sectors offset weakness in the consumer discretionary and health care sectors. The largest contributors to returns included Comfort Systems, Federal Signal, Onto Innovation, SPX Technologies, and Bancorp Inc. The Fund’s single largest contributor, Comfort Systems, benefited from a strong demand backdrop, which led to better-than-expected revenue and bookings growth. The company has been gaining market share, both organically and through tuck-in acquisitions, and its value proposition around supporting the efficiency and sustainability of customers’ buildings, combined with the company’s track record of execution, has led to strong free cash flow generation.

The Fund’s largest detractors included Owens & Minor, Eastern Bankshares, United Natural Foods, UMB Financial, and Infinera. Owens & Minor, the Fund’s largest detractor, was operating in a challenged industry environment characterized by lower hospital procedure volumes, industry destocking, and foreign exchange headwinds. This was coupled with company-specific execution issues which drove a cut to Owens & Minor’s full year guidance.

We took advantage of the volatile markets to initiate fifteen new positions in the Fund, including Arvinas, Assurant, Assured Guaranty, Azenta, Cable One, Encompass Health, EnPro Industries, Entegris, First Watch Restaurant Group, Infinera, Karuna Therapeutics, United Natural Foods, Valmont Industries, WSFS Financial, and Wyndham Hotels & Resorts.

Many of these additions to the portfolio replaced fourteen positions that were eliminated during the period, including Biohaven (acquired), CMC Materials (acquired), Denny’s, EVO Payments (acquired), Fate Therapeutics, IAA (acquired), McGrath RentCorp, National Vision, Nevro, Owens & Minor, Simpson Manufacturing, United Natural Foods, Veritex, and Warby Parker.

Broadly speaking, the market’s strong returns at the tail end of this 12-month period has taken many equity market participants by surprise, especially considering the many issues that have vexed investors such as the regional bank crisis, the debt ceiling drama, pesky inflation and geopolitical uncertainty. Despite a lack of directional clarity in the market, we remain steadfast in our long-term investment approach which seeks investment opportunities that reflect strong business fundamentals, attractive valuations and Sustainable Drivers.

Sincerely,

Timothy Hathaway, CFA
Emily Dwyer

www.brownadvisory.com/mf

Brown Advisory Sustainable Small-Cap Core Fund
A Message to Our Shareholders
June 30, 2023

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Earnings growth is not representative of the fund’s future performance. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

The Fund’s consideration of ESG characteristics as part of the investment process could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not take ESG characteristics into consideration. Because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to the funds that do not use these criteria.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable Small-Cap Core Fund
Performance Information & Portfolio Holdings Summary
June 30, 2023

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The Russell 2000® Index (“Index”) measures the performance of a small-cap segment of the U.S. equity universe. The Index includes the 2,000 stocks with the lowest market capitalization in the Russell 3000® Index.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

Industrials	19.0%
Health Care	17.1%
Financials	15.0%
Information Technology	13.5%
Money Market Funds	6.6%
Consumer Discretionary	6.5%
Communication Services	5.0%
Materials	3.8%
Real Estate Investment Trusts	3.8%
Consumer Staples	2.9%
Real Estate	1.2%
Other Assets and Liabilities	5.6%
100.0%

		Since Inception
Average Annual Total Return	One Year	(9/30/21)
Institutional Shares	13.68%	-6.99%
Investor Shares	13.57%	-7.11%
Russell 2000® Index	12.31%	-7.15%

	Institutional Shares	Investor Shares
Gross Expense Ratio[1]	1.36%	1.51%
Net Expense Ratio[1]	0.93%	1.08%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/funds/sustainable-small-cap-core-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2022.  Refer to the financial highlights for the gross and net expense ratios for the period ended as of the date of this report.  Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Sustainable Small-Cap Core Fund
Schedule of Investments
June 30, 2023

Shares	Security Description	Value $
Common Stocks — 84.0%

Communication Services — 5.0%
80,177	Angi, Inc.*	264,584
1,727	Cable One, Inc.	1,134,777
16,228	EchoStar Corp.*	281,394
5,937	Nexstar Media Group, Inc.	988,807
		2,669,562
Consumer Discretionary — 6.5%
14,182	Bright Horizons Family Solutions, Inc.*	1,311,126
3,647	Choice Hotels International, Inc.	428,595
21,405	First Watch Restaurant Group, Inc.*	361,745
3,242	TopBuild Corp.*	862,437
7,576	Wyndham Hotels & Resorts, Inc.	519,486
		3,483,389
Consumer Staples — 2.9%
18,322	Sprouts Farmers Market, Inc.*	672,967
17,758	TreeHouse Foods, Inc.*	894,648
		1,567,615
Financials — 15.0%
4,351	Assurant, Inc.	547,008
1,827	Assured Guaranty, Ltd.	101,947
66,682	AvidXchange Holdings, Inc.*	692,159
36,134	Bancorp, Inc.*	1,179,776
85,692	Eastern Bankshares, Inc.	1,051,441
66,283	MGIC Investment Corp.	1,046,608
24,167	Pacific Premier Bancorp, Inc.	499,774
3,540	Primerica, Inc.	700,070
7,609	Prosperity Bancshares, Inc.	429,756
5,196	UMB Financial Corp.	316,436
5,074	WEX, Inc.*	923,823
14,429	WSFS Financial Corp.	544,262
		8,033,060
Health Care — 17.1%
20,454	Abcam PLC ADR*	500,510
39,305	Accolade, Inc.*	529,438
40,890	Alignment Healthcare, Inc.*	235,118
3,541	Arvinas, Inc.*	87,888
5,373	Ascendis Pharma A/S ADR*	479,540
11,205	Azenta, Inc.*	523,049
6,607	Blueprint Medicines Corp.*	417,562
1,968	Charles River Laboratories International, Inc.*	413,772
12,456	Encompass Health Corp.	843,396
14,570	HealthEquity, Inc.*	919,949
10,800	Inari Medical, Inc.*	627,912
2,149	Karuna Therapeutics, Inc.*	466,011
49,840	NeoGenomics, Inc.*	800,929
4,598	Neurocrine Biosciences, Inc.*	433,591
13,636	OrthoPediatrics Corp.*	597,939
22,938	Phreesia, Inc.*	711,307
21,546	SI-BONE, Inc.*	581,311
		9,169,222
Industrials — 19.0%
29,016	AZEK Co., Inc.*	878,894
5,972	Comfort Systems USA, Inc.	980,603
3,999	EnPro Industries, Inc.	533,986
28,787	Federal Signal Corp.	1,843,233
12,949	Genpact, Ltd.	486,494
2,403	John Bean Technologies Corp.	291,484
84,494	Mueller Water Products, Inc.	1,371,338
2,449	SiteOne Landscape Supply, Inc.*	409,865
16,560	SPX Technologies, Inc.*	1,407,103
2,484	Valmont Industries, Inc.	722,968
4,862	Woodward, Inc.	578,140
23,766	Zurn Elkay Water Solutions Corp.	639,068
		10,143,176
Information Technology — 13.5%
1,550	Aspen Technology, Inc.*	259,796
9,619	BlackLine, Inc.*	517,695
21,489	CTS Corp.	916,076
10,940	Dynatrace, Inc.*	563,081
2,819	Entegris, Inc.	312,402
6,060	Envestnet, Inc.*	359,661
87,964	Infinera Corp.*	424,866
2,378	Littelfuse, Inc.	692,735
13,812	Onto Innovation, Inc.*	1,608,683
6,483	Power Integrations, Inc.	613,746
9,424	Workiva, Inc.*	958,044
		7,226,785
Materials — 3.8%
14,587	HB Fuller Co.	1,043,116
17,336	Ingevity Corp.*	1,008,262
		2,051,378
Real Estate — 1.2%
43,092	DigitalBridge Group, Inc.	633,883
Total Common Stocks (Cost $41,007,170)		44,978,070

Real Estate Investment Trusts — 3.8%
4,563	EastGroup Properties, Inc.	792,136
22,868	Essential Properties Realty Trust, Inc.	538,313
17,054	Hannon Armstrong Sustainable
	Infrastructure Capital, Inc.	426,350
3,717	W.P. Carey, Inc.	251,121
Total Real Estate Investment Trusts (Cost $2,072,210)		2,007,920

Short-Term Investments — 6.6%

Money Market Funds — 6.6%
3,519,714	First American Government
	Obligations Fund — Class Z, 4.97%#	3,519,714
Total Short-Term Investments (Cost $3,519,714)		3,519,714
Total Investments — 94.4% (Cost $46,599,094)		50,505,704
Other Assets in Excess of Liabilities — 5.6%		2,969,666
NET ASSETS — 100.0%		$53,475,370
*	Non-income producing
ADR — American Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Value Fund
A Message to Our Shareholders
June 30, 2023

Dear Shareholder:

During the four-month period ended June 30, 2023 the Brown Advisory Sustainable Value Fund Institutional Shares (the “Fund”) increased 0.30% in value. During the same period, the Russell 1000® Value Index (the “Index”), the Fund’s benchmark, increased 3.60%. Period gains came primarily in June, and we were pleased that our value-oriented strategy kept pace during that rapid market rise.

The Fund’s largest overweight positions during the period were in communication services and information technology, while the largest underweight positions were in consumer staples and financials.

Utilities were a positive contributor for the strategy as Constellation Energy put some of its excess balance sheet capacity to work and acquired a stake in a Texas nuclear facility at an attractive multiple. We continue to think that Constellation has one of the more differentiated capital allocation frameworks among utilities on a go forward basis. Our biggest detractors in the quarter were financials, health care, and consumer discretionary.

From an individual stock perspective, Alphabet Inc. (GOOG) was the top contributor for the period. GOOG has now recovered most of the losses the stock saw following the launch of ChatGPT, which sparked fears that Google was behind on AI. Since then the market has become more comfortable with search market share stability given GOOG’s wide moat around browser usage. While Google may have fumbled some initial marketing attempts, they are arguably further along on AI than any other company in the world. The company took advantage of the recent share price weakness and accelerated its capital returns to shareholders through its buyback program. The bottom contributor was Truist Financial Corporation (TFC) as broader banking system concerns pulled down the super-regional and regional banks. Concerns mostly center around heightened regulatory uncertainty in the future, capital levels given losses in securities portfolios, and continued negative sentiment around the commercial real estate sector.

The Fund made two new investments in the period since its inception on February 28, 2023. One addition in the materials sector and one in information technology. These additions include CRH public limited company Sponsored ADR and TD SYNNEX Corporation. CRH is a leading building materials company in North America with attractive assets across cement, aggregates, concrete, asphalt and outdoor living products. CRH is listed in the UK despite earning the bulk of its business in North America, so it is not on the radar of many U.S. investors; that is set to change on September 25th when the company moves its primary listing to the U.S. The heavy materials sector is well-positioned going forward, in our view, thanks to accelerating federal infrastructure spending, healthy state and local budgets and limited new supply growth. CRH presents us an opportunity the buy a market leader at a significant discount to its peers (as of June 30, the stock traded at just 7.4x EBITDA and was earning a FCF yield of 8%). The company is sitting on its best balance sheet in its 50-year history, setting up the potential for accelerating capital returns to shareholders going forward. Our Sustainable Cash Flow Advantage thesis centers around CRH’s leading positions among its peers in terms of circularity, emissions, and innovation. CRH is one of the largest recyclers in North America in terms of weight (42.4m tons last year) with 1 in every 4 miles of roads built with recycled materials. CRH is a leader within the industry in terms of sustainability with a target of a 30% reduction in absolute emissions by 2030 and a goal to be net zero by 2050. From an innovation standpoint in 2022, $12.6bn of CRH’s revenues (~40%) came from products with enhanced sustainable attributes, according to their 2022 Annual Report. TD Synnex (the result of a 2021 merger of Synnex and Tech Data) is a leading global IT distributor with ~20% market share and $60B+ in revenue. It has a durable FCF profile and a well-defined capital allocation plan with a goal of returning at least 50% of FCF to shareholders on an annual basis. Concerns over the PC cycle brought valuation down to a very attractive level of just 7x EV/EBITDA or ~11% FCF yield. TD Synnex’s size and scale is unmatched within the industry; according to company reports, it partners with over 1,500 original equipment manufacturers (OEM), carries 200,000 SKUs and serves more than 150,000 customers. As the IT ecosystem becomes increasingly complex and hardware and software solutions become more combined over time, we believe its Sustainable Cash Flow Advantage is derived from its position as partner of choice for both the OEM as well as their fragmented customer bases. The company’s unique ability to become a solutions aggregator for their resellers should, in our assessment, reduce overall costs, reduce time to market, and extend customer relationships further into the future.

We continue to believe that a portfolio of companies that generate consistently high levels of free cash flow, possess a Sustainable Cash Flow Advantage (SCFA), exhibit capital discipline, and trade at attractive valuations will lead to compelling risk-adjusted returns over the long term while providing a margin of safety for our investors.

Sincerely,

Michael Poggi
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Sustainable Value Fund
A Message to Our Shareholders
June 30, 2023

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

The Adviser assesses a company’s Environmental, Social and Governance (“ESG”) profile through conducting ESG research and leveraging engagement when appropriate through dialogue with company management teams as part of its fundamental due diligence process. The Adviser views ESG characteristics as material to fundamentals and seeks to understand their impact on companies in which the Fund may invest. The Fund’s consideration of ESG characteristics as part of the investment process could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not take ESG characteristics into consideration.

Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to the funds that do not use these criteria.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable Value Fund
Performance Information & Portfolio Holdings Summary
June 30, 2023

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The Russell 1000® Value Index (“Index”) measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price to book ratios and lower expected growth values.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

Financials	15.9%
Health Care	14.5%
Industrials	12.9%
Information Technology	11.1%
Communication Services	10.9%
Energy	6.2%
Consumer Discretionary	6.1%
Money Market Funds	5.6%
Consumer Staples	4.6%
Utilities	3.5%
Materials	2.4%
Real Estate	1.8%
Other Assets and Liabilities	4.5%
100.0%

Since Inception
Total Return	(2/28/23)
Institutional Shares	0.30%
Investor Shares	0.20%
Russell 1000® Value Index	3.60%

	Institutional Shares	Investor Shares
Gross Expense Ratio[1]	1.16%	1.31%
Net Expense Ratio[1]	0.71%	0.86%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/funds/sustainable-value-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated February 28, 2023.  Refer to the financial highlights for the gross and net expense ratios for the period ended as of the date of this report.  Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Sustainable Value Fund
Schedule of Investments
June 30, 2023

Shares	Security Description	Value $
Common Stocks — 89.9%

Communication Services — 10.9%
8,983	Alphabet, Inc. — Class C*	1,086,674
46,594	Comcast Corp.	1,935,981
4,379	Nexstar Media Group, Inc.	729,322
12,648	T-Mobile US, Inc.*	1,756,807
		5,508,784
Consumer Discretionary — 6.1%
9,612	Best Buy Co., Inc.	787,703
7,819	Expedia Group, Inc.*	855,320
21,101	Wyndham Hotels & Resorts, Inc.	1,446,896
		3,089,919
Consumer Staples — 4.6%
44,108	Unilever PLC ADR	2,299,350

Energy — 6.2%
46,673	ChampionX Corp.	1,448,730
34,191	Schlumberger NV	1,679,462
		3,128,192
Financials — 15.9%
2,465	Ameriprise Financial, Inc.	818,775
8,011	Assurant, Inc.	1,007,143
58,295	Bank of America Corp.	1,672,483
9,733	Charles Schwab Corp.	551,666
30,613	Fidelity National Information Services, Inc.	1,674,531
16,656	KKR & Co., Inc.	932,736
9,137	Morgan Stanley	780,300
18,970	Truist Financial Corp.	575,739
		8,013,373
Health Care — 14.5%
6,593	AbbVie, Inc.	888,275
2,410	Bio-Rad Laboratories, Inc.*	913,679
12,198	Centene Corp.*	822,755
1,597	Elevance Health, Inc.	709,531
9,917	Gilead Sciences, Inc.	764,303
17,386	Medtronic PLC	1,531,707
14,617	Merck & Co., Inc.	1,686,656
		7,316,906
Industrials — 12.9%
13,074	Ferguson PLC	2,056,671
5,671	Lincoln Electric Holdings, Inc.	1,126,431
16,902	Masco Corp.	969,837
7,119	Trane Technologies PLC	1,361,579
7,085	Waste Connections, Inc.	1,012,659
		6,527,177
Information Technology — 11.1%
4,229	Applied Materials, Inc.	611,260
30,839	Cisco Systems, Inc.	1,595,610
10,254	Cognizant Technology Solutions Corp.	669,381
12,506	Micron Technology, Inc.	789,254
4,833	NXP Semiconductors NV	989,218
10,113	TD SYNNEX Corp.	950,622
		5,605,345
Materials — 2.4%
21,927	CRH PLC ADR	1,221,992

Real Estate — 1.8%
11,426	CBRE Group, Inc.*	922,192

Utilities — 3.5%
19,116	Constellation Energy Corp.	1,750,070
Total Common Stocks (Cost $43,918,037)		45,383,300

Short-Term Investments — 5.6%

Money Market Funds — 5.6%
2,820,271	First American Government
	Obligations Fund — Class Z, 4.97%#	2,820,271
Total Short-Term Investments (Cost $2,820,271)		2,820,271
Total Investments — 95.5% (Cost $46,738,308)		48,203,571
Other Assets in Excess of Liabilities — 4.5%		2,267,058
NET ASSETS — 100.0%		$50,470,629

*	Non-income producing
ADR — American Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
June 30, 2023

Dear Shareholder:

During the twelve-month period ended June 30, 2023, the Brown Advisory Global Leaders Fund Investor Shares (the “Fund”) increased 21.63% in value. During the same period, the MSCI All Country World Index (ACWI), the Fund’s benchmark, increased 16.53%.

For the 12 months ended June 30, 2023, the market environment was driven by recession fears, geopolitical risks both in Europe and Asia and a banking crisis in the U.S. Our bottom-up, quality approach to investment selection, combined with our focus on active capital allocation, performed well in this environment. Over the reporting period, the main drivers for outperformance were industrials and financials. The differentiated nature of our financials investments became clear. Amid global concerns about a potential banking and credit crisis, our investments in securities exchanges benefited from volatility while the emerging market banks’ largely uncorrelated nature translated into outperformance within the financial sector. Artificial intelligence (AI) (especially excitement around generative AI) was also a driver that impacted individual companies’ share performance during the reporting period. So far, we have benefited from our AI-related investments, particularly in technical infrastructure, cloud datacenter and leading application software companies; however, we remain attentive to developments in this dynamic landscape.

During the past year, we invested in four new companies while exiting one. We invested in Coloplast, London Stock Exchange Group, Ferguson and General Electric while exiting Tencent Holdings. Coloplast, a leading global medical device manufacturer, was our first health care investment since 2019. Our valuation discipline, which includes a 10% weighted-average-cost-of capital (WACC) threshold, meant that many attractive health care companies did not pass the Fund’s valuation test over the previous years. London Stock Exchange Group (LSEG), Ferguson and General Electric are all new investments with multiple economic moats, strong fundamental and sustainable competitive advantages. We believe we have initiated positions at opportune moments of time, be it due to the execution on the turnaround at Refinitiv at LSEG or General Electric’s business model simplification linking up with a cash-harvesting period following the GE9X engine approval and a period of heightened shop visits for its CFM56 engines.

The Global Leaders strategy is focused on delivering attractive long-term performance by investing in a concentrated portfolio of companies that can uniquely solve problems for their customers and generate attractive economics for shareholders. Given its concentrated nature, the Global Leaders strategy’s performance is primarily an output of our investment selection. The Global Leaders team remains dedicated to executing on our investment process that we believe will deliver value for our investors over the long run.

Sincerely,

Mick Dillon, Bertie Thomson
Portfolio Managers

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
June 30, 2023

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

The Fund invests in small and medium capitalization companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock.

The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets.

The Adviser assesses a company’s Environmental, Social and Governance (“ESG”) profile through conducting ESG research and leveraging engagement when appropriate through dialogue with company management teams as part of its fundamental due diligence process. The Adviser views ESG characteristics as material to fundamentals and seeks to understand their impact on companies in which the Fund may invest. The Fund’s consideration of ESG characteristics as part of the investment process could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not take ESG characteristics into consideration.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

The Fund’s ESG criteria may exclude securities of certain issuers for nonfinancial reasons, therefore the Fund may forgo some market opportunities available to funds that do not use these criteria.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
Performance Information & Portfolio Holdings Summary
June 30, 2023

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the large- and mid-cap segments of certain developed markets and global emerging markets countries. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

Financials	31.7%
Information Technology	24.9%
Industrials	15.0%
Communication Services	7.2%
Health Care	6.8%
Consumer Staples	6.6%
Consumer Discretionary	4.1%
Materials	2.3%
Money Market Funds	1.0%
Other Assets and Liabilities	0.4%
100.0%

			Since Inception
Average Annual Total Return	One Year	Five Year	(7/1/15)
Institutional Shares[1]	21.83%	10.40%	10.87%
Investor Shares	21.63%	10.23%	10.70%
MSCI All Country World Index (ACWI)	16.53%	8.10%	8.05%

	Institutional Shares	Investor Shares
Gross Expense Ratio[2]	0.75%	0.90%
Net Expense Ratio[2]	0.75%	0.90%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/global-leaders-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to its inception date of October 31, 2018, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2022. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Global Leaders Fund
Schedule of Investments
June 30, 2023

Shares	Security Description	Value $
Common Stocks — 98.6%

Brazil — 2.7%
12,868,627	B3 S.A. — Brasil Bolsa Balcao	39,265,411

China — 3.1%
4,464,444	AIA Group, Ltd.	45,343,124

Denmark — 1.9%
228,212	Coloplast A/S	28,557,585

France — 4.3%
407,897	Safran S.A.	63,921,586

Germany — 6.4%
542,850	CTS Eventim AG & Co. KGaA	34,333,244
322,835	Deutsche Boerse AG	59,600,180
		93,933,424
India — 3.4%
2,449,332	HDFC Bank, Ltd.	50,830,539

Indonesia — 2.4%
97,072,664	Bank Rakyat Indonesia Persero	35,440,420

Netherlands — 5.0%
52,955	ASML Holding NV ADR	38,379,136
285,331	Wolters Kluwer NV	36,229,560
		74,608,696
Sweden — 1.8%
2,087,138	Atlas Copco AB	26,023,444

Switzerland — 2.6%
128,445	Roche Holding AG	39,236,102

Taiwan — 3.3%
482,208	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	48,664,432

United Kingdom — 7.3%
409,857	London Stock Exchange Group PLC	43,622,562
1,239,998	Unilever PLC	64,572,081
		108,194,643
United States — 54.4%

Communication Services — 4.9%
602,325	Alphabet, Inc. — Class C*	72,863,256

Consumer Discretionary — 4.1%
9,991	Booking Holdings, Inc.*	26,978,997
391,906	TJX Companies, Inc.	33,229,710
		60,208,707
Consumer Staples — 2.2%
168,294	Estee Lauder Companies, Inc.	33,049,576

Financials — 13.2%
587,283	Charles Schwab Corp.	33,287,200
144,579	MasterCard, Inc.	56,862,921
120,628	Moody’s Corp.	41,944,768
265,857	Visa, Inc.	63,135,720
		195,230,609
Health Care — 2.2%
341,279	Edwards Lifesciences Corp.*	32,192,848

Industrials — 6.5%
280,769	Allegion PLC	33,697,895
144,967	Ferguson PLC	22,804,759
135,412	General Electric Co.	14,875,008
278,573	Otis Worldwide Corp.	24,795,783
		96,173,445
Information Technology — 19.0%
75,580	Adobe, Inc.*	36,957,864
140,903	Autodesk, Inc.*	28,830,163
87,851	Intuit, Inc.	40,252,450
677,121	Marvell Technology, Inc.	40,478,293
395,110	Microsoft Corp.	134,550,759
		281,069,529
Materials — 2.3%
126,692	Sherwin-Williams Co.	33,639,260
Total United States		804,427,230
Total Common Stocks (Cost $1,053,869,750)		1,458,446,636

Short-Term Investments — 1.0%

Money Market Funds — 1.0%
15,191,809	First American Government
	Obligations Fund — Class Z, 4.97%#	15,191,809
Total Short-Term Investments (Cost $15,191,809)		15,191,809
Total Investments — 99.6% (Cost $1,069,061,559)		1,473,638,445
Other Assets in Excess of Liabilities — 0.4%		5,509,129
NET ASSETS — 100.0%		$1,479,147,574

*	Non-income producing
ADR — American Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable International Leaders Fund
A Message to Our Shareholders
June 30, 2023

Dear Shareholder:

During the twelve-month period ended June 30, 2023, the Brown Advisory Sustainable International Leaders Fund Institutional Shares (the “Fund”) increased 25.24% in value. During the same period, the MSCI ACWI ex USA Index (the “Index”), the Fund’s benchmark, increased 12.72%.

The main drivers for outperformance were industrials and consumer discretionary. Our industrial exposure is mainly in quality cyclical companies that typically benefit from subscription-like revenues from maintenance, business or service contracts, like the Swedish compressor business Atlas, or the French aerospace engine manufacturer Safran. These two businesses performed strongly as they benefited from a recovery in their end markets. Within consumer discretionary, investments in LVMH and Compass Group, both companies with a history of strong execution across multiple economic cycles, outperformed the Index.

During the past year we invested in three new companies: Grupo Aeroportuario del Pacifico (GAP), Tata Consultancy Services (TCS), and Howdens Joinery. GAP is an attractive infrastructure asset with a dominant market position and high returns on invested capital. It is set to benefit from a number of secular growth trends in the Mexican market such as air travel penetration and industrial near shoring. TCS is a leading Indian IT service company that we believe is well positioned to benefit from a multi-year technology upgrade cycle. We expect its superior execution capability to allow TCS to capture a greater share of its customers’ IT budgets at the expense of smaller players. We also initiated a position in Howdens Joinery, UK’s market leader in the production and supply of kitchen products. The company’s unique trade-only business model, its guaranteed availability of stock and a large network of depots in close proximity to its clients offer meaningful competitive advantages vs. peers. We exited our holdings in Taiwan Semiconductor Manufacturing Company (TSMC) and Chinese technology company Tencent as well as e-commerce platform Shopify and beauty company Shiseido during this period. The exit of TSMC was primarily a reflection of rising geopolitical risks and their impact on the semiconductor industry, while the sale of Tencent reflects our growing concern around the changed regulatory environment in China. Shopify has a leading position in e-commerce platform solutions but its decision to invest in the fulfillment business made it more difficult to predict free cash flows for the business. We therefore sold out of our position. Finally, we exited our investment in Shiseido as we became increasingly concerned about the company’s competitive position in its key markets, Japan and China.

We view the Fund as a collection of strong business models that may be positioned to increase their intrinsic value over a long period of time in a wide range of macroeconomic scenarios. The attractive portfolio characteristics highlighted here are reflected in the strategy’s 20.1% ROIC (ex. financials), 7.7% three-year sales growth and a 4.0% free cash flow “FCF” yield (ex. financials) as of June 30, 2023.

Sincerely,

Priyanka Agnihotri
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Sustainable International Leaders Fund
A Message to Our Shareholders
June 30, 2023

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and medium capitalization companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock.

The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets.

The Adviser assesses a company’s Environmental, Social and Governance (“ESG”) profile through conducting ESG research and leveraging engagement when appropriate through dialogue with company management teams as part of its fundamental due diligence process. The Adviser views ESG characteristics as material to fundamentals and seeks to understand their impact on companies in which the Fund may invest. The Fund’s consideration of ESG characteristics as part of the investment process could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not take ESG characteristics into consideration.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that do not use these criteria.

In addition, the Sub-Adviser utilizes the services of third-party data providers for purposes of conducting its ESG due diligence process and such data is inherently subject to interpretation, restatement, delay and omission outside the Sub-Adviser’s control.

The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable International Leaders Fund
Performance Information & Portfolio Holdings Summary
June 30, 2023

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The MSCI ACWI ex USA Index is an index that captures large and mid cap representation across Developed Markets countries (excluding the US) and Emerging Markets countries.  The index covers the majority of the global equity opportunity set outside the US.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

United Kingdom	22.6%
Netherlands	10.3%
France	8.2%
Germany	7.5%
Switzerland	7.0%
India	5.9%
United States	5.4%
Denmark	4.0%
Brazil	3.9%
Canada	3.8%
Sweden	3.6%
China	3.5%
Indonesia	3.2%
Japan	3.1%
Finland	2.9%
Mexico	2.2%
Money Market Funds	1.5%
Other Assets and Liabilities	1.4%
100.0%

		Since Inception
Average Annual Total Return	One Year	(2/28/22)
Institutional Shares	25.24%	4.06%
Investor Shares	25.03%	3.84%
MSCI ACWI ex USA Index	12.72%	-1.96%

	Institutional Shares	Investor Shares
Gross Expense Ratio[1]	4.26%	4.41%
Net Expense Ratio[1]	0.85%	1.00%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/funds/sustainable-international-leaders-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2022.  Refer to the financial highlights for the gross and net expense ratios for the period ended as of the date of this report.  Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Sustainable International Leaders Fund
Schedule of Investments
June 30, 2023

Shares	Security Description	Value $
Common Stocks — 97.1%

Brazil — 3.9%
307,896	B3 S.A. — Brasil Bolsa Balcao	939,468

Canada — 3.8%
6,463	Waste Connections, Inc.	923,676

China — 3.5%
84,300	AIA Group, Ltd.	856,193

Denmark — 4.0%
7,811	Coloplast A/S	977,439

Finland — 2.9%
13,723	Kone OYJ	716,954

France — 8.2%
995	LVMH Moet Hennessy Louis Vuitton SE	938,199
6,766	Safran S.A.	1,060,301
		1,998,500
Germany — 7.5%
12,744	CTS Eventim AG & Co. KGaA	806,011
5,469	Deutsche Boerse AG	1,009,659
		1,815,670
India — 5.9%
13,680	HDFC Bank Ltd. ADR	953,496
11,874	Tata Consultancy Services Ltd.	479,797
		1,433,293
Indonesia — 3.2%
2,107,883	Bank Rakyat Indonesia Persero Tbk PT	769,571

Japan — 3.1%
1,588	Keyence Corp.	754,549

Mexico — 2.2%
29,993	Grupo Aeroportuario del Pacifico SAB de CV	539,776

Netherlands — 10.3%
520	Adyen NV*	900,469
910	ASML Holding NV	660,050
7,435	Wolters Kluwer NV	944,050
		2,504,569
Sweden — 3.6%
70,931	Atlas Copco AB	884,402

Switzerland — 7.0%
2,659	Roche Holding AG	812,245
3,091	Sika AG	885,264
		1,697,509
United Kingdom — 22.6%
31,051	Compass Group PLC	869,528
23,533	Experian PLC	903,222
72,492	Howden Joinery Group PLC	592,288
9,250	London Stock Exchange Group PLC	984,511
161,464	Rentokil Initial PLC	1,262,443
17,115	Unilever PLC	891,252
		5,503,244
United States — 5.4%
260	Booking Holdings, Inc.*	702,086
3,007	NXP Semiconductors NV	615,473
		1,317,559
Total Common Stocks (Cost $20,264,035)		23,632,372

Short-Term Investments — 1.5%

Money Market Funds — 1.5%
371,672	First American Government
	Obligations Fund — Class Z, 4.97%#	371,672
Total Short-Term Investments (Cost $371,672)		371,672
Total Investments — 98.6% (Cost $20,635,707)		24,004,044
Other Assets in Excess of Liabilities — 1.4%		342,683
NET ASSETS — 100.0%		$24,346,727

*	Non-income producing
ADR — American Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
A Message to Our Shareholders
June 30, 2023

Dear Shareholder:

During the 12-month period ended June 30, 2023, the Brown Advisory Intermediate Income Fund Investor Shares (the “Fund”) returned -1.44% behind the -0.60% return for the Bloomberg Intermediate US Aggregate Bond Index, the Fund’s benchmark.

The Fund aims to generate performance primarily through individual security analysis, supported by a detailed and disciplined research process focused on downside protection. Duration and sector weightings are determined mainly by an analysis of the intermediate-term risk/reward as opposed to any particular macro forecast.

During the period, the Federal Reserve aggressively raised the Federal Funds Rate in 75 basis point increments in an attempt to close the gap between monetary policy and the prevailing inflationary environment. The move higher in interest rates was not parallel with shorter Treasury yields moving aggressively higher, thus, inverting the yield curve as investors priced in the growing risk of recession. As to be expected, highly interest rate sensitive portions of the economy such as housing and autos suffered early, however the broader economy proved very resilient directly challenging the Federal Reserve’s effort to slow economic activity which put the real economy at odds with the market’s consensus of an imminent recession.

During the summer of 2022, we were positioned defensively against rising interest rates but began to extend duration as the Federal Reserve altered its commentary around the expected terminal policy rate and expressed a desire to move away from outsized policy adjustments. Intermediate and longer-term interest rates then moved lower in anticipation of a future recessionary period. We completely closed our duration underweight in the first quarter of 2023 and have maintained this stance.

Given the continued resilience of corporate balance sheets, we also lessened our underweight to corporate credit. We invested in companies that we believed would exhibit less cyclicality if a recession did occur, such as industrial technology, consumer non-cyclical, and utilities. Ultimately, our underweight was a headwind to overall performance as corporate bonds closed the period in a robust manner. We continued to refine our securitized bond exposure, almost completely eliminating our commercial mortgage-backed and collateralized mortgage bond exposure in favor of government-backed mortgage bonds. On a relative value basis, mortgage bonds were attractive given their elevated yield, high quality, and limited extension risk going forward. Broadly, securitized bonds were a detractor to performance, though, as they were greatly impacted by the Federal Reserve’s interest rate policy. Lastly, although we primarily utilize Treasuries for liquidity and duration management of the Fund, we continued to hold an elevated amount in Treasuries as we look to navigate the last leg of the monetary cycle.

Looking forward, we believe income will return to being the primary driver of return, rather than capital appreciation resulting from a secular period of ever lower interest rates. We expect our research focused investment process will continue to identify attractive individual security opportunities, enhancing the yield and income profile of the Fund. Finally, we also believe duration will be a valuable tool when the Federal Reserve succeeds in cooling the economy and shifts to a dovish stance.

Sincerely,

Jason T. Vlosich
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise.

The risk is usually greater for longer-term debt securities. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Performance Information & Portfolio Holdings Summary
June 30, 2023

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based bond index. The Bloomberg Intermediate US Aggregate Bond Index (“Index”) represents domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities and durations in the intermediate range. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

U.S. Treasury Notes	39.4%
Mortgage Backed Securities	21.1%
Corporate Bonds & Notes	18.2%
Affiliated Mutual Funds	12.0%
Asset Backed Securities	4.8%
Money Market Funds	4.2%
Other Assets and Liabilities*	0.3%
100.0%

*  Includes unrealized appreciation (depreciation) on futures contracts.

Average Annual Total Return	One Year	Five Year	Ten Year
Investor Shares	-1.44%	0.64%	1.11%
Advisor Shares	-1.62%	0.41%	0.86%
Bloomberg Intermediate US Aggregate Bond Index	-0.60%	0.83%	1.33%

	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	0.56%	0.81%
Net Expense Ratio[1]	0.52%	0.77%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/intermediate-income-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.  Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2022. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2023

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 21.1%
1,629,682	Bayview MSR Opportunity Master Fund Trust, Series 2021-INV5 A-5#^	2.50%	11/25/2051	1,398,595
1,737,466	Bayview Opportunity Master Fund VI Trust, Series 2021-INV6 A-5#^	2.50%	10/25/2051	1,483,972
1,661,879	FHLMC PC, Pool# WA-3311	2.21%	04/01/2038	1,220,557
1,520,336	FHLMC PC, Pool# SD-0913	2.50%	02/01/2052	1,299,003
814,398	FHLMC PC, Pool# QE-0622	2.00%	04/01/2052	670,975
1,342,387	FHLMC PC, Pool# RA-7927	4.50%	09/01/2052	1,292,416
957,019	FHLMC PC, Pool# QF-0492	5.50%	09/01/2052	962,263
453,067	FHLMC REMIC, Series 5145 AB	1.50%	09/25/2049	345,696
852,581	FHLMC REMIC, Series 4634 MA	4.50%	11/15/2054	830,852
117,277	FHMS, Series Q-006 APT2#	2.76%	10/25/2028	110,770
65,601	FHMS, Series Q-010 APT1#	4.90%	04/25/2046	65,192
80,442	FHMS, Series Q-007 APT1#	5.02%	10/25/2047	80,075
750,000	FNMA, Pool# BL1160	3.64%	01/01/2026	715,609
8,269	FNMA, Pool# 628837	6.50%	03/01/2032	8,450
343,964	FNMA, Pool# MA2998	3.50%	04/01/2032	329,958
11,997	FNMA, Pool# 663238	5.50%	09/01/2032	11,949
17,339	FNMA, Pool# 744805 (6 Month LIBOR USD + 1.52%)	4.27%	11/01/2033	16,926
9,037	FNMA, Pool# 741373 (1 Year CMT Rate + 2.28%)	4.41%	12/01/2033	8,871
20,383	FNMA, Pool# 764342 (6 Month LIBOR USD + 1.52%)	3.90%	02/01/2034	19,992
1,511,528	FNMA, Pool# BQ3248	2.00%	11/01/2050	1,243,449
1,389,046	FNMA, Pool# BQ6307	2.00%	11/01/2050	1,143,259
765,943	FNMA, Pool# MA4208	2.00%	12/01/2050	630,588
830,135	FNMA, Pool# BR5634	2.00%	03/01/2051	683,220
1,075,337	FNMA, Pool# FM6555	2.00%	04/01/2051	884,411
1,387,635	FNMA, Pool# FS0031	2.50%	10/01/2051	1,178,365
1,174,089	FNMA, Pool# MA4492	2.00%	12/01/2051	959,311
1,536,605	FNMA, Pool# FS0348	2.00%	01/01/2052	1,263,641
1,364,789	FNMA, Pool# CB2548	2.50%	01/01/2052	1,164,567
683,495	FNMA, Pool# BW0025	4.00%	07/01/2052	643,202
298,993	FNMA REMIC Trust, Series 2016-M10	2.35%	11/25/2045	285,321
189,787	FREMF Mortgage Trust, Series 2020-KF74 B (1 Month LIBOR USD + 2.15%)^	7.34%	01/25/2027	180,333
8,923	GNMA Pool, Pool# 781186X	9.00%	06/15/2030	8,914
2,463,443	GNMA REMIC Trust, Series 2021-084 ED	1.00%	07/16/2060	1,836,909
924,391	JP Morgan Mortgage Trust, Series 2020-LTV2 A15#^	3.00%	11/25/2050	831,828
1,378,657	JP Morgan Mortgage Trust, Series 2022-LTV2 A4#^	3.50%	09/25/2052	1,237,463
1,756,986	RCKT Mortgage Trust, Series 2022-2 A6#^	2.50%	02/25/2052	1,506,168
Total Mortgage Backed Securities (Cost $29,113,702)				26,553,070

Corporate Bonds & Notes — 18.2%
686,000	American Tower Corp.	3.60%	01/15/2028	632,366
1,485,000	Analog Devices, Inc.	1.70%	10/01/2028	1,276,720
754,000	Aptiv PLC	3.25%	03/01/2032	645,827
1,349,000	Citigroup, Inc.	3.20%	10/21/2026	1,263,646
1,311,000	Clorox Co.	4.40%	05/01/2029	1,275,311
694,000	Comcast Corp.	3.40%	04/01/2030	638,090
1,211,000	Consolidated Edison Co. of New York, Inc.	3.35%	04/01/2030	1,101,586
719,000	Crown Castle, Inc.	3.30%	07/01/2030	636,013
1,450,000	DH Europe Finance II Sarl	2.60%	11/15/2029	1,277,037
1,315,000	Dollar General Corp.	3.88%	04/15/2027	1,255,497
1,296,000	Dollar Tree, Inc.	4.20%	05/15/2028	1,228,607
680,000	Fortis, Inc.	3.06%	10/04/2026	626,877
1,325,000	Hasbro, Inc.	3.55%	11/19/2026	1,231,555
644,000	JB Hunt Transport Services, Inc.	3.88%	03/01/2026	621,516
1,291,000	Keysight Technologies, Inc.	4.60%	04/06/2027	1,270,976
1,345,000	Morgan Stanley	3.13%	07/27/2026	1,260,206
895,000	Oracle Corp.	6.15%	11/09/2029	932,795
764,000	Revvity, Inc.	1.90%	09/15/2028	647,655

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2023

Par Value	Security Description	Rate	Maturity	Value $
Corporate Bonds & Notes — 18.2% (Continued)
604,000	SYSCO Corp.	5.95%	04/01/2030	632,685
1,275,000	Trimble, Inc.	6.10%	03/15/2033	1,292,329
1,451,000	Verizon Communications, Inc.	2.10%	03/22/2028	1,275,394
1,354,000	Wells Fargo & Co.	3.00%	10/23/2026	1,257,792
730,000	Xylem, Inc.	1.95%	01/30/2028	640,885
Total Corporate Bonds & Notes (Cost $25,030,866)				22,921,365

Asset Backed Securities — 4.8%
510,000	American Homes 4 Rent Trust, Series 2015-SFR2 C^	4.69%	10/18/2052	494,159
900,000	CarMax Auto Owner Trust, Series 2021-2 C	1.34%	02/16/2027	823,382
296,586	Dext ABS LLC, Series 2021-1 A^	1.12%	02/15/2028	284,837
322,503	FHF Trust, Series 2021-2A A^	0.83%	12/15/2026	307,273
73,849	FHF Trust, Series 2021-1A A^	1.27%	03/15/2027	70,962
786,882	FREED ABS Trust, Series 2022-1FP B^	1.91%	03/19/2029	778,561
590,000	GTP Acquisition Partners I LLC, Series 2015-1-2^	3.48%	06/15/2050	563,616
1,575,000	HPEFS Equipment Trust, Series 2021-2A B^	0.61%	09/20/2028	1,548,641
419,643	JPMorgan Chase Bank NA — CACLN, Series 2021-3 B^	0.76%	02/26/2029	399,704
260,808	MVW Owner Trust, Series 2017-1A A^	2.42%	12/20/2034	259,224
47,127	Santander Drive Auto Receivables Trust, Series 2019-3 D	2.68%	10/15/2025	47,044
445,000	Tesla Auto Lease Trust, Series 2021-A C^	1.18%	03/20/2025	433,178
Total Asset Backed Securities (Cost $6,293,187)				6,010,581

U.S. Treasury Notes — 39.4%
10,000,000	United States Treasury Note	2.63%	12/31/2023	9,870,549
3,320,000	United States Treasury Note	2.75%	05/15/2025	3,189,534
6,775,000	United States Treasury Note	2.25%	03/31/2026	6,376,440
6,395,000	United States Treasury Note	2.88%	05/15/2028	6,035,531
6,200,000	United States Treasury Note	3.25%	06/30/2029	5,933,109
2,735,000	United States Treasury Note	0.88%	11/15/2030	2,213,961
18,635,000	United States Treasury Note	1.88%	02/15/2032	15,966,046
Total U.S. Treasury Notes (Cost $52,797,630)				49,585,170

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Intermediate Income Fund
Schedule of Investments
June 30, 2023

Shares	Security Description	Value $
Affiliated Mutual Funds (Note 3) — 12.0%
1,654,617	Brown Advisory Mortgage Securities Fund — Institutional Shares	15,057,017
Total Affiliated Mutual Funds (Cost $16,952,513)		15,057,017

Short-Term Investments — 4.2%

Money Market Funds — 4.2%
5,252,688	First American Government Obligations Fund — Class Z, 4.97%*	5,252,688
Total Short-Term Investments (Cost $5,252,688)		5,252,688
Total Investments — 99.7% (Cost $135,440,586)		125,379,891
Other Assets in Excess of Liabilities — 0.3%		400,353
NET ASSETS — 100.0%		$125,780,244

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
#	Variable rate security. Rate disclosed is as of the date of this report.
*	Annualized seven-day yield as of the date of this report.

Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 5-Year Note Futures	59	09/29/2023	$6,439,321	$6,318,532	$(120,789)
U.S. Treasury 2-Year Note Futures	78	09/29/2023	16,070,074	15,860,812	(209,262)
U.S. Treasury Long Bond Futures	7	09/20/2023	889,544	888,344	(1,200)
			$23,398,939	$23,067,688	$(331,251)

Futures Contracts — Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 10-Year Note Futures	(26)	09/20/2023	$(2,970,244)	$(2,918,906)	$51,338
U.S. Treasury 10-Year Ultra Futures	(53)	09/20/2023	(6,332,903)	(6,277,187)	55,716
U.S. Treasury Ultra Bond Futures	(1)	09/20/2023	(134,592)	(136,219)	(1,627)
			$(9,437,739)	$(9,332,312)	$105,427

There is no variation margin due to or from the Fund as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
A Message to Our Shareholders
June 30, 2023

Dear Shareholder:

During the 12-month period ended June 30, 2023, the Brown Advisory Sustainable Bond Fund Investor Shares (the “Fund”) returned -3.16%, trailing its benchmark, the Bloomberg US Aggregate Bond Index, which returned -0.94%.

The negative total return was driven by an increase in Treasury yields, as expectations for an end to the Fed tightening cycle diminished. Relative underperformance for the period was primarily driven by positioning for a steeper yield curve, positioning within the mortgage sector, and a defensive underweight position in corporate credit.

The Fund seeks to take a sustainable and dynamic approach to fixed income. We believe that dynamic asset allocation informed by comprehensive top-down macro analysis, combined with rigorous, bottom-up security selection and a differentiated sustainable investment approach, can deliver an attractive stream of income and risk-adjusted returns through the economic cycle while producing positive environmental and social impact.

We maintain our conviction that economic weakness is ahead, not behind, for the U.S. economy. We expect that to change as the full effect of tighter monetary policy has yet to be felt. Evidence of this impact within interest-rate-sensitive sectors and signs of inflection points within macroeconomic indicators and labor markets give us more confidence in our view.

Additionally, we expect inflation to moderate in the months ahead. Shelter represents the largest weight in price indices and the moderation in rental rates and home prices will soon be reflected. Recent data on other core measures of inflation and wage growth are also encouraging.

In our view, a weak growth outlook coupled with declining inflation will result in the end of the monetary policy tightening cycle. This should result in a meaningful steepening of yield curves, returning to more conventional upward sloping yield curves. The Fund is currently long duration yet positioned for a steeper yield curve.

The Fund remains defensively positioned within credit, liquidity, and structure risk as we expect better fundamental-valuation alignment in the coming months and quarters.

Lastly, we believe over the cycle our research focused investment process may continue to generate attractive income as individual security selection returns to the forefront of relative performance.

Sincerely,

Chris Diaz, CFA
Portfolio Manager

Amy Hauter, CFA
Portfolio Manager

Colby Stilson
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
A Message to Our Shareholders
June 30, 2023

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer- term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors. The Adviser utilizes ESG analysis in connection with the Fund’s investments in fixed-income securities. ESG factors are considered systematically and comprehensively through leveraging a repeatable process that strives to minimize risk and capture opportunity.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to the funds that do not use these criteria.

Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Performance Information & Portfolio Holdings Summary
June 30, 2023

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The Bloomberg US Aggregate Bond Index (“Index”) is a broad-based benchmark that measures the investment grade US dollar-denominated, fixed rate taxable bond market.  The Index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

Money Market Funds	38.2%
Mortgage Backed Securities	28.8%
Corporate Bonds & Notes	22.6%
Foreign Government Bonds	22.6%
U.S. Treasury Securities	14.1%
Asset Backed Securities	3.7%
Municipal Bonds	1.3%
U.S. Treasury Bills	0.3%
Other Assets and Liabilities*	(31.6)%
100.0%

*  Includes unrealized appreciation (depreciation) on futures contracts.

			Since Inception
Average Annual Total Return	One Year	Five Year	(8/7/17)
Institutional Shares[1]	-3.22%	0.82%	0.48%
Investor Shares	-3.16%	0.79%	0.45%
Bloomberg US Aggregate Bond Index	-0.94%	0.77%	0.47%

	Institutional Shares	Investor Shares
Gross Expense Ratio[2]	0.44%	0.49%
Net Expense Ratio[2]	0.44%	0.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/sustainable-bond-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced. Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to its inception date of July 2, 2018, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2022. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
June 30, 2023

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 28.8%
620,328	FHLMC PC, Pool# G3-1063	3.50%	11/01/2037	588,041
1,094,192	FHLMC PC, Pool# QC-5510	3.50%	07/01/2051	999,510
5,103,350	FHLMC PC, Pool# RA-6064	2.50%	09/01/2051	4,417,457
1,797,183	FHLMC PC, Pool# QD-7054	3.00%	02/01/2052	1,585,227
1,849,515	FHLMC PC, Pool# QD-5888	3.50%	02/01/2052	1,688,343
1,884,437	FHLMC PC, Pool# RA-6699	3.50%	02/01/2052	1,720,205
1,795,394	FHLMC PC, Pool# QD-7450	3.00%	03/01/2052	1,585,816
166,921	FHLMC PC, Pool# QE-0380	2.50%	04/01/2052	142,632
251,513	FHLMC REMIC, Series 4094 NI~	2.50%	03/15/2027	3,578
1,608,247	FHLMC REMIC, Series 4107 LI~	3.00%	08/15/2027	111,121
1,164,626	FHLMC REMIC, Series 4143 IA~	3.50%	09/15/2042	97,269
84,872	FHLMC SCRTT, Series 2017-1 M1#^	4.00%	01/25/2056	83,823
73,940	FHLMC STACR, Series 2015-HQ2 M3 (1 Month LIBOR USD + 3.25%)	8.40%	05/27/2025	74,790
6,322,999	FHMS, Series Q-013 XPT1#~	1.66%	05/25/2025	129,025
5,506,786	FHMS, Series Q-013 XPT2#~	1.81%	05/25/2027	145,650
300,000	FHMS, Series K-W03 A2	3.02%	06/25/2027	279,392
131,203	FHMS, Series Q-010 APT1#	4.90%	04/25/2046	130,384
148,508	FHMS, Series Q-007 APT1#	5.02%	10/25/2047	147,830
1,620,000	FNMA, Pool# BS4700	2.43%	02/01/2032	1,331,097
439,197	FNMA, Pool# MA2897	3.00%	02/01/2037	405,978
246,709	FNMA, Pool# 467095	5.90%	01/01/2041	257,998
162,459	FNMA, Pool# 469130	4.87%	10/01/2041	161,765
97,658	FNMA, Pool# BH7686	4.50%	12/01/2047	95,344
142,843	FNMA, Pool# BK5105	5.50%	05/01/2048	143,449
213,316	FNMA, Pool# BK8032	5.50%	06/01/2048	214,853
145,916	FNMA, Pool# BN4936	5.50%	12/01/2048	145,717
146,124	FNMA, Pool# BN4921	5.50%	01/01/2049	145,856
5,571,796	FNMA, Pool# FM8754	3.00%	09/01/2051	4,949,620
2,027,723	FNMA, Pool# BT7699	4.00%	09/01/2051	1,962,806
1,208,586	FNMA, Pool# FS0031	2.50%	10/01/2051	1,026,318
627,372	FNMA, Pool# FS1480	2.50%	11/01/2051	536,434
2,760,046	FNMA, Pool# FS0491	3.50%	01/01/2052	2,521,289
1,086,918	FNMA, Pool# FS0731	2.00%	02/01/2052	894,296
1,806,183	FNMA, Pool# CB2909	3.50%	02/01/2052	1,648,355
1,835,532	FNMA, Pool# BV4532	3.50%	03/01/2052	1,674,999
2,512,767	FNMA, Pool# MA4565	3.50%	03/01/2052	2,294,105
5,032,734	FNMA REMIC Trust, Series 2021-95 WI#~	0.00%	05/25/2035	138,190
197,830	FNMA REMIC Trust, Series 2012-65 HJ	5.00%	07/25/2040	196,756
25,660,000	FNMA, 2.00%, Due TBA July	2.00%	07/15/2053	20,931,945
13,945,000	FNMA, 2.50%, Due TBA July	2.50%	07/15/2053	11,827,103
9,100,000	FNMA, 3.00%, Due TBA July	3.00%	07/15/2053	8,010,488
6,350,000	FNMA, 3.50%, Due TBA July	3.50%	07/15/2053	5,787,182
24,700,000	FNMA, 4.00%, Due TBA July	4.00%	07/15/2053	23,182,301
7,200,000	FNMA, 4.50%, Due TBA July	4.50%	07/15/2053	6,922,688
9,400,000	FNMA, 5.00%, Due TBA July	5.00%	07/15/2053	9,215,675
544,670	GNMA, Pool# 781950X	4.50%	07/15/2035	534,486
661,299	GNMA, Pool# MA7106M	2.00%	01/20/2036	587,455
644,238	GNMA, Pool# MA7164M	2.00%	02/20/2036	572,349
241,195	GNMA, Pool# 723334X	5.00%	09/15/2039	242,421
2,773,950	GNMA, Pool# 783467X	4.00%	10/15/2041	2,701,663
1,070,664	GNMA, Pool# MA2754M	3.50%	04/20/2045	1,005,519
3,232,617	GNMA, Pool# 784507C	4.00%	12/20/2047	3,095,719
294,915	GNMA, Pool# MA7774M	6.00%	11/20/2051	308,709
26,785,000	GNMA, 2.00%, Due TBA July	2.00%	07/15/2053	22,519,281
16,800,000	GNMA, 2.50%, Due TBA July	2.50%	07/15/2053	14,550,375
8,800,000	GNMA, 3.00%, Due TBA July	3.00%	07/15/2053	7,864,656

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
June 30, 2023

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 28.8% (Continued)
5,350,000	GNMA, 3.50%, Due TBA July	3.50%	07/15/2053	4,938,510
14,434,000	GNMA, 4.00%, Due TBA July	4.00%	07/15/2053	13,659,864
4,915,000	GNMA, 4.50%, Due TBA July	4.50%	07/15/2053	4,744,127
1,250,000	GNMA, 5.00%, Due TBA July	5.00%	07/15/2053	1,228,418
1,945,537	GNMA REMIC Trust, Series 2017-167 SE (1 Month LIBOR USD + 6.20%)~	1.04%	11/20/2047	207,518
920,150	GNMA REMIC Trust, Series 2021-125 UL	1.50%	07/20/2051	694,658
1,343,418	GNMA REMIC Trust, Series 2021-158 JD	1.50%	09/20/2051	996,959
2,104,659	GNMA REMIC Trust, Series 2021-160 DK	2.00%	09/20/2051	1,462,765
1,383,690	GNMA REMIC Trust, Series 2021-177 KD	2.00%	10/20/2051	1,091,749
2,605,978	GNMA REMIC Trust, Series 2022-009 CD	2.00%	01/20/2052	2,098,828
371,888	GNMA REMIC Trust, Series 2014-45 B1#~	0.55%	07/16/2054	3,926
231,427	GNMA REMIC Trust, Series 2014-135 I0#~	0.43%	01/16/2056	4,321
234,507	GNMA REMIC Trust, Series 2015-172 I0#~	0.61%	03/16/2057	5,045
442,218	GNMA REMIC Trust, Series 2016-40 I0#~	0.61%	07/16/2057	9,798
297,382	GNMA REMIC Trust, Series 2016-56 I0#~	1.00%	11/16/2057	12,822
450,759	GNMA REMIC Trust, Series 2016-98 I0#~	0.86%	05/16/2058	17,627
8,461,789	GNMA REMIC Trust, Series 2021-084 ED	1.00%	07/16/2060	6,309,680
Total Mortgage Backed Securities (Cost $221,095,968)				212,021,948

Corporate Bonds & Notes — 22.6%
8,155,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.00%	10/29/2028	7,057,630
3,450,000	AIB Group PLC (Fixed until 10/14/2025, then SOFR + 3.46%)^	7.58%	10/14/2026	3,506,174
4,320,000	Amphenol Corp.	2.80%	02/15/2030	3,785,807
8,295,000	Aptiv PLC	3.25%	03/01/2032	7,104,951
7,330,000	AT&T, Inc.	4.35%	03/01/2029	7,044,128
7,095,000	CaixaBank S.A. (Fixed until 01/18/2028, then SOFR + 2.70%)^	6.21%	01/18/2029	7,084,463
5,960,000	Consolidated Edison Co. of New York, Inc.	3.35%	04/01/2030	5,421,515
7,980,000	Crown Castle, Inc.	3.30%	07/01/2030	7,058,946
7,960,000	DH Europe Finance II Sarl	2.60%	11/15/2029	7,010,494
8,050,000	Equinix, Inc.	3.20%	11/18/2029	7,077,647
7,600,000	Fortis, Inc.	3.06%	10/04/2026	7,006,269
39,250,000	Kreditanstalt fuer Wiederaufbau	0.63%	01/22/2026	35,468,890
7,249,000	Marvell Technology, Inc.	4.88%	06/22/2028	7,038,930
3,380,000	Micron Technology, Inc.	6.75%	11/01/2029	3,515,639
3,795,000	Nationwide Building Society (Fixed until 03/08/2028, then 3 Month LIBOR USD + 1.45%)^	4.30%	03/08/2029	3,519,572
3,660,000	NatWest Group PLC (Fixed until 01/27/2029, then 3 Month LIBOR USD + 1.91%)	5.08%	01/27/2030	3,494,719
3,765,000	NatWest Group PLC (Fixed until 08/10/2025, then 5 Year Swap Rate USD + 5.72%)	8.00%	12/29/2049	3,668,352
2,260,000	Oracle Corp.	6.15%	11/09/2029	2,355,437
4,883,000	Oracle Corp.	4.65%	05/06/2030	4,720,967
8,850,000	Revvity, Inc.	2.25%	09/15/2031	7,106,846
6,120,000	Roper Technologies, Inc.	1.75%	02/15/2031	4,857,692
7,955,000	Societe Generale S.A. (Fixed until 01/19/2027, then 1 Year CMT Rate + 1.30%)^	2.80%	01/19/2028	7,053,348
6,890,000	Sprint LLC	7.63%	02/15/2025	7,044,102
615,000	T-Mobile USA, Inc.	5.05%	07/15/2033	604,126
7,005,000	Trimble, Inc.	6.10%	03/15/2033	7,100,206
Total Corporate Bonds & Notes (Cost $173,325,439)				166,706,850

Foreign Government Bonds — 22.6%
37,500,000	Asian Development Bank	2.88%	05/06/2025	36,084,552
10,200,000	Asian Development Bank	1.88%	03/15/2029	8,986,240
14,100,000	Council Of Europe Development Bank	3.00%	06/16/2025	13,569,853
3,150,000	European Investment Bank	2.88%	08/15/2023	3,141,655
24,655,000	European Investment Bank	1.38%	03/15/2027	22,088,159
39,880,000	Inter-American Development Bank	0.88%	04/20/2026	35,990,782
10,625,000	Inter-American Development Bank (SOFR + 0.28%)	4.82%	04/12/2027	10,628,551
38,700,000	International Bank for Reconstruction & Development	0.63%	04/22/2025	35,780,664
Total Foreign Government Bonds (Cost $169,185,768)				166,270,456

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
June 30, 2023

Par Value	Security Description	Rate	Maturity	Value $
U.S. Treasury Securities — 14.1%
2,650,000	United States Treasury Bond	3.88%	02/15/2043	2,584,578
2,445,000	United States Treasury Note	3.88%	12/31/2027	2,411,142
2,980,000	United States Treasury Note	3.50%	04/30/2028	2,896,071
3,486,000	United States Treasury Note	3.50%	04/30/2030	3,385,233
4,805,000	United States Treasury Note	3.50%	02/15/2033	4,681,121
16,000,000	United States Treasury Note	1.25%	07/31/2023	15,950,989
6,270,000	United States Treasury Note	3.25%	06/30/2027	6,031,201
12,560,000	United States Treasury Note	2.88%	05/15/2028	11,853,991
3,800,000	United States Treasury Note	2.88%	04/30/2029	3,564,281
11,765,000	United States Treasury Note	0.88%	11/15/2030	9,523,676
20,490,000	United States Treasury Note	1.88%	02/15/2032	17,555,367
53,020,000	United States Treasury STRIP+	4.25%	05/15/2043	23,163,464
Total U.S. Treasury Securities (Cost $106,067,359)				103,601,114

Asset Backed Securities — 3.7%
540,000	American Homes 4 Rent, Series 2014-SFR2 D^	5.15%	10/17/2036	529,541
520,000	American Homes 4 Rent, Series 2015-SFR1 D^	4.41%	04/18/2052	501,389
1,000,000	AmeriCredit Automobile Receivables Trust, Series 2020-2 C	1.48%	02/18/2026	964,236
2,255,000	CarMax Auto Owner Trust, Series 2021-2 C	1.34%	02/16/2027	2,063,030
1,000,000	CNH Equipment Trust, Series 2020-A A4	1.51%	04/15/2027	972,261
2,650,000	CNH Equipment Trust, Series 2021-C B	1.41%	04/16/2029	2,376,052
34,370	Dext ABS LLC, Series 2020-1 A^	1.46%	02/16/2027	34,299
1,306,908	Dext ABS LLC, Series 2021-1 A^	1.12%	02/15/2028	1,255,136
870,000	Dext ABS LLC, Series 2021-1 B^	1.76%	02/15/2028	794,297
585,980	Drive Auto Receivables Trust, Series 2019-3 D	3.18%	10/15/2026	582,065
1,008,731	Drive Auto Receivables Trust, Series 2020-1 D	2.70%	05/17/2027	992,292
467,339	FHF Trust, Series 2021-2A A^	0.83%	12/15/2026	445,269
698,084	FHF Trust, Series 2021-1A A^	1.27%	03/15/2027	670,792
1,000,000	GM Financial Automobile Leasing Trust, Series 2021-2 C	1.01%	05/20/2025	979,553
1,975,000	HPEFS Equipment Trust, Series 2021-2 B^	0.61%	09/20/2028	1,941,947
2,000,000	HPEFS Equipment Trust, Series 2021-1 TR^	1.03%	03/20/2031	1,930,493
3,775,000	John Deere Owner Trust, Series 2023-B A2	5.59%	06/15/2026	3,774,522
1,149,930	JPMorgan Chase Bank NA — CACLN, Series 2021-3 B^	0.76%	02/26/2029	1,095,295
730,263	MVW Owner Trust, Series 2017-1A A^	2.42%	12/20/2034	725,827
591,741	Newtek Small Business Loan Trust, Series 2018-1 A (1 Month LIBOR USD + -0.55%)^	7.70%	02/25/2044	584,487
136,117	Oportun Funding XIII LLC, Series 2019-A A^	3.08%	08/08/2025	133,712
1,075,000	PFS Financing Corp., Series 2021-A A^	0.71%	04/15/2026	1,030,056
62,051	Santander Drive Auto Receivables Trust, Series 2019-3 D	2.68%	10/15/2025	61,941
138,980	SoFi Consumer Loan Program Trust, Series 2021-1 A^	0.49%	09/25/2030	136,950
2,705,000	Tesla Auto Lease Trust, Series 2021-A C^	1.18%	03/20/2025	2,633,141
Total Asset Backed Securities (Cost $28,327,325)				27,208,583

Municipal Bonds — 1.3%
230,000	American Municipal Power, Inc.	6.05%	02/15/2043	248,360
2,650,000	California Health Facilities Financing Authority	3.03%	06/01/2034	2,220,869
1,325,000	Colorado Health Facilities Authority	3.36%	12/01/2030	1,162,740
1,200,000	Health Care Authority for Baptist Health	5.50%	11/15/2043	1,118,939
100,000	Honolulu, City & County Hawaii	3.00%	09/01/2027	93,656
30,000	Los Angeles California Community College District	6.60%	08/01/2042	36,395
430,000	Los Angeles California Wastewater System Revenue	3.49%	06/01/2029	401,020
15,000	Maryland Community Development Administration	3.24%	09/01/2048	14,469
3,300,000	Metropolitan Pier & Exposition Authority	3.96%	12/15/2026	3,126,938
1,000,000	New York City Housing Development Corp.	2.71%	08/01/2031	822,615
355,000	University of California	2.99%	05/15/2026	335,249
25,000	University of North Texas System	3.69%	04/15/2030	23,313
Total Municipal Bonds (Cost $10,779,708)				9,604,563

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Sustainable Bond Fund
Schedule of Investments
June 30, 2023

Shares/
Par Value	Security Description	Value $
Short-Term Investments — 38.5%

Money Market Funds — 38.2%
281,273,994	First American Government Obligations Fund — Class Z, 4.97%*	281,273,994

U.S. Treasury Bills — 0.3%
2,050,000	United States Treasury Bill, 04/13/2023, 4.87%†	2,047,152
Total Short-Term Investments (Cost $283,320,680)		283,321,146
Total Investments — 131.6% (Cost $992,102,247)		968,734,660
Liabilities in Excess of Other Assets — (31.6)%		(232,513,549)
NET ASSETS — 100.0%		$736,221,111

#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
~	Interest only security
*	Annualized seven-day yield as of the date of this report.
+	Zero coupon bond. Rate disclosed is calculated yield to maturity as of the date of this report.
†	This security is pledged as collateral in connection with open futures contracts. Rate disclosed is yield to maturity as of the date of this report.

Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
Canadian 10-Year Bond Futures*	96	09/20/2023	$9,026,615	$8,879,321	$(147,294)
U.S. Treasury 5-Year Note Futures	798	09/29/2023	87,073,973	85,460,813	(1,613,160)
U.S. Treasury 2-Year Note Futures	309	09/29/2023	63,497,368	62,833,219	(664,149)
U.S. Treasury 10-Year Note Futures	100	09/20/2023	11,333,015	11,226,563	(106,452)
U.S. Treasury Long Bond Futures	8	09/20/2023	1,016,621	1,015,250	(1,371)
U.S. Treasury Ultra Bond Futures	310	09/20/2023	41,711,415	42,227,813	516,398
Australian 10-Year Bond Futures^	97	09/15/2023	7,632,418	7,506,671	(125,747)
			$221,291,425	$219,149,650	$(2,141,775)

Futures Contracts — Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 10-Year Ultra Note Futures	(66)	09/20/2023	$(7,886,101)	$(7,816,875)	$69,226
			$(7,886,101)	$(7,816,875)	$69,226
There is no variation margin due to or from the Fund as of the date of this report.

*
These futures contracts are denominated in Canadian Dollars.  Notional Amount, Notional Value, and Unrealized Appreciation (Depreciation) have been translated into U.S. Dollars as of the date of this report.

^
These futures contracts are denominated in Australian Dollars.  Notional Amount, Notional Value, and Unrealized Appreciation (Depreciation) have been translated into U.S. Dollars as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
June 30, 2023

Dear Shareholder:

During the 12-month period ended June 30, 2023, the Brown Advisory Maryland Bond Fund Investor Shares (the “Fund”) increased 2.73% in value. During the same period, the Bloomberg 1-10 Year Blended Municipal Bond Index, the Fund’s benchmark, increased 2.22%.

After a tumultuous start in 2022, the municipal bond market began to find its footing in the autumn of last year. Broad interest rates showed early signs of stabilization after reaching 2022 peak levels in October, helped by modest improvements in inflation data, and a downshift in the size of Fed rate hikes. Market volatility persisted into the first half of 2023, but as inflation continued to moderate, broad interest rates began to settle into a trading range. The tone of the municipal bond market improved dramatically and contributed to municipals outperforming most other U.S. investment-grade fixed income sectors over the 12-month period. We believe the performance has been driven by increased investor demand, the majority of which has been focused down the curve, as investors have been reluctant to take on duration risk given the continued monetary policy and macroeconomic uncertainty.

This segmentation in maturity demand for municipals has impacted the shape of the muni yield curve, with short and intermediate high-grade yields remaining low, and ultra-short and longer-maturity yields holding at more elevated levels. We believe retail investors remain somewhat gun-shy after last year’s very tough market environment for bonds, particularly when short-term T-Bills are yielding 5.25% or more. Looking at the aggregate level of household balance sheets as reported in the Fed Flow of Funds report, we can see that households have built up very large cash balances and U.S. Treasury positions, while also reducing their aggregate ownership of municipal bonds. At the same time, many state and local government maximum income tax rates have moved higher, with some states opting to add new “millionaire’s brackets”, making tax-exempt municipal income very compelling for these high taxpayers. We believe these shifts could indicate a large amount of dry powder that could return to municipal bonds once macroeconomic factors become less pronounced and interest rate volatility declines. These conditions could also provide a meaningful tailwind for municipal bonds as capital begins to flow back into the asset class.

Within the Fund, yield curve positioning and individual security selection drove much of the relative outperformance during the period. We have kept overall portfolio duration slightly elevated relative to our benchmark while maintaining a barbell, with overweight positions in both floating-rate and 10-year and slightly longer duration bonds, which have recently been higher yielding. We added to our ultra-short duration position overweight during the period as the Fed continued to hike rates and yield curves continued to invert. We believe this ultra-short duration overweight will help provide capital preservation during periods of interest rate volatility, while also currently providing higher yields compared to the tight valuations in some intermediate maturity bonds.

Within credit we have been very focused on late-cycle dynamics, by being opportunistic regarding relatively tight credit spreads and reducing credit risk in spread sectors that could underperform if economic growth deteriorates. The typical forms of revenue (sales, income, and property taxes) for government issuers have been robust, including providing some cushion for inflation concerns, and there has been an incredible amount of federal fiscal stimulus to municipal borrowers. However, we are cognizant of the fact that further credit improvement will be difficult in any potential slowdown given a backdrop of lower economic activity, abating wage pressures, and stressed property valuations. Therefore, we are being more selective at this point in the cycle, preferring issuers that have a more robust financial footing.

Given the speed and magnitude of the tightening of monetary policy since the Fed most recently started raising rates, we are watchful for unforeseen risks that may yet surprise the market this year. As we progress deeper into this economic cycle, macroeconomic uncertainty will likely continue to remain at the front of investors’ minds, which may keep market volatility at elevated levels broadly across assets. Yet, we believe the worst of the persistent negative sentiment within municipals is behind us, and that the asset class now appears poised to serve more of its traditional roles such as providing diversification, capital preservation, and tax-efficient income.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Joshua R. Perry, CFA, CAIA, FRM
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
June 30, 2023

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Investment in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report. Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
Performance Information & Portfolio Holdings Summary
June 30, 2023

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based municipal bond index. The Bloomberg 1-10 Year Blended Municipal Bond Index (“Index”) is a market index of high quality, domestic fixed income securities with maturities of less than 10 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

Revenue Bonds	81.4%
General Obligation Bonds	16.1%
Money Market Funds	2.2%
Other Assets and Liabilities	0.3%
100.0%

Average Annual Total Return	One Year	Five Year	Ten Year
Investor Shares	2.73%	1.15%	1.54%
Bloomberg 1-10 Year Blended Municipal Bond Index	2.22%	1.65%	1.98%

Investor Shares
Gross Expense Ratio[1]	0.47%
Net Expense Ratio[1]	0.47%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/maryland-bond-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Short-term  performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.  Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2022. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2023

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 97.5%

General Obligation Bonds — 16.1%
1,650,000	Baltimore County Maryland	5.00%	08/01/2028	1,683,546
1,520,000	Baltimore County Maryland	4.00%	02/01/2033	1,525,018
7,875,000	Howard County Maryland	1.75%	08/15/2036	5,868,024
7,000,000	Maryland State	5.00%	08/01/2023	7,008,883
1,000,000	Maryland State	5.00%	08/01/2025	1,040,909
3,370,000	Montgomery County Maryland	3.00%	10/01/2034	3,280,273
1,350,000	Prince George’s County Maryland	5.00%	10/01/2024	1,380,733
1,500,000	Prince George’s County Maryland	5.00%	10/01/2025	1,561,581
1,550,000	Prince George’s County Maryland	5.00%	10/01/2026	1,646,476
1,290,000	St Mary’s County Maryland	5.00%	05/01/2028	1,418,706
				26,414,149
Revenue Bonds — 81.4%
975,000	Austin, Texas	7.88%	09/01/2026	978,063
520,000	Baltimore, Maryland	5.00%	06/15/2030	527,915
225,000	Baltimore, Maryland^	3.25%	06/01/2031	202,175
1,550,000	Baltimore, Maryland	4.50%	06/01/2033	1,522,020
670,000	Baltimore, Maryland	5.00%	06/15/2033	680,024
1,260,000	Baltimore, Maryland^	3.50%	06/01/2039	1,051,637
1,750,000	California Municipal Finance Authority^	5.00%	11/01/2039	1,742,876
1,000,000	Cedar Rapids, Iowa#	7.49%	08/15/2029	998,750
1,860,000	Dallas Fort Worth Texas International Airport	5.25%	11/01/2027	1,866,486
1,550,000	Franklin County Ohio	5.00%	11/15/2034	1,556,175
1,995,000	Frederick County Maryland	5.00%	07/01/2029	2,177,716
1,390,000	Frederick County Maryland	5.00%	07/01/2030	1,533,080
1,410,000	Frederick County Maryland	3.75%	07/01/2039	1,242,448
1,000,000	Gaithersburg, City of Maryland	5.00%	01/01/2028	1,005,233
2,000,000	Gaithersburg, City of Maryland	5.00%	01/01/2033	1,991,032
2,000,000	Lancaster County Pennsylvania Hospital Authority	5.00%	07/01/2035	1,924,925
2,650,000	Lehigh County Pennsylvania (SIFMA Municipal Swap Index + 1.10%)	5.07%	08/15/2038	2,618,461
1,245,000	Maryland Community Development Administration	5.00%	09/01/2030	1,354,284
1,030,000	Maryland Community Development Administration	5.00%	09/01/2031	1,117,693
3,930,000	Maryland Community Development Administration	4.60%	03/01/2042	3,950,603
2,660,000	Maryland Community Development Administration	2.41%	07/01/2043	1,986,503
1,140,000	Maryland Community Development Administration Local Government Infrastructure	4.00%	06/01/2035	1,199,766
1,000,000	Maryland Economic Development Corp.	5.00%	07/01/2028	1,068,588
750,000	Maryland Economic Development Corp.	5.00%	07/01/2029	811,569
2,600,000	Maryland Economic Development Corp.#	4.10%	10/01/2036	2,651,564
1,500,000	Maryland Economic Development Corp.	4.00%	07/01/2040	1,439,143
4,500,000	Maryland Economic Development Corp.	4.50%	07/01/2044	4,204,030
1,100,000	Maryland Stadium Authority	1.42%	05/01/2025	1,020,580
3,000,000	Maryland Stadium Authority	5.00%	05/01/2030	3,166,159
1,000,000	Maryland Stadium Authority	4.00%	06/01/2037	1,045,444
1,000,000	Maryland Stadium Authority	5.00%	09/01/2037	1,132,764
5,000,000	Maryland Stadium Authority	5.00%	05/01/2038	5,317,069
1,340,000	Maryland Stadium Authority Built to Learn Revenue	4.00%	06/01/2035	1,390,959
1,500,000	Maryland State Department of Transportation	0.91%	08/01/2026	1,315,993
1,715,000	Maryland State Department of Transportation	5.00%	10/01/2027	1,832,524
1,260,000	Maryland State Department of Transportation	4.00%	12/01/2029	1,298,599
1,000,000	Maryland State Department of Transportation	5.00%	08/01/2033	1,103,959
1,150,000	Maryland State Department of Transportation	4.00%	08/01/2038	1,128,735
500,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2023	500,717
420,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2026	434,529
4,000,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2027	4,098,604
2,000,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2029	2,126,718

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Maryland Bond Fund
Schedule of Investments
June 30, 2023

Shares/
Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 97.5% (Continued)

Revenue Bonds — 81.4% (Continued)
100,000	Maryland State Health & Higher Educational Facilities	4.00%	10/01/2030	100,917
300,000	Maryland State Health & Higher Educational Facilities	4.00%	10/01/2031	302,603
1,250,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2033	1,280,827
1,955,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2034	2,020,241
5,000,000	Maryland State Health & Higher Educational Facilities#	3.72%	04/01/2035	5,000,000
2,000,000	Maryland State Health & Higher Educational Facilities#	3.68%	07/01/2036	2,000,000
5,000,000	Maryland State Health & Higher Educational Facilities	5.00%	05/15/2037	5,123,036
1,200,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2037	1,240,959
1,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2038	1,525,799
4,335,000	Maryland State Health & Higher Educational Facilities	5.00%	05/15/2042	4,473,211
2,650,000	Maryland State Health & Higher Educational Facilities (SIFMA Municipal Swap Index + 0.28%)	4.29%	07/01/2042	2,641,623
1,310,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2043	1,318,030
4,000,000	Maryland State Health & Higher Educational Facilities#	5.00%	07/01/2045	4,197,248
2,500,000	Maryland State Transportation Authority	5.00%	07/01/2023	2,500,000
1,510,000	Maryland State Transportation Authority	5.00%	07/01/2025	1,568,446
3,000,000	Maryland State Transportation Authority	5.00%	07/01/2025	3,116,119
4,420,000	Maryland State Transportation Authority	5.00%	07/01/2028	4,791,388
4,330,000	Maryland State Transportation Authority	4.00%	06/01/2035	4,318,105
1,500,000	Metropolitan Washington DC Airports Authority	5.00%	10/01/2040	1,571,266
5,000,000	Miami-Dade County Florida Expressway Authority (1 Month LIBOR USD + 1.05%)	6.22%	07/01/2032	5,015,805
365,000	New Hope Texas Cultural Education Facilities Finance Corp.(d)	5.50%	07/01/2046	164,250
820,000	New Hope Texas Cultural Education Facilities Finance Corp.(d)	5.75%	07/01/2051	369,000
6,760,000	New Jersey Transportation Trust Fund Authority+	4.56%	12/15/2038	3,479,762
2,000,000	Newport News Virginia Economic Development Authority	5.00%	12/01/2031	2,021,112
2,000,000	North Carolina Medical Care Commission	5.00%	10/01/2031	1,962,814
1,000,000	St Mary’s College of Maryland	4.00%	09/01/2024	1,005,985
				133,424,658
Total Municipal Bonds (Cost $165,816,982)				159,838,807

Short-Term Investments — 2.2%

Money Market Funds — 2.2%
3,582,287	First American Government Obligations Fund — Class Z, 4.97%*			3,582,287
Total Short-Term Investments (Cost $3,582,287)				3,582,287
Total Investments — 99.7% (Cost $169,399,269)				163,421,094
Other Assets in Excess of Liabilities — 0.3%				540,224
NET ASSETS — 100.0%				$163,961,318

#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+	Zero coupon bond. Rate disclosed is calculated yield to maturity as of the date of this report.
(d)	Security is in default and missed all or a portion of its last payment of interest as of the date of this report.
*	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
A Message to Our Shareholders
June 30, 2023

Dear Shareholder:

During the 12-month period ended June 30, 2023, the Brown Advisory Tax-Exempt Bond Fund Investor Shares (the “Fund”) increased 3.54% in value. During the same period, the Bloomberg 1-10 Year Blended Municipal Bond Index, the Fund’s benchmark, increased 2.22%.

After a tumultuous start in 2022, the municipal bond market began to find its footing in the autumn of last year. Broad interest rates showed early signs of stabilization after reaching 2022 peak levels in October, helped by modest improvements in inflation data, and a downshift in the size of Fed rate hikes. Market volatility persisted into the first half of 2023, but as inflation continued to moderate, broad interest rates began to settle into a trading range. The tone of the municipal bond market improved dramatically and contributed to municipals outperforming most other U.S. investment-grade fixed income sectors over the 12-month period. We believe the performance has been driven by increased investor demand, the majority of which has been focused down the curve, as investors have been reluctant to take on duration risk given the continued monetary policy and macroeconomic uncertainty.

This segmentation in maturity demand for municipals has impacted the shape of the muni yield curve, with short and intermediate high-grade yields remaining low, and ultra-short and longer-maturity yields holding at more elevated levels. We believe retail investors remain somewhat gun-shy after last year’s very tough market environment for bonds, particularly when short-term T-Bills are yielding 5.25% or more. Looking at the aggregate level of household balance sheets as reported in the Fed Flow of Funds report, we can see that households have built up very large cash balances and U.S. Treasury positions, while also reducing their aggregate ownership of municipal bonds. At the same time, many state and local government maximum income tax rates have moved higher, with some states opting to add new “millionaire’s brackets”, making tax-exempt municipal income very compelling for these high taxpayers. We believe these shifts could indicate a large amount of dry powder that could return to municipal bonds once macroeconomic factors become less pronounced and interest rate volatility declines. These conditions could also provide a meaningful tailwind for municipal bonds as capital begins to flow back into the asset class.

Within the Fund, yield curve positioning and individual security selection drove much of the relative outperformance during the period. We have kept overall portfolio duration slightly elevated relative to our benchmark while maintaining a barbell, with overweight positions in both floating-rate and 10-year and slightly longer duration bonds, which have recently been higher yielding. We added to our ultra-short duration position overweight during the period as the Fed continued to hike rates and yield curves continued to invert. We believe this ultra-short duration overweight will help provide capital preservation during periods of interest rate volatility, while also currently providing higher yields compared to the tight valuations in some intermediate maturity bonds.

Within credit we have been very focused on late-cycle dynamics, by being opportunistic regarding relatively tight credit spreads and reducing credit risk in spread sectors that could underperform if economic growth deteriorates. The typical forms of revenue (sales, income, and property taxes) for government issuers have been robust, including providing some cushion for inflation concerns, and there has been an incredible amount of federal fiscal stimulus to municipal borrowers. However, we are cognizant of the fact that further credit improvement will likely be difficult in any potential slowdown given a backdrop of lower economic activity, abating wage pressures, and stressed property valuations. Therefore, we are being more selective at this point in the cycle, preferring issuers that have a more robust financial footing.

Given the speed and magnitude of the tightening of monetary policy since the Fed most recently started raising rates, we are watchful for unforeseen risks that may yet surprise the market this year. As we progress deeper into this economic cycle, macroeconomic uncertainty will likely continue to remain at the front of investors’ minds, which may keep market volatility at elevated levels broadly across assets. Yet, we believe the worst of the persistent negative sentiment within municipals is behind us, and that the asset class now appears poised to serve more of its traditional roles such as providing diversification, capital preservation, and tax-efficient income.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Joshua R. Perry, CFA, CAIA, FRM
Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
A Message to Our Shareholders
June 30, 2023

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer- term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Performance Information & Portfolio Holdings Summary
June 30, 2023

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based municipal bond index. The Bloomberg 1-10 Year Blended Municipal Bond Index (“Index”) is a market index of high quality, domestic fixed income securities with maturities of less than 10 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

Revenue Bonds	84.8%
General Obligation Bonds	13.3%
Money Market Funds	1.2%
Other Assets and Liabilities	0.7%
100.0%

Average Annual Total Return	One Year	Five Year	Ten Year
Institutional Shares[1]	3.59%	1.80%	2.23%
Investor Shares	3.54%	1.75%	2.18%
Bloomberg 1-10 Year Blended Municipal Bond Index	2.22%	1.65%	1.98%

	Institutional Shares	Investor Shares
Gross Expense Ratio[2]	0.42%	0.47%
Net Expense Ratio[2]	0.42%	0.47%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/tax-exempt-bond-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Short-term  performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.  Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to its inception date of July 2, 2018, is based on the performance of Investor Shares, and adjusted for the lower expenses applicable to Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2022. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
June 30, 2023

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 98.1%

General Obligation Bonds — 13.3%
9,000,000	Chicago Illinois Park District	5.00%	01/01/2044	9,458,987
5,000,000	Comal Texas Independent School District	2.50%	02/01/2038	4,078,924
3,365,000	Des Moines, City of Iowa	1.75%	06/01/2038	2,399,599
4,545,000	Des Moines, City of Iowa	2.00%	06/01/2038	3,365,883
7,875,000	Douglas County Omaha Nebraska School District	1.88%	12/15/2038	5,650,755
6,475,000	Fort Worth, City of Texas	2.00%	03/01/2038	4,812,228
4,740,000	Frisco, City of Texas	2.00%	02/15/2038	3,514,415
1,675,000	Frisco, City of Texas	2.00%	02/15/2038	1,241,908
6,580,000	Hempstead, Town of New York	2.13%	06/15/2037	5,228,206
6,720,000	Hempstead, Town of New York	2.13%	06/15/2038	5,212,594
2,830,000	Henderson, City of Nevada	2.00%	06/01/2038	2,073,527
1,585,000	Henderson, City of Nevada	2.00%	06/01/2039	1,136,459
3,470,000	Illinois, State of	5.00%	11/01/2024	3,531,692
4,050,000	Illinois, State of	5.00%	12/01/2025	4,187,812
1,700,000	Illinois, State of	4.00%	10/01/2033	1,736,920
8,980,000	Illinois, State of	5.00%	05/01/2039	9,019,731
1,270,000	Lewiston, City of Maine	1.75%	02/15/2038	885,650
1,270,000	Lewiston, City of Maine	1.75%	02/15/2039	861,290
5,810,000	Madison Wisconsin Metropolitan School District	1.88%	03/01/2038	4,219,802
830,000	Massachusetts, Commonwealth of (3 Month LIBOR USD + 0.57%)	4.12%	05/01/2037	829,800
5,005,000	New York, City of New York	4.00%	08/01/2038	5,065,829
2,000,000	New York, City of New York	4.00%	08/01/2038	2,031,192
10,000,000	New York, City of New York#	4.21%	04/01/2042	10,000,000
3,543,800	Puerto Rico, Commonwealth of	5.25%	07/01/2023	3,543,800
5,870,000	Rutherford, County of Tennessee	1.88%	04/01/2039	4,166,525
4,455,000	Somerville, City of Massachusetts	2.00%	10/15/2038	3,308,757
1,645,000	Suffolk, City of Virginia	1.88%	02/01/2038	1,207,067
1,385,000	Suffolk, City of Virginia	1.88%	02/01/2040	972,029
1,525,000	Willis Texas Independent School District	2.00%	02/15/2038	1,123,385
1,500,000	Willis Texas Independent School District	2.00%	02/15/2039	1,077,353
				105,942,119
Revenue Bonds — 84.8%
5,310,000	American Municipal Power, Inc.	4.00%	02/15/2037	5,294,343
5,940,000	American Municipal Power, Inc.	4.00%	02/15/2038	5,856,890
4,200,000	Austin, Texas	7.88%	09/01/2026	4,213,195
6,295,000	Bartow County Georgia Development Authority#	3.95%	12/01/2032	6,287,759
17,000,000	Black Belt Energy Gas District#	4.00%	12/01/2048	16,995,084
11,685,000	Black Belt Energy Gas District (SIFMA Municipal Swap Index + 0.62%)	4.63%	12/01/2048	11,670,030
24,000,000	Black Belt Energy Gas District (SIFMA Municipal Swap Index + 0.35%)	4.36%	10/01/2052	23,343,017
7,670,000	Black Belt Energy Gas District#	5.25%	01/01/2054	8,099,115
10,325,000	Buckeye Ohio Tobacco Settlement Financing Authority	4.00%	06/01/2037	10,326,886
5,000,000	California Community Choice Financing Authority (SIFMA Municipal Swap Index + 0.45%)	4.46%	02/01/2052	4,718,139
10,000,000	California Earthquake Authority	5.60%	07/01/2027	10,003,681
1,050,000	California Infrastructure & Economic Development Bank (SIFMA Municipal Swap Index + 0.35%)	4.36%	08/01/2047	1,038,142
12,000,000	California Infrastructure & Economic Development Bank#^	3.65%	01/01/2050	11,949,904
7,150,000	Central Plains Energy Project#	5.00%	03/01/2050	7,179,936
3,200,000	Chicago Illinois Board of Education Dedicated Capital Improvement Tax	5.25%	04/01/2036	3,515,970
3,700,000	Chicago Illinois Board of Education Dedicated Capital Improvement Tax	5.25%	04/01/2037	4,025,767
3,250,000	Chicago Illinois Board of Education Dedicated Capital Improvement Tax	5.25%	04/01/2040	3,473,748
3,000,000	Chicago Illinois Midway International Airport	5.00%	01/01/2035	3,002,359
4,095,000	Chicago Illinois Waterworks Revenue	5.00%	11/01/2044	4,128,755
7,715,000	Colorado Health Facilities Authority	5.00%	12/01/2035	7,771,380
3,000,000	Delaware Valley Pennsylvania Regional Finance Authority (SIFMA Municipal Swap Index + 0.40%)	4.41%	03/01/2057	2,961,744
7,680,000	Du Page, County of Illinois	3.00%	05/15/2047	5,579,359
20,000,000	Farmington, City of New Mexico	1.80%	04/01/2029	17,215,264
11,875,000	Gainesville Florida Utilities System Revenue#	3.65%	10/01/2042	11,875,000
5,000,000	Grand Forks, County of North Dakota^(d)~	6.63%	12/15/2031	2,500,000

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
June 30, 2023

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 98.1% (Continued)

Revenue Bonds — 84.8% (Continued)
2,500,000	Grand Forks, County of North Dakota^(d)~	9.00%	06/15/2044	1,250,000
4,050,000	Harris County Texas Sports Authority+	4.50%	11/15/2034	2,359,648
1,000,000	Henrico County Virginia Economic Development Authority#	9.10%	08/23/2027	1,000,000
10,335,000	Illinois Sales Tax Revenue	3.00%	06/15/2031	9,784,215
3,000,000	Illinois State Toll Highway Authority	5.00%	01/01/2031	3,003,756
4,150,000	Illinois State Toll Highway Authority	5.00%	01/01/2038	4,169,531
4,891,008	Industrial Development Authority of the City of St. Louis Missouri	2.22%	12/01/2038	3,742,388
1,585,000	Kentucky Public Energy Authority#	4.00%	12/01/2049	1,577,582
4,100,000	Kentucky Public Energy Authority (1 Month LIBOR USD + 1.30%)	4.76%	12/01/2049	4,091,953
3,000,000	Lancaster County Pennsylvania Hospital Authority	5.00%	07/01/2035	2,887,388
2,280,000	Las Vegas Nevada Redevelopment Agency	5.00%	06/15/2028	2,359,719
9,800,000	Lehigh County Pennsylvania (SIFMA Municipal Swap Index + 1.10%)	4.40%	08/15/2038	9,683,365
7,950,000	Los Angeles California Department of Airports	4.00%	05/15/2042	7,838,377
5,000,000	Louisville/Jefferson County Kentucky Metropolitan Government	5.75%	10/01/2042	5,013,428
17,720,000	Love Field Texas Airport Modernization Corp.	4.00%	11/01/2036	17,611,313
17,000,000	Main Street Natural Gas, Inc. (1 Month LIBOR USD + 0.83%)	4.29%	08/01/2048	16,989,820
5,000,000	Main Street Natural Gas, Inc. (SIFMA Municipal Swap Index + 0.57%)	4.58%	08/01/2048	4,994,556
5,290,000	Maricopa County Arizona Industrial Development Authority (SIFMA Municipal Swap Index + 0.57%)	4.58%	01/01/2035	5,274,812
5,000,000	Maryland Community Development Administration	2.41%	07/01/2043	3,734,028
3,000,000	Maryland Economic Development Corp.	4.38%	07/01/2036	2,871,567
3,055,000	Massachusetts Housing Finance Agency	4.00%	12/01/2033	3,045,790
1,495,000	Metropolitan Pier & Exposition Authority+	2.42%	12/15/2033	990,836
5,000,000	Metropolitan Pier & Exposition Authority+	5.66%	06/15/2036	2,900,332
10,165,000	Metropolitan Pier & Exposition Authority+	4.26%	06/15/2037	5,556,139
20,365,000	Metropolitan Pier & Exposition Authority+	5.07%	12/15/2037	10,834,276
1,705,000	Metropolitan Transportation Authority+	3.19%	11/15/2029	1,346,454
5,050,000	Metropolitan Transportation Authority	5.00%	11/15/2032	5,106,977
6,000,000	Metropolitan Transportation Authority+	3.59%	11/15/2033	3,950,919
17,590,000	Metropolitan Transportation Authority	5.00%	11/15/2038	17,591,333
15,000,000	Metropolitan Transportation Authority	5.00%	11/15/2038	15,005,657
5,000,000	Metropolitan Transportation Authority	5.00%	11/15/2038	5,001,886
5,835,000	Metropolitan Transportation Authority	5.00%	11/15/2038	5,835,442
5,000,000	Metropolitan Transportation Authority	5.25%	11/15/2044	5,022,640
10,000,000	Miami-Dade County Florida Aviation Revenue	5.00%	10/01/2024	10,013,224
3,595,000	Miami-Dade County Florida Aviation Revenue	5.00%	10/01/2036	3,610,194
6,055,000	Miami-Dade County Florida Expressway Authority (1 Month LIBOR USD + 1.05%)	6.22%	07/01/2026	6,060,344
5,260,000	Miami-Dade County Florida Expressway Authority (1 Month LIBOR USD + 1.05%)	6.22%	07/01/2029	5,272,168
8,260,000	Miami-Dade County Florida Expressway Authority (1 Month LIBOR USD + 1.05%)	6.22%	07/01/2032	8,286,111
2,500,000	Mobile Alabama Industrial Development Board#	3.78%	06/01/2034	2,500,000
1,080,000	New Hope Texas Cultural Education Facilities Finance Corp.(d)	5.00%	07/01/2031	486,000
1,750,000	New Hope Texas Cultural Education Facilities Finance Corp.(d)	5.25%	07/01/2036	787,500
4,000,000	New Hope Texas Cultural Education Facilities Finance Corp.	5.00%	07/01/2046	2,000,000
250,000	New Hope Texas Cultural Education Facilities Finance Corp.(d)	5.50%	07/01/2046	112,500
2,000,000	New Hope Texas Cultural Education Facilities Finance Corp.(d)	5.75%	07/01/2051	900,000
12,745,000	New Jersey Economic Development Authority	7.43%	02/15/2029	13,702,917
11,000,000	New Jersey Transportation Trust Fund Authority	5.75%	12/15/2028	11,112,221
1,000,000	New Jersey Transportation Trust Fund Authority+	2.21%	12/15/2035	613,276
10,050,000	New Jersey Transportation Trust Fund Authority+	4.23%	12/15/2037	5,515,584
5,000,000	New Jersey Transportation Trust Fund Authority+	5.15%	12/15/2038	2,616,954
21,355,000	New Jersey Transportation Trust Fund Authority+	4.62%	12/15/2039	10,615,077
13,565,000	New Mexico Municipal Energy Acquisition Authority#	5.00%	11/01/2039	13,856,365
2,000,000	New York Convention Center Development Corp.+	3.94%	11/15/2032	1,407,908
8,730,000	New York Convention Center Development Corp.+	4.30%	11/15/2035	5,319,936
5,750,000	New York Convention Center Development Corp.+	3.84%	11/15/2037	3,107,479
6,700,000	New York Liberty Development Corp.	3.00%	09/15/2043	5,418,382
8,970,000	New York State Dormitory Authority	4.00%	03/15/2039	9,030,958
1,745,000	New York State Mortgage Agency	4.70%	04/01/2036	1,739,044

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Bond Fund
Schedule of Investments
June 30, 2023

Shares/
Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 98.1% (Continued)

Revenue Bonds — 84.8% (Continued)
5,500,000	New York Transportation Development Corp.	5.00%	07/01/2041	5,500,270
3,375,000	Newport News Virginia Economic Development Authority	5.00%	12/01/2031	3,410,626
1,760,000	Niagara County New York Tobacco Asset Securitization Corp.	5.00%	05/15/2024	1,771,250
2,000,000	North Carolina Medical Care Commission	5.00%	10/01/2031	1,962,814
1,000,000	Park Creek Colorado Metropolitan District	5.00%	12/01/2034	1,022,852
10,000,000	Patriots Energy Group Financing Agency (1 Month LIBOR USD + 0.86%)	4.32%	10/01/2048	9,993,935
16,249,000	Puerto Rico Sales Tax Financing Corp Sales Tax Revenue+	5.82%	07/01/2031	11,612,252
6,234,000	Puerto Rico Sales Tax Financing Corp Sales Tax Revenue+	4.50%	07/01/2033	4,059,814
3,675,000	San Diego California Tobacco Settlement Revenue Funding Corp.	4.00%	06/01/2032	3,628,805
1,100,000	Tampa, City of Florida+	4.66%	09/01/2039	518,819
1,280,000	Tampa, City of Florida+	4.75%	09/01/2041	539,657
1,850,000	Tampa, City of Florida+	3.75%	09/01/2045	624,566
3,045,000	Terrebonne Parish Louisiana+	3.16%	04/01/2036	1,869,754
15,115,000	Texas Municipal Gas Acquisition & Supply Corp II (3 Month LIBOR USD + 0.87%)	4.59%	09/15/2027	15,122,450
7,870,000	Texas Municipal Gas Acquisition & Supply Corp II (SIFMA Municipal Swap Index + 0.55%)	3.85%	09/15/2027	7,775,349
15,345,000	Texas Municipal Gas Acquisition & Supply Corp II (3 Month LIBOR USD + 0.69%)	4.35%	09/15/2027	15,269,128
1,630,000	Texas Municipal Power Agency	3.00%	09/01/2035	1,488,453
460,000	Tobacco Settlement Authority	5.25%	06/01/2032	457,715
4,505,000	Tobacco Settlement Finance Authority	2.55%	06/01/2029	3,848,725
23,310,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2035	23,664,256
5,000,000	Tobacco Settlement Financing Corp.	5.25%	06/01/2046	5,192,183
7,960,000	TSASC, Inc.	5.00%	06/01/2030	8,327,699
1,070,000	TSASC, Inc.	5.00%	06/01/2031	1,117,697
5,661,923	Utah Housing Corp.	3.00%	01/21/2052	4,902,042
9,518,413	Utah Housing Corp.	4.50%	06/21/2052	9,328,780
4,955,642	Utah Housing Corp.	5.00%	10/21/2052	4,942,484
11,840,226	Vermont Student Assistance Corp. (1 Month LIBOR USD + 1.00%)	5.85%	06/02/2042	11,865,032
1,230,000	Virginia Small Business Financing Authority	4.00%	12/01/2036	1,130,064
2,540,000	Washington Health Care Facilities Authority	5.00%	10/01/2033	2,540,630
1,610,000	Wisconsin Health & Educational Facilities Authority	5.00%	05/01/2027	1,625,232
				674,649,069
Total Municipal Bonds (Cost $789,132,197)				780,591,188

Short-Term Investments — 1.2%

Money Market Funds — 1.2%
9,788,932	First American Government Obligations Fund — Class Z, 4.97%*			9,788,932
Total Short-Term Investments (Cost $9,788,932)				9,788,932
Total Investments — 99.3% (Cost $798,921,129)				790,380,120
Other Assets in Excess of Liabilities — 0.7%				5,660,921
NET ASSETS — 100.0%				$796,041,041

+	Zero coupon bond. Rate disclosed is calculated yield to maturity as of the date of this report.
#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Security is in default and missed all or a portion of its last payment of interest as of the date of this report.
~	Non-income producing
*	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
A Message to Our Shareholders
June 30, 2023

Dear Shareholder:

During the 12-month period ended June 30, 2023, the Brown Advisory Tax-Exempt Sustainable Bond Fund Investor Shares (the “Fund”) increased 2.39% in value. During the same period, the Bloomberg 1-10 year Blended Municipal Bond Index, the Fund’s benchmark, increased 2.22%.

After a tumultuous start in 2022, the municipal bond market began to find its footing in the autumn of last year. Broad interest rates showed early signs of stabilization after reaching 2022 peak levels in October, helped by modest improvements in inflation data, and a downshift in the size of Fed rate hikes. Market volatility persisted into the first half of 2023, but as inflation continued to moderate, broad interest rates began to settle into a trading range. The tone of the municipal bond market improved dramatically and contributed to municipals outperforming most other U.S. investment-grade fixed income sectors over the 12-month period. We believe the performance has been driven by increased investor demand, the majority of which has been focused down the curve, as investors have been reluctant to take on duration risk given the continued monetary policy and macroeconomic uncertainty.

This segmentation in maturity demand for municipals has impacted the shape of the muni yield curve, with short and intermediate high-grade yields remaining low, and ultra-short and longer-maturity yields holding at more elevated levels. We believe retail investors remain somewhat gun-shy after last year’s very tough market environment for bonds, particularly when short-term T-Bills are yielding 5.25% or more. Looking at the aggregate level of household balance sheets as reported in the Fed Flow of Funds report, we can see that households have built up very large cash balances and U.S. Treasury positions, while also reducing their aggregate ownership of municipal bonds. At the same time, many state and local government maximum income tax rates have moved higher, with some states opting to add new “millionaire’s brackets”, making tax-exempt municipal income very compelling for these high taxpayers. We believe these shifts could indicate a large amount of dry powder that could return to municipal bonds once macroeconomic factors become less pronounced and interest rate volatility declines. These conditions could also provide a meaningful tailwind for municipal bonds as capital begins to flow back into the asset class.

Within the Fund, yield curve positioning and individual security selection drove much of the relative outperformance during the period. We have kept overall portfolio duration slightly elevated relative to our benchmark while maintaining a barbell, with overweight positions in both floating-rate and 10-year and slightly longer duration bonds, which have recently been higher yielding. We added to our ultra-short duration position overweight during the period as the Fed continued to hike rates and yield curves continued to invert. We believe this ultra-short duration overweight will help provide capital preservation during periods of interest rate volatility, while also currently providing higher yields compared to the tight valuations in some intermediate maturity bonds.

Within credit we have been very focused on late-cycle dynamics, by being opportunistic regarding relatively tight credit spreads and reducing credit risk in spread sectors that could underperform if economic growth deteriorates. The typical forms of revenue (sales, income, and property taxes) for government issuers have been robust, including providing some cushion for inflation concerns, and there has been an incredible amount of federal fiscal stimulus to municipal borrowers. However, we are cognizant of the fact that further credit improvement will be difficult in any potential slowdown given a backdrop of lower economic activity, abating wage pressures, and stressed property valuations. Therefore, we are being more selective at this point in the cycle, preferring issuers that have a more robust financial footing.

Given the speed and magnitude of the tightening of monetary policy since the Fed most recently started raising rates, we are watchful for unforeseen risks that may yet surprise the market this year. As we progress deeper into this economic cycle, macroeconomic uncertainty will likely continue to remain at the front of investors’ minds, which may keep market volatility at elevated levels broadly across assets. Yet, we believe the worst of the persistent negative sentiment within municipals is behind us, and that the asset class now appears poised to serve more of its traditional roles such as providing diversification, capital preservation, and tax-efficient income.

From a sustainability perspective, high interest rates and inflation did not temper demand in the sustainable debt markets during the first half of this year, when green bonds set a new half-year issuance record ($382bn), with an increase in municipal issuance year over year. Social and sustainability bond issuance also grew from the prior year, while the market saw a continued decline in sustainability-linked bonds and loans, following a similar trend in recent quarters as investor confidence in those structures continues to decline.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
A Message to Our Shareholders
June 30, 2023

While we do not invest solely in labeled bonds, they often give us the ability to target specific impact opportunities and timely sustainability issues. With evolving regulatory landscapes and rapidly increasing sustainability challenges, we expect issuance to continue on this growth trajectory.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Amy N. Hauter, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer- term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors. The Adviser utilizes ESG analysis in connection with the Fund’s investments in fixed-income securities. ESG factors are considered systematically and comprehensively through leveraging a repeatable process that strives to minimize risk and capture opportunity.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Because the Fund’s ESG criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to the funds that do not use these criteria.

Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
Performance Information & Portfolio Holdings Summary
June 30, 2023

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against the broad-based municipal bond index. The Bloomberg 1-10 Year Blended Municipal Bond Index (“Index”) is a market index of high quality, domestic fixed income securities with maturities of less than 10 years. The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

Revenue Bonds	84.7%
General Obligation Bonds	13.8%
Money Market Funds	0.7%
Other Assets and Liabilities	0.8%
100.0%

		Since Inception
Average Annual Total Return	One Year	(12/2/19)
Investor Shares	2.39%	-0.71%
Bloomberg 1-10 Year Blended Municipal Bond Index	2.22%	0.43%

Investor Shares
Gross Expense Ratio[1]	0.49%
Net Expense Ratio[1]	0.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/tax-exempt-sustainable-bond-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.  Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2022. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
Schedule of Investments
June 30, 2023

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 98.5%

General Obligation Bonds — 13.8%
1,805,000	Bondurant-Farrar Iowa Community School District	2.00%	06/01/2038	1,308,514
2,555,000	Bondurant-Farrar Iowa Community School District	2.00%	06/01/2039	1,816,749
1,035,000	Calumet, County of Wisconsin	1.75%	12/01/2037	732,621
1,320,000	Calumet, County of Wisconsin	1.88%	12/01/2038	932,535
2,650,000	Calumet, County of Wisconsin	1.88%	12/01/2039	1,814,704
3,195,000	Cartersville, City of Georgia	2.00%	10/01/2039	2,323,047
2,425,000	Chicago Illinois Park District	4.00%	01/01/2034	2,445,788
2,930,000	Chicago Illinois Park District	4.00%	01/01/2036	2,942,747
3,845,000	Fairfield, City of California+	4.32%	04/01/2038	2,083,162
4,950,000	Illinois, State of	5.00%	02/01/2039	4,965,614
1,000,000	Westosha Wisconsin Central High School District	2.00%	03/01/2038	738,721
1,500,000	Westosha Wisconsin Central High School District	2.00%	03/01/2039	1,085,521
10,000,000	Wisconsin, State of (SIFMA Municipal Swap Index + 0.42%)	4.43%	05/01/2025	9,976,648
4,585,000	York County South Carolina Fort Mill School District No. 4	1.88%	03/01/2037	3,437,771
4,675,000	York County South Carolina Fort Mill School District No. 4	1.88%	03/01/2038	3,395,532
				39,999,674
Revenue Bonds — 84.7%
5,410,000	Alabama Housing Finance Authority#	5.00%	09/01/2024	5,441,559
890,000	Alaska Housing Finance Corp.	4.60%	12/01/2042	892,716
1,750,000	Allegheny County Pennsylvania Hospital Development Authority
	(SIFMA Municipal Swap Index + 0.58%)	4.59%	11/15/2026	1,711,379
1,000,000	American Municipal Power, Inc.	5.00%	02/15/2036	1,077,393
1,200,000	Arizona Industrial Development Authority	4.00%	07/01/2041	1,071,300
2,250,000	Austin, Texas	7.88%	09/01/2026	2,257,069
1,000,000	Baltimore County Maryland	4.00%	01/01/2039	929,192
1,525,000	Baltimore County Maryland	4.00%	01/01/2040	1,402,250
750,000	Buffalo New York Sewer Authority	4.00%	06/15/2051	705,367
5,000,000	California Community Choice Financing Authority (SIFMA Municipal Swap Index + 0.45%)	4.46%	02/01/2052	4,718,140
5,000,000	California Community Choice Financing Authority#	5.50%	05/01/2054	5,278,004
4,210,000	California Earthquake Authority	5.39%	07/01/2023	4,210,000
8,095,000	California Earthquake Authority	5.60%	07/01/2027	8,097,979
2,000,000	California Infrastructure & Economic Development Bank	4.00%	05/01/2046	1,918,153
4,360,000	California Infrastructure & Economic Development Bank (SIFMA Municipal Swap Index + 0.35%)	4.36%	08/01/2047	4,310,763
8,000,000	California Infrastructure & Economic Development Bank#^	3.65%	01/01/2050	7,966,602
1,170,000	California Municipal Finance Authority^	5.00%	11/01/2029	1,203,157
1,575,000	California Municipal Finance Authority^	5.00%	11/01/2049	1,481,327
1,180,000	California School Finance Authority^	5.00%	07/01/2037	1,211,965
1,500,000	Colorado Health Facilities Authority	4.00%	12/01/2040	1,291,215
3,000,000	Dallas Fort Worth Texas International Airport	5.00%	11/01/2034	3,496,490
2,500,000	District of Columbia Housing Finance Agency#	5.00%	12/01/2026	2,562,324
7,935,000	Douglas, County of Nebraska (SIFMA Municipal Swap Index + 0.53%)	4.54%	07/01/2035	7,813,211
7,495,000	Du Page, County of Illinois	3.00%	05/15/2047	5,444,961
2,722,000	Fairfax County Virginia Redevelopment & Housing Authority#	5.00%	01/01/2025	2,725,652
2,000,000	Florida Development Finance Corp.	4.00%	11/15/2035	2,005,942
2,500,000	Grand Forks, County of North Dakota^(d)~	7.00%	12/15/2043	1,250,000
2,500,000	Grand Forks, County of North Dakota^(d)~	9.00%	06/15/2044	1,250,000
2,700,000	Illinois Housing Development Authority	4.85%	10/01/2042	2,766,032
4,452,000	Indiana Housing & Community Development Authority#	5.00%	10/01/2026	4,530,313
2,445,504	Industrial Development Authority of the City of St. Louis Missouri	2.22%	12/01/2038	1,871,194
9,000,000	Lakeland Florida Hospital System	5.00%	11/15/2045	9,033,295
2,380,000	Lancaster County Pennsylvania Hospital Authority	5.00%	08/15/2042	2,446,253
2,000,000	Los Angeles California Department of Airports	5.00%	05/15/2038	2,175,808
7,020,000	Louisville/Jefferson County Kentucky Metropolitan Government	5.75%	10/01/2042	7,038,853
2,500,000	Maryland Community Development Administration	2.41%	07/01/2043	1,867,014
1,275,000	Maryland Economic Development Corp.	4.00%	07/01/2040	1,223,272
10,000,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2038	10,008,689

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Tax-Exempt Sustainable Bond Fund
Schedule of Investments
June 30, 2023

Par Value	Security Description	Rate	Maturity	Value $
Municipal Bonds — 98.5% (Continued)

Revenue Bonds — 84.7% (Continued)
6,000,000	Memphis Tennessee Health Educational and Housing Facility Board#	5.00%	07/01/2027	6,168,976
135,000	Metropolitan Pier & Exposition Authority+	2.31%	12/15/2031	97,187
270,000	Metropolitan Pier & Exposition Authority+	2.87%	06/15/2034	175,007
175,000	Metropolitan Pier & Exposition Authority+	2.96%	06/15/2037	95,654
1,175,000	Metropolitan Pier & Exposition Authority+	3.58%	12/15/2038	594,869
3,300,000	Metropolitan Pier & Exposition Authority+	5.09%	06/15/2046	1,109,128
375,000	Metropolitan Pier & Exposition Authority+	3.44%	12/15/2051	94,336
590,000	Metropolitan Pier & Exposition Authority+	3.60%	12/15/2052	140,781
12,500,000	Metropolitan Transportation Authority (SIFMA Municipal Swap Index + 0.43%)	4.44%	11/01/2031	12,290,949
5,000,000	Metropolitan Transportation Authority	5.00%	11/15/2033	5,001,613
5,000,000	Metropolitan Transportation Authority	5.00%	11/15/2038	5,001,886
1,250,000	Metropolitan Transportation Authority	5.00%	11/15/2038	1,334,351
1,870,000	Metropolitan Transportation Authority	5.00%	11/15/2042	1,869,931
4,455,000	Miami Beach Florida Health Facilities	5.00%	11/15/2039	4,481,726
1,000,000	Montana Board of Housing	4.90%	12/01/2042	1,022,603
2,500,000	Nebraska Investment Finance Authority	4.35%	09/01/2043	2,463,472
2,775,000	Nevada Housing Division#	5.00%	12/01/2025	2,812,154
1,800,000	New Hampshire Housing Finance Authority	4.65%	07/01/2047	1,812,656
2,075,000	New Hope Texas Cultural Education Facilities Finance Corp.(d)	5.50%	07/01/2046	933,750
6,910,000	New Jersey Economic Development Authority (SIFMA Municipal Swap Index + 1.25%)	5.26%	09/01/2025	6,918,346
1,000,000	New Jersey Economic Development Authority	3.47%	06/15/2027	940,802
2,665,000	New Jersey Economic Development Authority	4.00%	06/15/2036	2,698,907
1,765,000	New Jersey Housing & Mortgage Finance Agency	1.60%	10/01/2026	1,640,592
1,985,000	New York City Housing Development Corp.	2.60%	11/01/2034	1,732,987
4,500,000	New York City Housing Development Corp.#	4.00%	05/01/2062	4,500,000
6,340,000	New York Liberty Development Corp.	3.00%	09/15/2043	5,127,245
4,660,000	New York Liberty Development Corp.	3.13%	09/15/2050	3,628,009
1,950,000	New York State Housing Finance Agency	1.60%	11/01/2024	1,891,409
1,321,608	New York State Housing Finance Agency	1.65%	05/15/2039	934,292
2,285,000	North Dakota Housing Finance Agency	4.60%	07/01/2043	2,305,050
1,500,000	Portland Maine General Airport Revenue	4.00%	01/01/2038	1,474,680
6,220,000	San Francisco California Airport Commission-San Francisco International Airport	5.00%	05/01/2038	6,749,094
7,000,000	Seattle Washington Municipal Light & Power (SIFMA Municipal Swap Index + 0.49%)	4.50%	11/01/2046	7,000,999
10,000,000	Tampa Bay Florida Water	5.00%	10/01/2038	10,029,510
1,957,000	Utah Housing Corp.#	5.00%	08/01/2025	1,979,969
1,887,308	Utah Housing Corp.	3.00%	01/21/2052	1,634,014
4,759,481	Utah Housing Corp.	4.50%	06/21/2052	4,664,659
2,477,821	Utah Housing Corp.	5.00%	10/21/2052	2,471,242
2,250,000	Virginia Small Business Financing Authority	4.00%	01/01/2036	2,186,701
				244,694,369
Total Municipal Bonds (Cost $295,696,492)				284,694,043

Short-Term Investments — 0.7%

Money Market Funds — 0.7%
1,959,564	First American Government Obligations Fund — Class Z, 4.97%*			1,959,564
Total Short-Term Investments (Cost $1,959,564)				1,959,564
Total Investments — 99.2% (Cost $297,656,056)				286,653,607
Other Assets in Excess of Liabilities — 0.8%				2,339,062
NET ASSETS — 100.0%				$288,992,669

+	Zero coupon bond. Rate disclosed is calculated yield to maturity as of the date of this report.
#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Security is in default and missed all or a portion of its last payment of interest as of the date of this report.
~	Non-income producing
*	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
A Message to Our Shareholders
June 30, 2023

Dear Shareholder:

During the 12-month period ended June 30, 2023, the Brown Advisory Mortgage Securities Fund Investor Shares (the “Fund”) decreased 2.11% in value. During the same period, the Bloomberg Mortgage Backed Securities Index, the Fund’s benchmark, decreased 1.52%.

The Fund aims to generate performance primarily through strong current income generation from high quality mortgage-related securities selected to have favorable relative valuations and principal repayment characteristics. This is supplemented by select securitized credit positions in mortgage and asset backed securities. We believe this combination can deliver attractive income generation with relatively low correlation to equity and corporate credit.

With the Fed more than a year into an aggressive interest rate hiking cycle, inflation has moderated in recent quarters, with U.S. CPI dropping to 3.0% recently, down from more than 6% at the start of the year and 9% a year ago. However, mixed economic data, including more stubborn inflation from core CPI measures, strength in the employment and labor markets, and stronger than expected consumer spending has encouraged the Fed to continue raising rates, albeit with a softening tone. Furthermore, expensive housing continues to pressure consumers, particularly new homebuyers and those who were unable to benefit from the abnormally low mortgage rates of 2020 and 2021.

While interest rates entered the year with declining volatility and signs of stabilization, this changed by February as short-term rates rose to new interim heights, resulting in the most inverted yield curve in more than 40 years. Interest rate volatility, as measured by the Ice BofA MOVE Index, also peaked early in the year and reached its highest point since 2008 before easing in the second quarter. As a result, mortgage rates were also volatile over the period, and positive momentum from the end of 2022 dissipated by February with the average 30-year fixed mortgage rate closing the first half of the year just shy of its recent peak of 7.42% at 7.04%.

Under this volatile rate environment, mortgage sector performance was mixed. Security selection within MBS was a negative contributor over the first half of the year, primarily in January when strong investor demand and declining interest rate volatility leading into the year led to strong sector performance. Our conservative allocation to MBS and our exposure to less interest rate sensitive mortgage assets caused us to lag during this period. This was offset by positive performance for our positions in asset backed securities and commercial mortgage backed securities, which contributed positively despite volatility during the early spring. Finally, the severe flattening of the yield curve in the second quarter negatively impacted performance, while the resulting curve inversion additionally weakened the carry position of the Fund.

Despite an uncertain environment, we believe that mortgage investors will start to transition from macroeconomic to security-specific thinking, as policymakers reach an inflection point in the tightening cycle. Consumers continue to feel the pressure of inflation and a tightening borrowing environment, and regardless of whether inflation continues its normalizing trend, the impact of the past inflationary years will likely weigh on consumers for years to come. Costs are likely to remain high within the housing market, where tight supply shows no signs of easing as low locked-in mortgage rates discourage mobility. Offsetting these negative headwinds is a resilient labor market, potentially allowing consumers to weather this challenging environment, but also challenging progress in disinflation. We continue to believe the risk-reward favors conservative positioning, and we will continue to focus on short duration and high credit quality sectors. We have been adding recently to short securitized credit positions, which we believe provide attractive yield along with high credit quality, and we will continue to look for these opportunities.

Sincerely,

Garritt Conover, CFA, CAIA
Portfolio Manager

Chris Roof
Associate Portfolio Manager

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
A Message to Our Shareholders
June 30, 2023

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Performance Information & Portfolio Holdings Summary
June 30, 2023

GROWTH OF A $10,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based bond index.  The Bloomberg Mortgage Backed Securities Index (“Index”) is a market value-weighted index which covers the mortgage-backed securities component of the Bloomberg US Aggregate Bond Index. The Index is composed of agency mortgage-backed passthrough securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The Index includes reinvestment of income.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

Mortgage Backed Securities	87.4%
Money Market Funds	28.5%
Asset Backed Securities	7.5%
U.S. Treasury Notes	1.4%
Municipal Bonds	0.2%
Liabilities in Excess of Other Assets*	(25.0)%
100.0%

*  Includes unrealized appreciation (depreciation) on futures contracts.

			Since Inception
Average Annual Total Return	One Year	Five Year	(12/26/13)
Institutional Shares[1]	-2.06%	0.74%	1.36%
Investor Shares	-2.11%	0.71%	1.33%
Bloomberg Mortgage Backed Securities Index	-1.52%	0.03%	1.15%

	Institutional Shares	Investor Shares
Gross Expense Ratio[2]	0.44%	0.49%
Net Expense Ratio[2]	0.44%	0.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/mortgage-securities-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Institutional Shares, prior to its inception date of May 13, 2014, is based on the performance of the Investor Shares, and adjusted for the lower expenses applicable to the Institutional Shares.

[2]
Per the Fund’s prospectus dated October 31, 2022. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2023

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 87.4%
2,316,530	Angel Oak Mortgage Trust, Series 2022-1 A1^+	2.88%	12/25/2066	2,019,332
3,000,951	Bayview MSR Opportunity Master Fund Trust INV2, Series 2022-2 A1#^	3.00%	12/25/2051	2,533,785
34,830	FHLMC PC, Pool# N3-0530	5.50%	01/01/2029	34,772
47,014	FHLMC PC, Pool# C5-3878	5.50%	12/01/2030	47,267
104,410	FHLMC PC, Pool# C9-1366	4.50%	04/01/2031	102,654
49,055	FHLMC PC, Pool# C6-6421	6.50%	02/01/2032	50,518
157,126	FHLMC PC, Pool# N7-0078	5.50%	01/01/2033	154,327
39,618	FHLMC PC, Pool# A1-4256	5.50%	10/01/2033	39,790
119,014	FHLMC PC, Pool# G3-0932	4.50%	03/01/2034	117,015
378,296	FHLMC PC, Pool# C9-1826	3.00%	05/01/2035	353,486
18,928	FHLMC PC, Pool# 1J-0204 (12 Month LIBOR USD + 1.75%)	5.12%	05/01/2035	18,427
106,489	FHLMC PC, Pool# N7-0071	6.00%	06/01/2035	105,484
35,862	FHLMC PC, Pool# A4-6629	5.00%	08/01/2035	36,085
232,582	FHLMC PC, Pool# K9-3365	3.50%	11/01/2035	220,484
228,191	FHLMC PC, Pool# K9-3349	4.00%	11/01/2035	220,232
16,652	FHLMC PC, Pool# 1L-1263 (1 Year CMT Rate + 2.25%)	4.61%	03/01/2036	16,799
15,350	FHLMC PC, Pool# 1H-1348 (1 Year CMT Rate + 2.14%)	4.17%	10/01/2036	15,625
109,820	FHLMC PC, Pool# G2-0028	7.50%	12/01/2036	111,917
65,772	FHLMC PC, Pool# B3-1891	5.38%	01/01/2037	66,018
83,222	FHLMC PC, Pool# B3-1900	5.38%	02/01/2037	83,597
4,292	FHLMC PC, Pool# 84-7727 (12 Month LIBOR USD + 1.74%)	5.49%	02/01/2037	4,204
41,228	FHLMC PC, Pool# B3-1934	5.38%	04/01/2037	41,411
83,665	FHLMC PC, Pool# B3-1976	5.10%	05/01/2037	83,187
21,704	FHLMC PC, Pool# 1J-1681 (12 Month LIBOR USD + 1.98%)	5.73%	06/01/2037	21,565
48,508	FHLMC PC, Pool# U3-0653	5.13%	07/01/2037	48,630
61,024	FHLMC PC, Pool# U3-0606	5.10%	09/01/2037	60,681
199,325	FHLMC PC, Pool# U3-0681	5.10%	09/01/2037	198,793
43,655	FHLMC PC, Pool# 1G-2249 (12 Month LIBOR USD + 1.78%)	4.03%	10/01/2037	42,747
123,377	FHLMC PC, Pool# T3-0346	5.38%	10/01/2037	124,187
620,328	FHLMC PC, Pool# G3-1063	3.50%	11/01/2037	588,041
73,977	FHLMC PC, Pool# U3-0800	5.10%	11/01/2037	73,552
3,188,172	FHLMC PC, Pool# WA-3311	2.21%	04/01/2038	2,341,534
129,826	FHLMC PC, Pool# U3-1874	5.38%	04/01/2038	130,497
286,757	FHLMC PC, Pool# N7-0082	6.00%	07/01/2038	285,209
108,391	FHLMC PC, Pool# G0-4655	6.00%	08/01/2038	113,088
122,490	FHLMC PC, Pool# G0-4540	6.00%	08/01/2038	127,763
88,897	FHLMC PC, Pool# U3-2470	5.10%	11/01/2038	88,402
61,353	FHLMC PC, Pool# G0-8348	5.00%	06/01/2039	61,903
271,843	FHLMC PC, Pool# C0-3427	5.50%	10/01/2039	278,666
74,822	FHLMC PC, Pool# G0-8828	5.50%	04/01/2048	74,674
1,394,811	FHLMC PC, Pool# QC-5310	3.00%	08/01/2051	1,233,271
3,778,527	FHLMC PC, Pool# QD-5779	3.00%	01/01/2052	3,329,273
3,190,503	FHLMC PC, Pool# SD-0846	2.50%	02/01/2052	2,725,253
5,187,561	FHLMC PC, Pool# SD-8196	3.50%	02/01/2052	4,734,688
3,906,261	FHLMC PC, Pool# RA-6966	2.00%	03/01/2052	3,204,684
1,795,394	FHLMC PC, Pool# QD-7450	3.00%	03/01/2052	1,585,816
4,185,949	FHLMC PC, Pool# QD-7999	4.00%	03/01/2052	3,933,172
551,981	FHLMC PC, Pool# QE-0622	2.00%	04/01/2052	454,772
977,681	FHLMC PC, Pool# QE-0380	2.50%	04/01/2052	835,419
3,102,115	FHLMC PC, Pool# QD-9382	4.00%	04/01/2052	2,916,770
2,591,306	FHLMC PC, Pool# QD-9775	4.00%	04/01/2052	2,434,549
2,850,316	FHLMC PC, Pool# QE-0898	4.50%	04/01/2052	2,742,457
3,750,634	FHLMC PC, Pool# RA-7374	3.00%	05/01/2052	3,306,925
3,138,911	FHLMC PC, Pool# QE-2358	3.50%	05/01/2052	2,868,763
3,209,001	FHLMC PC, Pool# QE-3174	3.50%	06/01/2052	2,932,794
2,826,771	FHLMC PC, Pool# QF-0493	5.50%	09/01/2052	2,838,249
3,257,043	FHLMC PC, Pool# QF-0773	5.50%	09/01/2052	3,251,481

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2023

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 87.4% (Continued)
3,501,052	FHLMC PC, Pool# SD-1846	4.50%	10/01/2052	3,374,014
1,890	FHLMC REMIC, Series 1843 Z	7.00%	04/15/2026	1,888
42,695	FHLMC REMIC, Series 2517 Z	5.50%	10/15/2032	40,996
568,321	FHLMC REMIC, Series 2907 VZ	4.50%	05/15/2034	544,925
167,354	FHLMC REMIC, Series 2890 ZA	5.00%	11/15/2034	166,039
306,254	FHLMC REMIC, Series 3150 DZ	5.50%	05/15/2036	307,524
166,828	FHLMC REMIC, Series 3294 CB	5.50%	03/15/2037	169,588
138,291	FHLMC REMIC, Series 3830 NB	4.50%	02/15/2039	137,642
762,204	FHLMC REMIC, Series 4121 DH	2.00%	10/15/2042	557,500
418,568	FHLMC REMIC, Series 4872 AB	4.00%	08/15/2047	403,799
127,323	FHLMC REMIC, Series 4891 PA	3.50%	07/15/2048	121,058
687,817	FHLMC REMIC, Series 4888 AC	3.50%	01/15/2049	638,517
2,072,784	FHLMC REMIC, Series 5080 PB	1.25%	03/25/2050	1,549,136
2,690,149	FHLMC REMIC, Series 5083 UB	1.25%	03/25/2051	2,034,635
282,908	FHLMC SCRTT, Series 2017-1 M1#^	4.00%	01/25/2056	279,411
6,046,532	FHMS, Series K-035 X1#~	0.57%	08/25/2023	1,143
5,846,067	FHMS, Series K-040 X1#~	0.81%	09/25/2024	37,310
6,692,031	FHMS, Series Q-013 XPT1#~	1.66%	05/25/2025	136,556
5,567,171	FHMS, Series Q-013 XPT2#~	1.81%	05/25/2027	147,247
547,295	FHMS, Series Q-006 APT2#	2.76%	10/25/2028	516,927
361,347	FHMS, Series Q-004 A2H#	4.17%	01/25/2046	359,066
109,336	FHMS, Series Q-010 APT1#	4.90%	04/25/2046	108,654
787,014	FHMS, Series Q-004 A4H#	4.50%	08/25/2046	782,481
705,430	FHMS, Series Q-007 APT1#	5.02%	10/25/2047	702,213
777,938	FHS, Series 366 IO~	4.00%	08/01/2049	134,415
1,000,000	FNMA, Pool# AN9202	3.32%	05/01/2025	954,522
9,105	FNMA, Pool# 336422 (3 Year CMT Rate + 2.30%)	3.43%	10/01/2025	8,981
10,405	FNMA, Pool# 344903	5.50%	10/01/2025	10,364
33,275	FNMA, Pool# 356232	6.50%	01/01/2026	34,004
14,858	FNMA, Pool# 406521 (1 Year CMT Rate + 2.52%)	3.90%	05/01/2026	14,444
30,365	FNMA, Pool# 356329 (1 Year CMT Rate + 2.65%)	4.78%	01/01/2027	29,645
11,252	FNMA, Pool# 363850 (1 Year CMT Rate + 2.13%)	4.90%	04/01/2027	11,044
19,252	FNMA, Pool# 406380 (1 Year CMT Rate + 2.17%)	4.34%	11/01/2027	18,918
150,000	FNMA, Pool# AN8842	3.32%	04/01/2028	141,174
2,698,256	FNMA, Pool# BL0387	4.28%	05/01/2028	2,638,441
346,492	FNMA, Pool# 257203	5.00%	05/01/2028	344,074
767,318	FNMA, Pool# 958720	5.65%	10/01/2028	799,632
310,969	FNMA, Pool# 957502	3.98%	07/01/2029	309,803
27,056	FNMA, Pool# 520478 (1 Year CMT Rate + 2.10%)	4.23%	11/01/2029	26,495
59,745	FNMA, Pool# AL0898	5.00%	02/01/2031	59,766
1,127,094	FNMA, Pool# AI4717	4.50%	07/01/2031	1,113,905
27,735	FNMA, Pool# 656181 (1 Year CMT Rate + 2.16%)	4.35%	08/01/2031	26,962
2,150,000	FNMA, Pool# BL4313	2.31%	09/01/2031	1,822,816
29,102	FNMA, Pool# 723313 (1 Year CMT Rate + 2.54%)	4.54%	09/01/2031	28,736
788,025	FNMA, Pool# 470828	3.53%	03/01/2032	729,755
8,076	FNMA, Pool# 642122 (1 Year CMT Rate + 2.27%)	4.40%	03/01/2032	7,664
7,752	FNMA, Pool# 628837	6.50%	03/01/2032	7,922
12,657	FNMA, Pool# 640225 (1 Year CMT Rate + 2.27%)	4.40%	04/01/2032	12,080
31,907	FNMA, Pool# 662138 (1 Year CMT Rate + 2.30%)	4.30%	09/01/2032	31,505
24,731	FNMA, Pool# 668309 (1 Year CMT Rate + 2.02%)	4.02%	11/01/2032	24,340
24,377	FNMA, Pool# 696546 (6 Month LIBOR USD + 2.26%)	4.63%	03/01/2033	23,708
5,334	FNMA, Pool# 555819 (6 Month LIBOR USD + 1.03%)	4.28%	07/01/2033	5,225
25,829	FNMA, Pool# 744805 (6 Month LIBOR USD + 1.52%)	4.27%	11/01/2033	25,214
11,017	FNMA, Pool# 751498 (1 Year CMT Rate + 2.22%)	4.34%	11/01/2033	10,760
23,006	FNMA, Pool# 741373 (1 Year CMT Rate + 2.28%)	4.41%	12/01/2033	22,582
24,385	FNMA, Pool# 764342 (6 Month LIBOR USD + 1.52%)	3.90%	02/01/2034	23,917
24,998	FNMA, Pool# 774969 (1 Year CMT Rate + 2.28%)	5.28%	04/01/2034	24,624
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2023

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 87.4% (Continued)
100,197	FNMA, Pool# 783554 (1 Year CMT Rate + 2.21%)	4.21%	07/01/2034	99,113
2,814	FNMA, Pool# 819649 (12 Month LIBOR USD + 1.52%)	4.12%	03/01/2035	2,743
34,991	FNMA, Pool# 889829	5.00%	07/01/2035	35,262
29,412	FNMA, Pool# 830970 (12 Month LIBOR USD + 1.83%)	4.08%	08/01/2035	28,857
421,930	FNMA, Pool# AL7654	3.00%	09/01/2035	393,729
20,199	FNMA, Pool# 837329 (1 Year CMT Rate + 2.04%)	4.04%	09/01/2035	19,945
46,974	FNMA, Pool# 836715 (12 Month LIBOR USD + 1.77%)	4.02%	10/01/2035	46,165
108,124	FNMA, Pool# 842006	4.25%	10/01/2035	105,685
18,352	FNMA, Pool# 922680 (12 Month LIBOR USD + 1.91%)	4.88%	11/01/2035	18,622
228,910	FNMA, Pool# 850232	4.25%	12/01/2035	223,987
11,138	FNMA, Pool# 865849 (12 Month LIBOR USD + 1.54%)	3.94%	03/01/2036	10,872
202,875	FNMA, Pool# AB0577	4.00%	03/01/2036	190,642
9,289	FNMA, Pool# 877009 (12 Month LIBOR USD + 2.38%)	6.15%	03/01/2036	9,298
16,774	FNMA, Pool# 868568 (12 Month LIBOR USD + 1.74%)	4.61%	04/01/2036	16,473
33,960	FNMA, Pool# 882017 (6 Month LIBOR USD + 1.56%)	4.31%	05/01/2036	33,132
17,045	FNMA, Pool# 745626 (1 Year CMT Rate + 2.14%)	4.99%	05/01/2036	16,767
4,154	FNMA, Pool# 872895 (12 Month LIBOR USD + 1.88%)	6.13%	06/01/2036	4,091
15,447	FNMA, Pool# 886163 (12 Month LIBOR USD + 1.83%)	4.08%	07/01/2036	15,184
214,787	FNMA, Pool# 896838	5.45%	07/01/2036	211,620
69,036	FNMA, Pool# 745818	6.50%	09/01/2036	71,177
26,706	FNMA, Pool# 995521 (12 Month LIBOR USD + 1.82%)	5.32%	05/01/2037	26,003
26,003	FNMA, Pool# 941050 (12 Month LIBOR USD + 1.70%)	3.95%	08/01/2037	25,469
35,634	FNMA, Pool# 950382 (6 Month LIBOR USD + 1.11%)	5.54%	08/01/2037	35,941
30,334	FNMA, Pool# 952835 (1 Year CMT Rate + 2.32%)	4.75%	09/01/2037	30,606
1,427,758	FNMA, Pool# MA3208	4.50%	10/01/2037	1,394,098
67,667	FNMA, Pool# 955233	6.50%	12/01/2037	69,866
206,912	FNMA, Pool# AD0100	7.00%	12/01/2038	220,297
83,580	FNMA, Pool# 930507	6.50%	02/01/2039	85,395
1,346,429	FNMA, Pool# AS2249	4.00%	04/01/2039	1,295,444
199,120	FNMA, Pool# AL0407	6.50%	04/01/2039	202,838
155,946	FNMA, Pool# AD0427	5.50%	10/01/2039	159,756
220,610	FNMA, Pool# AD0941	5.50%	04/01/2040	226,499
575,653	FNMA, Pool# 467095	5.90%	01/01/2041	601,995
275,474	FNMA, Pool# AH8447	5.50%	04/01/2041	275,632
893,522	FNMA, Pool# 469130	4.87%	10/01/2041	889,708
226,507	FNMA, Pool# BC1738	4.50%	09/01/2043	222,355
206,118	FNMA, Pool# AS1429	4.00%	12/01/2043	199,022
234,999	FNMA, Pool# AV7739	4.00%	01/01/2044	226,394
136,132	FNMA, Pool# AW6485	4.00%	06/01/2044	131,441
188,641	FNMA, Pool# AY0382	4.00%	11/01/2044	180,579
337,806	FNMA, Pool# AW9534	4.00%	03/01/2045	323,817
117,670	FNMA, Pool# AZ4154	4.00%	06/01/2045	113,951
940,713	FNMA, Pool# AZ7828	4.00%	08/01/2045	899,507
509,623	FNMA, Pool# BA3674	4.50%	10/01/2045	500,667
316,880	FNMA, Pool# BC6366	4.50%	02/01/2046	309,737
192,045	FNMA, Pool# BD1241	4.50%	05/01/2046	187,630
693,607	FNMA, Pool# BD5189	4.50%	07/01/2046	681,094
167,820	FNMA, Pool# BD8599	4.50%	11/01/2046	164,550
291,723	FNMA, Pool# BH7686	4.50%	12/01/2047	284,812
329,649	FNMA, Pool# BJ8287	4.50%	01/01/2048	320,511
350,249	FNMA, Pool# BK5105	5.50%	05/01/2048	351,735
377,751	FNMA, Pool# BK8032	5.50%	06/01/2048	380,472
1,000,000	FNMA, Pool# AN9931	4.24%	08/01/2048	885,971
182,348	FNMA, Pool# BN4936	5.50%	12/01/2048	182,099
105,170	FNMA, Pool# BN4921	5.50%	01/01/2049	104,977
2,653,389	FNMA, Pool# BP5419	3.00%	05/01/2050	2,373,106
1,389,046	FNMA, Pool# BQ6307	2.00%	11/01/2050	1,143,259

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2023

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 87.4% (Continued)
2,885,516	FNMA, Pool# BQ3248	2.00%	11/01/2050	2,373,751
995,726	FNMA, Pool# MA4208	2.00%	12/01/2050	819,765
830,135	FNMA, Pool# BR5634	2.00%	03/01/2051	683,220
3,714,531	FNMA, Pool# FM8754	3.00%	09/01/2051	3,299,747
3,286,462	FNMA, Pool# FS0031	2.50%	10/01/2051	2,790,828
460,292	FNMA, Pool# FS1480	2.50%	11/01/2051	393,572
4,994,980	FNMA, Pool# FM9760	3.50%	11/01/2051	4,563,800
1,173,114	FNMA, Pool# MA4492	2.00%	12/01/2051	958,514
3,348,896	FNMA, Pool# FS0348	2.00%	01/01/2052	2,753,995
3,087,152	FNMA, Pool# CB2548	2.50%	01/01/2052	2,634,251
3,118,174	FNMA, Pool# CB2539	2.50%	01/01/2052	2,667,398
1,086,918	FNMA, Pool# FS0731	2.00%	02/01/2052	894,296
2,709,274	FNMA, Pool# CB2909	3.50%	02/01/2052	2,472,533
4,023,213	FNMA, Pool# CB3103	2.50%	03/01/2052	3,456,117
2,872,012	FNMA, Pool# FS0832	3.50%	03/01/2052	2,621,719
1,974,317	FNMA, Pool# MA4565	3.50%	03/01/2052	1,802,511
1,454,544	FNMA, Pool# FS0922	3.50%	03/01/2052	1,328,007
2,686,607	FNMA, Pool# BV4532	3.50%	03/01/2052	2,451,640
4,236,939	FNMA, Pool# FS0945	4.00%	03/01/2052	3,982,381
3,745,955	FNMA, Pool# FS1521	3.00%	04/01/2052	3,329,260
740,453	FNMA, Pool# BW0025	4.00%	07/01/2052	696,802
9,915	FNMA REMIC Trust, Series 1996-23 G	6.50%	07/25/2026	9,890
1,992,944	FNMA REMIC Trust, Series 2017-T1 A	2.90%	06/25/2027	1,845,443
586,929	FNMA REMIC Trust, Series 2012-139 HI~	2.50%	12/25/2027	21,056
44,191	FNMA REMIC Trust, Series 2013-15 QI~	3.00%	03/25/2028	1,973
96,020	FNMA REMIC Trust, Series 2001-80 Z	6.00%	01/25/2032	95,063
142,894	FNMA REMIC Trust, Series 2006-M2 A2A#	5.27%	10/25/2032	141,152
264,179	FNMA REMIC Trust, Series 2003-71 MB	5.50%	08/25/2033	265,363
1,175,745	FNMA REMIC Trust, Series 2014-8 IQ~	4.00%	03/25/2034	136,843
6,470,657	FNMA REMIC Trust, Series 2021-95 WI#~	0.00%	05/25/2035	177,673
1,660,087	FNMA REMIC Trust, Series 2005-73 EZ	5.50%	08/25/2035	1,650,590
588,232	FNMA REMIC Trust, Series 2005-110 GL	5.50%	12/25/2035	594,160
267,673	FNMA REMIC Trust, Series 2006-21 Z	5.50%	04/25/2036	267,982
829,308	FNMA REMIC Trust, Series 2006-112 QC	5.50%	11/25/2036	835,862
379,959	FNMA REMIC Trust, Series 2007-22 A	5.50%	03/25/2037	386,210
418,000	FNMA REMIC Trust, Series 2008-2 PH	5.50%	02/25/2038	423,698
579,411	FNMA REMIC Trust, Series 2009-20 DA (1 Month LIBOR USD + 7.40%)~	2.25%	04/25/2039	68,749
989,148	FNMA REMIC Trust, Series 2012-65 HJ	5.00%	07/25/2040	983,778
729,840	FNMA REMIC Trust, Series 2012-27 PI~	4.50%	02/25/2042	63,324
47,342	FNMA REMIC Trust, Series 2012-10 UF (1 Month LIBOR USD + 0.55%)	5.70%	02/25/2042	46,763
290,514	FNMA REMIC Trust, Series 2013-34 IG~	3.00%	05/25/2042	32,557
6,283	FNMA REMIC Trust, Series 2003-W10 3A5	4.30%	06/25/2043	5,903
1,741	FNMA REMIC Trust, Series 2003-W12 1A9	4.48%	06/25/2043	1,674
10,445	FNMA REMIC Trust, Series 2003-W12 1A8	4.55%	06/25/2043	10,007
5,967	FNMA REMIC Trust, Series 2003-W12 2A7	4.68%	06/25/2043	5,700
6,961	FNMA REMIC Trust, Series 2003-W12 2A6	5.00%	06/25/2043	6,750
335,742	FNMA REMIC Trust, Series 2015-40 LI~	4.50%	03/25/2045	62,202
188,024	FNMA REMIC Trust, Series 2018-86 JA	4.00%	05/25/2047	179,732
873,033	FNMA REMIC Trust, Series 2019-37 IM~	5.00%	07/25/2049	121,084
24,700,000	FNMA, 2.00%, Due TBA July	2.00%	07/15/2053	20,148,832
9,000,000	FNMA, 2.50%, Due TBA July	2.50%	07/15/2053	7,633,125
3,500,000	FNMA, 3.00%, Due TBA July	3.00%	07/15/2053	3,080,957
13,650,000	FNMA, 3.50%, Due TBA July	3.50%	07/15/2053	12,440,162
19,450,000	FNMA, 4.00%, Due TBA July	4.00%	07/15/2053	18,254,889
3,200,000	FNMA, 5.00%, Due TBA July	5.00%	07/15/2053	3,137,251
627,436	FREMF Mortgage Trust, Series 2020-KF74 B (1 Month LIBOR USD + 2.15%)^	7.34%	01/25/2027	596,181
842,540	FREMF Mortgage Trust, Series 2019-KF73 B (1 Month LIBOR USD + 2.45%)^	7.64%	11/25/2029	780,652

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2023

Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 87.4% (Continued)
3,567	GNMA, Pool# 783374X	5.50%	04/15/2024	3,560
22,402	GNMA, Pool# 728160X	5.25%	11/15/2024	22,101
149,738	GNMA, Pool# 623145X	5.50%	10/15/2028	150,552
726,486	GNMA, Pool# 589694X	4.50%	08/15/2029	704,871
24,970	GNMA, Pool# 728157X	3.75%	11/15/2029	24,087
219,672	GNMA, Pool# 770225C	4.25%	08/20/2031	218,241
248,097	GNMA, Pool# 003160M	6.00%	11/20/2031	257,464
344,425	GNMA, Pool# 003489M	6.00%	12/20/2033	360,581
182,939	GNMA, Pool# 782173M	5.50%	05/20/2035	188,528
661,299	GNMA, Pool# MA7106M	2.00%	01/20/2036	587,455
644,238	GNMA, Pool# MA7164M	2.00%	02/20/2036	572,349
39,490	GNMA, Pool# 784315X	6.00%	06/15/2036	40,603
190,434	GNMA, Pool# 770226C	4.75%	09/20/2036	188,469
112,604	GNMA, Pool# 004194M	5.50%	07/20/2038	116,404
608,119	GNMA, Pool# AC0521C	5.50%	05/20/2042	625,014
872,191	GNMA, Pool# BM9287C	4.00%	08/20/2049	830,097
373,760	GNMA, Pool# MA7834M	6.00%	01/20/2052	389,426
1,878,117	GNMA, Pool# CJ2171C	4.00%	05/20/2052	1,766,085
224,318	GNMA REMIC Trust, Series 2013-168 IA~	2.50%	11/16/2028	7,920
352,321	GNMA REMIC Trust, Series 2004-93 PD	5.00%	11/16/2034	345,633
62,165	GNMA REMIC Trust, Series 2006-40 B	6.00%	08/20/2036	62,238
371,580	GNMA REMIC Trust, Series 2012-52 WA#	6.19%	04/20/2038	379,508
656,035	GNMA REMIC Trust, Series 2016-012 KI~	5.00%	09/20/2038	89,605
382,499	GNMA REMIC Trust, Series 2017-083 ID~	7.00%	01/20/2039	48,328
456,021	GNMA REMIC Trust, Series 2011-2 DP#	5.46%	03/20/2039	454,163
626,007	GNMA REMIC Trust, Series 2010-105 IB~	4.50%	01/16/2040	59,061
463,425	GNMA REMIC Trust, Series 2016-68 IC#~	6.00%	01/20/2040	64,618
682,000	GNMA REMIC Trust, Series 2011-156 PM	2.00%	04/20/2040	544,724
779,446	GNMA REMIC Trust, Series 2017-083 IK~	6.00%	05/20/2040	144,383
222,099	GNMA REMIC Trust, Series 2016-112 AW#	7.00%	12/20/2040	231,529
1,031,828	GNMA REMIC Trust, Series 2012-143 IC~	5.00%	10/16/2041	162,689
831,612	GNMA REMIC Trust, Series 2012-97 GB	2.00%	08/16/2042	677,294
551,473	GNMA REMIC Trust, Series 2013-86 IA~	5.00%	06/20/2043	63,113
785,642	GNMA REMIC Trust, Series 2017-103 IM~	5.00%	06/20/2043	104,244
349,926	GNMA REMIC Trust, Series 2014-06 IG~	4.50%	01/16/2044	42,039
158,686	GNMA REMIC Trust, Series 2011-127 C#	3.50%	03/16/2047	155,549
296,695	GNMA REMIC Trust, Series 2018-127 PB	3.00%	09/20/2047	273,809
2,775	GNMA REMIC Trust, Series 2018-166 AB	4.00%	10/20/2047	2,756
1,945,537	GNMA REMIC Trust, Series 2017-167 SE (1 Month LIBOR USD + 6.20%)~	1.04%	11/20/2047	207,518
37,134	GNMA REMIC Trust, Series 2018-166 BA	3.50%	11/20/2047	36,746
1,989,803	GNMA REMIC Trust, Series 2018-036 LI~	5.00%	03/20/2048	275,827
497,311	GNMA REMIC Trust, Series 2018-153 QA	3.50%	11/20/2048	468,597
579,422	GNMA REMIC Trust, Series 2019-162 KB	2.00%	12/20/2049	385,047
552,000	GNMA REMIC Trust, Series 2021-050 PL	1.25%	03/20/2051	257,320
1,840,300	GNMA REMIC Trust, Series 2021-125 UL	1.50%	07/20/2051	1,389,316
1,049,804	GNMA REMIC Trust, Series 2021-160 DK	2.00%	09/20/2051	729,627
1,791,418	GNMA REMIC Trust, Series 2021-177 KD	2.00%	10/20/2051	1,413,451
2,655,492	GNMA REMIC Trust, Series 2022-009 CD	2.00%	01/20/2052	2,138,705
1,099,277	GNMA REMIC Trust, Series 2014-135 I0#~	0.43%	01/16/2056	20,523
1,113,910	GNMA REMIC Trust, Series 2015-172 I0#~	0.61%	03/16/2057	23,963
2,153,348	GNMA REMIC Trust, Series 2016-40 I0#~	0.61%	07/16/2057	47,710
1,450,182	GNMA REMIC Trust, Series 2016-56 I0#~	1.00%	11/16/2057	62,528
2,141,107	GNMA REMIC Trust, Series 2016-98 I0#~	0.86%	05/16/2058	83,730
5,500,000	GNMA, 2.00%, Due TBA July	2.00%	07/15/2053	4,624,082
8,600,000	GNMA, 3.00%, Due TBA July	3.00%	07/15/2053	7,685,914
4,242,316	JP Morgan Mortgage Trust, Series 2021-INV4 A2#^	3.00%	01/25/2052	3,581,903
5,937,425	Mello Mortgage Capital Acceptance, Series 2021-INV4 A3#^	2.50%	12/26/2051	4,794,577

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2023

Shares/
Par Value	Security Description	Rate	Maturity	Value $
Mortgage Backed Securities — 87.4% (Continued)
3,342,860	Mello Mortgage Capital Acceptance, Series 2022-INV2 A2#^	3.50%	04/25/2052	2,905,714
3,130,788	RCKT Mortgage Trust, Series 2021-6 A1#^	2.50%	12/25/2051	2,528,167
3,083,252	RCKT Mortgage Trust, Series 2022-4 A1#^	4.00%	06/25/2052	2,774,565
244,283	SBA, Pool# 522053 (PRIME + 0.62%)	8.62%	05/25/2026	244,385
Total Mortgage Backed Securities (Cost $284,053,054)				265,447,329

Asset Backed Securities — 7.5%
3,500,000	American Express Credit Account Master Trust, Series 2022-2 A	3.39%	05/15/2027	3,379,773
1,862,746	American Homes 4 Rent Trust, Series 2014-SFR2 A^	3.79%	10/17/2036	1,807,497
2,130,000	American Homes 4 Rent Trust, Series 2014-SFR2 B^	4.29%	10/17/2036	2,074,698
2,290,098	American Homes 4 Rent Trust, Series 2014-SFR3 A^	3.68%	12/18/2036	2,210,533
308,517	American Homes 4 Rent Trust, Series 2015-SFR1 A^	3.47%	04/18/2052	295,237
212,512	American Homes 4 Rent Trust, Series 2015-SFR2 A^	3.73%	10/18/2052	203,652
250,000	American Homes 4 Rent Trust, Series 2015-SFR2 C^	4.69%	10/18/2052	242,235
1,404,000	AmeriCredit Automobile Receivables Trust, Series 2021-1 D	1.21%	12/18/2026	1,281,590
1,505,000	CarMax Auto Owner Trust, Series 2021-2 C	1.34%	02/16/2027	1,376,878
566,648	Dext ABS LLC, Series 2021-1 A^	1.12%	02/15/2028	544,201
380,000	Dext ABS LLC, Series 2021-1 B^	1.76%	02/15/2028	346,934
561,966	FHF Trust, Series 2021-2A A^	0.83%	12/15/2026	535,427
314,904	FHF Trust, Series 2021-1A A^	1.27%	03/15/2027	302,593
2,985,000	John Deere Owner Trust, Series 2023-B A2	5.59%	06/15/2026	2,984,623
792,053	JPMorgan Chase Bank NA — CACLN, Series 2021-3 B^	0.76%	02/26/2029	754,421
1,505,000	PFS Financing Corp., Series 2021-A A^	0.71%	04/15/2026	1,442,079
1,500,000	Toyota Auto Receivables Owner Trust, Series 2023-B A2A	5.28%	05/15/2026	1,494,102
1,500,000	Verizon Master Trust, Series 2022-4 A	3.40%	11/20/2028	1,446,782
Total Asset Backed Securities (Cost $23,594,915)				22,723,255

U.S. Treasury Notes — 1.4%
1,040,000	United States Treasury Note	3.88%	12/31/2027	1,025,599
2,600,000	United States Treasury Note	2.88%	05/15/2028	2,453,852
1,000,000	United States Treasury Note	2.88%	05/15/2032	927,363
Total U.S. Treasury Notes (Cost $4,553,270)				4,406,814

Municipal Bonds — 0.2%
505,000	Colorado Health Facilities Authority	2.80%	12/01/2026	472,584
Total Municipal Bonds (Cost $505,000)				472,584

Short-Term Investments — 28.5%

Money Market Funds — 28.5%
86,667,019	First American Government Obligations Fund — Class Z, 4.97%*			86,667,019
Total Short-Term Investments (Cost $86,667,019)				86,667,019
Total Investments — 125.0% (Cost $399,373,258)				379,717,001
Liabilities in Excess of Other Assets — (25.0)%				(76,034,237)
NET ASSETS — 100.0%				$303,682,764

#	Variable rate security. Rate disclosed is as of the date of this report.
^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
~	Interest only security
*	Annualized seven-day yield as of the date of this report.
+	Step bond. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown is the rate in effect as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Mortgage Securities Fund
Schedule of Investments
June 30, 2023

Futures Contracts — Long (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 10-Year Note Futures	65	09/20/2023	$7,424,478	$7,297,266	$(127,212)
U.S. Treasury 10-Year Ultra Futures	109	09/20/2023	13,017,104	12,909,687	(107,417)
U.S. Treasury 5-Year Note Futures	110	09/29/2023	12,005,513	11,780,312	(225,201)
			$32,447,095	$31,987,265	$(459,830)

Futures Contracts — Short (Note 6)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 2-Year Note Futures	(5)	09/29/2023	$(1,016,827)	$(1,016,719)	$108
U.S. Treasury Long Bond Futures	(14)	09/20/2023	(1,774,471)	(1,776,688)	(2,217)
U.S. Treasury Ultra Bond Futures	(17)	09/20/2023	(2,303,182)	(2,315,718)	(12,536)
			$(5,094,480)	$(5,109,125)	$(14,645)

There is no variation margin due to or from the Fund as of the date of this report.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
A Message to Our Shareholders
June 30, 2023

Dear Shareholder:

During the 12-month period ended June 30, 2023, the Brown Advisory – WMC Strategic European Equity Fund Institutional Shares (the “Fund”) increased 17.50% in value. During the same period, the MSCI Europe Index, the Fund’s benchmark, increased 21.81%.

For the 12 months ended June 30, 2023, the portfolio underperformed the benchmark. Security selection drove underperformance. Selection in health care, industrials, and consumer discretionary detracted the most from relative performance. This was partially offset by selection within materials, energy, and financials. Sector allocation, a result of our bottom-up stock selection process, also detracted to relative performance, driven by the Fund’s underweights to consumer discretionary and information technology which was partially offset by our overweight to industrials and underweight to materials.

From an individual stock perspective, our top relative contributors were Publicis Groupe (communication services), Rheinmetall (industrials), and Technip Energies (energy). Our top relative detractors were United Internet (communication services), British-American Tobacco (consumer staples), and Grifols (health care). During the period, we purchased new positions in Haleon, Bayer, KBC, and AIB. We sold our positions in Safran and Swedish Match.

Haleon is a British consumer healthcare company. It is the consumer spin off from GlaxoSmithKline (July 2022), and key brands include Sensodyne, Advil, Centrum, Voltarol, Panadol, and Tums. We expect that Haleon will be resilient in a weaker economic environment due to its exposure to attractive consumer categories creating lower cyclicality. We like that the stock is trading at a discount and believe it can continue to deliver moderate growth over the long term.

Safran is a multinational aircraft engine and aerospace components company based in France. We added to our position as the stock has been weak in recent times and we continue to be attracted to the company long term. We believe that Safran is well positioned to take advantage of the post Covid-19 air travel recovery. Safran is a high-quality company with competitive advantages in an attractive industry. The company has a dominant position in the narrow body engine market and a very long product cycle industry with extremely high barriers to entry. The share price of the stock rose recently due to positive Q1 2023 results with increased revenues. We decided to use the share price strength to eliminate our position.

Sincerely,

Carl Dirk Enderlein, CFA, Senior Managing Director and Equity Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater in emerging markets. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. The value of investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Investors will indirectly bear the principal risks and its share of the fees and expenses of the Fund’s investment in other Investment Companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
Performance Information & Portfolio Holdings Summary
June 30, 2023

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The MSCI Europe Index (“Index”) is an index that captures large and mid cap representation across 15 developed market countries in Europe.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

United Kingdom	34.2%
Germany	15.6%
France	12.6%
Switzerland	6.3%
Belgium	5.4%
Sweden	4.7%
Austria	4.2%
Spain	4.1%
Netherlands	3.6%
Money Market Funds	2.7%
Ireland	2.2%
Portugal	1.9%
Czech Republic	0.9%
Denmark	0.5%
Italy	0.0%
Other Assets and Liabilities	1.1%
100.0%

			Since Inception
Average Annual Total Return	One Year	Five Year	(10/21/13)
Institutional Shares	17.50%	6.36%	5.95%
Investor Shares	17.30%	6.18%	5.79%
Advisor Shares	17.05%	5.94%	5.54%
MSCI Europe Index	21.81%	5.19%	4.08%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	1.04%	1.19%	1.44%
Net Expense Ratio[1]	1.04%	1.19%	1.44%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/wmc-strategic-european-equity-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2022. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
Schedule of Investments
June 30, 2023

Shares	Security Description	Value $
Common Stocks — 95.1%

Austria — 4.2%
237,616	Erste Group Bank AG	8,335,085
73,239	Vienna Insurance Group AG Wiener
	Versicherung Gruppe	1,914,872
		10,249,957
Belgium — 5.4%
2,510	Azelis Group NV	57,189
75,097	KBC Group NV	5,241,845
88,766	UCB S.A.	7,869,878
		13,168,912
Czech Republic — 0.9%
71,605	Komercni banka, a.s.	2,183,205

Denmark — 0.5%
13,942	Royal Unibrew A/S	1,247,995

France — 12.6%
159,500	Bureau Veritas S.A.	4,375,900
9,034	Dassault Aviation S.A.	1,809,976
347,127	Elis S.A.	6,752,751
11,877	Legrand S.A.	1,178,247
73,228	Publicis Groupe S.A.	5,877,020
56,264	SPIE S.A.	1,819,531
237,148	Technip Energies NV	5,462,973
23,857	Thales S.A.	3,574,477
		30,850,875
Germany — 14.5%
95,857	Bayer AG	5,306,184
16,631	Beiersdorf AG	2,202,342
82,932	Brenntag SE	6,470,213
8,621	Hannover Rueck SE	1,830,230
115,530	Hensoldt AG	3,794,570
45,316	Jenoptik AG	1,556,853
33,061	Rheinmetall AG	9,057,156
26,180	Siemens Healthineers AG	1,483,764
229,513	United Internet AG	3,231,659
14,642	Washtec AG	572,245
		35,505,216
Ireland — 2.2%
1,254,220	AIB Group PLC	5,278,525

Italy — 0.0%
2,933	MARR SpA	45,027

Netherlands — 3.6%
41,233	Heineken NV	4,240,273
67,898	QIAGEN NV*	3,052,021
12,004	Wolters Kluwer NV	1,524,193
		8,816,487
Portugal — 1.9%
168,391	Jeronimo Martins SGPS S.A.	4,638,945

Spain — 4.1%
122,400	Almirall S.A.	1,011,962
785,877	Bankinter S.A.	4,836,904
132,969	Fluidra S.A.	2,592,718
35,789	Laboratorios Farmaceuticos Rovi S.A.	1,657,434
		10,099,018
Sweden — 4.7%
67,925	Alfa Laval AB	2,477,744
85,705	Assa Abloy AB	2,060,088
120,427	Hexpol AB	1,278,689
73,762	Sandvik AB	1,440,144
179,077	Trelleborg AB	4,346,072
		11,602,737
Switzerland — 6.3%
106,838	ABB Ltd.	4,203,098
25,330	Julius Baer Group, Ltd.	1,598,514
53,479	Novartis AG	5,391,722
210,763	UBS Group AG	4,271,886
		15,465,220
United Kingdom — 34.2%
728,407	BAE Systems PLC	8,588,844
538,603	Beazley PLC	4,038,022
297,113	British American Tobacco PLC	9,871,732
140,442	Bunzl PLC	5,351,985
66,624	Compass Group PLC	1,865,686
1,073,689	ConvaTec Group PLC	2,800,262
52,889	CRH PLC	2,917,752
2,054,926	Haleon PLC	8,434,399
129,665	Hikma Pharmaceuticals PLC	3,120,364
179,022	IMI PLC	3,734,430
35,351	Next PLC	3,099,800
443,837	Prudential PLC	6,268,498
628,662	Rotork PLC	2,435,849
673,828	RS Group PLC	6,519,909
157,891	Savills PLC	1,706,590
1,106,031	Serco Group PLC	2,187,059
214,569	Smith & Nephew PLC	3,461,720
190,199	Smiths Group PLC	3,979,304
13,944	Softcat PLC	251,228
71,676	Spectris PLC	3,274,930
		83,908,363
Total Common Stocks (Cost $191,342,254)		233,060,482

Preferred Stocks — 1.1%

Germany — 1.1%
65,995	Fuchs Petrolub SE	2,611,081
Total Preferred Stocks (Cost $2,280,062)		2,611,081

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – WMC Strategic European Equity Fund
Schedule of Investments
June 30, 2023

Shares	Security Description	Value $
Short-Term Investments — 2.7%

Money Market Funds — 2.7%
6,732,961	First American Government
	Obligations Fund — Class Z, 4.97%#	6,732,961
Total Short-Term Investments (Cost $6,732,961)		6,732,961
Total Investments — 98.9% (Cost $200,355,277)		242,404,524
Other Assets in Excess of Liabilities — 1.1%		2,613,295
NET ASSETS — 100.0%		$245,017,819

*	Non-income producing
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
A Message to Our Shareholders
June 30, 2023

Dear Shareholder:

During the year ended June 30, 2023 the Brown Advisory Emerging Markets Select Fund Institutional Shares (the “Fund”) increased 6.27% in value. During the same period, the MSCI Emerging Markets Index, the Fund’s benchmark, increased 1.75%.

The strategy’s philosophy of buying stocks at a discount to estimated value led to positive stock selection during the period across most market sectors but especially within information technology, financials, and consumer discretionary.  From a regional perspective, broadly positive stock selection across Asia drove the majority of the Fund’s outperformance.  Currency exposure was also a positive contributor to relative performance driven almost entirely by a lack of exposure to the Russian Ruble, which depreciated 39.1% during the period relative to the U.S. dollar.

An area of strength within the portfolio included technology companies which had resilient demand for their products and services like Flex Ltd. and Lite-On Technology Corp.  Emerging market banks also helped performance. Hungarian Bank, OTP Bank, reported a string of earnings reports with revenue ahead of expectations and credit costs lower than anticipated.  Finally, the Fund’s holdings exposed to China’s post-COVID economic reopening were a positive contributor.  These included consumer companies such as online travel advisor Trip.com, hotel operator H World Group, and restaurant owner Yum China Holdings.

The area of weakest relative performance was within consumer staples companies.  Chinese dairy companies China Mengniu Dairy and Inner Mongolia Yili Industrial Group were key detractors.  South African energy and chemical company Sasol, was a top individual detractor due to moderating oil prices and coal quality issues in its mining operations.  China Tourism Group Duty Free was another top relative detractor as the recovery of its duty-free services business remained tepid due to depressed international Chinese travel.

Over the period, the Fund found new investments in Brazilian financials and energy companies, Chinese technology and insurance companies, as well as industrial companies in South Korea.  The Fund trimmed exposure to some Chinese consumer companies as well as automotive manufacturers in China and Turkey.

The Fund remains overweight Asia and the Greater China regional specifically due to a positive long-term view of Asia’s growth potential combined with the strategy’s search for mispriced value.  Despite geopolitical tensions and the stalled reopening in China, valuations appear attractive and the government is taking encouraging steps to support the economy.

We continue to believe that owning high quality businesses trading at reasonable valuations provides good potential to outperform the broader market over time.

Sincerely,

Jordan Wruble
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund invests in smaller and medium-sized companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
Performance Information & Portfolio Holdings Summary
June 30, 2023

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index.  The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

China	33.0%
India	15.5%
Taiwan	13.8%
South Korea	13.1%
Brazil	5.8%
Indonesia	3.5%
Singapore	3.3%
United States	3.2%
Money Market Funds	3.2%
Thailand	1.7%
Hungary	1.1%
United Kingdom	0.9%
United Arab Emirates	0.7%
South Africa	0.7%
Turkey	0.3%
Russia	0.0%
Other Assets and Liabilities	0.2%
100.0%

Average Annual Total Return	One Year	Five Year	Ten Year
Institutional Shares	6.27%	2.68%	2.51%
Investor Shares	6.01%	2.52%	2.35%
Advisor Shares	5.76%	2.25%	2.09%
MSCI Emerging Markets Index	1.75%	0.93%	2.95%

	Institutional Shares	Investor Shares	Advisor Shares
Gross Expense Ratio[1]	1.11%	1.26%	1.51%
Net Expense Ratio[1]	1.11%	1.26%	1.51%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/emerging-markets-select-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower.  Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.  Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends. These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Per the Fund’s prospectus dated October 31, 2022. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report. Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
Schedule of Investments
June 30, 2023

Shares	Security Description	Value $
Common Stocks — 94.1%

Brazil — 3.7%
3,302,800	Ambev S.A.	10,636,393
291,500	Banco do Brasil S.A.	3,013,502
714,100	Natura & Co. Holding S.A.*	2,501,035
865,900	Neoenergia S.A.	3,842,858
		19,993,788
China — 33.0%
1,029,128	AIA Group, Ltd.	10,452,338
1,628,927	Alibaba Group Holding, Ltd.*	16,956,854
315,357	ANTA Sports Products, Ltd.	3,240,585
449,114	Baidu, Inc.*	7,659,990
14,929	Baidu, Inc. ADR*	2,043,929
2,678,000	Brilliance China Automotive Holdings, Ltd.	1,093,999
4,513,000	China Construction Bank Corp.	2,921,823
1,027,827	China Mengniu Dairy Co., Ltd.	3,884,456
2,643,746	China Overseas Land & Investment, Ltd.	5,783,579
1,258,435	China Pacific Insurance Group Co., Ltd.	3,267,102
145,581	China Tourism Group Duty Free Corp., Ltd.	2,222,004
94,120	Contemporary Amperex Technology Co., Ltd.	2,973,838
1,067,000	Galaxy Entertainment Group, Ltd.*	6,797,556
2,862,600	GF Securities Co., Ltd.	3,957,580
749,600	Haier Smart Home Co., Ltd.	2,363,906
309,300	Hangzhou Tigermed Consulting Co., Ltd.	2,752,745
132,201	Hong Kong Exchanges & Clearing Ltd.	5,008,965
616,395	Inner Mongolia Yili Industrial Group Co., Ltd.	2,405,209
624,105	KE Holdings, Inc.*	3,082,760
125,125	KE Holdings, Inc. ADR*	1,858,106
14,683	Kweichow Moutai Co., Ltd.	3,422,669
4,718,000	Lenovo Group, Ltd.	4,943,882
624,832	Li Ning Co., Ltd.	3,374,207
435,343	Meituan*	6,826,578
267,200	Midea Group Co., Ltd.	2,171,990
9,877,324	Pacific Basin Shipping Ltd.	3,013,762
433,000	Ping An Insurance Group Co. of China, Ltd.	2,766,469
1,255,800	Sany Heavy Industry Co., Ltd.	2,879,071
82,000	Shenzhen Mindray Bio-Medical
	Electronics Co., Ltd.	3,393,316
394,514	Shenzhou International Group Holdings Ltd.	3,789,100
457,941	Tencent Holdings, Ltd.	19,417,238
189,420	Trip.com Group, Ltd.*	6,612,541
140,928	Trip.com Group, Ltd. ADR*	4,932,480
360,987	Tsingtao Brewery Co., Ltd.	3,295,801
2,491,000	Weichai Power Co., Ltd.	3,664,941
526,812	Yifeng Pharmacy Chain Co., Ltd.	2,688,402
2,099,500	Yue Yuen Industrial Holdings, Ltd.	2,748,542
2,834,500	Zhejiang Longsheng Group Co., Ltd.	3,653,381
101,374	ZTO Express Cayman, Inc.	2,544,289
54,997	ZTO Express Cayman, Inc. ADR	1,379,325
		178,245,308
Hungary — 1.1%
163,961	OTP Bank PLC	5,828,887

India — 15.5%
305,205	AU Small Finance Bank, Ltd.	2,812,163
604,226	Aurobindo Pharma, Ltd.	5,366,125
567,120	Axis Bank, Ltd.	6,843,071
360,331	Container Corp. of India, Ltd.	2,912,596
655,666	DLF Ltd.*	3,930,588
285,442	Godrej Consumer Products, Ltd.*	3,766,281
164,956	Godrej Properties, Ltd.*	3,161,895
219,808	HDFC Bank, Ltd.	4,561,635
747,883	ICICI Bank, Ltd.	8,562,503
138,915	Kotak Mahindra Bank, Ltd.	3,133,016
204,800	Larsen & Toubro, Ltd.	6,192,639
553,143	Macrotech Developers, Ltd.*	4,594,696
297,834	Mahindra & Mahindra, Ltd.	5,291,730
264,386	Reliance Industries, Ltd.	8,241,199
160,809	SBI Life Insurance Co., Ltd.	2,565,538
298,111	Shriram Finance Ltd.	6,319,339
68,922	Siemens, Ltd.	3,169,857
321,664	State Bank of India	2,252,907
		83,677,778
Indonesia — 3.5%
9,955,301	Bank Central Asia Tbk PT	6,105,571
10,973,600	Bank Mandiri Persero Tbk PT	3,818,894
7,897,234	Bank Negara Indonesia Persero Tbk	4,845,355
11,278,213	Bank Rakyat Indonesia Persero Tbk	4,117,581
		18,887,401
Russia — 0.0%
184,769	Sberbank of Russia PJSC ADR†+*	1,848

Singapore — 3.3%
241,467	DBS Group Holdings, Ltd.	5,638,926
1,798,948	Singapore Telecommunications, Ltd.	3,331,958
218,200	United Overseas Bank, Ltd.	4,527,925
1,588,508	Wilmar International, Ltd.	4,475,167
		17,973,976
South Africa — 0.7%
324,642	Sasol, Ltd.	4,022,067

South Korea — 13.1%
118,173	DB Insurance Co., Ltd.	6,711,930
249,461	Hankook Tire & Technology Co., Ltd.	6,544,812
43,547	HD Hyundai Heavy Industries Co., Ltd.*	4,376,456
62,687	Hyundai Mipo Dockyard Co., Ltd.*	4,015,148
48,620	KB Financial Group, Inc.	1,764,648
13,996	POSCO Holdings, Inc.	4,142,144
634,661	Samsung Electronics Co., Ltd.	34,946,518
241,203	Samsung Engineering Co., Ltd.*	5,201,609
118,140	Shinhan Financial Group Co., Ltd.	3,054,182
		70,757,447
Taiwan — 13.8%
189,756	Advantech Co., Ltd.	2,498,272
7,400,000	Compal Electronics, Inc.	6,959,971
4,410,741	CTBC Financial Holding Co., Ltd.	3,527,133
467,000	Elite Material Co., Ltd.	3,667,929
3,567,000	Hon Hai Precision Industry Co., Ltd.	12,968,685
1,097,000	Lite-On Technology Corp.	3,652,945
236,078	Realtek Semiconductor Corp.*	2,943,567
2,084,030	Taiwan Semiconductor
	Manufacturing Co., Ltd.	38,498,981
		74,717,483

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory Emerging Markets Select Fund
Schedule of Investments
June 30, 2023

Shares	Security Description	Value $
Common Stocks — 94.1% (Continued)

Thailand — 1.7%
436,800	Bangkok Bank PCL	2,138,909
217,700	Bangkok Bank PCL NVDR	980,787
2,303,300	Indorama Ventures PCL NVDR	2,229,756
1,223,500	SCB X PCL	3,611,536
		8,960,988
Turkey — 0.3%
1,756,743	Akbank T.A.S.	1,365,253

United Arab Emirates — 0.7%
1,830,865	Abu Dhabi Commercial Bank PJSC	4,042,559

United Kingdom — 0.9%
534,436	Standard Chartered PLC	4,649,652

United States — 2.8%
117,377	Cognizant Technology Solutions Corp.	7,662,371
33,196	Credicorp Ltd.	4,901,057
88,605	Flex, Ltd.*	2,449,042
		15,012,470
Total Common Stocks (Cost $459,253,789)		508,136,905

Preferred Stocks — 2.1%

Brazil — 2.1%
2,244,595	Cia Energetica de Minas Gerais	6,019,088
431,800	Itau Unibanco Holding S.A.	2,561,113
442,800	Petroleo Brasileiro S.A.	2,731,781
Total Preferred Stocks (Cost $7,895,061)		11,311,982

Exchange Traded Funds — 0.4%

United States — 0.4%
31,780	iShares MSCI All Country Asia ex
	Japan Exchange Traded Fund	2,111,464
Total Exchange Traded Funds (Cost $2,115,501)		2,111,464

Short-Term Investments — 3.2%

Money Market Funds — 3.2%
17,117,549	First American Government
	Obligations Fund — Class Z, 4.97%#	17,117,549
Total Short-Term Investments (Cost $17,117,549)		17,117,549
Total Investments — 99.8% (Cost $486,381,900)		538,677,900
Other Assets in Excess of Liabilities — 0.2%		1,032,936
NET ASSETS — 100.0%		$539,710,836

*	Non-income producing
ADR — American Depositary Receipt
†	This security is being fair valued, using significant unobservable inputs (Level 3), under the supervision of the Board of Trustees.
+
Restricted security as to resale. As of the date of this report, the Fund held restricted securities with a fair value of $1,848 or 0.0% of net assets. Security was acquired from December 2021 to February 2022 at an acquisition cost of $2,890,347.

NVDR — Non-Voting Depositary Receipt
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
A Message to Our Shareholders
June 30, 2023

Dear Shareholder:

During the 12-month period ended June 30, 2023, the Brown Advisory – Beutel Goodman Large-Cap Value Fund Institutional Shares (the “Fund”) increased by 17.67%. During the same period, the Russell 1000® Value Index, the Fund’s benchmark, increased by 11.54%.

The period saw diverging performance for U.S. equities. In 2023, central banks worldwide began to temper the hiking cycle that caused so much volatility with stocks in 2022. Inflation remains a key concern for central banks, but price rises have reduced from the historically high peaks reached in the summer of 2022. In March and April of 2023, the stability of the global banking system was called into question after the collapse of Silicon Valley Bank, Signature Bank and First Republic in the U.S, as well as Swiss banking giant Credit Suisse, which was acquired by UBS in a fire-sale deal. Amid this upheaval, regulators in the U.S. and Europe were quick to respond with measures designed to protect the banking system in their respective jurisdictions.

Relative outperformance was driven primarily by stock selection in the health care, financials and communication services sectors, as well as having no exposure to the underperforming utilities and real estate sectors. The main detractors from relative performance were a combination of stock selection and an overweight in consumer staples, stock selection in information technology, as well as having no exposure to the outperforming energy sector. While we comment on sector allocation effects on performance, we caution that sector weights are solely a product of our bottom-up stock selection process.

During the period we initiated positions in Carlyle Group and Qualcomm and exited from positions in MillerKnoll, AutoZone and Verizon Communications.

From an individual stock perspective, Omnicom Group, Biogen and Ameriprise Financial were the top contributors to performance over the period. In its most recent earnings results, Omnicom delivered organic growth of 5.2% and a forecast for 3-5% growth for the year. With a healthy balance sheet, we believe the stock remains highly attractive and has strong fundamentals. Biogen reported better-than-expected FY 2022 results in April with revenue of $2.46 billion (-3% year over year). Despite the decline, results were better than consensus, and by a large margin. Key for the business will likely be the development of its new Leqembi and Zuranolone drugs, while the company has also been actively reshaping its leadership team with the appointment of a new CEO and a new head of R&D. For Ameriprise, operating earnings in Q1 2023 increased by 25% from the prior year as business momentum and interest earnings more than offset equity market pressures.

The largest detractors from performance over the period were MillerKnoll, Gen Digital and Verizon Communications. Towards the end of the period, MillerKnoll breached our downside threshold and we decided to sell our position. We believe our original investment thesis is generally intact. That is, as the clear market leader, with strong brand value and scale in operations, significant room for international expansion and retail opportunity (centered on the home office), we believe the business is positioned to generate higher profitability, strong free cash flows and good returns.  However, the balance sheet is the key factor that increased the company’s risk profile to levels that no longer fit with our investment process and philosophy. Specifically, the balance sheet has not improved as had been expected following the Knoll acquisition. Gen Digital is the name for the combined Norton internet security and privacy protection, LifeLock identity protection, and Avast! internet security and privacy platforms. Gen Digital posted generally good results during the period, but this was not reflected in its market performance. We also note that while cash flows are strong, the net debt at Gen Digital is related to the Avast acquisition, leading to higher near-term interest costs. We will be closely monitoring the balance sheet over the next few quarters. Verizon’s most recent earnings results were met with a negative market reaction, amid falling subscriber numbers and an update from management that higher interest costs and inflation meant their guidance would fall towards the low end of their full-year targets. We note that late last year, based on an investment thesis review, we exited our position in Verizon.

Once again, the U.S. equity market is being propelled higher by the strength of its mega caps. This appears to us as more of a flight to safety, however questionable that “safety” may be. In our view, the strength of the mega caps, in many cases, seems to have been driven by momentum, good stories (“AI wave on the way!”), and supposedly “fortress balance sheets” that do not always seem to account for low recurring revenues, heavy capital investment, unproven revenue opportunities and net debt. In our experience, purchasing expensive stocks of companies that have already factored in great news and upside potential does not typically protect capital in the long term. Instead, capital preservation typically comes from purchasing the shares of strong businesses at low valuation multiples that are discounting bad news.

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
A Message to Our Shareholders
June 30, 2023

We are surprised to see in the current market an almost exact replica of conditions at the end of 2021, when a small number of expensive mega caps drove almost all of the market’s return. Meanwhile, many of the holdings in our portfolio, spanning the health care, consumer staples, consumer discretionary and even information technology sectors, are currently trading near all-time low multiples. Like at the end of 2021, we do not view this dichotomy as sustainable. The value wave we saw in 2022 was more like a ripple in comparison, but this does not mean there are no further waves to come.

Everyone is worried about missing out, but no one seems worried about “missing in” (i.e., being part of the large group of investors that seems to have forgotten that valuations matter). Looking at a potential “climb down” to averages, we think the Fund is well-positioned. For example, should the Russell 1000® Growth Index correct to average long-term trading multiples, there is an approximate 30% downside. Should the Russell 1000® Value Index correct the same way, there is an approximate 5% downside.

Thus, while the valuation gap between our portfolio and the market is currently wide, we believe the portfolio, which in our assessment is full of market leaders with high ROEs, strong balance sheets and improving fundamentals, provides significant opportunity for us to protect capital and deliver capital appreciation over the long term.

We thank you for your continued investment in the Fund.

Sincerely,

Rui Cardoso, CFA
Portfolio Manager

Glenn Fortin, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers. Investment by the Fund in securities of a limited number of issuers exposes it to greater risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.  The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  In addition, the Fund is susceptible to risks from investments in derivatives, private placements, REITs, and its investments in other investment companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisory.com/mf

Brown Advisory – Beutel Goodman Large-Cap Value Fund
Performance Information & Portfolio Holdings Summary
June 30, 2023

GROWTH OF A $1,000,000 INVESTMENT

The following chart reflects the change in value of a hypothetical $1,000,000 investment, including reinvested dividends and distributions, in the Fund as measured against a broad-based securities market index. The Russell 1000® Value Index (“Index”) measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price to book ratios and lower expected growth values.  The Index is unmanaged and does not reflect the deduction of fees, such as investment management fees.  Investors cannot invest directly in an index.

PORTFOLIO HOLDINGS	% of Net Assets

Information Technology	16.9%
Financials	15.3%
Consumer Discretionary	14.6%
Industrials	13.4%
Health Care	13.1%
Communication Services	12.3%
Consumer Staples	10.8%
Money Market Funds	2.2%
Materials	0.8%
Other Assets and Liabilities	0.6%
100.0%

			Since Inception
Average Annual Total Return	One Year	Five Year	(2/13/18)
Institutional Shares	17.67%	11.66%	9.92%
Investor Shares[1]	17.46%	11.47%	9.74%
Russell 1000® Value Index	11.54%	8.11%	7.61%

	Institutional Shares	Investor Shares
Gross Expense Ratio[2]	0.55%	0.70%
Net Expense Ratio[2]	0.55%	0.70%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit our website at brownadvisory.com/mf/beutel-goodman-large-cap-value-fund.  The performance table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data does not reflect the imposition of the redemption fee of 1.00% on shares redeemed within 14 days, and if it did, performance would have been lower. Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.  Returns shown are calculated using the net asset values (“NAV”) that were used for shareholder transactions as of the respective period ends.  These NAV, and the returns calculated from them, may differ from the NAV and returns shown elsewhere in this report.

[1]
Performance information for the Investor Shares, prior to its inception date of June 30, 2021, is based on the performance of Institutional Shares, and adjusted for the higher expenses applicable to Investor Shares.

[2]
Per the Fund’s prospectus dated October 31, 2022. Refer to the financial highlights for the gross and net expense ratios for the year ended as of the date of this report.  Please note that the expense ratios per the prospectus include acquired fund fees and expenses (as applicable) and the expense ratios in the financial highlights do not.

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Brown Advisory – Beutel Goodman Large-Cap Value Fund
Schedule of Investments
June 30, 2023

Shares	Security Description	Value $
Common Stocks — 97.2%

Communication Services — 12.3%
1,186,395	Comcast Corp.	49,294,712
1,598,685	Interpublic Group of Companies, Inc.	61,677,267
982,702	Omnicom Group, Inc.	93,504,096
		204,476,075
Consumer Discretionary — 14.6%
1,023,555	eBay, Inc.	45,742,673
1,339,550	Gentex Corp.	39,195,233
1,672,674	Harley-Davidson, Inc.	58,894,851
481,220	Polaris, Inc.	58,193,935
1,029,590	Tempur Sealy International, Inc.	41,255,671
		243,282,363
Consumer Staples — 10.8%
1,150,950	Campbell Soup Co.	52,609,925
882,101	Kellogg Co.	59,453,607
494,845	Kimberly-Clark Corp.	68,318,301
		180,381,833
Financials — 15.3%
383,250	American Express Co.	66,762,150
159,780	Ameriprise Financial, Inc.	53,072,525
74,105	BlackRock, Inc.	51,216,930
938,910	Carlyle Group Inc.	29,998,175
895,460	SEI Investments Co.	53,387,324
		254,437,104
Health Care — 13.1%
142,291	AmerisourceBergen Corp.	27,381,057
324,805	Amgen, Inc.	72,113,206
216,890	Biogen, Inc.*	61,781,117
490,095	Merck & Co., Inc.	56,552,062
		217,827,442
Industrials — 13.4%
202,635	Cummins, Inc.	49,677,997
1,487,419	Flowserve Corp.	55,257,615
981,000	Masco Corp.	56,289,780
56,100	Parker-Hannifin Corp.	21,881,244
363,850	Westinghouse Air Brake
	Technologies Corp.	39,903,430
		223,010,066
Information Technology — 16.9%
845,167	Amdocs, Ltd.	83,544,758
2,871,035	Gen Digital, Inc.	53,257,699
970,005	NetApp, Inc.	74,108,382
602,440	QUALCOMM, Inc.	71,714,458
		282,625,297
Materials — 0.8%
89,700	PPG Industries, Inc.	13,302,510
Total Common Stocks (Cost $1,409,533,119)		1,619,342,690

Short-Term Investments — 2.2%

Money Market Funds — 2.2%
37,081,327	First American Government
	Obligations Fund — Class Z, 4.97%#	37,081,327
Total Short-Term Investments (Cost $37,081,327)		37,081,327
Total Investments — 99.4% (Cost $1,446,614,446)		1,656,424,017
Other Assets in Excess of Liabilities — 0.6%		10,173,888
NET ASSETS — 100.0%		$1,666,597,905

*	Non-income producing
#	Annualized seven-day yield as of the date of this report.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
June 30, 2023

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	FLEXIBLE	EQUITY	SUSTAINABLE
	EQUITY	EQUITY	INCOME	GROWTH
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$1,512,545,498	$327,256,913	$40,179,440	$5,521,980,210
Net unrealized appreciation (depreciation)	997,083,775	379,261,063	32,560,982	2,118,685,109
Total investments, at value	2,509,629,273	706,517,976	72,740,422	7,640,665,319
Cash	—	37,210	—	—
Receivables:
Investments sold	30,903,447	—	—	—
Fund shares sold	1,333,370	844,102	212	16,960,189
Interest and dividends	541,305	258,784	97,944	4,714,973
Foreign tax reclaims	—	—	30,026	—
Prepaid expenses and other assets	116,936	50,328	39,371	297,999
Total Assets	2,542,524,331	707,708,400	72,907,975	7,662,638,480
LIABILITIES
Payables:
Fund shares redeemed	2,227,169	118,443	57,958	5,132,730
Distribution to shareholders	—	—	246,307	—
Accrued Liabilities:
Investment advisory fees, net	1,180,128	242,438	31,240	3,195,580
Service fees	84,066	54,421	6,628	300,407
Administration, accounting and transfer agent fees	101,764	29,049	3,622	294,627
Business management fees	101,680	28,250	2,942	307,119
Trustee fees	18,144	5,083	545	55,606
Distribution fees	2,798	1,043	215	71,351
Professional fees	43,540	27,763	22,463	87,141
Custodian fees	13,779	3,812	999	35,930
Other liabilities	19,757	6,424	4,154	195,100
Total Liabilities	3,792,825	516,726	377,073	9,675,591
NET ASSETS	$2,538,731,506	$707,191,674	$72,530,902	$7,652,962,889

COMPONENTS OF NET ASSETS
Paid-in capital	$1,477,437,302	$315,173,021	$36,033,213	$5,604,321,779
Total distributable earnings (loss)	1,061,294,204	392,018,653	36,497,689	2,048,641,110
NET ASSETS	$2,538,731,506	$707,191,674	$72,530,902	$7,652,962,889
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$1,837,800,778	$259,933,060	$18,093,933	$5,145,710,684
Shares outstanding (unlimited shares authorized)	68,732,378	8,139,209	1,321,822	119,451,730
Net asset value per share	$26.74	$31.94	$13.69	$43.08
Investor Shares:
Net assets	$687,057,830	$442,013,276	$53,364,149	$2,150,631,909
Shares outstanding (unlimited shares authorized)	26,299,680	13,882,608	3,899,296	50,850,497
Net asset value per share	$26.12	$31.84	$13.69	$42.29
Advisor Shares:
Net assets	$13,872,898	$5,245,338	$1,072,820	$356,620,296
Shares outstanding (unlimited shares authorized)	582,379	165,385	78,467	8,681,978
Net asset value per share	$23.82	$31.72	$13.67	$41.08
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
June 30, 2023

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	MID-CAP	SMALL-CAP	SMALL-CAP	SUSTAINABLE
	GROWTH	GROWTH	FUNDAMENTAL	SMALL-CAP
	FUND	FUND	VALUE FUND	CORE FUND
ASSETS
Investments:
Total investments, at cost	$75,808,153	$1,900,764,822	$926,195,558	$46,599,094
Net unrealized appreciation (depreciation)	19,963,836	347,927,699	250,908,050	3,906,610
Total investments, at value	95,771,989	2,248,692,521	1,177,103,608	50,505,704
Receivables:
Investments sold	193,488	—	3,698,523	852,471
Fund shares sold	1,618,514	6,448,852	2,862,316	2,552,730
Interest and dividends	26,755	1,647,383	2,082,960	45,850
Foreign tax reclaims	1,540	—	—	—
Prepaid expenses and other assets	33,628	112,910	63,459	29,121
Total Assets	97,645,914	2,256,901,666	1,185,810,866	53,985,876
LIABILITIES
Payables:
Investments purchased	714,061	12,234,109	1,938,715	453,466
Fund shares redeemed	462,955	747,491	70,686	—
Accrued Liabilities:
Investment advisory fees, net	49,269	1,519,619	804,774	28,383
Service fees	2,910	106,437	71,476	155
Administration, accounting and transfer agent fees	4,503	90,857	52,986	2,622
Business management fees	3,785	89,389	47,340	2,022
Trustee fees	675	16,010	8,133	372
Distribution fees	—	1,944	545	—
Professional fees	21,131	40,830	31,781	15,924
Custodian fees	2,324	12,077	7,166	2,618
Other liabilities	5,187	102,539	11,171	4,944
Total Liabilities	1,266,800	14,961,302	3,044,773	510,506
NET ASSETS	$96,379,114	$2,241,940,364	$1,182,766,093	$53,475,370

COMPONENTS OF NET ASSETS
Paid-in capital	$93,409,605	$1,912,002,915	$898,334,288	$56,895,572
Total distributable earnings (loss)	2,969,509	329,937,449	284,431,805	(3,420,202)
NET ASSETS	$96,379,114	$2,241,940,364	$1,182,766,093	$53,475,370
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$71,960,220	$1,349,939,833	$588,593,728	$51,934,956
Shares outstanding (unlimited shares authorized)	5,312,656	30,347,219	21,266,262	5,893,287
Net asset value per share	$13.55	$44.48	$27.68	$8.81
Investor Shares:
Net assets	$24,418,894	$882,356,206	$591,487,010	$1,540,414
Shares outstanding (unlimited shares authorized)	1,818,925	39,890,701	21,412,384	175,272
Net asset value per share	$13.42	$22.12	$27.62	$8.79
Advisor Shares:
Net assets	$—	$9,644,325	$2,685,355	$—
Shares outstanding (unlimited shares authorized)	—	460,809	97,941	—
Net asset value per share	$—	$20.93	$27.42	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
June 30, 2023

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	SUSTAINABLE	GLOBAL	SUSTAINABLE	INTERMEDIATE
	VALUE	LEADERS	INTERNATIONAL	INCOME
	FUND	FUND	LEADERS FUND	FUND
ASSETS
Investments:
Investments – unaffiliated, at cost	$46,738,308	$1,069,061,559	$20,635,707	$118,488,073
Investments – affiliated, at cost (Note 3)	—	—	—	16,952,513
Total investments, at cost	46,738,308	1,069,061,559	20,635,707	135,440,586
Net unrealized appreciation (depreciation) – unaffiliated	1,465,263	404,576,886	3,368,337	(8,165,199)
Net unrealized appreciation (depreciation) – affiliated (Note 3)	—	—	—	(1,895,496)
Total net unrealized appreciation (depreciation)	1,465,263	404,576,886	3,368,337	(10,060,695)
Investments – unaffiliated, at value	48,203,571	1,473,638,445	24,004,044	110,322,874
Investments – affiliated, at value (Note 3)	—	—	—	15,057,017
Total investments, at value	48,203,571	1,473,638,445	24,004,044	125,379,891
Cash deposit at broker – futures contracts (Note 6)	—	—	—	409,706
Gross unrealized appreciation – futures contracts (Note 6)	—	—	—	107,054
Receivables:
Investments sold	—	13,601,059	—	—
Fund shares sold	2,818,000	5,928,648	303,500	219,138
Interest and dividends	64,405	1,031,586	25,393	555,826
Foreign tax reclaims	3,119	1,666,725	21,233	—
Prepaid expenses and other assets	39,244	66,537	39,046	38,764
Total Assets	51,128,339	1,495,933,000	24,393,216	126,710,379
LIABILITIES
Gross unrealized depreciation – futures contracts (Note 6)	—	—	—	332,878
Payables:
Investments purchased	609,174	14,835,509	14,198	—
Fund shares redeemed	20,000	957,984	—	325,575
Distribution to shareholders	—	—	—	194,565
Accrued Liabilities:
Investment advisory fees, net	1,486	770,868	2,876	27,275
Service fees	20	9,510	179	5,168
Administration, accounting and transfer agent fees	1,909	63,956	1,637	7,759
Business management fees	1,854	59,298	942	5,168
Trustee fees	289	10,591	170	1,003
Distribution fees	—	—	—	651
Professional fees	14,415	34,891	15,666	23,554
Custodian fees	2,824	25,829	3,480	1,121
Other liabilities	5,739	16,990	7,341	5,418
Total Liabilities	657,710	16,785,426	46,489	930,135
NET ASSETS	$50,470,629	$1,479,147,574	$24,346,727	$125,780,244
COMPONENTS OF NET ASSETS
Paid-in capital	$48,896,961	$1,130,475,859	$21,055,034	$142,794,932
Total distributable earnings (loss)	1,573,668	348,671,715	3,291,693	(17,014,688)
NET ASSETS	$50,470,629	$1,479,147,574	$24,346,727	$125,780,244
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$50,307,224	$1,401,528,099	$22,884,026	$—
Shares outstanding (unlimited shares authorized)	5,013,635	63,468,329	2,175,502	—
Net asset value per share	$10.03	$22.08	$10.52	$—
Investor Shares:
Net assets	$163,405	$77,619,475	$1,462,701	$122,640,903
Shares outstanding (unlimited shares authorized)	16,302	3,528,012	139,432	12,774,168
Net asset value per share	$10.02	$22.00	$10.49	$9.60
Advisor Shares:
Net assets	$—	$—	$—	$3,139,341
Shares outstanding (unlimited shares authorized)	—	—	—	334,845
Net asset value per share	$—	$—	$—	$9.38

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
June 30, 2023

				BROWN
	BROWN	BROWN	BROWN	ADVISORY
	ADVISORY	ADVISORY	ADVISORY	TAX-EXEMPT
	SUSTAINABLE	MARYLAND	TAX-EXEMPT	SUSTAINABLE
	BOND FUND	BOND FUND	BOND FUND	BOND FUND
ASSETS
Investments:
Total investments, at cost	$992,102,247	$169,399,269	$798,921,129	$297,656,056
Net unrealized appreciation (depreciation)	(23,367,587)	(5,978,175)	(8,541,009)	(11,002,449)
Total investments, at value	968,734,660	163,421,094	790,380,120	286,653,607
Cash – segregated for open TBA transactions	722,000	—	—	—
Cash deposit at broker – futures contracts (Note 6)	5,120,460	—	—	—
Gross unrealized appreciation – futures contracts (Note 6)	585,624	—	—	—
Receivables:
Fund shares sold	5,544,986	77	2,726,792	105,600
Interest and dividends	4,074,445	2,088,639	5,671,997	2,953,311
Prepaid expenses and other assets	52,082	16,990	77,759	53,007
Total Assets	984,834,257	165,526,800	798,856,668	289,765,525
LIABILITIES
Gross unrealized depreciation – futures contracts (Note 6)	2,658,173	—	—	—
Payables:
Investments purchased	245,489,596	1,125,410	—	—
Fund shares redeemed	160,480	18,948	466,731	43,457
Distribution to shareholders	—	327,469	2,042,139	589,805
Accrued Liabilities:
Investment advisory fees	180,786	40,222	194,271	71,413
Service fees	517	6,704	320	11,902
Administration, accounting and transfer agent fees	39,319	9,743	35,389	14,137
Business management fees	30,131	6,704	32,379	11,902
Trustee fees	5,032	1,259	5,754	2,309
Professional fees	27,923	23,147	28,560	21,011
Custodian fees	6,052	1,002	4,099	1,729
Other liabilities	15,137	4,874	5,985	5,191
Total Liabilities	248,613,146	1,565,482	2,815,627	772,856
NET ASSETS	$736,221,111	$163,961,318	$796,041,041	$288,992,669

COMPONENTS OF NET ASSETS
Paid-in capital	$855,708,198	$178,470,225	$889,132,340	$314,586,571
Total distributable earnings (loss)	(119,487,087)	(14,508,907)	(93,091,299)	(25,593,902)
NET ASSETS	$736,221,111	$163,961,318	$796,041,041	$288,992,669
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$723,392,575	$—	$787,874,099	$—
Shares outstanding (unlimited shares authorized)	84,075,873	—	84,833,406	—
Net asset value per share	$8.60	$—	$9.29	$—
Investor Shares:
Net assets	$12,828,536	$163,961,318	$8,166,942	$288,992,669
Shares outstanding (unlimited shares authorized)	1,490,333	16,743,768	878,892	31,885,980
Net asset value per share	$8.61	$9.79	$9.29	$9.06
Advisor Shares:
Net assets	$—	$—	$—	$—
Shares outstanding (unlimited shares authorized)	—	—	—	—
Net asset value per share	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Assets and Liabilities
June 30, 2023

		BROWN
		ADVISORY –		BROWN
	BROWN	WMC	BROWN	ADVISORY –
	ADVISORY	STRATEGIC	ADVISORY	BEUTEL
	MORTGAGE	EUROPEAN	EMERGING	GOODMAN
	SECURITIES	EQUITY	MARKETS	LARGE-CAP
	FUND	FUND	SELECT FUND	VALUE FUND
ASSETS
Investments:
Total investments, at cost	$399,373,258	$200,355,277	$486,381,900	$1,446,614,446
Net unrealized appreciation (depreciation)	(19,656,257)	42,049,247	52,296,000	209,809,571
Total investments, at value	379,717,001	242,404,524	538,677,900	1,656,424,017
Cash – segregated for open TBA transactions	709,000	—	—	—
Foreign currency (Cost of $—, $11, $723,044, and $—, respectively.)	—	11	723,073	—
Cash deposit at broker – futures contracts (Note 6)	1,505,081	—	—	—
Gross unrealized appreciation – futures contracts (Note 6)	108	—	—	—
Receivables:
Investments sold	6,909	955,875	—	14,135,065
Fund shares sold	114,585	271,226	1,922,755	4,929,220
Interest and dividends	1,101,737	230,057	1,862,498	2,546,795
Foreign tax reclaims	—	1,828,113	24,873	—
Prepaid expenses and other assets	43,124	40,079	54,829	77,080
Total Assets	383,197,545	245,729,885	543,265,928	1,678,112,177
LIABILITIES
Gross unrealized depreciation – futures contracts (Note 6)	474,583	—	—	—
Payables:
Due to custodian	863,559	—	—	—
Investments purchased	77,172,820	319,396	2,706,284	10,239,981
Fund shares redeemed	169,513	144,441	295,846	450,301
Distribution to shareholders	682,266	—	—	—
Accrued Liabilities:
Investment advisory fees	75,770	179,065	394,612	598,426
Service fees	59	2,133	274	304
Administration, accounting and transfer agent fees	25,346	11,083	26,815	68,275
Business management fees	12,628	9,948	21,923	66,492
Trustee fees	2,416	1,898	4,111	12,399
Distribution fees	—	541	46	—
Professional fees	25,536	24,992	27,558	35,343
Custodian fees	3,601	13,229	69,316	9,109
Other liabilities	6,684	5,340	8,307	33,642
Total Liabilities	79,514,781	712,066	3,555,092	11,514,272
NET ASSETS	$303,682,764	$245,017,819	$539,710,836	$1,666,597,905

COMPONENTS OF NET ASSETS
Paid-in capital	$344,864,682	$223,567,524	$568,868,970	$1,472,417,124
Total distributable earnings (loss)	(41,181,918)	21,450,295	(29,158,134)	194,180,781
NET ASSETS	$303,682,764	$245,017,819	$539,710,836	$1,666,597,905
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$302,292,881	$227,406,932	$537,465,846	$1,664,063,062
Shares outstanding (unlimited shares authorized)	33,210,550	19,244,550	50,576,551	121,681,915
Net asset value per share	$9.10	$11.82	$10.63	$13.68
Investor Shares:
Net assets	$1,389,883	$14,921,698	$2,025,417	$2,534,843
Shares outstanding (unlimited shares authorized)	152,414	1,267,550	190,764	185,777
Net asset value per share	$9.12	$11.77	$10.62	$13.64
Advisor Shares:
Net assets	$—	$2,689,189	$219,573	$—
Shares outstanding (unlimited shares authorized)	—	231,895	20,618	—
Net asset value per share	$—	$11.60	$10.65	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Year Ended June 30, 2023

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	FLEXIBLE	EQUITY	SUSTAINABLE
	EQUITY	EQUITY	INCOME	GROWTH
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$10,768,271	$5,739,076	$1,797,181	$40,190,052
Less: foreign taxes withheld	(244,362)	(188,506)	(11,034)	—
Interest Income	2,057,119	693,068	88,924	4,587,113
Total investment income	12,581,028	6,243,638	1,875,071	44,777,165
EXPENSES
Investment advisory fees	13,506,956	2,735,029	448,827	33,265,353
Business management fees	1,159,723	316,879	37,402	3,120,210
Service fees -- Investor Shares (Note 3)	994,831	615,710	82,267	2,809,530
Administration, accounting and transfer agent fees	593,273	163,019	21,455	1,575,003
Trustee fees	128,253	34,687	4,194	331,823
Professional fees	119,083	47,936	24,924	277,817
Miscellaneous expenses	104,066	37,828	24,756	380,538
Registration fees	91,831	45,737	42,079	331,453
Custodian fees	77,698	20,484	4,017	188,238
Insurance fees	35,141	9,046	1,147	80,839
Distribution fees – Advisor Shares (Note 3)	31,287	11,509	2,691	793,436
Service fees – Advisor Shares (Note 3)	18,772	6,906	1,615	476,061
Total Expenses	16,860,914	4,044,770	695,374	43,630,301
Expenses waived by adviser – expense cap (Note 3)	—	—	(40,287)	—
Net Expenses	16,860,914	4,044,770	655,087	43,630,301
NET INVESTMENT INCOME (LOSS)	(4,279,886)	2,198,868	1,219,984	1,146,864
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	94,224,857	17,278,494	5,843,278	5,075,647
Net change in unrealized appreciation (depreciation) on investments	345,339,165	105,107,069	693,112	1,273,242,361
NET REALIZED AND UNREALIZED GAIN (LOSS)	439,564,022	122,385,563	6,536,390	1,278,318,008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$435,284,136	$124,584,431	$7,756,374	$1,279,464,872

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Year Ended June 30, 2023

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	MID-CAP	SMALL-CAP	SMALL-CAP	SUSTAINABLE
	GROWTH	GROWTH	FUNDAMENTAL	SMALL-CAP
	FUND	FUND	VALUE FUND	CORE FUND
INVESTMENT INCOME
Dividend income	$374,062	$10,265,308	$17,860,780	$346,243
Less: foreign taxes withheld	(10,003)	(102,946)	(1,494)	(372)
Interest Income	186,730	6,788,703	1,690,174	117,695
Total investment income	550,789	16,951,065	19,549,460	463,566
EXPENSES
Investment advisory fees	666,233	17,438,315	9,970,471	356,117
Business management fees	51,249	1,025,783	586,498	20,948
Service fees – Investor Shares (Note 3)	34,706	1,192,498	882,102	2,074
Registration fees	32,493	115,618	51,255	36,948
Administration, accounting and transfer agent fees	29,388	523,561	306,177	14,239
Miscellaneous expenses	25,355	287,360	58,846	21,455
Professional fees	24,798	105,010	70,606	17,199
Custodian fees	13,967	66,697	44,885	17,012
Trustee fees	5,958	109,830	64,192	2,115
Insurance fees	1,769	28,386	17,009	519
Interest expense on line of credit	557	—	—	—
Distribution fees – Advisor Shares (Note 3)	—	23,865	7,381	—
Service fees – Advisor Shares (Note 3)	—	14,319	4,429	—
Total Expenses	886,473	20,931,242	12,063,851	488,626
Expenses waived by adviser – expense cap (Note 3)	(11,288)	—	—	(96,918)
Net Expenses	875,185	20,931,242	12,063,851	391,708
NET INVESTMENT INCOME (LOSS)	(324,396)	(3,980,177)	7,485,609	71,858
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(5,529,060)	(8,554,578)	96,965,631	(6,281,256)
Net change in unrealized appreciation (depreciation) on investments	21,470,002	286,188,644	35,523,126	11,304,700
NET REALIZED AND UNREALIZED GAIN (LOSS)	15,940,942	277,634,066	132,488,757	5,023,444
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$15,616,546	$273,653,889	$139,974,366	$5,095,302

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Year Ended June 30, 2023

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	SUSTAINABLE	GLOBAL	SUSTAINABLE	INTERMEDIATE
	VALUE	LEADERS	INTERNATIONAL	INCOME
	FUND*	FUND	LEADERS FUND	FUND
INVESTMENT INCOME
Dividend income – unaffiliated	$247,122	$18,417,876	$306,201	$—
Dividend income – affiliated (Note 3)	—	—	—	489,493
Less: foreign taxes withheld	(1,423)	(1,678,322)	(33,911)	—
Interest Income	45,586	900,350	13,636	3,396,450
Total investment income	291,285	17,639,904	285,926	3,885,943
EXPENSES
Investment advisory fees	72,075	8,068,001	113,574	394,077
Miscellaneous expenses	22,016	59,228	31,583	29,240
Registration fees	16,268	51,958	37,890	32,952
Professional fees	14,415	73,990	16,041	27,779
Business management fees	6,006	620,616	7,572	65,680
Custodian fees	5,900	163,258	25,012	8,086
Administration, accounting and transfer agent fees	3,388	332,139	6,698	51,601
Trustee fees	361	66,943	660	7,324
Service fees – Investor Shares (Note 3)	111	112,746	1,625	64,059
Insurance fees	26	16,923	73	2,107
Distribution fees – Advisor Shares (Note 3)	—	—	—	8,106
Service fees – Advisor Shares (Note 3)	—	—	—	1,621
Total Expenses	140,566	9,565,802	240,728	692,632
Expenses waived by adviser – expense cap (Note 3)	(56,368)	—	(110,385)	—
Expenses waived by adviser – investments in affiliates (Note 3)	—	—	—	(47,084)
Net Expenses	84,198	9,565,802	130,343	645,548
NET INVESTMENT INCOME (LOSS)	207,087	8,074,102	155,583	3,240,395
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments and foreign currency transactions – unaffiliated	(98,682)	(27,957,625)	(165,459)	(4,019,911)
Investments – affiliated (Note 3)	—	—	—	(178,456)
Less: foreign capital gains taxes paid	—	(55,597)	—	—
Futures contracts (Note 6)	—	—	—	(60,328)
Net realized gain (loss)	(98,682)	(28,013,222)	(165,459)	(4,258,695)
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency transactions – unaffiliated	1,465,263	274,035,271	4,216,118	(268,249)
Investments – affiliated (Note 3)	—	—	—	(683,679)
Futures contracts (Note 6)	—	—	—	(225,824)
Net change in unrealized appreciation (depreciation)	1,465,263	274,035,271	4,216,118	(1,177,752)
NET REALIZED AND UNREALIZED GAIN (LOSS)	1,366,581	246,022,049	4,050,659	(5,436,447)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,573,668	$254,096,151	$4,206,242	$(2,196,052)

*  Inception date of Fund was February 28, 2023.  Results of operations are for the period from March 1, 2023 to June 30, 2023.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Year Ended June 30, 2023

				BROWN
	BROWN	BROWN	BROWN	ADVISORY
	ADVISORY	ADVISORY	ADVISORY	TAX-EXEMPT
	SUSTAINABLE	MARYLAND	TAX-EXEMPT	SUSTAINABLE
	BOND FUND	BOND FUND	BOND FUND	BOND FUND
INVESTMENT INCOME
Interest Income	$10,913,859	$4,796,630	$26,869,387	$9,460,133
Total investment income	10,913,859	4,796,630	26,869,387	9,460,133
EXPENSES
Investment advisory fees	1,009,823	497,156	2,255,552	907,428
Business management fees	168,304	82,859	375,925	151,238
Administration, accounting and transfer agent fees	107,162	60,130	219,499	97,718
Registration fees	52,918	14,296	58,793	55,213
Professional fees	32,672	28,643	54,124	29,999
Miscellaneous expenses	29,759	26,255	40,814	29,536
Custodian fees	17,043	5,616	22,287	10,674
Trustee fees	16,847	9,235	42,331	16,566
Service fees – Investor Shares (Note 3)	5,387	82,859	4,190	151,238
Insurance fees	4,579	2,428	12,260	4,805
Interest expense and fees on floating rate note obligations	—	—	202,936	46,270
Total expenses	1,444,494	809,477	3,288,711	1,500,685
NET INVESTMENT INCOME (LOSS)	9,469,365	3,987,153	23,580,676	7,959,448
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(16,191,539)	(3,837,761)	(47,633,476)	(13,460,318)
Futures contracts (Note 6)	(8,967,945)	—	—	—
Net realized gain (loss)	(25,159,484)	(3,837,761)	(47,633,476)	(13,460,318)
Net change in unrealized appreciation (depreciation) on:
Investments	5,364,657	3,652,185	48,140,333	8,854,591
Futures contracts (Note 6)	(1,623,915)	—	—	—
Net change in unrealized appreciation (depreciation)	3,740,742	3,652,185	48,140,333	8,854,591
NET REALIZED AND UNREALIZED GAIN (LOSS)	(21,418,742)	(185,576)	506,857	(4,605,727)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(11,949,377)	$3,801,577	$24,087,533	$3,353,721

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Operations
For the Year Ended June 30, 2023

		BROWN
		ADVISORY –		BROWN
	BROWN	WMC	BROWN	ADVISORY –
	ADVISORY	STRATEGIC	ADVISORY	BEUTEL
	MORTGAGE	EUROPEAN	EMERGING	GOODMAN
	SECURITIES	EQUITY	MARKETS	LARGE-CAP
	FUND	FUND	SELECT FUND	VALUE FUND
INVESTMENT INCOME
Dividend income	$—	$6,355,237	$14,187,923	$34,509,448
Less: foreign taxes withheld	—	(491,091)	(1,544,988)	—
Interest Income	10,585,784	224,635	585,988	1,449,341
Total investment income	10,585,784	6,088,781	13,228,923	35,958,789
EXPENSES
Investment advisory fees	925,904	1,944,111	4,475,037	6,619,867
Administration, accounting and transfer agent fees	158,095	64,663	149,624	373,851
Business management fees	154,317	108,006	248,613	735,541
Registration fees	38,667	43,642	52,574	80,313
Professional fees	35,466	32,844	43,847	79,639
Miscellaneous expenses	33,830	34,933	92,900	58,272
Custodian fees	23,424	78,560	425,611	50,377
Trustee fees	17,107	12,684	27,572	77,288
Insurance fees	4,582	3,907	7,669	18,608
Service fees – Investor Shares (Note 3)	888	20,823	4,664	1,533
Distribution fees – Advisor Shares (Note 3)	—	6,335	208	—
Interest expense on line of credit	—	5,246	26	—
Service fees – Advisor Shares (Note 3)	—	3,801	124	—
Total Expenses	1,392,280	2,359,555	5,528,469	8,095,289
NET INVESTMENT INCOME (LOSS)	9,193,504	3,729,226	7,700,454	27,863,500
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments and foreign currency transactions	(2,062,808)	(4,071,080)	(38,389,741)	(1,597,544)
Less: foreign capital gains taxes paid	—	—	(643,461)	—
Futures contracts (Note 6)	(1,857,534)	—	—	—
Net realized gain (loss)	(3,920,342)	(4,071,080)	(39,033,202)	(1,597,544)
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency transactions	(11,336,246)	24,114,599	50,890,808	204,984,398
Futures contracts (Note 6)	(684,785)	—	—	—
Net change in unrealized appreciation (depreciation)	(12,021,031)	24,114,599	50,890,808	204,984,398
NET REALIZED AND UNREALIZED GAIN (LOSS)	(15,941,373)	20,043,519	11,857,606	203,386,854
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(6,747,869)	$23,772,745	$19,558,060	$231,250,354
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	GROWTH EQUITY FUND		FLEXIBLE EQUITY FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2023	2022	2023	2022
OPERATIONS
Net investment income (loss)	$(4,279,886)	$(10,136,680)	$2,198,868	$1,272,601
Net realized gain (loss)	94,224,857	320,512,928	17,278,494	25,839,531
Net change in unrealized appreciation (depreciation)	345,339,165	(1,249,655,850)	105,107,069	(153,627,836)
Increase (Decrease) in Net Assets from Operations	435,284,136	(939,279,602)	124,584,431	(126,515,704)
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(107,639,242)	(275,948,219)	(7,731,108)	(8,262,600)
Investor Shares	(45,764,956)	(138,356,314)	(14,223,370)	(18,655,194)
Advisor Shares	(871,243)	(5,590,446)	(147,568)	(219,055)
Total Distributions from earnings	(154,275,441)	(419,894,979)	(22,102,046)	(27,136,849)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	352,800,458	381,560,551	64,414,428	70,583,169
Investor Shares	36,590,247	80,619,358	30,651,069	40,988,352
Advisor Shares	10,151,247	26,896,936	309,244	620,867
Reinvestment of distributions:
Institutional Shares	100,551,486	253,768,575	4,788,472	5,836,134
Investor Shares	40,450,324	118,404,207	9,054,154	12,052,985
Advisor Shares	620,663	4,917,946	123,434	183,082
Redemption of shares:
Institutional Shares	(434,576,260)	(435,493,543)	(41,913,971)	(31,443,322)
Investor Shares	(167,203,846)	(236,840,067)	(63,537,532)	(50,904,012)
Advisor Shares	(11,934,066)	(34,397,837)	(418,189)	(1,078,121)
Redemption fees:
Institutional Shares	6,352	11,465	777	444
Investor Shares	2,703	5,389	1,465	972
Advisor Shares	47	189	16	12
Increase (Decrease) from Capital Share Transactions	(72,540,645)	159,453,169	3,473,367	46,840,562
Increase (Decrease) in Net Assets	208,468,050	(1,199,721,412)	105,955,752	(106,811,991)
NET ASSETS
Beginning of period	2,330,263,456	3,529,984,868	601,235,922	708,047,913
End of period	$2,538,731,506	$2,330,263,456	$707,191,674	$601,235,922
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	14,949,462	12,166,771	2,252,589	2,178,083
Investor Shares	1,590,304	2,669,038	1,088,185	1,250,402
Advisor Shares	457,461	879,009	10,885	18,139
Reinvestment of distributions:
Institutional Shares	4,371,804	7,470,373	173,202	170,965
Investor Shares	1,798,592	3,553,548	327,852	354,732
Advisor Shares	30,232	160,194	4,487	5,407
Redemption of shares:
Institutional Shares	(18,251,670)	(14,049,474)	(1,487,103)	(1,040,187)
Investor Shares	(7,257,688)	(7,987,226)	(2,239,954)	(1,543,659)
Advisor Shares	(554,229)	(1,383,504)	(14,896)	(33,585)
Increase (Decrease) in shares outstanding	(2,865,732)	3,478,729	115,247	1,360,297

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	EQUITY INCOME FUND		SUSTAINABLE GROWTH FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2023	2022	2023	2022
OPERATIONS
Net investment income (loss)	$1,219,984	$1,207,032	$1,146,864	$(11,031,544)
Net realized gain (loss)	5,843,278	5,457,390	5,075,647	(16,664,224)
Net change in unrealized appreciation (depreciation)	693,112	(11,189,300)	1,273,242,361	(1,339,789,979)
Increase (Decrease) in Net Assets from Operations	7,756,374	(4,524,878)	1,279,464,872	(1,367,485,747)
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(1,775,016)	(2,468,228)	(10,470)	(78,187,846)
Investor Shares	(5,219,631)	(6,587,623)	—	(43,902,480)
Advisor Shares	(96,254)	(115,648)	—	(9,653,371)
Total Distributions from earnings	(7,090,901)	(9,171,499)	(10,470)	(131,743,697)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,100,358	478,781	2,078,959,516	2,005,175,548
Investor Shares	1,529,072	2,046,470	625,782,512	1,030,622,970
Advisor Shares	15,154	321,496	66,763,534	123,776,024
Reinvestment of distributions:
Institutional Shares	1,359,198	2,152,132	6,609	56,556,940
Investor Shares	2,987,657	3,880,879	—	41,803,230
Advisor Shares	88,881	106,378	—	8,653,932
Redemption of shares:
Institutional Shares	(4,518,036)	(3,116,960)	(1,155,544,299)	(1,135,113,014)
Investor Shares	(6,888,886)	(4,323,081)	(563,765,771)	(718,411,760)
Advisor Shares	(307,507)	(177,341)	(70,829,290)	(180,098,827)
Redemption fees:
Institutional Shares	110	3	39,252	71,351
Investor Shares	254	9	18,500	38,236
Advisor Shares	5	—	3,129	8,071
Increase (Decrease) from Capital Share Transactions	(4,633,740)	1,368,766	981,433,692	1,233,082,701
Increase (Decrease) in Net Assets	(3,968,267)	(12,327,611)	2,260,888,094	(266,146,743)
NET ASSETS
Beginning of period	76,499,169	88,826,780	5,392,074,795	5,658,221,538
End of period	$72,530,902	$76,499,169	$7,652,962,889	$5,392,074,795
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	82,290	31,118	55,092,165	44,847,524
Investor Shares	114,756	130,733	17,015,921	23,190,272
Advisor Shares	1,115	22,390	1,818,879	2,850,773
Reinvestment of distributions:
Institutional Shares	100,311	136,846	192	1,164,442
Investor Shares	219,723	245,871	—	874,545
Advisor Shares	6,567	6,775	—	185,707
Redemption of shares:
Institutional Shares	(332,348)	(201,386)	(31,017,390)	(26,141,586)
Investor Shares	(511,748)	(281,899)	(15,389,715)	(16,972,925)
Advisor Shares	(21,222)	(11,181)	(1,952,691)	(4,579,686)
Increase (Decrease) in shares outstanding	(340,556)	79,267	25,567,361	25,419,066

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	MID-CAP GROWTH FUND		SMALL-CAP GROWTH FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2023	2022	2023	2022
OPERATIONS
Net investment income (loss)	$(324,396)	$(936,942)	$(3,980,177)	$(14,384,338)
Net realized gain (loss)	(5,529,060)	2,710,782	(8,554,578)	286,916,765
Net change in unrealized appreciation (depreciation)	21,470,002	(60,667,176)	286,188,644	(850,780,591)
Increase (Decrease) in Net Assets from Operations	15,616,546	(58,893,336)	273,653,889	(578,248,164)
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(4,694,458)	(13,572,347)	(90,997,761)	(172,748,427)
Investor Shares	(1,478,899)	(2,932,131)	(59,674,115)	(97,870,446)
Advisor Shares	—	—	(715,728)	(1,547,788)
Total Distributions from earnings	(6,173,357)	(16,504,478)	(151,387,604)	(272,166,661)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	22,890,113	43,107,130	313,252,992	372,938,090
Investor Shares	1,781,026	3,875,663	212,108,666	252,904,768
Advisor Shares	—	—	991,855	1,726,282
Reinvestment of distributions:
Institutional Shares	3,302,277	9,182,645	81,812,339	154,065,376
Investor Shares	1,478,899	2,932,130	48,936,409	76,826,888
Advisor Shares	—	—	562,578	1,239,714
Redemption of shares:
Institutional Shares	(56,129,763)	(54,921,938)	(286,513,304)	(585,487,048)
Investor Shares	(4,037,738)	(3,688,971)	(131,723,686)	(133,061,987)
Advisor Shares	—	—	(1,734,771)	(3,897,674)
Redemption fees:
Institutional Shares	—	304	996	2,524
Investor Shares	—	73	626	1,510
Advisor Shares	—	—	8	20
Increase (Decrease) from Capital Share Transactions	(30,715,186)	487,036	237,694,708	137,258,463
Increase (Decrease) in Net Assets	(21,271,997)	(74,910,778)	359,960,993	(713,156,362)
NET ASSETS
Beginning of period	117,651,111	192,561,889	1,881,979,371	2,595,135,733
End of period	$96,379,114	$117,651,111	$2,241,940,364	$1,881,979,371
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,799,089	2,774,064	7,324,161	7,339,569
Investor Shares	141,511	239,082	9,912,100	9,959,575
Advisor Shares	—	—	48,938	67,703
Reinvestment of distributions:
Institutional Shares	265,456	543,030	1,951,630	2,953,141
Investor Shares	119,846	174,428	2,345,945	2,954,880
Advisor Shares	—	—	28,456	50,191
Redemption of shares:
Institutional Shares	(4,464,660)	(3,620,568)	(6,684,586)	(10,441,879)
Investor Shares	(319,291)	(225,993)	(6,200,437)	(5,242,403)
Advisor Shares	—	—	(85,972)	(148,477)
Increase (Decrease) in shares outstanding	(2,458,049)	(115,957)	8,640,235	7,492,300

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY SMALL-CAP		BROWN ADVISORY SUSTAINABLE
	FUNDAMENTAL VALUE FUND		SMALL-CAP CORE FUND
	Fiscal	Fiscal	Fiscal	Period
	Year Ended	Year Ended	Year Ended	Ended
	June 30,	June 30,	June 30,	June 30,
	2023	2022	2023	2022 *
OPERATIONS
Net investment income (loss)	$7,485,609	$2,737,257	$71,858	$(45,905)
Net realized gain (loss)	96,965,631	63,768,049	(6,281,256)	(1,070,893)
Net change in unrealized appreciation (depreciation)	35,523,126	(217,250,624)	11,304,700	(7,398,090)
Increase (Decrease) in Net Assets from Operations	139,974,366	(150,745,318)	5,095,302	(8,514,888)
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(33,185,482)	(4,049,873)	(588)	—
Investor Shares	(34,842,760)	(3,302,606)	(28)	—
Advisor Shares	(166,836)	(25,337)	—	—
Total Distributions from earnings	(68,195,078)	(7,377,816)	(616)	—
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	123,319,902	140,051,213	33,653,477	46,059,576
Investor Shares	53,655,900	66,382,144	1,807,860	1,451,889
Advisor Shares	40,206	979,581	—	—
Reinvestment of distributions:
Institutional Shares	20,951,164	2,331,041	389	—
Investor Shares	24,128,958	1,810,880	28	—
Advisor Shares	138,370	23,318	—	—
Redemption of shares:
Institutional Shares	(154,796,904)	(92,456,588)	(19,543,834)	(4,797,874)
Investor Shares	(85,835,294)	(73,150,092)	(1,264,572)	(471,459)
Advisor Shares	(839,784)	(5,249,287)	—	—
Redemption fees:
Institutional Shares	96	745	58	32
Investor Shares	99	783	2	—
Advisor Shares	—	9	—	—
Increase (Decrease) from Capital Share Transactions	(19,237,287)	40,723,747	14,653,408	42,242,164
Increase (Decrease) in Net Assets	52,542,001	(117,399,387)	19,748,094	33,727,276
NET ASSETS
Beginning of period	1,130,224,092	1,247,623,479	33,727,276	—
End of period	$1,182,766,093	$1,130,224,092	$53,475,370	$33,727,276
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	4,488,167	4,772,862	4,020,237	4,822,727
Investor Shares	1,971,442	2,260,434	216,947	154,549
Advisor Shares	1,455	33,132	—	—
Reinvestment of distributions:
Institutional Shares	761,092	76,504	46	—
Investor Shares	878,374	60,122	3	—
Advisor Shares	5,080	781	—	—
Redemption of shares:
Institutional Shares	(5,538,829)	(3,228,452)	(2,377,529)	(572,194)
Investor Shares	(3,122,087)	(2,541,718)	(146,693)	(49,534)
Advisor Shares	(30,535)	(188,010)	—	—
Increase (Decrease) in shares outstanding	(585,841)	1,245,655	1,713,011	4,355,548

*	Inception date of Fund was September 30, 2021. Results of operations are for the period from October 1, 2021 to June 30, 2022.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY	BROWN ADVISORY
	SUSTAINABLE VALUE FUND	GLOBAL LEADERS FUND
	Period	Fiscal	Fiscal
	Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,
	2023*	2023	2022
OPERATIONS
Net investment income (loss)	$207,087	$8,074,102	$5,863,125
Net realized gain (loss)	(98,682)	(28,013,222)	(16,477,413)
Net change in unrealized appreciation (depreciation)	1,465,263	274,035,271	(254,311,964)
Increase (Decrease) in Net Assets from Operations	1,573,668	254,096,151	(264,926,252)
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	—	(6,991,035)	(14,988,324)
Investor Shares	—	(395,703)	(1,060,271)
Total Distributions from earnings	—	(7,386,738)	(16,048,595)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	49,585,364	325,301,984	339,081,573
Investor Shares	1,664,985	3,611,292	4,247,887
Reinvestment of distributions:
Institutional Shares	—	1,666,735	9,094,459
Investor Shares	—	326,640	914,903
Redemption of shares:
Institutional Shares	(889,573)	(206,154,158)	(186,765,509)
Investor Shares	(1,463,815)	(17,052,237)	(6,590,291)
Redemption fees:
Institutional Shares	—	14	234
Investor Shares	—	1	18
Increase (Decrease) from Capital Share Transactions	48,896,961	107,700,271	159,983,274
Increase (Decrease) in Net Assets	50,470,629	354,409,684	(120,991,573)
NET ASSETS
Beginning of period	—	1,124,737,890	1,245,729,463
End of period	$50,470,629	$1,479,147,574	$1,124,737,890
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	5,106,507	16,769,670	15,443,430
Investor Shares	167,746	187,404	191,281
Reinvestment of distributions:
Institutional Shares	—	88,798	397,518
Investor Shares	—	17,449	40,127
Redemption of shares:
Institutional Shares	(92,872)	(10,875,202)	(9,234,359)
Investor Shares	(151,444)	(865,869)	(298,602)
Increase (Decrease) in shares outstanding	5,029,937	5,322,250	6,539,395

*	Inception date of Fund was February 28, 2023. Results of operations are for the period from March 1, 2023 to June 30, 2023.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY SUSTAINABLE		BROWN ADVISORY
	INTERNATIONAL LEADERS FUND		INTERMEDIATE INCOME FUND
	Fiscal	Period	Fiscal	Fiscal
	Year Ended	Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2023	2022*	2023	2022
OPERATIONS
Net investment income (loss)	$155,583	$34,438	$3,240,395	$1,860,766
Net realized gain (loss)	(165,459)	(62,944)	(4,258,695)	(2,248,374)
Net change in unrealized appreciation (depreciation)	4,216,118	(847,139)	(1,177,752)	(11,863,071)
Increase (Decrease) in Net Assets from Operations	4,206,242	(875,645)	(2,196,052)	(12,250,679)
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(35,516)	—	—	—
Investor Shares	(3,388)	—	(3,207,474)	(3,417,677)
Advisor Shares	—	—	(75,420)	(70,097)
Total Distributions from earnings	(38,904)	—	(3,282,894)	(3,487,774)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	13,043,816	7,086,900	—	—
Investor Shares	1,375,819	167,720	16,553,797	23,387,636
Advisor Shares	—	—	159,427	6,265
Reinvestment of distributions:
Institutional Shares	6,722	—	—	—
Investor Shares	2,778	—	925,384	1,761,869
Advisor Shares	—	—	70,124	64,688
Redemption of shares:
Institutional Shares	(215,587)	—	—	—
Investor Shares	(329,690)	(83,444)	(29,348,887)	(37,678,396)
Advisor Shares	—	—	(229,653)	(110,539)
Redemption fees:
Institutional Shares	—	—	—	—
Investor Shares	—	—	241	—
Advisor Shares	—	—	6	—
Increase (Decrease) from Capital Share Transactions	13,883,858	7,171,176	(11,869,561)	(12,568,477)
Increase (Decrease) in Net Assets	18,051,196	6,295,531	(17,348,507)	(28,306,930)
NET ASSETS
Beginning of period	6,295,531	—	143,128,751	171,435,681
End of period	$24,346,727	$6,295,531	$125,780,244	$143,128,751
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,462,731	738,279	—	—
Investor Shares	164,665	18,580	1,695,318	2,183,133
Advisor Shares	—	—	16,547	599
Reinvestment of distributions:
Institutional Shares	740	—	—	—
Investor Shares	306	—	95,347	164,134
Advisor Shares	—	—	7,400	6,202
Redemption of shares:
Institutional Shares	(26,248)	—	—	—
Investor Shares	(34,394)	(9,725)	(3,014,392)	(3,539,398)
Advisor Shares	—	—	(24,348)	(10,639)
Increase (Decrease) in shares outstanding	1,567,800	747,134	(1,224,128)	(1,195,969)

*	Inception date of Fund was February 28, 2022. Results of operations are for the period from March 1, 2022 to June 30, 2022.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	SUSTAINABLE BOND FUND		MARYLAND BOND FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2023	2022	2023	2022
OPERATIONS
Net investment income (loss)	$9,469,365	$3,953,652	$3,987,153	$3,250,505
Net realized gain (loss)	(25,159,484)	(9,154,540)	(3,837,761)	210,870
Net change in unrealized appreciation (depreciation)	3,740,742	(25,164,517)	3,652,185	(18,477,603)
Increase (Decrease) in Net Assets from Operations	(11,949,377)	(30,365,405)	3,801,577	(15,016,228)
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(9,183,982)	(8,001,304)	—	—
Investor Shares	(287,987)	(194,495)	(4,607,468)	(4,014,863)
Total Distributions from earnings	(9,471,969)	(8,195,799)	(4,607,468)	(4,014,863)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	180,573,932	159,424,414	—	—
Investor Shares	9,585,925	11,554,019	174,773,197	56,966,673
Reinvestment of distributions:
Institutional Shares	2,286,754	3,802,817	—	—
Investor Shares	266,441	162,462	929,140	952,297
Redemption of shares:
Institutional Shares	(71,731,117)	(42,360,363)	—	—
Investor Shares	(9,806,662)	(2,924,624)	(180,499,653)	(55,806,102)
Redemption fees:
Institutional Shares	1,010	1,302	—	—
Investor Shares	36	25	—	110
Proceeds from shares issued in fund reorganization (Note 9)
Institutional Shares	331,003,377	—	—	—
Investor Shares	878,796	—	—	—
Increase (Decrease) from Capital Share Transactions	443,058,492	129,660,052	(4,797,316)	2,112,978
Increase (Decrease) in Net Assets	421,637,146	91,098,848	(5,603,207)	(16,918,113)
NET ASSETS
Beginning of period	314,583,965	223,485,117	169,564,525	186,482,638
End of period	$736,221,111	$314,583,965	$163,961,318	$169,564,525
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	20,636,386	15,961,037	—	—
Investor Shares	1,081,597	1,186,336	18,023,157	5,651,669
Reinvestment of distributions:
Institutional Shares	260,828	375,350	—	—
Investor Shares	30,316	16,498	95,116	90,983
Redemption of shares:
Institutional Shares	(8,155,671)	(4,269,472)	—	—
Investor Shares	(1,108,532)	(298,090)	(18,676,506)	(5,577,877)
Shares issued in fund reorganization (Note 9)
Institutional Shares	38,304,761	—	—	—
Investor Shares	101,652	—	—	—
Increase (Decrease) in shares outstanding	51,151,337	12,971,659	(558,233)	164,775

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

			BROWN ADVISORY
	BROWN ADVISORY		TAX-EXEMPT SUSTAINABLE
	TAX-EXEMPT BOND FUND		BOND FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2023	2022	2023	2022
OPERATIONS
Net investment income (loss)	$23,580,676	$19,682,290	$7,959,448	$3,423,105
Net realized gain (loss)	(47,633,476)	(9,540,526)	(13,460,318)	(865,645)
Net change in unrealized appreciation (depreciation)	48,140,333	(112,871,511)	8,854,591	(23,410,467)
Increase (Decrease) in Net Assets from Operations	24,087,533	(102,729,747)	3,353,721	(20,853,007)
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(26,053,611)	(34,628,408)	—	—
Investor Shares	(287,501)	(374,891)	(7,959,450)	(5,478,484)
Total Distributions from earnings	(26,341,112)	(35,003,299)	(7,959,450)	(5,478,484)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	663,635,553	637,663,948	—	—
Investor Shares	1,633,814	4,335,508	277,423,997	396,995,743
Reinvestment of distributions:
Institutional Shares	5,222,194	9,825,503	—	—
Investor Shares	198,959	294,490	1,966,078	1,763,101
Redemption of shares:
Institutional Shares	(684,366,338)	(896,185,976)	—	—
Investor Shares	(4,123,128)	(4,099,830)	(311,401,610)	(225,943,989)
Redemption fees:
Institutional Shares	2,116	17,483	—	—
Investor Shares	27	228	3,970	—
Increase (Decrease) from Capital Share Transactions	(17,796,803)	(248,148,646)	(32,007,565)	172,814,855
Increase (Decrease) in Net Assets	(20,050,382)	(385,881,692)	(36,613,294)	146,483,364
NET ASSETS
Beginning of period	816,091,423	1,201,973,115	325,605,963	179,122,599
End of period	$796,041,041	$816,091,423	$288,992,669	$325,605,963
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	72,302,156	65,221,608	—	—
Investor Shares	176,346	426,907	30,707,463	42,084,402
Reinvestment of distributions:
Institutional Shares	565,465	965,050	—	—
Investor Shares	21,550	29,233	217,344	178,766
Redemption of shares:
Institutional Shares	(74,745,047)	(92,881,842)	—	—
Investor Shares	(447,059)	(426,915)	(34,843,481)	(24,043,028)
Increase (Decrease) in shares outstanding	(2,126,589)	(26,665,959)	(3,918,674)	18,220,140

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

			BROWN ADVISORY –
	BROWN ADVISORY		WMC STRATEGIC
	MORTGAGE SECURITIES FUND		EUROPEAN EQUITY FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2023	2022	2023	2022
OPERATIONS
Net investment income (loss)	$9,193,504	$3,074,230	$3,729,226	$5,111,540
Net realized gain (loss)	(3,920,342)	(12,028,236)	(4,071,080)	19,984,117
Net change in unrealized appreciation (depreciation)	(12,021,031)	(19,041,561)	24,114,599	(73,227,666)
Increase (Decrease) in Net Assets from Operations	(6,747,869)	(27,995,567)	23,772,745	(48,132,009)
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(9,638,698)	(4,677,567)	(4,638,118)	(39,782,444)
Investor Shares	(52,840)	(74,133)	(312,015)	(2,675,078)
Advisor Shares	—	—	(66,310)	(291,103)
Total Distributions from earnings	(9,691,538)	(4,751,700)	(5,016,443)	(42,748,625)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	61,373,989	118,379,326	74,999,578	73,379,075
Investor Shares	175,883	3,065,938	5,643,182	3,769,255
Advisor Shares	—	—	642,046	85,946
Reinvestment of distributions:
Institutional Shares	2,100,585	1,066,255	1,932,897	25,171,967
Investor Shares	46,398	69,579	209,903	2,448,466
Advisor Shares	—	—	61,604	261,014
Redemption of shares:
Institutional Shares	(55,235,735)	(65,225,740)	(99,210,794)	(198,998,347)
Investor Shares	(937,681)	(32,413,085)	(10,980,068)	(21,380,373)
Advisor Shares	—	—	(770,892)	(1,020,116)
Redemption fees:
Institutional Shares	—	1,196	93	155
Investor Shares	—	53	6	11
Advisor Shares	—	—	1	1
Increase (Decrease) from Capital Share Transactions	7,523,439	24,943,522	(27,472,444)	(116,282,946)
Increase (Decrease) in Net Assets	(8,915,968)	(7,803,745)	(8,716,142)	(207,163,580)
NET ASSETS
Beginning of period	312,598,732	320,402,477	253,733,961	460,897,541
End of period	$303,682,764	$312,598,732	$245,017,819	$253,733,961
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	6,588,484	11,590,189	6,596,970	5,914,962
Investor Shares	18,626	290,909	483,769	314,904
Advisor Shares	—	—	61,589	7,401
Reinvestment of distributions:
Institutional Shares	228,007	105,899	180,946	2,137,667
Investor Shares	5,022	6,750	19,782	208,879
Advisor Shares	—	—	5,902	22,571
Redemption of shares:
Institutional Shares	(5,961,698)	(6,667,160)	(10,012,965)	(17,491,598)
Investor Shares	(101,285)	(3,082,802)	(1,081,748)	(1,728,896)
Advisor Shares	—	—	(70,370)	(84,585)
Increase (Decrease) in shares outstanding	777,156	2,243,785	(3,816,125)	(10,698,695)
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY –
	EMERGING MARKETS		BEUTEL GOODMAN
	SELECT FUND		LARGE-CAP VALUE FUND
	Fiscal	Fiscal	Fiscal	Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,
	2023	2022	2023	2022
OPERATIONS
Net investment income (loss)	$7,700,454	$7,078,760	$27,863,500	$20,726,650
Net realized gain (loss)	(39,033,202)	(25,774,876)	(1,597,544)	53,479,529
Net change in unrealized appreciation (depreciation)	50,890,808	(103,939,313)	204,984,398	(188,731,926)
Increase (Decrease) in Net Assets from Operations	19,558,060	(122,635,429)	231,250,354	(114,525,747)
DISTRIBUTIONS FROM EARNINGS
Institutional Shares	(6,069,695)	(3,771,869)	(52,068,822)	(100,197,515)
Investor Shares	(47,726)	(28,421)	(26,989)	(11,377)
Advisor Shares	(270)	(102)	—	—
Total Distributions from earnings	(6,117,691)	(3,800,392)	(52,095,811)	(100,208,892)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	215,596,170	266,062,494	435,357,095	449,186,248
Investor Shares	611,646	720,579	2,340,189	233,378
Advisor Shares	192,224	19,089	—	—
Reinvestment of distributions:
Institutional Shares	1,405,878	838,107	27,731,260	68,672,974
Investor Shares	47,075	26,928	26,670	11,084
Advisor Shares	271	101	—	—
Redemption of shares:
Institutional Shares	(196,962,728)	(167,258,402)	(215,339,444)	(215,216,159)
Investor Shares	(3,226,011)	(1,192,540)	(163,756)	(33,532)
Advisor Shares	(7,708)	(10,393)	—	—
Redemption fees:
Institutional Shares	2,375	270	557	750
Investor Shares	20	2	—	—
Advisor Shares	—	—	—	—
Increase (Decrease) from Capital Share Transactions	17,659,212	99,206,235	249,952,571	302,854,743
Increase (Decrease) in Net Assets	31,099,581	(27,229,586)	429,107,114	88,120,104
NET ASSETS
Beginning of period	508,611,255	535,840,841	1,237,490,791	1,149,370,687
End of period	$539,710,836	$508,611,255	$1,666,597,905	$1,237,490,791
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	21,527,213	23,021,825	33,565,417	34,023,120
Investor Shares	61,146	62,170	179,132	17,585
Advisor Shares	18,626	1,630	—	—
Reinvestment of distributions:
Institutional Shares	140,167	70,846	2,078,008	5,328,934
Investor Shares	4,693	2,276	2,023	860
Advisor Shares	27	9	—	—
Redemption of shares:
Institutional Shares	(20,841,533)	(15,503,874)	(16,734,091)	(16,332,410)
Investor Shares	(306,384)	(103,606)	(12,640)	(2,571)
Advisor Shares	(724)	(876)	—	—
Increase (Decrease) in shares outstanding	603,231	7,550,400	19,077,849	23,035,518

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY GROWTH EQUITY FUND:

Institutional Shares*
07/01/22	06/30/23	$23.82	(0.03)	4.59	4.56	—	(1.64)	(1.64)	$26.74	20.22%	$1,837,801		(0.14)%	0.68%	0.68%	21%
07/01/21	06/30/22	37.39	(0.09)	(9.01)	(9.10)	—	(4.47)	(4.47)	23.82	(27.88)	1,611,983		(0.26)	0.66	0.66	21
07/01/20	06/30/21	29.05	(0.06)	10.02	9.96	—	(1.62)	(1.62)	37.39	35.14	2,321,278		(0.19)	0.67	0.67	25
07/01/19	06/30/20	24.80	(0.04)	5.56	5.52	—	(1.27)	(1.27)	29.05	22.88	1,849,565		(0.16)	0.69	0.69	22
07/01/18	06/30/19	23.91	(0.04)	3.38	3.34	—	(2.45)	(2.45)	24.80	16.69	1,523,633		(0.19)	0.70	0.70	22

Investor Shares*
07/01/22	06/30/23	23.35	(0.07)	4.48	4.41	—	(1.64)	(1.64)	26.12	20.03	687,058		(0.29)	0.83	0.83	21
07/01/21	06/30/22	36.79	(0.13)	(8.84)	(8.97)	—	(4.47)	(4.47)	23.35	(28.02)	704,341		(0.41)	0.81	0.81	21
07/01/20	06/30/21	28.64	(0.11)	9.88	9.77	—	(1.62)	(1.62)	36.79	34.98	1,174,666		(0.34)	0.82	0.82	25
07/01/19	06/30/20	24.50	(0.08)	5.49	5.41	—	(1.27)	(1.27)	28.64	22.70	983,640		(0.31)	0.84	0.84	22
07/01/18	06/30/19	23.69	(0.08)	3.34	3.26	—	(2.45)	(2.45)	24.50	16.50	828,388		(0.34)	0.85	0.85	22

Advisor Shares*
07/01/22	06/30/23	21.48	(0.12)	4.10	3.98	—	(1.64)	(1.64)	23.82	19.76	13,873		(0.54)	1.08	1.08	21
07/01/21	06/30/22	34.27	(0.20)	(8.12)	(8.32)	—	(4.47)	(4.47)	21.48	(28.20)	13,940		(0.66)	1.06	1.06	21
07/01/20	06/30/21	26.84	(0.18)	9.23	9.05	—	(1.62)	(1.62)	34.27	34.63	34,042		(0.59)	1.07	1.07	25
07/01/19	06/30/20	23.09	(0.14)	5.16	5.02	—	(1.27)	(1.27)	26.84	22.39	13,692		(0.56)	1.09	1.09	22
07/01/18	06/30/19	22.53	(0.13)	3.14	3.01	—	(2.45)	(2.45)	23.09	16.22	6,683		(0.59)	1.10	1.10	22

BROWN ADVISORY FLEXIBLE EQUITY FUND:

Institutional Shares*
07/01/22	06/30/23	27.31	0.13	5.55	5.68	(0.13)	(0.92)	(1.05)	31.94	21.44	259,933		0.45	0.54	0.54	12
07/01/21	06/30/22	34.26	0.09	(5.71)	(5.62)	(0.06)	(1.27)	(1.33)	27.31	(17.18)	196,675		0.29	0.53	0.53	10
07/01/20	06/30/21	24.36	0.07	10.76	10.83	(0.09)	(0.84)	(0.93)	34.26	45.26	201,849		0.25	0.54	0.54	13
07/01/19	06/30/20	22.92	0.11	2.50	2.61	(0.15)	(1.02)	(1.17)	24.36	11.29	134,574		0.47	0.56	0.56	12
07/01/18	06/30/19	21.94	0.17	1.63	1.80	(0.08)	(0.74)	(0.82)	22.92	8.94	135,190		0.78	0.57	0.57	14

Investor Shares*
07/01/22	06/30/23	27.20	0.08	5.54	5.62	(0.06)	(0.92)	(0.98)	31.84	21.24	442,013		0.30	0.69	0.69	12
07/01/21	06/30/22	34.16	0.04	(5.70)	(5.66)	(0.03)	(1.27)	(1.30)	27.20	(17.32)	400,090		0.14	0.68	0.68	10
07/01/20	06/30/21	24.31	0.03	10.73	10.76	(0.07)	(0.84)	(0.91)	34.16	45.05	500,233		0.10	0.69	0.69	13
07/01/19	06/30/20	22.88	0.07	2.49	2.56	(0.11)	(1.02)	(1.13)	24.31	11.12	362,695		0.32	0.71	0.71	12
07/01/18	06/30/19	21.90	0.14	1.63	1.77	(0.05)	(0.74)	(0.79)	22.88	8.77	343,917		0.63	0.72	0.72	14

Advisor Shares*
07/01/22	06/30/23	27.11	0.01	5.52	5.53	—	(0.92)	(0.92)	31.72	20.93	5,245		0.05	0.94	0.94	12
07/01/21	06/30/22	34.10	(0.04)	(5.68)	(5.72)	—	(1.27)	(1.27)	27.11	(17.51)	4,471		(0.11)	0.93	0.93	10
07/01/20	06/30/21	24.30	(0.04)	10.72	10.68	(0.04)	(0.84)	(0.88)	34.10	44.69	5,965		(0.15)	0.94	0.94	13
07/01/19	06/30/20	22.90	0.02	2.48	2.50	(0.08)	(1.02)	(1.10)	24.30	10.84	4,403		0.07	0.96	0.96	12
07/01/18	06/30/19	21.91	0.08	1.65	1.73	—	(0.74)	(0.74)	22.90	8.52	4,652		0.38	0.97	0.97	14

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY EQUITY INCOME FUND:

Institutional Shares*
07/01/22	06/30/23	$13.57	0.24	1.21	1.45	(0.24)	(1.09)	(1.33)	$13.69	10.95%	$18,094		1.75%	0.76%	0.81%	6%
07/01/21	06/30/22	15.98	0.23	(0.96)	(0.73)	(0.23)	(1.45)	(1.68)	13.57	(5.87)	19,964		1.46	0.76	0.79	11
07/01/20	06/30/21	12.97	0.23	3.75	3.98	(0.23)	(0.74)	(0.97)	15.98	31.84	24,045		1.59	0.77	0.80	20
07/01/19	06/30/20	14.15	0.23	(0.10)	0.13	(0.23)	(1.08)	(1.31)	12.97	0.46	22,026		1.66	0.80	0.80	16
07/01/18	06/30/19	14.41	0.26	1.33	1.59	(0.27)	(1.58)	(1.85)	14.15	13.12	26,449		1.87	0.80	0.80	11

Investor Shares*
07/01/22	06/30/23	13.56	0.22	1.22	1.44	(0.22)	(1.09)	(1.31)	13.69	10.87	53,364		1.60	0.91	0.96	6
07/01/21	06/30/22	15.97	0.21	(0.96)	(0.75)	(0.21)	(1.45)	(1.66)	13.56	(6.02)	55,288		1.31	0.91	0.94	11
07/01/20	06/30/21	12.96	0.21	3.75	3.96	(0.21)	(0.74)	(0.95)	15.97	31.67	63,600		1.44	0.92	0.95	20
07/01/19	06/30/20	14.15	0.21	(0.11)	0.10	(0.21)	(1.08)	(1.29)	12.96	0.24	55,228		1.51	0.95	0.95	16
07/01/18	06/30/19	14.40	0.24	1.34	1.58	(0.25)	(1.58)	(1.83)	14.15	13.03	62,309		1.72	0.95	0.95	11

Advisor Shares*
07/01/22	06/30/23	13.55	0.18	1.21	1.39	(0.18)	(1.09)	(1.27)	13.67	10.51	1,073		1.35	1.16	1.21	6
07/01/21	06/30/22	15.96	0.17	(0.96)	(0.79)	(0.17)	(1.45)	(1.62)	13.55	(6.24)	1,247		1.06	1.16	1.19	11
07/01/20	06/30/21	12.96	0.17	3.74	3.91	(0.17)	(0.74)	(0.91)	15.96	31.27	1,182		1.19	1.17	1.20	20
07/01/19	06/30/20	14.14	0.17	(0.10)	0.07	(0.17)	(1.08)	(1.25)	12.96	0.05	886		1.26	1.20	1.20	16
07/01/18	06/30/19	14.40	0.21	1.33	1.54	(0.22)	(1.58)	(1.80)	14.14	12.67	1,017		1.47	1.20	1.20	11

BROWN ADVISORY SUSTAINABLE GROWTH FUND:

Institutional Shares*
07/01/22	06/30/23	35.42	0.03	7.63	7.66	— +	—	—	43.08	21.63	5,145,711		0.08	0.63	0.63	13
07/01/21	06/30/22	44.56	(0.04)	(8.19)	(8.23)	—	(0.91)	(0.91)	35.42	(19.02)	3,378,590		(0.10)	0.63	0.63	19
07/01/20	06/30/21	31.96	(0.03)	12.63	12.60	—	—	—	44.56	39.42	3,364,728		(0.08)	0.65	0.65	23
07/01/19	06/30/20	26.39	0.01	5.77	5.78	—	(0.21)	(0.21)	31.96	22.01	1,601,989		0.05	0.70	0.70	20
07/01/18	06/30/19	23.02	0.03	4.12	4.15	—	(0.78)	(0.78)	26.39	18.89	749,949		0.10	0.73	0.73	21

Investor Shares*
07/01/22	06/30/23	34.83	(0.02)	7.48	7.46	—	—	—	42.29	21.42	2,150,632		(0.07)	0.78	0.78	13
07/01/21	06/30/22	43.90	(0.11)	(8.05)	(8.16)	—	(0.91)	(0.91)	34.83	(19.15)	1,714,513		(0.25)	0.78	0.78	19
07/01/20	06/30/21	31.52	(0.09)	12.47	12.38	—	—	—	43.90	39.28	1,849,429		(0.23)	0.80	0.80	23
07/01/19	06/30/20	26.07	(0.03)	5.69	5.66	—	(0.21)	(0.21)	31.52	21.82	1,108,023		(0.10)	0.85	0.85	20
07/01/18	06/30/19	22.79	(0.01)	4.07	4.06	—	(0.78)	(0.78)	26.07	18.68	374,769		(0.05)	0.88	0.88	21

Advisor Shares*
07/01/22	06/30/23	33.91	(0.11)	7.28	7.17	—	—	—	41.08	21.14	356,620		(0.32)	1.03	1.03	13
07/01/21	06/30/22	42.87	(0.21)	(7.84)	(8.05)	—	(0.91)	(0.91)	33.91	(19.35)	298,972		(0.50)	1.03	1.03	19
07/01/20	06/30/21	30.86	(0.18)	12.19	12.01	—	—	—	42.87	38.92	444,064		(0.48)	1.05	1.05	23
07/01/19	06/30/20	25.59	(0.09)	5.57	5.48	—	(0.21)	(0.21)	30.86	21.53	285,542		(0.35)	1.10	1.10	20
07/01/18	06/30/19	22.44	(0.07)	4.00	3.93	—	(0.78)	(0.78)	25.59	18.39	250,871		(0.30)	1.13	1.13	21

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY MID-CAP GROWTH FUND:

Institutional Shares*
07/01/22	06/30/23	$12.29	(0.04)	2.11	2.07	—	(0.81)	(0.81)	$13.55	17.38%	$71,960		(0.28)%	0.82%	0.83%	55%
07/01/21	06/30/22	19.86	(0.09)	(5.73)	(5.82)	—	(1.75)	(1.75)	12.29	(31.54)	94,754		(0.52)	0.79	0.79	48
07/01/20	06/30/21	13.86	(0.08)	6.08	6.00	—	—	—	19.86	43.03	159,180		(0.44)	0.76	0.79	48
07/01/19	06/30/20	13.14	(0.01)	0.77	0.76	—	(0.04)	(0.04)	13.86	5.68	100,367		(0.11)	0.70	0.88	35
07/02/18^	06/30/19	11.42	(0.00)	1.83	1.83	—	(0.11)	(0.11)	13.14	16.36	42,404		(0.00)	0.70	1.04	46

Investor Shares*
07/01/22	06/30/23	12.20	(0.05)	2.08	2.03	—	(0.81)	(0.81)	13.42	17.26	24,419		(0.43)	0.97	0.98	55
07/01/21	06/30/22	19.76	(0.11)	(5.70)	(5.81)	—	(1.75)	(1.75)	12.20	(31.70)	22,897		(0.67)	0.94	0.94	48
07/01/20	06/30/21	13.81	(0.10)	6.05	5.95	—	—	—	19.76	42.90	33,381		(0.59)	0.91	0.94	48
07/01/19	06/30/20	13.12	(0.03)	0.76	0.73	—	(0.04)	(0.04)	13.81	5.46	28,477		(0.26)	0.85	1.03	35
07/01/18	06/30/19	11.36	(0.02)	1.89	1.87	—	(0.11)	(0.11)	13.12	16.80	2,933		(0.15)	0.85	1.19	46

BROWN ADVISORY SMALL-CAP GROWTH FUND:

Institutional Shares*
07/01/22	06/30/23	41.98	(0.06)	5.88	5.82	—	(3.32)	(3.32)	44.48	14.33	1,349,940		(0.13)	0.96	0.96	29
07/01/21	06/30/22	63.00	(0.32)	(13.47)	(13.79)	—	(7.23)	(7.23)	41.98	(24.11)	1,165,292		(0.59)	0.95	0.95	27
07/01/20	06/30/21	44.31	(0.34)	19.48	19.14	—	(0.45)	(0.45)	63.00	43.31	1,758,121		(0.61)	0.95	0.95	32
07/01/19	06/30/20	44.24	(0.20)	1.15	0.95	—	(0.88)	(0.88)	44.31	2.18	1,039,126		(0.48)	0.97	0.97	29
07/01/18	06/30/19	40.64	(0.15)	5.52	5.37	(0.18)	(1.59)	(1.77)	44.24	14.56	838,698		(0.36)	0.98	0.98	44

Investor Shares*
07/01/22	06/30/23	20.91	(0.06)	2.92	2.86	—	(1.65)	(1.65)	22.12	14.17	882,356		(0.28)	1.11	1.11	29
07/01/21	06/30/22	31.42	(0.20)	(6.71)	(6.91)	—	(3.60)	(3.60)	20.91	(24.23)	707,378		(0.74)	1.10	1.10	27
07/01/20	06/30/21	22.13	(0.21)	9.72	9.51	—	(0.22)	(0.22)	31.42	43.11	822,075		(0.76)	1.10	1.10	32
07/01/19	06/30/20	22.13	(0.13)	0.57	0.44	—	(0.44)	(0.44)	22.13	2.02	511,028		(0.63)	1.12	1.12	29
07/01/18	06/30/19	20.34	(0.10)	2.77	2.67	(0.08)	(0.80)	(0.88)	22.13	14.40	493,421		(0.51)	1.13	1.13	44

Advisor Shares*
07/01/22	06/30/23	19.83	(0.11)	2.78	2.67	—	(1.57)	(1.57)	20.93	13.91	9,644		(0.53)	1.36	1.36	29
07/01/21	06/30/22	29.88	(0.26)	(6.37)	(6.63)	—	(3.42)	(3.42)	19.83	(24.44)	9,309		(0.99)	1.35	1.35	27
07/01/20	06/30/21	21.10	(0.26)	9.25	8.99	—	(0.21)	(0.21)	29.88	42.74	14,939		(1.01)	1.35	1.35	32
07/01/19	06/30/20	21.15	(0.18)	0.55	0.37	—	(0.42)	(0.42)	21.10	1.78	12,159		(0.88)	1.37	1.37	29
07/01/18	06/30/19	19.46	(0.15)	2.64	2.49	(0.04)	(0.76)	(0.80)	21.15	14.08	14,489		(0.76)	1.38	1.38	44
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND:

Institutional Shares*
07/01/22	06/30/23	$26.09	0.20	3.09	3.29	(0.13)	(1.57)	(1.70)	$27.68	12.67%	$588,594		0.71%	0.95%	0.95%	35%
07/01/21	06/30/22	29.65	0.09	(3.45)	(3.36)	(0.10)	(0.10)	(0.20)	26.09	(11.45)	562,382		0.29	0.95	0.95	27
07/01/20	06/30/21	19.25	0.11	10.44	10.55	(0.15)	—	(0.15)	29.65	54.97	591,096		0.43	0.95	0.95	42
07/01/19	06/30/20	24.77	0.21	(4.46)	(4.25)	(0.13)	(1.14)	(1.27)	19.25	(18.38)	336,819		0.94	0.97	0.97	56
07/01/18	06/30/19	29.16	0.29	(1.54)	(1.25)	(0.21)	(2.93)	(3.14)	24.77	(2.91)	447,846		1.10	0.97	0.97	36

Investor Shares*
07/01/22	06/30/23	26.04	0.16	3.08	3.24	(0.09)	(1.57)	(1.66)	27.62	12.49	591,487		0.56	1.10	1.10	35
07/01/21	06/30/22	29.60	0.04	(3.45)	(3.41)	(0.05)	(0.10)	(0.15)	26.04	(11.59)	564,689		0.14	1.10	1.10	27
07/01/20	06/30/21	19.22	0.07	10.42	10.49	(0.11)	—	(0.11)	29.60	54.74	648,403		0.28	1.10	1.10	42
07/01/19	06/30/20	24.75	0.18	(4.46)	(4.28)	(0.11)	(1.14)	(1.25)	19.22	(18.49)	432,498		0.79	1.12	1.12	56
07/01/18	06/30/19	29.12	0.25	(1.53)	(1.28)	(0.16)	(2.93)	(3.09)	24.75	(3.05)	577,212		0.95	1.12	1.12	36

Advisor Shares*
07/01/22	06/30/23	25.86	0.09	3.07	3.16	(0.03)	(1.57)	(1.60)	27.42	12.25	2,685		0.31	1.35	1.35	35
07/01/21	06/30/22	29.43	(0.03)	(3.43)	(3.46)	(0.01)	(0.10)	(0.11)	25.86	(11.82)	3,154		(0.11)	1.35	1.35	27
07/01/20	06/30/21	19.10	0.01	10.36	10.37	(0.04)	—	(0.04)	29.43	54.37	8,125		0.03	1.35	1.35	42
07/01/19	06/30/20	24.64	0.12	(4.44)	(4.32)	(0.08)	(1.14)	(1.22)	19.10	(18.71)	4,480		0.54	1.37	1.37	56
07/01/18	06/30/19	28.98	0.19	(1.51)	(1.32)	(0.09)	(2.93)	(3.02)	24.64	(3.27)	8,393		0.70	1.37	1.37	36

BROWN ADVISORY SUSTAINABLE SMALL-CAP CORE FUND:

Institutional Shares*
07/01/22	06/30/23	7.74	0.01	1.06	1.07	—	— +	—	8.81	13.83	51,935		0.18	0.93	1.16	66
09/30/21^	06/30/22	10.00	(0.02)	(2.24)	(2.26)	—	—	—	7.74	(22.60)	32,915		(0.22)	0.93	1.36	19

Investor Shares*
07/01/22	06/30/23	7.73	0.00	1.06	1.06	—	— +	—	8.79	13.71	1,540		0.03	1.08	1.31	66
09/30/21^	06/30/22	10.00	(0.02)	(2.25)	(2.27)	—	—	—	7.73	(22.70)	812		(0.37)	1.08	1.51	19

BROWN ADVISORY SUSTAINABLE VALUE FUND:

Institutional Shares*
02/28/23^	06/30/23	10.00	0.06	(0.03)	0.03	—	—	—	10.03	0.30	50,307		1.72	0.70	1.17	7

Investor Shares*
02/28/23^	06/30/23	10.00	0.05	(0.03)	0.02	—	—	—	10.02	0.20	163		1.57	0.85	1.32	7

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY GLOBAL LEADERS FUND:

Institutional Shares*
07/01/22	06/30/23	$18.24	0.13	3.83	3.96	(0.12)	—	(0.12)	$22.08	21.83%	$1,401,528		0.66%	0.76%	0.76%	19%
07/01/21	06/30/22	22.60	0.10	(4.19)	(4.09)	(0.02)	(0.25)	(0.27)	18.24	(18.34)	1,048,587		0.45	0.75	0.75	25
07/01/20	06/30/21	16.38	0.03	6.22	6.25	(0.03)	—	(0.03)	22.60	38.17	1,149,790		0.16	0.76	0.76	14
07/01/19	06/30/20	15.24	0.07	1.13	1.20	(0.06)	—	(0.06)	16.38	7.85	605,983		0.45	0.75	0.82	27
10/31/18^	06/30/19	13.13	0.07	2.07	2.14	(0.03)	—	(0.03)	15.24	16.38	214,263		0.71	0.75	0.88	23

Investor Shares*
07/01/22	06/30/23	18.18	0.10	3.82	3.92	(0.10)	—	(0.10)	22.00	21.63	77,619		0.51	0.91	0.91	19
07/01/21	06/30/22	22.54	0.07	(4.17)	(4.10)	(0.01)	(0.25)	(0.26)	18.18	(18.45)	76,150		0.30	0.90	0.90	25
07/01/20	06/30/21	16.36	—	6.20	6.20	(0.02)	—	(0.02)	22.54	37.91	95,940		0.01	0.91	0.91	14
07/01/19	06/30/20	15.23	0.05	1.12	1.17	(0.04)	—	(0.04)	16.36	7.68	66,813		0.30	0.90	0.97	27
07/01/18	06/30/19	13.82	0.08	1.36	1.44	(0.03)	—	(0.03)	15.23	10.49	18,943		0.60	0.86	1.07	23

BROWN ADVISORY SUSTAINABLE INTERNATIONAL LEADERS FUND:

Institutional Shares*
07/01/22	06/30/23	8.43	0.10	2.01	2.11	(0.02)	—	(0.02)	10.52	25.09	22,884		1.04	0.85	1.58	21
02/28/22^	06/30/22	10.00	0.06	(1.63)	(1.57)	—	—	—	8.43	(15.70)	6,221		1.96	0.85	4.26	12

Investor Shares*
07/01/22	06/30/23	8.42	0.08	2.01	2.09	(0.02)	—	(0.02)	10.49	24.88	1,463		0.89	1.00	1.73	21
02/28/22^	06/30/22	10.00	0.05	(1.63)	(1.58)	—	—	—	8.42	(15.80)	75		1.81	1.00	4.41	12

BROWN ADVISORY INTERMEDIATE INCOME FUND:

Investor Shares*
07/01/22	06/30/23	9.99	0.24	(0.38)	(0.14)	(0.25)	—	(0.25)	9.60	(1.44)	122,641		2.47	0.49	0.52	32
07/01/21	06/30/22	11.05	0.12	(0.94)	(0.82)	(0.14)	(0.10)	(0.24)	9.99	(7.60)	139,856		1.17	0.46	0.50	58
07/01/20	06/30/21	11.06	0.11	0.02	0.13	(0.13)	(0.01)	(0.14)	11.05	1.11	167,774		1.02	0.47	0.50	50
07/01/19	06/30/20	10.72	0.24	0.35	0.59	(0.25)	—	(0.25)	11.06	5.55	148,300		2.24	0.49	0.53	105
07/01/18	06/30/19	10.35	0.27	0.36	0.63	(0.26)	—	(0.26)	10.72	6.24	135,175		2.63	0.47	0.53	82

Advisor Shares*
07/01/22	06/30/23	9.76	0.21	(0.37)	(0.16)	(0.22)	—	(0.22)	9.38	(1.62)	3,139		2.22	0.74	0.77	32
07/01/21	06/30/22	10.80	0.10	(0.93)	(0.83)	(0.11)	(0.10)	(0.21)	9.76	(7.82)	3,273		0.92	0.71	0.75	58
07/01/20	06/30/21	10.82	0.08	0.01	0.09	(0.10)	(0.01)	(0.11)	10.80	0.79	3,661		0.77	0.72	0.75	50
07/01/19	06/30/20	10.49	0.21	0.34	0.55	(0.22)	—	(0.22)	10.82	5.32	3,624		1.99	0.74	0.78	105
07/01/18	06/30/19	10.13	0.24	0.36	0.60	(0.24)	—	(0.24)	10.49	6.01	3,615		2.38	0.72	0.78	82

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY SUSTAINABLE BOND FUND:

Institutional Shares*
07/01/22	06/30/23	$9.14	0.25	(0.54)	(0.29)	(0.25)	—	(0.25)	$8.60	(3.22)%	$723,393		2.81%	0.43%	0.43%	277%
07/01/21	06/30/22	10.42	0.14	(1.13)	(0.99)	(0.15)	(0.14)	(0.29)	9.14	(9.71)	301,917		1.43	0.44	0.44	113
07/01/20	06/30/21	10.54	0.16	0.10	0.26	(0.17)	(0.21)	(0.38)	10.42	2.44	218,476		1.56	0.45	0.45	89
07/01/19	06/30/20	10.13	0.27	0.54	0.81	(0.28)	(0.12)	(0.40)	10.54	8.14	153,472		2.63	0.48	0.48	97
07/02/18^	06/30/19	9.70	0.30	0.42	0.72	(0.29)	—	(0.29)	10.13	7.60	126,466		3.08	0.55	0.52	66

Investor Shares*
07/01/22	06/30/23	9.14	0.24	(0.53)	(0.29)	(0.24)	—	(0.24)	8.61	(3.16)	12,829		2.76	0.48	0.48	277
07/01/21	06/30/22	10.42	0.13	(1.13)	(1.00)	(0.14)	(0.14)	(0.28)	9.14	(9.76)	12,667		1.38	0.49	0.49	113
07/01/20	06/30/21	10.54	0.16	0.10	0.26	(0.17)	(0.21)	(0.38)	10.42	2.39	5,009		1.51	0.50	0.50	89
07/01/19	06/30/20	10.13	0.26	0.54	0.80	(0.27)	(0.12)	(0.39)	10.54	8.09	2,125		2.58	0.53	0.53	97
07/01/18	06/30/19	9.70	0.29	0.43	0.72	(0.29)	—	(0.29)	10.13	7.54	884		3.03	0.60	0.57	66

BROWN ADVISORY MARYLAND BOND FUND:

Investor Shares*
07/01/22	06/30/23	9.80	0.24	0.02	0.26	(0.27)	—	(0.27)	9.79	2.73	163,961		2.41	0.49	0.49	51
07/01/21	06/30/22	10.88	0.19	(1.04)	(0.85)	(0.23)	—	(0.23)	9.80	(7.90)	169,565		1.79	0.47	0.47	22
07/01/20	06/30/21	10.67	0.21	0.26	0.47	(0.26)	—	(0.26)	10.88	4.41	186,483		1.94	0.48	0.48	17
07/01/19	06/30/20	10.80	0.25	(0.09)	0.16	(0.29)	—	(0.29)	10.67	1.44	176,198		2.31	0.49	0.49	37
07/01/18	06/30/19	10.50	0.28	0.30	0.58	(0.28)	—	(0.28)	10.80	5.65	182,072		2.69	0.49	0.49	33

BROWN ADVISORY TAX-EXEMPT BOND FUND:

Institutional Shares*
07/01/22	06/30/23	9.29	0.29	0.04	0.33	(0.33)	—	(0.33)	9.29	3.59	787,874		3.14	0.44	0.44	79
07/01/21	06/30/22	10.50	0.18	(1.08)	(0.90)	(0.26)	(0.05)	(0.31)	9.29	(8.75)	805,608		1.73	0.41	0.41	50
07/01/20	06/30/21	10.08	0.20	0.49	0.69	(0.27)	—	(0.27)	10.50	6.87	1,190,436		1.92	0.40	0.40	47
07/01/19	06/30/20	10.20	0.24	(0.08)	0.16	(0.28)	—	(0.28)	10.08	1.59	1,072,444		2.38	0.42	0.42	80
07/02/18^	06/30/19	9.90	0.33	0.30	0.63	(0.33)	—	(0.33)	10.20	6.51	950,832		3.36	0.43	0.43	53

Investor Shares*
07/01/22	06/30/23	9.29	0.29	0.03	0.32	(0.32)	—	(0.32)	9.29	3.54	8,167		3.09	0.49	0.49	79
07/01/21	06/30/22	10.50	0.17	(1.07)	(0.90)	(0.26)	(0.05)	(0.31)	9.29	(8.80)	10,484		1.68	0.46	0.46	50
07/01/20	06/30/21	10.09	0.19	0.48	0.67	(0.26)	—	(0.26)	10.50	6.72	11,537		1.87	0.45	0.45	47
07/01/19	06/30/20	10.20	0.24	(0.07)	0.17	(0.28)	—	(0.28)	10.09	1.64	9,982		2.33	0.47	0.47	80
07/01/18	06/30/19	9.90	0.33	0.30	0.63	(0.33)	—	(0.33)	10.20	6.49	19,395		3.31	0.48	0.48	53

BROWN ADVISORY TAX-EXEMPT SUSTAINABLE BOND FUND:

Investor Shares*
07/01/22	06/30/23	9.09	0.24	(0.03)	0.21	(0.24)	—	(0.24)	9.06	2.39	288,993		2.63	0.50	0.50	111
07/01/21	06/30/22	10.19	0.15	(1.01)	(0.86)	(0.14)	(0.10)	(0.24)	9.09	(8.60)	325,606		1.49	0.49	0.49	61
07/01/20	06/30/21	9.88	0.13	0.32	0.45	(0.13)	(0.01)	(0.14)	10.19	4.57	179,123		1.32	0.49	0.49	66
12/02/19^	06/30/20	10.00	0.08	(0.12)	(0.04)	(0.08)	—	(0.08)	9.88	(0.37)	157,032		1.45	0.55	0.55	39

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY MORTGAGE SECURITIES FUND:

Institutional Shares*
07/01/22	06/30/23	$9.59	0.28	(0.48)	(0.20)	(0.29)	—	(0.29)	$9.10	(2.06)%	$302,293		2.98%	0.45%	0.45%	229%
07/01/21	06/30/22	10.56	0.10	(0.92)	(0.82)	(0.15)	—	(0.15)	9.59	(7.86)	310,388		0.94	0.44	0.44	204
07/01/20	06/30/21	10.46	(0.03)	0.19	0.16	(0.06)	—	(0.06)	10.56	1.53	288,526		(0.27)	0.45	0.45	148
07/01/19	06/30/20	10.02	0.11	0.50	0.61	(0.17)	—	(0.17)	10.46	6.09	238,202		1.07	0.47	0.47	139
07/01/18	06/30/19	9.65	0.22	0.42	0.64	(0.27)	—	(0.27)	10.02	6.72	281,728		2.29	0.47	0.47	200

Investor Shares*
07/01/22	06/30/23	9.61	0.27	(0.47)	(0.20)	(0.29)	—	(0.29)	9.12	(2.11)	1,390		2.93	0.50	0.50	229
07/01/21	06/30/22	10.57	0.09	(0.91)	(0.82)	(0.14)	—	(0.14)	9.61	(7.81)	2,211		0.89	0.49	0.49	204
07/01/20	06/30/21	10.47	(0.03)	0.19	0.16	(0.06)	—	(0.06)	10.57	1.48	31,876		(0.32)	0.50	0.50	148
07/01/19	06/30/20	10.02	0.11	0.50	0.61	(0.16)	—	(0.16)	10.47	6.15	9,755		1.02	0.52	0.52	139
07/01/18	06/30/19	9.66	0.22	0.40	0.62	(0.26)	—	(0.26)	10.02	6.55	266		2.24	0.52	0.52	200

BROWN ADVISORY — WMC STRATEGIC EUROPEAN EQUITY FUND:

Institutional Shares*
07/01/22	06/30/23	10.34	0.19	1.58	1.77	(0.21)	(0.08)	(0.29)	11.82	17.50	227,407		1.74	1.08	1.08	73
07/01/21	06/30/22	13.08	0.15	(1.68)	(1.53)	(0.11)	(1.10)	(1.21)	10.34	(12.75)	232,340		1.22	1.04	1.04	43
07/01/20	06/30/21	10.51	0.13	3.20	3.33	(0.03)	(0.73)	(0.76)	13.08	32.55	417,419		1.12	1.05	1.05	51
07/01/19	06/30/20	11.15	0.03	(0.07)	(0.04)	(0.10)	(0.50)	(0.60)	10.51	(0.66)	287,081		0.29	1.09	1.09	53
07/01/18	06/30/19	12.42	0.07	(0.16)	(0.09)	(0.20)	(0.98)	(1.18)	11.15	0.84	470,903		0.62	1.07	1.07	34

Investor Shares*
07/01/22	06/30/23	10.30	0.17	1.58	1.75	(0.20)	(0.08)	(0.28)	11.77	17.30	14,922		1.59	1.23	1.23	73
07/01/21	06/30/22	13.03	0.13	(1.67)	(1.54)	(0.09)	(1.10)	(1.19)	10.30	(12.89)	19,007		1.07	1.19	1.19	43
07/01/20	06/30/21	10.48	0.12	3.18	3.30	(0.02)	(0.73)	(0.75)	13.03	32.36	39,751		0.97	1.20	1.20	51
07/01/19	06/30/20	11.12	0.01	(0.06)	(0.05)	(0.09)	(0.50)	(0.59)	10.48	(0.77)	22,224		0.14	1.24	1.24	53
07/01/18	06/30/19	12.41	0.05	(0.17)	(0.12)	(0.19)	(0.98)	(1.17)	11.12	0.58	18,100		0.47	1.22	1.22	34

Advisor Shares*
07/01/22	06/30/23	10.17	0.14	1.56	1.70	(0.19)	(0.08)	(0.27)	11.60	17.05	2,689		1.34	1.48	1.48	73
07/01/21	06/30/22	12.88	0.10	(1.65)	(1.55)	(0.06)	(1.10)	(1.16)	10.17	(13.09)	2,387		0.82	1.44	1.44	43
07/01/20	06/30/21	10.38	0.08	3.16	3.24	(0.01)	(0.73)	(0.74)	12.88	32.01	3,728		0.72	1.45	1.45	51
07/01/19	06/30/20	11.03	(0.01)	(0.07)	(0.08)	(0.07)	(0.50)	(0.57)	10.38	(1.04)	3,816		(0.11)	1.49	1.49	53
07/01/18	06/30/19	12.30	0.02	(0.16)	(0.14)	(0.15)	(0.98)	(1.13)	11.03	0.42	7,563		0.22	1.47	1.47	34
The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Financial Highlights

			From Investment			Distributions to							Ratios to Average
			Operations(a)			Shareholders From							Net Assets(b)
				Net
For a Share				Realized					Net		Net
Outstanding		Net Asset	Net	&					Asset		Assets at		Net
Throughout		Value,	Investment	Unrealized		Net	Net		Value,		End of		Investment		Gross	Portfolio
Each Fiscal Period:		Beginning	Income	Gains		Investment	Realized		End of	Total	Period		Income	Net	Expenses	Turnover
Beginning	Ending	of Period	(Loss)	(Losses)	Total	Income	Gains	Total	Period	Return(c)	(000’s	)	(Loss)	Expenses	(d)	Rate(c)

BROWN ADVISORY EMERGING MARKETS SELECT FUND:

Institutional Shares*
07/01/22	06/30/23	$10.13	0.16	0.47	0.63	(0.13)	—	(0.13)	$10.63	6.27%	$537,466		1.55%	1.11%	1.11%	69%
07/01/21	06/30/22	12.57	0.14	(2.50)	(2.36)	(0.08)	—	(0.08)	10.13	(18.87)	504,216		1.25	1.10	1.10	70
07/01/20	06/30/21	8.86	0.09	3.69	3.78	(0.07)	—	(0.07)	12.57	42.71	529,908		0.78	1.12	1.12	61
07/01/19	06/30/20	9.34	0.11	(0.48)	(0.37)	(0.11)	—	(0.11)	8.86	(4.04)	267,282		1.27	1.16	1.16	62
07/01/18	06/30/19	10.06	0.11	(0.48)	(0.37)	(0.35)	—	(0.35)	9.34	(3.35)	326,693		1.20	1.26	1.26	131

Investor Shares*
07/01/22	06/30/23	10.13	0.14	0.46	0.60	(0.11)	—	(0.11)	10.62	6.01	2,025		1.40	1.26	1.26	69
07/01/21	06/30/22	12.56	0.13	(2.50)	(2.37)	(0.06)	—	(0.06)	10.13	(18.93)	4,368		1.10	1.25	1.25	70
07/01/20	06/30/21	8.85	0.07	3.69	3.76	(0.05)	—	(0.05)	12.56	42.56	5,908		0.63	1.27	1.27	61
07/01/19	06/30/20	9.33	0.10	(0.49)	(0.39)	(0.09)	—	(0.09)	8.85	(4.29)	4,202		1.12	1.31	1.31	62
07/01/18	06/30/19	10.03	0.10	(0.48)	(0.38)	(0.32)	—	(0.32)	9.33	(3.42)	5,063		1.05	1.41	1.41	131

Advisor Shares*
07/01/22	06/30/23	10.16	0.12	0.46	0.58	(0.09)	—	(0.09)	10.65	5.76	220		1.15	1.51	1.51	69
07/01/21	06/30/22	12.60	0.10	(2.50)	(2.40)	(0.04)	—	(0.04)	10.16	(19.11)	27		0.85	1.50	1.50	70
07/01/20	06/30/21	8.87	0.04	3.70	3.74	(0.01)	—	(0.01)	12.60	42.17	24		0.38	1.52	1.52	61
07/01/19	06/30/20	9.37	0.08	(0.50)	(0.42)	(0.08)	—	(0.08)	8.87	(4.61)	52		0.87	1.56	1.56	62
07/01/18	06/30/19	10.07	0.07	(0.47)	(0.40)	(0.30)	—	(0.30)	9.37	(3.66)	167		0.80	1.66	1.66	131

BROWN ADVISORY – BEUTEL GOODMAN LARGE-CAP VALUE FUND:

Institutional Shares*
07/01/22	06/30/23	12.04	0.25	1.86	2.11	(0.22)	(0.25)	(0.47)	13.68	17.67	1,664,063		1.89	0.55	0.55	17
07/01/21	06/30/22	14.41	0.23	(1.42)	(1.19)	(0.20)	(0.98)	(1.18)	12.04	(8.68)	1,237,283		1.71	0.55	0.55	33
07/01/20	06/30/21	10.61	0.20	3.99	4.19	(0.39)	—	(0.39)	14.41	40.12	1,149,351		1.52	0.55	0.55	42
07/01/19	06/30/20	10.47	0.56	(0.20)	0.36	(0.10)	(0.12)	(0.22)	10.61	3.27	452,012		5.26	0.57	0.57	32
07/01/18	06/30/19	9.58	0.20	0.89	1.09	(0.11)	(0.09)	(0.20)	10.47	11.62	296,963		1.97	0.60	0.60	45

Investor Shares*
07/01/22	06/30/23	12.02	0.23	1.85	2.08	(0.21)	(0.25)	(0.46)	13.64	17.46	2,535		1.74	0.70	0.70	17
07/01/21^	06/30/22	14.41	0.21	(1.42)	(1.21)	(0.20)	(0.98)	(1.18)	12.02	(8.87)	208		1.56	0.70	0.70	33

*
Redemption fees of less than $0.005/share are not presented and are included in net realized & unrealized gains (losses) from investment operations. The increase in the portfolio turnover rate  for Brown Advisory Emerging Markets Select Fund for the year ended June 30, 2019 was primarily the result of a change in sub-advisers during the year.

^	Information presented is for the entire history of the share class.
+	Distribution made was less than $0.005/share.
(a)	Calculated based on average shares outstanding during the fiscal period.
(b)
Annualized for periods less than one year.  Ratios include only income and expenses of the funds themselves, as presented in the Statements of Operations, and do not include any additional or pro rata amounts of income or expenses from the ownership of any other investment companies (as applicable).

(c)	Not annualized for periods less than one year. Portfolio turnover rates are calculated at the fund level (not by individual share class).
(d)	Reflects the expense ratio excluding any expense waivers or expense recoupments.

The accompanying notes are an integral part of these financial statements.

www.brownadvisory.com/mf

Notes to Financial Statements
June 30, 2023

Note 1. Organization

Brown Advisory Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-ended management investment company. The Trust offers the following series of shares (each a “Fund,” and collectively, the “Funds”):

•	Brown Advisory Growth Equity Fund (“Growth Equity Fund”) seeks to achieve capital appreciation by primarily investing in equity securities,

•	Brown Advisory Flexible Equity Fund (“Flexible Equity Fund”) seeks to achieve long-term growth of capital,

•	Brown Advisory Equity Income Fund (“Equity Income Fund”) seeks to provide current dividend yield and dividend growth,

•	Brown Advisory Sustainable Growth Fund (“Sustainable Growth Fund”) seeks to achieve capital appreciation,

•	Brown Advisory Mid-Cap Growth Fund (“Mid-Cap Growth Fund”) seeks to achieve long-term capital appreciation,

•	Brown Advisory Small-Cap Growth Fund (“Small-Cap Growth Fund”) seeks to achieve long-term capital appreciation by primarily investing in equity securities,

•	Brown Advisory Small-Cap Fundamental Value Fund (“Small-Cap Fundamental Value Fund”) seeks to achieve long-term capital appreciation,

•	Brown Advisory Sustainable Small-Cap Core Fund (“Sustainable Small-Cap Core Fund”) seeks to achieve long-term capital appreciation by investing primarily in equity securities of small-cap companies,

•	Brown Advisory Sustainable Value Fund (“Sustainable Value Fund”) seeks to achieve long-term capital appreciation,

•	Brown Advisory Global Leaders Fund (“Global Leaders Fund”) seeks to achieve long-term capital appreciation by investing primarily in global equities,

•	Brown Advisory Sustainable International Leaders Fund (“Sustainable International Leaders Fund”) seeks to achieve long- term capital appreciation by investing primarily in international equities,

•
Brown Advisory Intermediate Income Fund (“Intermediate Income Fund”) seeks to provide a high level of current income consistent with the preservation of principal within an intermediate-term maturity structure,

•
Brown Advisory Sustainable Bond Fund (“Sustainable Bond Fund”) seeks to provide a competitive total return consistent with the preservation of principal while giving special consideration to certain environmental, social and governance criteria,

•	Brown Advisory Maryland Bond Fund (“Maryland Bond Fund”) seeks to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk,

•
Brown Advisory Tax-Exempt Bond Fund (“Tax-Exempt Bond Fund”) seeks to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate-term investment grade municipal bonds,

•
Brown Advisory Tax-Exempt Sustainable Bond Fund (“Tax-Exempt Sustainable Bond Fund”) seeks to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate-term investment grade municipal bonds while giving special consideration to certain environmental, social, and governance criteria,

•	Brown Advisory Mortgage Securities Fund (“Mortgage Securities Fund”) seeks to maximize total return consistent with preservation of capital,

•
Brown Advisory – WMC Strategic European Equity Fund (“WMC Strategic European Equity Fund”) seeks to achieve total return by investing principally in equity securities issued by companies established or operating in Europe,

•
Brown Advisory Emerging Markets Select Fund (“Emerging Markets Select Fund”) seeks to achieve total return by investing principally in equity securities issued by companies established or operating in emerging markets, and

•	Brown Advisory – Beutel Goodman Large-Cap Value Fund (“Beutel Goodman Large-Cap Value Fund”) seeks to achieve capital appreciation.

www.brownadvisory.com/mf

Notes to Financial Statements
June 30, 2023

The Funds inception dates are as follows. Operations commenced the first business day after the inception date.

	Institutional	Investor	Advisor		Institutional	Investor	Advisor
Fund	Shares	Shares	Shares	Fund	Shares	Shares	Shares
Growth Equity	10/19/2012	6/28/1999	5/18/2006	Intermediate Income	—	11/2/1995	5/13/1991
Flexible Equity	10/19/2012	11/30/2006	1/24/2007	Sustainable Bond	7/2/2018	8/7/2017	—
Equity Income	10/19/2012	12/29/2011	12/29/2011	Maryland Bond	—	12/21/2000	—
Sustainable Growth	6/29/2012	6/29/2012	6/29/2012	Tax-Exempt Bond	7/2/2018	6/29/2012	—
Mid-Cap Growth	7/2/2018	10/2/2017	—	Tax-Exempt
Small-Cap Growth	9/20/2002	6/28/1999	4/25/2006	Sustainable Bond	—	12/2/2019	—
Small-Cap				Mortgage Securities	5/13/2014	12/26/2013	—
Fundamental Value	10/19/2012	12/31/2008	7/28/2011	WMC Strategic
Sustainable				European Equity	10/21/2013	10/21/2013	10/21/2013
Small-Cap Core	9/30/2021	9/30/2021	—	Emerging
Sustainable Value	2/28/2023	2/28/2023	—	Markets Select	12/12/2012	12/12/2012	12/12/2012
Global Leaders	10/31/2018	7/1/2015	—	Beutel Goodman
Sustainable				Large-Cap Value	2/13/2018	6/30/2021	—
International Leaders	2/28/2022	2/28/2022	—

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Funds are investment companies and follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies, which is part of U.S. GAAP.

A. Security Valuation – The Funds have adopted pricing and valuation procedures pursuant to Rule 2a-5 under the 1940 Act. Under these procedures, the Adviser serves as the Funds Valuation Designee. The Valuation Designee performs all fair value determinations along with all other responsibilities in accordance with Rule 2a-5. As Valuation Designee, the Adviser is authorized to make all necessary determinations of fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from independent pricing services are inaccurate or unreliable.

The Funds have adopted US GAAP fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Domestic Equity Securities – Domestic equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over- the counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Such domestic equity securities are typically categorized as Level 1 securities. Investments in other domestic open-ended mutual funds are valued at their reported Net Asset Value (“NAV”) and are typically categorized as Level 1 securities. Investments in Exchange Traded Funds (“ETFs”) and Closed-End Funds are valued at their last reported sale price and are typically categorized as Level 1 securities.

www.brownadvisory.com/mf

Notes to Financial Statements
June 30, 2023

Foreign Equity Securities – For foreign equity securities that are traded on foreign exchanges, the Funds have selected ICE Data Services (“ICE”) to provide pricing data. The use of ICE’s pricing services with respect to these foreign exchange traded securities is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Funds that are traded on those foreign exchanges. The Funds utilize a confidence interval when determining whether or not to utilize these prices provided by ICE. The confidence interval is a measure of the relationship that each foreign exchange traded security has to movements in various indices and the price of the foreign exchange traded security’s corresponding American Depositary Receipt, if one exists. ICE provides a confidence interval for each foreign exchange traded security for which it provides a price. If the confidence interval provided by ICE is equal to or greater than a predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at that price. If the confidence interval provided by ICE is less than the predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at the preceding closing price on its respective foreign exchange, or, if there were no transactions on the preceding day, at the mean between the bid and the asked prices. Such foreign securities are typically categorized as Level 2 securities. Foreign securities for which the local market closing prices are utilized are typically categorized as Level 1 securities.

Debt Securities – Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Fixed income debt instruments, such as commercial paper, banker’s acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost when the amortized cost value is determined to approximate fair value established using market-based and issuer-specific factors. Such debt securities are typically categorized as Level 2.

Exchange Traded Options – Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (NBBO). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Such options are typically categorized as Level 2.

Futures Contracts – Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1 securities.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued at the prevailing forward exchange rates of the underlying currencies and are categorized as Level 2 securities.

Securities for which quotations are not readily available, or for which quotations are deemed to be inaccurate or unreliable, are valued at their respective fair values as determined in good faith under guidelines and procedures adopted by the Board of Trustees. These are generally considered Level 3 securities when significant unobservable inputs are utilized in the determination of the fair value. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the guidelines and procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of the date of this report, the Small-Cap Growth Fund and Emerging Markets Select Fund held Level 3 securities for which significant and unobservable inputs or assumptions were used in the determination of fair value. The total value of such securities held as of the date of this report was $1,268,930  or 0.1% of Small-Cap Growth Fund’s net assets and $1,848 or 0.0% of Emerging Market Select Fund’s net assets. The following is a summary of inputs used to value the Funds’ investments as of June 30, 2023:

www.brownadvisory.com/mf

Notes to Financial Statements
June 30, 2023

	Level 1	Level 2	Level 3
Growth Equity Fund
Common Stocks	$2,379,357,367	$—	$—
REIT^	78,322,597	—	—
Short-Term Investments	51,949,309	—	—
Total Investments	$2,509,629,273	$—	$—

Flexible Equity Fund
Common Stocks	$679,498,524	$—	$—
REIT^	8,630,974	—	—
Short-Term Investments	18,388,478	—	—
Total Investments	$706,517,976	$—	$—

Equity Income Fund
Common Stocks	$67,205,673	$—	$—
Preferred Stocks	421,255	—	—
REIT^	2,876,157	—	—
Short-Term Investments	2,237,337	—	—
Total Investments	$72,740,422	$—	$—

Sustainable Growth Fund
Common Stocks	$7,232,516,922	$—	$—
REIT^	274,135,935	—	—
Short-Term Investments	134,012,462	—	—
Total Investments	$7,640,665,319	$—	$—

Mid-Cap Growth Fund
Common Stocks	$88,298,513	$—	$—
REIT^	1,787,333	—	—
Short-Term Investments	5,686,143	—	—
Total Investments	$95,771,989	$—	$—

Small-Cap Growth Fund†
Common Stocks	$1,973,740,421	$—	$—
Private Placements	—	—	1,268,930
REIT^	36,689,492	—	—
Exchange Traded Funds	52,193,190	—	—
Short-Term Investments	184,800,488	—	—
Total Investments	$2,247,423,591	$—	$1,268,930

Small-Cap Fundamental Value Fund
Common Stocks	$1,010,955,910	$—	$—
REIT^	111,219,590	—	—
Short-Term Investments	54,928,108	—	—
Total Investments	$1,177,103,608	$—	$—

Sustainable Small-Cap Core Fund
Common Stocks	$44,978,070	$—	$—
REIT^	2,007,920	—	—
Short-Term Investments	3,519,714	—	—
Total Investments	$50,505,704	$—	$—

Sustainable Value Fund
Common Stocks	$45,383,300	$—	$—
Short-Term Investments	2,820,271	—	—
Total Investments	$48,203,571	$—	$—

Global Leaders Fund
Common Stocks:
Brazil	$39,265,411	$—	$—
China	—	45,343,124	—
Denmark	—	28,557,585	—
France	—	63,921,586	—
Germany	—	93,933,424	—
India	—	50,830,539	—
Indonesia	—	35,440,420	—
Netherlands	38,379,136	36,229,560	—
Sweden	—	26,023,444	—
Switzerland	—	39,236,102	—
Taiwan	48,664,432	—	—
United Kingdom	—	108,194,643	—
United States	804,427,230	—	—
Short-Term Investments	15,191,809	—	—
Total Investments	$945,928,018	$527,710,427	$—

Sustainable International Leaders Fund
Common Stocks:
Brazil	$939,468	$—	$—
Canada	923,676	—	—
China	—	856,193	—
Denmark	—	977,439	—
Finland	—	716,954	—
France	—	1,998,500	—
Germany	—	1,815,670	—
India	953,496	479,797	—
Indonesia	—	769,571	—
Japan	—	754,549	—
Mexico	539,776	—	—
Netherlands	—	2,504,569	—
Sweden	—	884,402	—
Switzerland	—	1,697,509	—
United Kingdom	—	5,503,244	—
United States	1,317,559	—	—
Short-Term Investments	371,672	—	—
Total Investments	$5,045,647	$18,958,397	$—

Intermediate Income Fund
Mortgage Backed Securities	$—	$26,553,070	$—
Corporate Bonds & Notes	—	22,921,365	—
Asset Backed Securities	—	6,010,581	—
U.S. Treasury Notes	—	49,585,170	—
Affiliated Mutual Funds	15,057,017	—	—
Short-Term Investments	5,252,688	—	—
Total Investments	$20,309,705	$105,070,186	$—
Futures Contracts – Long*	$(331,251)	$—	$—
Futures Contracts – Short*	$105,427	$—	$—

www.brownadvisory.com/mf

Notes to Financial Statements
June 30, 2023

	Level 1	Level 2	Level 3
Sustainable Bond Fund
Mortgage Backed Securities	$—	$212,021,948	$—
Corporate Bonds & Notes	—	166,706,850	—
Foreign Government Bonds	—	166,270,456	—
U.S. Treasury Securities	—	103,601,114	—
Asset Backed Securities	—	27,208,583	—
Municipal Bonds	—	9,604,563	—
Short-Term Investments	281,273,994	2,047,152	—
Total Investments	$281,273,994	$687,460,666	$—
Futures Contracts – Long*	$(2,141,775)	$—	$—
Futures Contracts – Short*	$69,226	$—	$—

Maryland Bond Fund
Municipal Bonds	$—	$159,838,807	$—
Short-Term Investments	3,582,287	—	—
Total Investments	$3,582,287	$159,838,807	$—

Tax-Exempt Bond Fund
Municipal Bonds	$—	$780,591,188	$—
Short-Term Investments	9,788,932	—	—
Total Investments	$9,788,932	$780,591,188	$—

Tax-Exempt Sustainable Bond Fund
Municipal Bonds	$—	$284,694,043	$—
Short-Term Investments	1,959,564	—	—
Total Investments	$1,959,564	$284,694,043	$—

Mortgage Securities Fund
Mortgage Backed Securities	$—	$265,447,329	$—
Asset Backed Securities	—	22,723,255	—
U.S. Treasury Notes	—	4,406,814	—
Municipal Bonds	—	472,584	—
Short-Term Investments	86,667,019	—	—
Total Investments	$86,667,019	$293,049,982	$—
Futures Contracts – Long*	$(459,830)	$—	$—
Futures Contracts – Short*	$(14,645)	$—	$—

WMC Strategic European Equity Fund
Common Stocks:
Austria	$—	$10,249,957	$—
Belgium	57,189	13,111,723	—
Czech Republic	—	2,183,205	—
Denmark	—	1,247,995	—
France	—	30,850,875	—
Germany	—	35,505,216	—
Ireland	—	5,278,525	—
Italy	—	45,027	—
Netherlands	—	8,816,487	—
Portugal	—	4,638,945	—
Spain	—	10,099,018	—
Sweden	—	11,602,737	—
Switzerland	—	15,465,220	—
United Kingdom	2,187,059	81,721,304	—
Preferred Stocks	—	2,611,081	—
Short-Term Investments	6,732,961	—	—
Total Investments	$8,977,209	$233,427,315	$—

Emerging Markets Select Fund†
Common Stocks:
Brazil	$19,993,788	$—	$—
China	10,213,840	168,031,468	—
Hungary	—	5,828,887	—
India	—	83,677,778	—
Indonesia	—	18,887,401	—
Russia	—	—	1,848
Singapore	—	17,973,976	—
South Africa	—	4,022,067	—
South Korea	—	70,757,447	—
Taiwan	—	74,717,483	—
Thailand	—	8,960,988	—
Turkey	—	1,365,253	—
United Arab Emirates	4,042,559	—	—
United Kingdom	—	4,649,652	—
United States	15,012,470	—	—
Preferred Stocks	11,311,982	—	—
Exchange Traded Funds	2,111,464	—	—
Short-Term Investments	17,117,549	—	—
Total Investments	$79,803,652	$458,872,400	$1,848

Beutel Goodman Large-Cap Value Fund
Common Stocks	$1,619,342,690	$—	$—
Short-Term Investments	37,081,327	—	—
Total Investments	$1,656,424,017	$—	$—

^	Real Estate Investment Trusts
*	Amounts presented for Futures Contracts represent total unrealized appreciation (depreciation) as of the date of this report.
†	A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets.

B. Securities Transactions and Investment Income – Investment securities transactions are accounted for on trade date. Discounts/premiums on debt securities purchased are accreted/amortized to contractual maturity, estimated maturity, or next call date, as applicable. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Income and capital gains on some foreign securities may be subject to foreign withholding or capital gains taxes. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. Distributions deemed to be a return of capital are recorded as a reduction of the cost of the related investments or as realized capital gains when there is no remaining cost basis on the investments.

www.brownadvisory.com/mf

Notes to Financial Statements
June 30, 2023

C. Expenses and Share Class Allocations – Expenses directly attributable to a Fund are charged to that Fund. Expenses attributable to more than one Fund are allocated to the respective Funds on the basis of relative net assets or other appropriate methods. In Funds with multiple share classes, each share class has equal rights to earnings and assets except that each share class bears different shareholder servicing and/or Rule 12b-1 distribution expenses. Each share class has exclusive voting rights with respect to matters that affect just that share class. Income, expenses (other than expenses attributable to a specific share class), and realized and unrealized capital gains or losses on investments are allocated to each share class on the basis of relative net assets.

D. Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. Dollar amounts on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Some of the Funds may invest in forward foreign currency contracts. These amounts are presented separately from realized and unrealized gains and losses from investments in the financial statements.

E. Options – The Funds may invest in options. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchase by a Fund. A Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases an option, an amount equal to the premium paid by a Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. None of the Funds purchased, sold or wrote any options during the year ended June 30, 2023.

F. To-Be-Announced Securities – Some of the Funds may invest in to-be-announced securities (“TBAs”). TBAs is a term that is generally used to describe forward-settling mortgage-backed securities. These TBAs are generally issued by U.S. Government Agencies or U.S. Government Sponsored Entities such as Freddie Mac, Fannie Mae and Ginnie Mae. The actual mortgage-backed security that will be delivered to the buyer at the time TBAs trades are entered into is not known, however, the terms of the acceptable pools of loans that will comprise the mortgage-backed security are determined at the time the trade is entered into (coupon rate, maturity, credit quality, etc.). Investment in TBAs will generally increase a Fund’s exposure to interest rate risk and could also expose a Fund to counterparty default risk. In order to mitigate counterparty default risk, the Funds only enter into TBAs with counterparties for which the risk of default is determined to be remote. As a purchaser or seller of TBAs, the Funds segregate cash or cash equivalents as collateral as required in accordance with applicable industry regulations.

G. Tender Option Bonds – Maryland Bond Fund, Tax-Exempt Bond Fund and Tax-Exempt Sustainable Bond Fund may engage in tender option bond (“TOB”) transactions up to 5% of its net assets which are accounted for by the funds as a secured borrowing. In a typical TOB transaction, a Fund or another party deposits fixed-rate municipal bonds or other securities into a special purposes entity, referred to as a tender option bond trust (a “TOB Trust”). The TOB Trust generally issues short-term floating rate interests (“Floaters”), which are generally sold to third party investors (often money market funds) and residual interests (“Residual Interests”), which are generally held by the Fund or party that contributed the securities to the TOB Trust. The interest rates payable on the Residual Interests bear an inverse relationship to the interest rate on the Floaters. The interest rate on the Floaters is reset by a remarketing process typically every 7 to 35 days. After income is paid on the Floaters at current, short- term rates, the residual income from the underlying bond held by the TOB Trust goes to the Residual Interests. If a Fund is the depositor of the municipal bonds or other securities to the TOB Trust, the Fund will receive the proceeds from the TOB Trust’s sale of the Floaters, less certain transaction costs. These proceeds may be used by the Fund to invest in other securities, which would have a leveraging effect on the Fund.

www.brownadvisory.com/mf

Notes to Financial Statements
June 30, 2023

Residual Interests may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances, the holder of the Residual Interests bears substantially all of the underlying bond’s downside investment risk and also benefits from any appreciation in the value of the underlying bond. Investments in Residual Interests typically will involve greater risk than investments in the underlying municipal bond, including the risk of loss of principal. Because changes in the interest rate on the Floaters inversely affect the residual interest paid on the Residual Interests, the value of the Residual Interests is generally more volatile than that of a fixed-rate municipal bond. Floaters and Residual Interests are subject to interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest received by the Residual Interests when short-term interest rates rise, and increase the interest received when short-term interest rates fall.

The Residual Interests held by a Fund provide the Fund with the right to: (1) cause the holders of the Floaters to tender their notes at par, and (2) cause the sale of the underlying bond held by the TOB Trust, thereby collapsing the TOB Trust. A Fund may invest in a TOB Trust on either a non-recourse and recourse basis. Each Fund does not currently intend to invest in a TOB Trust on a recourse basis, although each Fund reserves the right to do so in the future. TOB Trusts are typically supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Floaters to tender their Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non- occurrence of a TOTE, as such term is defined below). Depending on the structure of the TOB Trust, the Liquidity Provider may purchase the tendered Floaters, or the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered Floaters.

The TOB Trust may also be collapsed without the consent of a Fund, as the holder of the Residual Interest, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, or a judgment or ruling that interest on the underlying municipal bond is subject to federal income taxation. Upon the occurrence of a TOTE, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the Floaters up to par plus accrued interest owed on the Floaters and a portion of gain share, if any, with the balance paid out to the holder of the Residual Interests. In the case of a mandatory termination event, as defined in the TOB Trust agreements, after the payment of fees, the holders of the Floaters would be paid before the holders of the Residual Interests (i.e., the Fund). In contrast, in the case of a TOTE, after payment of fees, the holders of the Floaters and the holders of the Residual Interests would be paid pro rata in proportion to the respective face values of their certificates.

Under GAAP, securities of a Fund that are deposited into a TOB Trust continue to be treated as investments of the Fund and are presented on the Fund’s Schedule of Investments and outstanding Floaters issued by a TOB Trust are presented as “Floating rate note obligations, interest and fees” in the liabilities section of the Fund’s Statement of Assets and Liabilities and also includes interest and fees associated with the floating rate obligations. Interest income from the underlying security is recorded by the Fund on an accrual basis and included as part of “Interest Income” on the Statements of Operations. Interest expense and other fees incurred on the Floaters is included on the Statement of Operations as “Interest expense and fees on floating rate note obligations”. During the year ended as of the date of this report, the Tax-Exempt Bond Fund and Tax-Exempt Sustainable Bond Fund engaged in TOB transactions and $202,936 and $46,270 of such expenses were incurred, respectively. As of the date of this report, none of the Funds had outstanding floating rate obligations related to its tender option bond transactions. The average amount of outstanding floating rate note obligations for the Tax-Exempt Bond Fund and Tax-Exempt Sustainable Bond Fund during the period of this report was $8,845,518 and $1,864,542, respectively.

H. Distributions to Shareholders – For Maryland Bond Fund, Tax-Exempt Bond Fund and Tax-Exempt Sustainable Bond Fund, distributions of net investment income, if any, are declared daily and paid monthly. Distributions to shareholders of net investment income, if any, are declared and paid monthly for the Intermediate Income Fund, Sustainable Bond Fund and Mortgage Securities Fund and quarterly for the Equity Income Fund. The remaining Funds declare and pay net investment income, if any, at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date. If a Fund is involved in a reorganization in which it acquires, or is being acquired by another fund, an additional distribution of net investment income and/or capital gains may be made prior to such reorganization.

I. Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

www.brownadvisory.com/mf

Notes to Financial Statements
June 30, 2023

J. Federal Taxes – Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

The Funds have analyzed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years (2020-2022) as of June 30, 2023 or are expected to be taken in the Funds’ 2023 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware State; however, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next year.

K. Redemption Fees – A shareholder who redeems or exchanges shares of the Funds within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain exceptions. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time.

L. Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

M. New Accounting Pronouncements and SEC Regulations –In June 2022, the FASB issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sales Restrictions. The amendments in ASU 2022-03 clarify that a contractual restriction on a sale of an equity security is not considered a part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. The amendments in ASU 2022-03 also require the following disclosures for equity securities subject to contractual sale restrictions: (i) the fair value of equity securities subject to contractual sale restrictions reflected in the balance sheet, (ii) the nature and remaining duration of the restriction(s), and (iii) the circumstances that could cause a lapse in the restriction(s). The amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years for public business entities (early adoption is also permitted). Management is currently evaluating the potential effect that this ASU amendment will have on the Funds’ financial statements.

www.brownadvisory.com/mf

Notes to Financial Statements
June 30, 2023

Note 3. Commitments and Other Affiliated Party Transactions

Investment Adviser – Brown Advisory LLC serves as Investment Adviser (“the Adviser”) to the Funds. Pursuant to investment advisory agreements, the Adviser receives a management fee, accrued daily and payable monthly, from each Fund at an annual rate of the Fund’s average daily net assets as follows:

Fund	Breakpoint	Annual Fee	Fund	Breakpoint	Annual Fee
Growth Equity and	First $1.5 billion	0.60%	Flexible Equity	First $150 million	0.50%
Sustainable Growth	$1.5 billion to $3 billion	0.55%		$150 million to $250 million	0.45%
	$3 billion to $6 billion	0.50%		$250 million to $1 billion	0.40%
	Over $6 billion	0.45%		Over $1 billion	0.38%

Fund	Annual Fee	Fund	Annual Fee
Equity Income	0.60%	Sustainable Bond	0.30%
Mid-Cap Growth	0.65%	Maryland Bond	0.30%
Small-Cap Growth	0.85%	Tax-Exempt Bond	0.30%
Small-Cap Fundamental Value	0.85%	Tax-Exempt Sustainable Bond	0.30%
Sustainable Small-Cap Core	0.85%	Mortgage Securities Fund	0.30%
Sustainable Value	0.60%	WMC Strategic European Equity[2]	0.90%
Global Leaders[1]	0.65%	Emerging Markets Select[2,3]	0.90%
Sustainable International Leaders[1]	0.75%	Beutel Goodman Large-Cap Value[4]	0.45%
Intermediate Income	0.30%

[1]
Brown Advisory Limited (“BAL”) serves as sub-adviser to the Global Leaders Fund and the Sustainable International Leaders Fund and makes investment decisions on their behalf. BAL is compensated for its services by the Adviser.

[2]
Wellington Management Company LLP (“Wellington”) serves as sub-adviser to the WMC Strategic European Equity Fund and the Emerging Markets Select Fund and makes investment decisions on their behalf. Wellington is compensated for its services by the Adviser.

[3]	Pzena Investment Management, LLC (“Pzena”) serves as sub-adviser to the Emerging Markets Select Fund and makes investment decisions on its behalf. Pzena is compensated for its services by the Adviser.
[4]
Beutel, Goodman & Company Ltd. (“Beutel Goodman”) serves as sub-adviser to the Beutel Goodman Large-Cap Value Fund and makes investment decisions on its behalf. Beutel Goodman is compensated for its services by the Adviser.

These fees are reported on the Funds’ Statements of Operations as “Investment advisory fees”.

Business Management Fees – The Adviser is also entitled to receive an annual business management fee of 0.05%, accrued daily and payable monthly, of the Funds’ average daily net assets in exchange for its management and oversight of the non-investment advisory services provided to the Funds and the Trust. These fees are reported on the Funds’ Statements of Operations as “Business management fees”.

Fee Waivers and Expense Reimbursements (Operating Expense Caps) – The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses to limit total annual operating expenses as follows:

Fund(s):	Institutional Shares	Investor Shares	Advisor Shares
Growth Equity, Flexible Equity, Sustainable Growth and Mid-Cap Growth	0.82%	0.97%	1.22%
Equity Income	0.76%	0.91%	1.16%
Small-Cap Growth	1.04%	1.19%	1.44%
Small-Cap Fundamental Value	1.03%	1.18%	1.43%
Sustainable Small-Cap Core	0.93%	1.08%	1.33%
Global Leaders	0.87%	1.02%	1.27%
Sustainable International Leaders	0.85%	1.00%	1.25%
Intermediate Income	0.48%	0.53%	0.78%
Sustainable Bond	0.53%	0.58%	0.83%
Maryland Bond and Mortgage Securities	0.55%	0.60%	0.85%
Tax-Exempt Bond and Tax-Exempt Sustainable Bond	0.62%	0.67%	0.92%
WMC Strategic European Equity	1.11%	1.26%	1.51%
Emerging Markets Select	1.17%	1.32%	1.57%
Sustainable Value and Beutel Goodman Large-Cap Value	0.70%	0.85%	1.10%

www.brownadvisory.com/mf

Notes to Financial Statements
June 30, 2023

During the year ended June 30, 2023, the Adviser waived $40,287 in expenses for Equity Income Fund, $11,288 in expenses for Mid-Cap Growth Fund, $96,918 in expenses for Sustainable Small-Cap Core Fund, $56,368 in expenses for Sustainable Value Fund and $110,385 in expenses for Sustainable International Leaders Fund. The Adviser may recoup any waived amounts from the Funds if such reimbursement does not cause the Funds to exceed its existing expense limitations or the limitation in place at the time the reduction was originally made and the amount recouped is made within three years after the date on which the Adviser waived the expense. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any recoupment of previously waived fees and/or expenses. The cumulative amounts of previously waived fees that the Adviser may recoup from the Funds are shown below:

	June 30,
	2024	2025	2026	Total
Equity Income Fund	$20,506	$22,413	$40,287	$83,206
Mid-Cap Growth Fund	53,751	—	11,288	65,039
Sustainable Small-Cap Core Fund	N/A	89,225	96,918	186,143
Sustainable Value Fund	N/A	N/A	56,368	56,368
Global Leaders Fund	84,839	—	—	84,839
Sustainable International Leaders Fund	N/A	59,952	110,385	170,337

Distribution – ALPS Distributors, Inc. (the “Distributor”) serves as principal underwriter for shares of the Funds and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.

Rule 12b-1 Distribution Fees – Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (“Distribution Plan”), each Fund pays ALPS Distributors, Inc. (the “Distributor”), or any other entity as authorized by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities an aggregate fee equal to 0.25% of the average daily net assets of Advisor Shares for each Fund. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to financial intermediaries or other persons, including the Adviser, for any distribution or service activity. These fees are reported in the Funds’ Statements of Operations as “Distribution fees – Advisor Shares”.

Shareholder Servicing Fees – The Trust has also adopted a Shareholder Service Plan under which each Fund may pay a fee of up to 0.15% of the average daily net assets of each Fund’s Investor and Advisor Shares (except for the Intermediate Income Fund, Sustainable Bond Fund, Maryland Bond Fund, Tax-Exempt Bond Fund, Tax-Exempt Sustainable Bond Fund and Mortgage Securities Fund, which may pay a fee of up to 0.05%) for shareholder services provided to the Funds by financial institutions, including the Adviser. The Adviser serves as the shareholder servicing agent of the Funds. These fees are reported in the Funds’ Statements of Operations as “Service fees – Investor Shares” and “Service fees – Advisor Shares”.

Investments in Affiliates – Intermediate Income Fund – The Intermediate Income Fund and Mortgage Securities Fund are considered affiliates since Brown Advisory LLC is the Adviser to both of the Funds. In seeking to achieve its investment objective, the Intermediate Income Fund invests a portion of its assets into the Mortgage Securities Fund. As of June 30, 2023, the Intermediate Income Fund owned shares of the Mortgage Securities Fund with a total value of $15,057,017, or 12.0% of the Intermediate Income Fund’s net assets.

The Intermediate Income Fund has entered into a Fee Waiver Agreement (the “Agreement”) with the Adviser. Per the Agreement, the Intermediate Income Fund will waive Advisory Fees in an amount equal to the Advisory Fees earned by the Mortgage Securities Fund on the assets invested into it by the Intermediate Income Fund. For example, if the Intermediate Income Fund owned $10,000,000 worth of the Mortgage Securities Fund for an entire year, it would waive, on an annual basis, $30,000 in Advisory Fees ($10,000,000 multiplied by 0.30%, the annual Advisory Fee ratio for the Mortgage Securities Fund). For the year ended June 30, 2023 the Intermediate Income Fund waived $47,084 in Advisory Fees per the terms of the Agreement. This is a permanent waiver of fees and these waived fees may not be recouped by the Adviser at any time in the future.

www.brownadvisory.com/mf

Notes to Financial Statements
June 30, 2023

See the table below for details of the Intermediate Income Fund’s investment in the Mortgage Securities Fund Institutional Shares for the year ended June 30, 2023:

			Net	Change In
Beginning			Realized	Unrealized	Ending			Shares
Market Value			Gains	Appreciation	Market Value	Dividend	Capital Gain	Owned at
06/30/2022	Purchases	Sales	(Losses)	(Depreciation)	06/30/2023	Income	Distributions	06/30/2023
$17,238,512	$—	$(1,319,360)	$(178,456)	$(683,679)	$15,057,017	$489,493	$—	1,654,617

Other Service Providers – U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”), and in that capacity, performs various administrative services for the Funds. Fund Services also serves as the Funds’ fund accountant and transfer agent. Certain officers of the Trust are employees of Fund Services and the Funds’ custodian, U.S. Bank, N.A., is an affiliate of the Administrator. Fees paid to Fund Services and U.S. Bank, N.A. for its service can be found in the Statements of Operations as “Administration, accounting and transfer agent fees” and “Custodian fees”, respectively. Additional amounts for miscellaneous expenses may be paid by the Funds to Fund Services and included in “Miscellaneous expenses” in the Statements of Operations.

Rule 17a-7 Transactions – Each Fund is permitted to purchase and sell securities to certain affiliated parties under specified conditions outlined in procedures adopted by the Board of Trustees pursuant to Rule 17a-7 under the 1940 Act. Pursuant to these procedures, during the year ended June 30, 2023, the WMC Strategic European Equity Fund engaged in securities purchases of $432,422. The WMC Strategic European Equity Fund engaged in such securities sales of $207,382, resulting in realized loss of $184,798. These transactions are included in the purchases and sales table in Note 4.

Note 4. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investments (including maturities), other than short-term investments, for the year ended June 30, 2023 were as follows:

Fund	Purchases	Sales	Fund	Purchases	Sales
Growth Equity	$484,597,005	$726,608,764	Sustainable International Leaders	$16,689,023	$3,083,369
Flexible Equity	75,113,433	87,461,894	Intermediate Income	39,120,124	59,396,317
Equity Income	4,513,880	15,528,701	Sustainable Bond	1,011,950,954	844,029,804
Sustainable Growth	1,732,316,520	796,556,476	Maryland Bond	81,144,415	86,928,901
Mid-Cap Growth	52,977,649	91,600,444	Tax-Exempt Bond	587,527,765	623,320,891
Small-Cap Growth	606,783,706	535,756,938	Tax-Exempt Sustainable Bond	325,592,913	355,139,192
Small-Cap Fundamental Value	393,793,244	493,602,986	Mortgage Securities	718,966,057	743,580,882
Sustainable Small-Cap Core	34,897,812	25,786,686	WMC Strategic European Equity	151,484,171	183,472,059
Sustainable Value	46,241,303	2,224,583	Emerging Markets Select	339,369,781	327,408,101
Global Leaders	323,087,217	226,338,430	Beutel Goodman Large-Cap Value	454,731,465	240,715,765

Purchases and sales of U.S. Government securities are included in the totals above and include U.S. Treasury Bonds and Notes. The Funds listed below purchased and sold U.S. Government securities for the year ended June 30, 2023 as follows:

Fund	Purchases	Sales	Fund	Purchases	Sales
Intermediate Income	$18,018,560	$16,925,392	Mortgage Securities	$16,679,209	$12,125,155
Sustainable Bond	39,315,673	107,420,317

www.brownadvisory.com/mf

Notes to Financial Statements
June 30, 2023

Note 5. Federal Income Tax and Distribution Information

At June 30, 2023, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Growth	Flexible	Equity	Sustainable	Mid-Cap	Small-Cap
	Equity	Equity	Income	Growth	Growth	Growth
	Fund	Fund	Fund	Fund	Fund	Fund
Cost of investments	$1,535,723,919	$328,324,983	$40,268,342	$5,582,240,678	$78,039,082	$1,905,904,882
Unrealized appreciation	1,140,360,699	396,823,553	34,119,508	2,467,452,019	22,276,670	497,691,030
Unrealized depreciation	(166,455,345)	(18,630,560)	(1,647,428)	(409,027,378)	(4,543,763)	(154,903,391)
Net unrealized app (dep)	973,905,354	378,192,993	32,472,080	2,058,424,641	17,732,907	342,787,639
Undistributed income	—	1,552,294	9,272	633,371	—	—
Undistributed capital gains	89,595,945	12,273,366	4,016,337	—	—	—
Total undistributed earnings	89,595,945	13,825,660	4,025,609	633,371	—	—
Other accumulated gains (losses)	(2,207,095)	—	—	(10,416,902)	(14,763,398)	(12,850,190)
Total distributable earnings (losses)	$1,061,294,204	$392,018,653	$36,497,689	$2,048,641,110	$2,969,509	$329,937,449

	Small-Cap	Sustainable	Sustainable	Global	Sustainable	Intermediate
	Fundamental	Small-Cap	Value	Leaders	International	Income
	Value Fund	Core Fund	Fund	Fund	Leaders Fund	Fund
Cost of investments	$942,751,710	$51,311,851	$46,760,185	$1,079,850,957	$20,710,081	$135,650,291
Unrealized appreciation	328,662,910	7,152,961	2,664,240	417,862,519	3,611,319	62,650
Unrealized depreciation	(94,311,012)	(7,959,108)	(1,220,854)	(24,075,031)	(317,356)	(10,333,050)
Net unrealized app (dep)	234,351,898	(806,147)	1,443,386	393,787,488	3,293,963	(10,270,400)
Undistributed income	4,395,256	60,483	207,087	7,529,353	145,740	203,200
Undistributed capital gains	45,684,651	—	—	—	—	—
Total undistributed earnings	50,079,907	60,483	207,087	7,529,353	145,740	203,200
Other accumulated gains (losses)	—	(2,674,538)	(76,805)	(52,645,126)	(148,010)	(6,947,488)
Total distributable earnings (losses)	$284,431,805	$(3,420,202)	$1,573,668	$348,671,715	$3,291,693	$(17,014,688)

	Sustainable	Maryland	Tax-Exempt	Tax-Exempt	Mortgage	WMC Strategic
	Bond	Bond	Bond	Sustainable	Securities	European
	Fund	Fund	Fund	Bond Fund	Fund	Equity Fund
Cost of investments	$992,202,229	$171,275,315	$803,858,955	$297,656,057	$399,373,258	$217,772,421
Unrealized appreciation	952,692	416,711	11,074,889	954,522	526,789	48,963,948
Unrealized depreciation	(24,420,261)	(8,270,932)	(24,553,724)	(11,956,972)	(20,183,046)	(24,331,845)
Net unrealized app (dep)	(23,467,569)	(7,854,221)	(13,478,835)	(11,002,450)	(19,656,257)	24,632,103
Undistributed income	236,768	325,158^	2,037,489^	589,676^	726,635	3,666,609
Undistributed capital gains	—	—	—	—	—	—
Total undistributed earnings	236,768	325,158	2,037,489	589,676	726,635	3,666,609
Other accumulated gains (losses)	(96,256,286)	(6,979,844)	(81,649,953)	(15,181,128)	(22,252,296)	(6,848,417)
Total distributable earnings (losses)	$(119,487,087)	$(14,508,907)	$(93,091,299)	$(25,593,902)	$(41,181,918)	$21,450,295

www.brownadvisory.com/mf

Notes to Financial Statements
June 30, 2023

	Emerging	Beutel Goodman
	Markets	Large-Cap
	Select Fund	Value Fund
Cost of investments	$503,380,053	$1,471,401,478
Unrealized appreciation	88,415,689	250,521,408
Unrealized depreciation	(53,117,842)	(65,498,869)
Net unrealized app (dep)	35,297,847	185,022,539
Undistributed income	5,806,405	9,158,242
Undistributed capital gains	—	—
Total undistributed earnings	5,806,405	9,158,242
Other accumulated gains (losses)	(70,262,386)	—
Total distributable earnings (losses)	$(29,158,134)	$194,180,781
^   Represents income that is exempt from federal income taxes.

At June 30, 2023 the differences between tax basis and book basis amounts were primarily due to wash sales, post-October losses, post-December ordinary losses, timing differences related to the amortization of premium on certain fixed income securities, and distributions payable.

At June 30, 2023, the following capital loss carryforwards and tax deferrals were available and outstanding, respectively:

	Capital Loss Carryforwards (Non-Expiring)			Tax Deferrals
				Post-October	Post-December
Fund	Short-Term	Long-Term	Total	Capital Losses	Ordinary Losses
Growth Equity	$—	$—	$—	$—	$(2,207,095)
Flexible Equity	—	—	—	—	—
Equity Income	—	—	—	—	—
Sustainable Growth	(10,416,902)	—	(10,416,902)	—	—
Mid-Cap Growth	(14,047,357)	—	(14,047,357)	—	(716,041)
Small-Cap Growth	(10,979,509)	—	(10,979,509)	—	(1,870,681)
Small-Cap Fundamental Value	—	—	—	—	—
Sustainable Small-Cap Core	(790,691)	(1,883,847)	(2,674,538)	—	—
Sustainable Value	(76,805)	—	(76,805)	—	—
Global Leaders	(25,649,815)	(27,041,597)	(52,691,412)	—	—
Sustainable International Leaders	(118,493)	(30,158)	(148,651)	—	—
Intermediate Income	(3,359,226)	(3,393,698)	(6,752,924)	—	—
Sustainable Bond	(49,177,149)	(46,793,685)	(95,970,834)	—	—
Maryland Bond	(423,859)	(6,228,516)	(6,652,375)	—	—
Tax-Exempt Bond	(23,621,614)	(55,986,200)	(79,607,814)	—	—
Tax-Exempt Sustainable Bond	(4,994,894)	(9,596,429)	(14,591,323)	—	—
Mortgage Securities	(21,570,030)	—	(21,570,030)	—	—
WMC Strategic European Equity	(3,938,055)	(2,880,706)	(6,818,761)	—	—
Emerging Markets Select	(39,691,845)	(30,600,013)	(70,291,858)	—	—
Beutel Goodman Large-Cap Value	—	—	—	—	—

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Notes to Financial Statements
June 30, 2023

Distributions during the fiscal periods ended as noted were characterized for tax purposes as follows:

	Tax-Exempt Income		Ordinary Income		Long-Term Capital Gain^
Fund	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Growth Equity	$—	$—	$—	$1,757,252	$154,275,441	$418,137,727
Flexible Equity	—	—	1,834,982	4,916,461	20,267,064	22,220,388
Equity Income	—	—	1,210,713	1,607,286	5,880,188	7,564,213
Sustainable Growth	—	—	10,470	21,264,932	—	110,478,765
Mid-Cap Growth	—	—	—	7,954,927	6,173,357	8,549,551
Small-Cap Growth	—	—	—	12,395,676	151,387,604	259,770,985
Small-Cap Fundamental Value	—	—	4,527,234	3,250,435	63,667,844	4,127,381
Sustainable Small-Cap Core	—	—	440	—	176	—
Sustainable Value	—	N/A	—	N/A	—	N/A
Global Leaders	—	—	7,386,738	12,129,396	—	3,919,199
Sustainable International Leaders	—	—	38,904	—	—	—
Intermediate Income	—	—	3,282,894	2,233,923	—	1,253,851
Sustainable Bond	—	—	9,471,969	5,056,872	—	3,138,927
Maryland Bond	4,470,119	4,002,989	137,349	11,874	—	—
Tax-Exempt Bond	24,497,918	28,844,025	1,843,194	786,796	—	5,372,478
Tax-Exempt Sustainable Bond	7,295,855	3,218,015	663,595	1,351,822	—	908,647
Mortgage Securities	—	—	9,691,538	4,751,700	—	—
WMC Strategic European Equity	—	—	3,633,267	13,640,249	1,383,176	29,108,376
Emerging Markets Select	—	—	6,117,691	3,800,392	—	—
Beutel Goodman Large-Cap Value	—	—	36,650,998	58,920,702	15,444,813	41,288,190

^
Designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).  The Funds, as applicable, have also designated earnings and profits distributed to shareholders on the redemption of shares as capital gains in order to reduce earnings and profits of the Fund related to net capital gains to zero as of the date of this report.

U.S GAAP requires that certain components of net assets (presented on the Statements of Assets and Liabilities) be reclassified for permanent differences between financial reporting and tax reporting. These reclassifications are primarily the result of net operating losses, investments in real estate investment trusts, foreign currency transactions, distribution reclassifications, equalization, capital loss carryforwards from the merger of Brown Advisory Total Return Fund into Sustainable Bond Fund, and income adjustments to asset-backed security transactions. These reclassifications have no impact on the net assets of the Funds or the Funds’ NAV’s.  For the year ended June 30, 2023, the following reclassifications were made:

	Paid-in	Distributable		Paid-in	Distributable
Fund	Capital	Earnings (Loss)	Fund	Capital	Earnings (Loss)
Growth Equity	$15,361,902	$(15,361,902)	Sustainable International Leaders	$—	$—
Flexible Equity	1,967,565	(1,967,565)	Intermediate Income	—	—
Equity Income	547,673	(547,673)	Sustainable Bond	55,954,413	(55,954,413)
Sustainable Growth	—	—	Maryland Bond	—	—
Mid-Cap Growth	(24)	24	Tax-Exempt Bond	—	—
Small-Cap Growth	(14,196,908)	14,196,908	Tax-Exempt Sustainable Bond	—	—
Small-Cap Fundamental Value	9,479,578	(9,479,578)	Mortgage Securities	—	—
Sustainable Small-Cap Core	—	—	WMC Strategic European Equity	—	—
Sustainable Value	—	—	Emerging Markets Select	—	—
Global Leaders	—	—	Beutel Goodman Large-Cap Value	—	—

Note 6. Futures Contracts

The Intermediate Income Fund, Sustainable Bond Fund, and Mortgage Securities Fund invested in futures contracts during the year ended June 30, 2023. At the time a Fund purchases or enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the terms of the contract. This collateral may consist of cash and/or securities (generally U.S. Treasury Bills). Thereafter, in connection with changes in the value of the futures contracts, the Funds may send or receive collateral to or from the broker. Such amounts are included on the Statements of Assets and Liabilities as “Cash deposit at broker – futures contracts” or “Cash collateral from broker – futures contracts”. Securities pledged as collateral, if there are any, are included on the Statements of Assets and Liabilities as part of “Total investments, at value”. These securities are also tickmarked on the Schedules of Investments as being pledged in connection with open futures contracts.

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Notes to Financial Statements
June 30, 2023

Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in the value of the contract. These daily fluctuations are known as variation margin and are recorded by the Fund as unrealized gains or losses on futures contracts. When these futures contracts are closed, realized gains or losses on futures contracts are recorded by the Fund. The realized gains or losses are reported in the Statement of Operations as net realized gains or losses from futures contracts. Depending upon the agreement with the broker, the Funds may or may not settle variation margin daily. The Funds attempt to mitigate counterparty credit risk by only entering into futures contracts with brokers that the Funds believe have the financial resources to honor their obligations and by monitoring the financial stability of these brokers. The “Notional Amount” of futures contracts shown on the Schedule of Investments represents the notional value of the futures contracts on the day they were opened. The “Notional Value” of futures contracts shown on the Schedule of Investments represents the notional value of the futures contracts as of the date of this report. For long futures contracts, an excess of Notional Value over Notional Amount results in unrealized appreciation on the futures contract (and an excess of Notional Amount over Notional Value results in unrealized depreciation on the futures contract). The opposite is true for short futures contracts. For futures contracts denominated in foreign currencies, both the Notional Amount and Notional Value have been translated into U.S. Dollars as of the date of this report. These unrealized appreciation (depreciation) amounts represent the net impact on a Fund’s net assets as a result of open futures contracts as of the date of this report. The use of long futures contracts by the Funds subjects them to a risk of loss in excess of the gross unrealized appreciation and/or gross unrealized depreciation amounts shown on the Statements of Assets and Liabilities and up to the total Notional Amount of the futures contract as shown on the Schedule of Investments. The use of short futures contracts by the Funds subjects them to a risk of loss in excess of the gross unrealized appreciation and/or gross unrealized depreciation amounts shown on the Statements of Assets and Liabilities and, hypothetically, up to an unlimited amount of loss that could exceed the Notional Amount of the futures contracts as shown on the Schedules of Investments.

During the year ended June 30, 2023, investments in futures contracts were as follows:

		Average Notional Value Outstanding
Fund	Risk Type	Long Futures Contracts	Short Futures Contracts
Intermediate Income	Interest Rate	$19,518,680	$(11,696,546)
Sustainable Bond	Interest Rate & Currency	84,039,924	(27,491,520)
Mortgage Securities	Interest Rate	22,084,989	(19,388,362)

Investment in long futures contracts increases a Fund’s exposure to interest rate risk, while investment in short futures contracts serves to reduce a Fund’s exposure to interest rate risk. Assets and/or liabilities related to futures contracts were not subject to an arrangement wherein those assets and/or liabilities were, or could have been, settled on a net basis with any other derivative related obligations.

Note 7. Line of Credit

As of June 30, 2023, Brown Advisory Funds has a secured line of credit of up to $100,000,000 with U.S. Bank, N.A. The interest rate on the line of credit as of the date of this report was 8.25% (prime rate). The following table shows the details of the Funds’ borrowing activity during the year ended June 20, 2023. Funds that are not listed did not utilize the line of credit during the period.

	Maximum
	Outstanding	Average	Total Interest	Average Annual
Fund	Balance	Daily Balance	Expense Incurred	Interest Rate
Mid-Cap Growth	$3,210,000	$8,795	$557	6.25%
WMC Strategic European Equity	9,673,000	82,792	5,246	6.25%
Emerging Markets Select	150,000	411	26	6.25%

Note 8. Market Disruptions

On February 24, 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and the markets. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long such conflict and related events will last and whether it will escalate further cannot be predicted, nor its effect on the Funds.

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Notes to Financial Statements
June 30, 2023

Note 9. Merger of Funds

As of the close of business on June 23, 2023, pursuant to an Agreement and Plan of Reorganization approved by the Funds’ Board of Trustees, all of the assets, subject to the liabilities, of the Brown Advisory Total Return Fund (“Total Return Fund”) were transferred to the Sustainable Bond Fund in exchange for shares of the Sustainable Bond Fund of equal value. The purpose of the transaction was to combine two funds with similar investment strategies and investments into a single fund having a larger asset base that has the potential to produce economies of scale. The exchange ratio was 1.00361 for Institutional Shares and 1.00281 for Investor Shares. The net asset values of the Sustainable Bond Fund Institutional and Investor Shares on the close of business June 23, 2023, both before and after the reorganization, were $8.64 and $8.65, respectively. A total of 38,304,761 Institutional Shares and 101,652 Investor Shares were issued to shareholders of the Total Return Fund in the exchange. The Total Return Fund’s net assets at the reorganization date of $331,882,173, including $10,046,076 of unrealized depreciation, were combined with those of the Sustainable Bond Fund. Assuming the acquisition had been completed on July 1, 2022, the beginning of the annual reporting period of the Sustainable Bond Fund, proforma results of operations for the year ended June 30, 2023 would include net investment income of $20,007,896 and net realized and change in unrealized gain (loss) of $(42,438,611), resulting in a decrease in net assets of $22,430,715. Prior to the reorganization, the Sustainable Bond Fund net assets totaled $392,221,571. Immediately after the reorganization, the net assets of the Sustainable Bond Fund totaled $724,103,744. The exchange was a tax-free event to the Total Return Fund shareholders. For financial reporting purposes, assets received and shares issued by the Sustainable Bond Fund were recorded at fair value; however, the cost basis of investments received from the Total Return Fund was carried forward to align ongoing reporting of the Sustainable Bond Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Note 10. Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition through the date the financial statements were issued. No material events or transactions occurred subsequent to June 30, 2023 that would require recognition or disclosure in these financial statements.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Brown Advisory Funds
Baltimore, MD

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Brown Advisory Growth Equity Fund, Brown Advisory Flexible Equity Fund, Brown Advisory Equity Income Fund, Brown Advisory Sustainable Growth Fund, Brown Advisory Mid-Cap Growth Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Fundamental Value Fund, Brown Advisory Sustainable Small-Cap Core Fund, Brown Advisory Sustainable  Value Fund, Brown Advisory Global Leaders Fund, Brown Advisory Sustainable International Leaders Fund, Brown Advisory Intermediate Income Fund, Brown Advisory Sustainable Bond Fund, Brown Advisory Maryland Bond Fund, Brown Advisory Tax-Exempt Fund, Brown Advisory Tax-Exempt Sustainable Bond Fund, Brown Advisory Mortgage Securities Fund, Brown Advisory – WMC Strategic European Equity Fund, Brown Advisory Emerging Markets Select Fund and Brown Advisory – Beutel Goodman Large-Cap Value Fund (the “Funds”), each a series of Brown Advisory Funds (the “Trust”), including the schedules of investments, as of June 30, 2023, the related statements of operations, the statement of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2023, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds
constituting
Brown Advisory	Statement of	Statements of
Funds	Operations	Changes in Net Assets	Financial Highlights
Brown Advisory Growth	For the year ended	For each of the two years	For each of the five years in the period
Equity Fund, Brown Advisory	June 30, 2023	in the period ended	ended June 30, 2023
Flexible Equity Fund, Brown		June 30, 2023
Advisory Equity Income Fund,
Brown Advisory Sustainable
Growth Fund, Brown Advisory
Mid-Cap Growth Fund, Brown
Advisory Small-Cap Growth
Fund, Brown Advisory
Small-Cap Fundamental Value
Fund, Brown Advisory Global
Leaders Fund, Brown Advisory
Intermediate Income Fund,
Brown Advisory Sustainable
Bond Fund, Brown Advisory
Maryland Bond Fund, Brown
Advisory Tax-Exempt Bond
Fund, Brown Advisory Mortgage
Securities Fund, Brown Advisory –
WMC Strategic European Equity
Fund, Brown Advisory Emerging
Markets Select Fund, Brown
Advisory – Beutel Goodman
Large-Cap Value Fund

Brown Advisory Tax-Exempt	For the year ended	For each of the two years	For each of the three years in the period
Sustainable Bond Fund	June 30, 2023	in the period ended	ended June 30, 2023 and the period from
		June 30, 2023	December 2, 2019 (commencement of
operations) through June 30, 2020

www.brownadvisory.com/mf

Report of Independent Registered Public Accounting Firm

Individual Funds
constituting
Brown Advisory	Statement of	Statements of
Funds	Operations	Changes in Net Assets	Financial Highlights
Brown Advisory Sustainable	For the year ended	For the year ended	For the year ended June 30, 2023 and
Small-Cap Core Fund	June 30, 2023	June 30, 2023 and for	for the period from September 30, 2021
		the period from	(commencement of operations) through
		September 30, 2021	June 30, 2022
(commencement of
operations) through
June 30, 2022

Brown Advisory Sustainable	For the year ended	For the year ended	For the year ended June 30, 2023 and
International Leaders Fund	June 30, 2023	June 30, 2023 and for	for the period from March 1, 2022
		the period from	(commencement of operations) through
		March 1, 2022	June 30, 2022
(commencement of
operations) through
June 30, 2022

Brown Advisory	For the period from	For the period from	For the period from February 28, 2023
Sustainable Value Fund	February 28, 2023	February 28, 2023	(commencement of operations) through
	(commencement of	(commencement of	June 30, 2023
	operations) through	operations) through
	June 30, 2023	June 30, 2023

Basis for Opinion

These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2008.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 25, 2023

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Expense Example For the Six Months Ended June 30, 2023 (Unaudited)

As a shareholder of a Fund you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the six month period and held for the entire period (January 1, 2023 – June 30, 2023).

Actual Expenses

The Actual Expenses columns in the following table provides information about actual account values based on actual returns and actual expenses. As a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 14 days after you purchase, with certain limited exceptions. Individual Retirement Accounts (“IRA”) that are held directly at the Funds will be charged a $15.00 annual maintenance fee. IRAs held by broker-dealers or through other means, may or may not incur an annual maintenance fee. Yet, if IRAs maintenance fees are charged to accounts held elsewhere, the fees charged may be more or may be less than $15.00. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical Expenses columns in the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the hypothetical information in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Net Expense
	January 1, 2023	June 30, 2023	the Period*	June 30, 2023	the Period*	Ratio*
Growth Equity Fund
Institutional Shares	$1,000.00	$1,234.50	$3.77	$1,021.42	$3.41	0.68%
Investor Shares	$1,000.00	$1,233.20	$4.60	$1,020.68	$4.16	0.83%
Advisor Shares	$1,000.00	$1,231.60	$5.98	$1,019.44	$5.41	1.08%

Flexible Equity Fund
Institutional Shares	$1,000.00	$1,201.70	$2.95	$1,022.12	$2.71	0.54%
Investor Shares	$1,000.00	$1,200.60	$3.76	$1,021.37	$3.46	0.69%
Advisor Shares	$1,000.00	$1,199.20	$5.13	$1,020.13	$4.71	0.94%

Equity Income Fund
Institutional Shares	$1,000.00	$1,059.40	$3.88	$1,021.03	$3.81	0.76%
Investor Shares	$1,000.00	$1,058.60	$4.64	$1,020.28	$4.56	0.91%
Advisor Shares	$1,000.00	$1,056.60	$5.92	$1,019.04	$5.81	1.16%

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Expense Example For the Six Months Ended June 30, 2023 (Unaudited)

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Net Expense
	January 1, 2023	June 30, 2023	the Period*	June 30, 2023	the Period*	Ratio*
Sustainable Growth Fund
Institutional Shares	$1,000.00	$1,245.40	$3.51	$1,021.67	$3.16	0.63%
Investor Shares	$1,000.00	$1,244.60	$4.34	$1,020.93	$3.91	0.78%
Advisor Shares	$1,000.00	$1,243.00	$5.73	$1,019.69	$5.16	1.03%

Mid-Cap Growth Fund
Institutional Shares	$1,000.00	$1,138.80	$4.35	$1,020.73	$4.11	0.82%
Investor Shares	$1,000.00	$1,137.30	$5.14	$1,019.98	$4.86	0.97%

Small-Cap Growth Fund
Institutional Shares	$1,000.00	$1,099.90	$5.00	$1,020.03	$4.81	0.96%
Investor Shares	$1,000.00	$1,099.40	$5.78	$1,019.29	$5.56	1.11%
Advisor Shares	$1,000.00	$1,097.50	$7.07	$1,018.05	$6.80	1.36%

Small-Cap Fundamental Value Fund
Institutional Shares	$1,000.00	$1,027.80	$4.78	$1,020.08	$4.76	0.95%
Investor Shares	$1,000.00	$1,026.80	$5.53	$1,019.34	$5.51	1.10%
Advisor Shares	$1,000.00	$1,025.80	$6.78	$1,018.10	$6.76	1.35%

Sustainable Small-Cap Core Fund
Institutional Shares	$1,000.00	$1,075.70	$4.79	$1,020.18	$4.66	0.93%
Investor Shares	$1,000.00	$1,075.90	$5.56	$1,019.44	$5.41	1.08%

Sustainable Value Fund
Institutional Shares	$1,000.00	$1,003.00	$2.34	$1,021.32	$3.51	0.70%
Investor Shares	$1,000.00	$1,002.00	$2.84	$1,020.58	$4.26	0.85%

Global Leaders Fund
Institutional Shares	$1,000.00	$1,173.20	$4.10	$1,021.03	$3.81	0.76%
Investor Shares	$1,000.00	$1,172.70	$4.90	$1,020.28	$4.56	0.91%

Sustainable International Leaders Fund
Institutional Shares	$1,000.00	$1,158.60	$4.55	$1,020.58	$4.26	0.85%
Investor Shares	$1,000.00	$1,157.80	$5.35	$1,019.84	$5.01	1.00%

Intermediate Income Fund
Investor Shares	$1,000.00	$1,011.80	$2.44	$1,022.36	$2.46	0.49%
Advisor Shares	$1,000.00	$1,011.90	$3.69	$1,021.12	$3.71	0.74%

Sustainable Bond Fund
Institutional Shares	$1,000.00	$1,007.10	$2.09	$1,022.71	$2.11	0.42%
Investor Shares	$1,000.00	$1,008.00	$2.34	$1,022.46	$2.36	0.47%

Maryland Bond Fund
Investor Shares	$1,000.00	$1,020.90	$2.46	$1,022.36	$2.46	0.49%

Tax-Exempt Bond Fund
Institutional Shares	$1,000.00	$1,032.60	$2.07	$1,022.76	$2.06	0.41%
Investor Shares	$1,000.00	$1,032.40	$2.32	$1,022.51	$2.31	0.46%

Tax-Exempt Sustainable Bond Fund
Investor Shares	$1,000.00	$1,019.50	$2.40	$1,022.41	$2.41	0.48%

Mortgage Securities Fund
Institutional Shares	$1,000.00	$1,014.80	$2.25	$1,022.56	$2.26	0.45%
Investor Shares	$1,000.00	$1,015.60	$2.50	$1,022.32	$2.51	0.50%

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Expense Example For the Six Months Ended June 30, 2023 (Unaudited)

		Actual Expenses		Hypothetical Expenses
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Net Expense
	January 1, 2023	June 30, 2023	the Period*	June 30, 2023	the Period*	Ratio*
WMC Strategic European Equity Fund
Institutional Shares	$1,000.00	$1,123.60	$5.58	$1,019.54	$5.31	1.06%
Investor Shares	$1,000.00	$1,122.00	$6.37	$1,018.79	$6.06	1.21%
Advisor Shares	$1,000.00	$1,121.90	$7.68	$1,017.55	$7.30	1.46%

Emerging Markets Select Fund
Institutional Shares	$1,000.00	$1,071.60	$5.65	$1,019.34	$5.51	1.10%
Investor Shares	$1,000.00	$1,070.60	$6.42	$1,018.60	$6.26	1.25%
Advisor Shares	$1,000.00	$1,069.30	$7.70	$1,017.36	$7.50	1.50%

Beutel Goodman Large-Cap Value Fund
Institutional Shares	$1,000.00	$1,062.90	$2.81	$1,022.07	$2.76	0.55%
Investor Shares	$1,000.00	$1,061.50	$3.58	$1,021.32	$3.51	0.70%

*
The calculations are based on expenses incurred during the most recent six-month period ended as of the date of this report. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month net expense ratio multiplied by the average account value during the period, multiplied by the number of days (181) in the most recent six-month period divided by the number of days in the Funds’ fiscal year (365). For Sustainable Value Fund, actual expenses paid during the period are based on the period from the Fund’s commencement of operations to the date of this report (122 days).

Liquidity Risk Management Program (Unaudited)

In accordance with Rule 22e-4 of the Investment Company Act of 1940 (the “Liquidity Rule”), the Brown Advisory Funds (the “Trust”) adopted and implemented a liquidity risk management program (the “Program”) for each investment series of the Trust (each a “Fund” and collectively, the “Funds”) which seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined in Rule 22e-4 as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interest in the fund. The Program includes policies and procedures reasonably designed to comply with the requirements of the Liquidity Rule, including: (i) assess and manage each Fund’s Liquidity Risk; (ii) classification of portfolio holdings; (iii) establishment of a highly liquid investment minimum (“HLIM”), as applicable and (iv) compliance with the Liquidity Rule’s 15% limit on holdings of illiquid investments.

The Board of Trustees (the “Board”) of the Funds has designated Brown Advisory LLC (the “Adviser”), investment adviser to the Trust, to administer the Program. The Adviser has delegated the day-to-day management of the Program to its Investment Risk Management Committee (the “Committee”) which consists of representatives from various departments at the Adviser, including portfolio management, due diligence, trading, legal and compliance. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data.

At the meeting of the Board on May 16, 2023, the Adviser provided a written report to the Board addressing the operations and effectiveness of the Program for the period from April 1, 2022 through March 31, 2023 (the “Reporting Period”) and specific liquidity events arising during the Reporting Period, including the impact on Fund liquidity caused by certain extended non-U.S. market closures. During the Reporting Period, each of the Funds qualified as a fund that primarily holds assets that are highly liquid investments and, therefore, no Fund was required to establish an HLIM. The report concluded that the Program is operating effectively to assess and manage each Fund’s Liquidity Risk and it was further reported that the Program continues to be reasonably designed to monitor and respond to the Funds’ liquidity developments, as applicable.

Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to Liquidity Risk and other risks to which it may be subject.

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Board of Trustees Approval of the Adoption of the Investment Advisory Agreement for
the Brown Advisory Sustainable Value Fund (Unaudited)

The adoption of the Investment Advisory Agreement between the Trust, on behalf of the Brown Advisory Sustainable Value Fund (the “Fund”), and Brown Advisory LLC (“Brown Advisory” or the “Adviser”), was approved by the Board of Trustees during an in-person meeting of the Board held on November 2, 2022. In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the initial adoption of the Investment Advisory Agreement at an in-person meeting. The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the adoption of the Investment Advisory Agreement, and it is the duty of the Adviser to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the adoption of the Investment Advisory Agreement between Brown Advisory and the Trust with respect to the Fund, the Board of Trustees requested, and the Adviser provided, information and data relevant to the Board’s consideration. This included materials prepared by the Adviser and by the Trust’s administrator that provided the Board with information regarding the investment performance of the Adviser with respect to the other Funds in the Trust, the investment performance of the Adviser with respect to its performance in the investment strategy to be used for the Fund, and the investment experience and background of the proposed portfolio manager for the Fund, as well as information regarding the estimated fees and expenses of the Fund, as compared to other similar mutual funds.

The Board initially considered matters with respect to the proposed establishment and organization of the Fund at a meeting of the Board held on September 13, 2022, in order to consider various matters with respect to the proposed approval of the Agreement. At this meeting, the Board reviewed with representatives of the Adviser various matters with respect to the proposed management and operation of the Fund, including the nature and extent of the duties and responsibilities of the Adviser with respect to the Fund, the compliance oversight process involving the Fund and its operations, and the proposed fees and expenses of the Fund. During this initial meeting, representatives of the Adviser made presentations to the Board regarding their proposal to provide investment advisory services to the Fund.

The Board then met again at a meeting of the Board of Trustees held on November 2, 2022 in order to consider matters with respect to the Fund and the members of the Board reviewed and considered the proposed approval of the adoption of the Investment Advisory Agreement. In addition, the Board also considered the adoption of an Expense Limitation Agreement with respect to the Fund which would limit the total operating expenses of the Fund through October 31, 2024, as well as a Business Management Agreement with Brown Advisory pursuant to which Brown Advisory would provide certain business management services to the Fund. At this meeting, representatives of the Adviser reviewed for the members of the Board their experience and background in managing the other Funds in the Trust, and they also reviewed information regarding the investment advisory process proposed to be followed with respect to the Fund. During this meeting, the Board engaged in a thorough review process in connection with determining whether to approve the adoption of the proposed Investment Advisory Agreement.

Following their consideration and review of these matters, the Trustees determined that the adoption of the Investment Advisory Agreement with the Adviser with respect to the Fund would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders. Accordingly, the Board, including a majority of the Independent Trustees, unanimously approved the Investment Advisory Agreement for the Fund. In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement. The Trustees also carefully considered the projected profitability data and comparative fee, expense and performance information prepared by Trust management. In considering the adoption of the Investment Advisory Agreement with respect to the Fund, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided. The Trustees concluded that Brown Advisory is capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past to the other Funds in the Trust, Brown Advisory’s management capabilities demonstrated with respect to the other Funds in the Trust, Brown Advisory’s investment and compliance oversight processes, and the competitive investment performance of the other Funds in the Trust. The Trustees also determined that Brown Advisory proposed to provide investment advisory services that were of the same quality as services provided to the other Funds in the Trust, and that these services are appropriate in scope and extent in light of the Fund’s proposed operations, the competitive landscape of the investment company business and investor needs. On the basis

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Board of Trustees Approval of the Adoption of the Investment Advisory Agreement for
the Brown Advisory Sustainable Value Fund (Unaudited)

of the Trustees’ assessment of the nature, extent and quality of the advisory services to be provided by Brown Advisory, the Trustees concluded that Brown Advisory is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services to be provided and the expected level of profitability. On the basis of comparative information derived from the data that was included with the Board materials provided to the Board at their meeting, the Trustees determined that the overall projected expense ratios for each respective class of shares of the Fund are competitive with industry averages. The Trustees also noted that Brown Advisory had proposed a contractual commitment for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2024. The Board also focused on Brown Advisory’s projected level of profitability with respect to the Fund, and noted that Brown Advisory’s expected level of profitability was acceptable and not unreasonable. Accordingly, on the basis of the Board’s review of the fees to be charged by Brown Advisory for investment advisory services, the investment advisory oversight services to be provided to the Fund by Brown Advisory, and the estimated level of profitability from Brown Advisory’s relationship with the Fund, the Board concluded that the level of investment advisory fees and Brown Advisory’s projected profitability are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale. While it was noted that the Fund’s investment advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment advisory fee breakpoints, the Trustees concluded that the Fund’s investment advisory fees are appropriate in light of the projected size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and the competitive nature of the mutual fund market. The Trustees took into consideration that Brown Advisory has previously informed the Board that the Adviser has consistently attempted to set the investment advisory fees at a level that provides for economies of scale by being set at a starting point that is at a reasonable rate without necessarily requiring the imposition of breakpoints, which approach has been favorably recognized by relevant court decisions as one of the acceptable means of achieving economies of scale. The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment advisory fees payable to Brown Advisory with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be considered.

Benefits to Brown Advisory from its relationship with the Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits that may be derived by Brown Advisory from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders. In addition, the Trustees determined that the Fund will benefit from its relationship with Brown Advisory by virtue of Brown Advisory’s provision of business management and shareholder services, in addition to investment advisory services, at a cost to the Fund that is generally comparable to the costs of an outside service provider, which the Trustees determined to be reasonable, fair and in the best interests of the shareholders of the Fund in light of the nature and quality of the services to be provided and the necessity of the services for the Fund’s operations.

Other Considerations. In approving the Investment Advisory Agreement, the Trustees determined that Brown Advisory has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Board also considered the nature of the oversight duties to be performed by Brown Advisory which include extensive investment management services, and the Board determined that the advisory fee fairly compensates Brown Advisory for the services that it is to perform pursuant to the Investment Advisory Agreement. The Trustees also concluded that Brown Advisory has made a significant entrepreneurial commitment to the management and success of the Fund, which entails a substantial financial and professional commitment, including the Expense Limitation Agreement under which Brown Advisory has undertaken to waive a portion of its fees to the benefit of the Fund’s shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreement. The Board also considered matters with respect to the brokerage practices of Brown Advisory, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

www.brownadvisory.com/mf

Board of Trustees Approval of the Adoption of the Investment Advisory Agreement for
the Brown Advisory Sustainable Value Fund (Unaudited)

The Board also considered various matters with respect to the proposed distribution and shareholder servicing arrangements applicable to the Fund and they considered the distribution fees and the non-distribution shareholder servicing fees payable with respect to certain of the share classes of the Fund, including certain of such fees which may be payable to the Adviser for the shareholder administrative services that it proposed to provide to shareholders of the Fund. The Board took note of the fact that the non-distribution related shareholder administrative fees payable to the Adviser are intended to compensate the Adviser for providing certain administrative services to those shareholders of the Fund covered by the applicable servicing arrangements in the relevant share classes.

The Board also took into consideration the nature and extent of the business management fees payable to Brown Advisory by the Fund pursuant to which Brown Advisory will provide certain business management services to the Fund, which the Board approved based upon a finding that the business management fees to be charged are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality and based upon the level and quality of business management services provided by Brown Advisory to the other Funds in the Trust.

In connection with the Fund’s sustainable-related investment strategy, the Trustees reviewed with the Adviser the efforts that the Adviser has taken in response to various regulatory developments relating to the Securities and Exchange Commission’s ongoing monitoring and oversight of various types of investment strategies and practices relating to ESG-related and sustainable-related investment practices, including with respect to marketing and disclosure in connection with such investment strategies and practices, and the Trustees considered the extensive resources that the Adviser has devoted to its sustainable investing business and to its compliance oversight operations that are related to its sustainable investing business.

It was noted that in making their determination, the Trustees had considered and relied upon the materials provided to them at the Board meeting with respect to the proposed contract and the presentations of the representatives of Brown Advisory. In reaching their conclusion with respect to the approval of the adoption of the Investment Advisory Agreement and the level of fees to be paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by Brown Advisory to each of the other Funds in the Trust, and they found that these services will benefit the Fund and its shareholders and also reflected management’s overall commitment to the growth and development of the Fund.

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Trustees and Executive Officers

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and each of the Funds.  The current Trustees and Officers of the Trust, their ages and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held during the past five years are set forth in the table below.

Additional information about the Trustees of the Trust can be found in the Statement of Additional Information, which is available, without charge, upon request, by calling Brown Advisory Funds toll free at 1-800-540-6807 or by accessing our website at www.brownadvisory.com/mf/how-to-invest.

				Number of	Other
		Term of		Portfolios in	Directorships
		Office and		Fund Complex	Held During
Name, Age	Position with	Length of	Principal Occupation(s)	Overseen by	the Past
and Address	the Trust	Time Served	During Past 5 Years	Trustees	5 Years(2)
Independent Trustees of the Trust(1)
Georgette D. Kiser	Trustee	Indefinite Term;	Operating Executive, The Carlyle Group	20	Aflac, Inc. (insurance
Age: 55		Since November	(investment management firm) (since 2018);		firm); Jacobs Engineering
c/o Brown Advisory LLC		2021	Chief Information Officer, The Carlyle Group		Group Inc. (technical
901 South Bond Street			(2015 to 2018); formerly, Vice President and		professional and
Suite 400			Head of Enterprise Solutions and Capabilities,		consulting services
Baltimore, MD 21231			T. Rowe Price Associates, Inc. (investment		firm); NCR Corp.
			management firm) (2012 to 2015) and executive		(enterprise technology
			officer, various positions, T. Rowe Price		firm); Adtalem Global
			Associates, Inc. (1996 to 2012).		Education Inc.
(workforce solutions
firm).
Henry H. Hopkins	Trustee	Indefinite Term;	Retired; Formerly, Vice President and Chief	20	None.
Age: 80		Since 2012	Legal Counsel, T. Rowe Price Associates, Inc.
c/o Brown Advisory LLC		Indefinite Term;	(investment management firm) (1998 to 2008).
901 South Bond Street		Since 2015
Suite 400
Baltimore, MD 21231
Kyle Prechtl Legg	Trustee	Indefinite Term;	Retired; Formerly President and Chief Executive	20	Director, SunTrust
Age: 71		Since 2012	Officer, Legg Mason Capital Management, LLC		Banks, Inc. (bank
c/o Brown Advisory LLC			(investment management firm) (2006 to 2009).		holding company)
901 South Bond Street					(2011 to 2018);
Suite 400					Director, BrightSphere
Baltimore, MD 21231					Investment Group
plc (asset management
holding company)
(2014 to 2018).
Thomas F. O’Neil III	Chairman	Indefinite Term;	Managing Director, Berkeley Research Group	20	None.
Age: 66	and	Since 2012	(global management counsulting firm) (since 2021).
c/o Brown Advisory LLC	Trustee		Governance and Compliance Adviser
901 South Bond Street			(healthcare, financial services and retail
Suite 400			businesses). Formerly, Global Chief Compliance
Baltimore, MD 21231			Officer, Cigna Corporation (health services
company) (2016 to 2020). Formerly, President,
The Saranac Group LLC (strategic consulting
firm) (2010 to 2016).
Neal F. Triplett, CFA	Trustee	Indefinite Term;	President, DUMAC, Inc. (university endowment	20	None.
Age: 52		Since 2012	investment organization) (since 1999).
c/o Brown Advisory LLC
901 South Bond Street
Suite 400
Baltimore, MD 21231

www.brownadvisory.com/mf

Trustees and Executive Officers

				Number of	Other
		Term of		Portfolios in	Directorships
		Office and		Fund Complex	Held During
Name, Age	Position with	Length of	Principal Occupation(s)	Overseen by	the Past
and Address	the Trust	Time Served	During Past 5 Years	Trustees	5 Years(2)
Interested Trustees and Officers of the Trust
Michael D. Hankin(3)	Trustee	Indefinite Term	President and Chief Executive Officer, Brown	20	Stanley Black &
Age: 65		Since 2012	Advisory Incorporated and affiliates (investment		Decker, Inc. (industrial
c/o Brown Advisory			management firm) (since 1993).		tools and hardware)
Incorporated					(since 2016).
901 South Bond Street
Suite 400
Baltimore, MD 21231
Margaret W.	Trustee	Indefinite Term;	Managing Director, Membership Engagement,	20	None
Adams, CAIA(4)		Since March	FCLTGlobal (non-profit organization focused
Age: 61		2023	on innovative global investment-related
c/o Brown Advisory LLC			initiatives) (since 2018); formerly, Partner
901 South Bond Street			and Senior Managing Director, Wellington
Suite 400			Management Company LLP (institutional
Baltimore, MD 21231			investment management firm) (2006-2017)
Paul J. Chew	President/	Indefinite Term;	Chief Investment Officer, Brown Advisory	Not	Not
Age: 57	Principal	Since October 2018	Incorporated and affiliates (investment	Applicable.	Applicable.
c/o Brown Advisory	Executive		management firm) (since 1995).
Incorporated	Officer
901 South Bond Street
Suite 400	Senior Vice	2016 to
Baltimore, MD 21231	President	October 2018
Carey E. Buxton	Vice	Indefinite Term;	Head of Sustainable Investing Business	Not	Not
Age: 35	President	Since 2015	(since 2020); Chief Operating Officer,	Applicable.	Applicable.
c/o Brown Advisory			Institutional Investing (since 2018);
Incorporated			Product Manager, Brown Advisory
901 South Bond Street			Incorporated and affiliates (investment
Suite 400			management firm) (2013 to 2018).
Baltimore, MD 21231
Nicole Nesbitt	Vice	Indefinite Term;	Head of U.S. Institutional Sales and Client	Not	Not
Age: 52	President	Since November	Service (since 2018); Head of Institutional	Applicable.	Applicable.
c/o Brown Advisory		2022	Relationship Management, Brown Advisory
Incorporated			Incorporated and affiliates (investment
901 South Bond Street			management firm) (2008 to 2018)
Suite 400
Baltimore, MD 21231
Jason T. Meix	Treasurer/	Indefinite Term;	Vice President, U.S. Bancorp Fund	Not	Not
Age: 44	Principal	Since 2012	Services, LLC (fund administrative services firm)	Applicable.	Applicable.
c/o Brown Advisory LLC	Financial		(since 2008).
901 South Bond Street	Officer
Suite 400
Baltimore, MD 21231
Edward L. Paz	Secretary	Indefinite Term;	Vice President and Counsel, U.S. Bancorp Fund	Not	Not
Age: 52		Since 2012	Services, LLC (fund administrative services firm)	Applicable.	Applicable.
c/o Brown Advisory LLC			(since 2007).
901 South Bond Street
Suite 400
Baltimore, MD 21231

www.brownadvisory.com/mf

Trustees and Executive Officers

				Number of	Other
		Term of		Portfolios in	Directorships
		Office and		Fund Complex	Held During
Name, Age	Position with	Length of	Principal Occupation(s)	Overseen by	the Past
and Address	the Trust	Time Served	During Past 5 Years	Trustees	5 Years(2)
Brett D. Rogers	Chief	Indefinite Term;	General Counsel and Chief Compliance	Not	Not
Age: 47	Compliance	Since 2012	Officer, Brown Advisory Incorporated and	Applicable.	Applicable.
c/o Brown Advisory	Officer		affiliates (investment management firm)
Incorporated			(since 2009).
901 South Bond Street	Anti-Money	Indefinite Term:
Suite 400	Laundering	Since 2012
Baltimore, MD 21231	Officer

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”).
(2)
The directorships disclosed in this column include only the directorships of those companies that a Trustee serves on that are required to report to the SEC under applicable Federal securities laws including publicly traded corporations that are registered with the SEC under the 1934 Act and investment companies that are registered with the SEC under the 1940 Act, and it therefore excludes various other types of directorships that the Trustees of the Trust may currently hold in other types of organizations, including private companies and not-for-profit organizations, which are expressly excluded from the disclosure requirements for mutual fund board members.

(3)
Mr. Hankin is considered an “interested person” of the Trust, as defined in the 1940 Act, because of his current position with Brown Advisory Incorporated, the parent company of the Adviser, and Mr. Hardiman is considered an “interested person” of the Trust, as defined in the 1940 Act, because of his previous position with Brown Advisory Incorporated.

(4)
Ms. Adams is considered an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) because of the financial interest that she currently has in Wellington Management Company LLP (“Wellington”), a Sub-Adviser to two of the series in the Trust, as the result of certain payments that she is entitled to receive from Wellington as the result of her previous employment with the firm.  Ms. Adams has not been employed by Wellington during the past five years.

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Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 540-6807 and by accessing the Funds’ website at www.brownadvisory.com/mf/how-to-invest (refer to Appendix B in the Statement of Additional Information). Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the year ended June 30 is available without charge, by calling toll-free at (800) 540-6807. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-PORT.  The Funds’ Form N-PORT is available without charge, upon request, by calling toll-free at (800) 540-6807. Furthermore, you can obtain the Form N-PORT on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.brownadvisory.com/mf/how-to-invest within ten business days after calendar quarter end.

Householding (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at (800) 540-6807 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Federal Tax Status of Dividends Declared during the Tax Year (Unaudited)

For Federal Income Tax purposes, distributions from short-term capital gains are classified as ordinary income.  The percentage of ordinary income distributions designated as qualifying for the corporate dividend received deduction (“DRD”), the individual qualified dividend rate (“QDI”), the qualifying interest income exempt from U.S. tax for foreign shareholders (“QII”) and the qualifying short-term capital gain distributions exempt from U.S. tax for foreign shareholders (“QSTCG”) is presented below:

	Income Distributions
Fund	Exempt from Federal Tax	QDI	DRD	QII	QSTCG
Growth Equity	0.00%	0.00%	0.00%	0.00%	0.00%
Flexible Equity	0.00%	100.00%	0.00%	0.00%	0.00%
Equity Income	0.00%	100.00%	0.00%	0.00%	0.00%
Sustainable Growth	0.00%	100.00%	0.00%	0.00%	0.00%
Mid-Cap Growth	0.00%	0.00%	10.00%	0.00%	0.00%
Small-Cap Growth	0.00%	0.00%	0.00%	0.00%	0.00%
Small-Cap Fundamental Value	0.00%	100.00%	0.00%	0.00%	0.00%
Sustainable Small-Cap Core	0.00%	100.00%	0.00%	0.00%	0.00%
Sustainable Value	0.00%	0.00%	0.00%	0.00%	0.00%
Global Leaders	0.00%	32.19%	0.00%	19.97%	0.00%
Sustainable International Leaders	0.00%	0.00%	0.00%	0.00%	0.00%
Intermediate Income	0.00%	0.00%	100.00%	0.00%	0.00%
Sustainable Bond	0.00%	0.00%	100.00%	0.00%	0.00%
Maryland Bond	97.02%	0.00%	100.00%	0.00%	97.02%
Tax-Exempt Bond	92.06%	0.00%	100.00%	0.00%	92.06%
Tax-Exempt Sustainable Bond	94.19%	0.00%	100.00%	0.00%	94.19%
Mortgage Securities	0.00%	0.00%	100.00%	0.00%	0.00%
WMC Strategic European Equity	0.00%	0.00%	0.00%	0.00%	0.00%
Emerging Markets Select	0.00%	1.64%	0.00%	0.00%	0.00%
Beutel Goodman Large-Cap Value	0.00%	76.70%	0.00%	17.68%	0.00%

The Funds, as applicable, intend to elect to pass through to shareholders the credit for taxes paid to foreign countries.  Such credits for taxes paid to foreign countries will be included in shareholders’ Form 1099-DIV.

www.brownadvisory.com/mf

BROWN ADVISORY FUNDS

At Brown Advisory, we believe that you deserve frank and open communication on all aspects of our relationship. In this spirit, we provide this annual summary of our policies relating to confidentiality and privacy of client information, mutual funds, conflicts of interest, trading commissions, proxy voting and Form ADV annual notice.

CONFIDENTIALITY AND PRIVACY POLICY

Brown Advisory takes the confidentiality of your personal information and the privacy of your account very seriously. Our commitment to safeguard your personal information goes beyond our legal obligation to process your transactions accurately and securely. Whether we serve you online, in person, on the telephone or by mail, the principles that guide the way in which we conduct business are built upon the core values of trust and integrity.

We limit access to your personal information to only those employees with a business reason to know such information. We train and consistently remind all employees to respect client privacy and to recognize the importance of the confidentiality of such information. Those who violate our privacy policy are subject to disciplinary action. This commitment also applies to the sharing of information among Brown Advisory and its affiliates.

We maintain physical, electronic and procedural safeguards that comply with applicable laws and regulations to protect your personal information, including various measures to protect your personal information while it is stored electronically.

Federal law requires us to inform you that we have on record personal information about you and that we obtain such information from you directly (e.g., information you provide to us on account applications and other forms, such as your name, address, social security number, occupation, assets and income) and indirectly (e.g., information on our computer systems about your transactions with us, such as your account balance and account holdings). Any personal information you choose to provide is kept confidential and allows us to: (i) provide better and more complete investment and strategic advice; (ii) develop new services that meet additional needs you may have; and, (iii) comply with legal and regulatory requirements.

In addition, in the normal conduct of our business, it may become necessary for us to share information relating to our clients that we have on record, as described above, with companies not affiliated with us who are under contract to perform services on our behalf. For example, we have contracted with companies to assist us in complying with anti-terrorist and anti-money laundering statutory requirements (including the identification and reporting of activities that may involve terrorist acts or money laundering activities), companies that provide clearing services, and other vendors that provide services directly related to your account relationship with us. Our agreements with these companies require that they keep your information confidential and not use such information for any unrelated purpose.

We do not sell information about you to third parties, and we do not otherwise disclose information to third parties without your permission or unless required by law.

www.brownadvisory.com/mf

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Brown Advisory LLC
901 South Bond Street, Suite 400
Baltimore, MD 21231
www.brownadvisory.com

DISTRIBUTOR
ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, CO 80203

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 540-6807

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

LEGAL COUNSEL
Dechert LLP
1900 K Street, NW
Washington, DC 20006

	Institutional Shares		Investor Shares		Advisor Shares
	Symbol	CUSIP	Symbol	CUSIP	Symbol	CUSIP
Growth Equity Fund	BAFGX	115233702	BIAGX	115233504	BAGAX	115233603
Flexible Equity Fund	BAFFX	115233843	BIAFX	115233868	BAFAX	115233850
Equity Income Fund	BAFDX	115233660	BIADX	115233686	BADAX	115233678
Sustainable Growth Fund	BAFWX	115233207	BIAWX	115233306	BAWAX	115233405
Mid-Cap Growth Fund	BAFMX	115233413	BMIDX	115233439	—	—
Small-Cap Growth Fund	BAFSX	115233819	BIASX	115233835	BASAX	115233827
Small-Cap Fundamental Value Fund	BAUUX	115233777	BIAUX	115233793	BAUAX	115233785
Sustainable Small-Cap Core Fund	BAFYX	115233298	BIAYX	115233280	—	—-
Sustainable Value Fund	BASVX	115233256	BISVX	115233249	—	—-
Global Leaders Fund	BAFLX	115233355	BIALX	115233462	—	—
Sustainable International Leaders Fund	BAILX	115233272	BISLX	115233264	—	—
Intermediate Income Fund	—	—	BIAIX	115233744	BAIAX	115233736
Sustainable Bond Fund	BAISX	115233389	BASBX	115233447	—	—
Maryland Bond Fund	—	—	BIAMX	115233751	—	—
Tax-Exempt Bond Fund	BTEIX	115233371	BIAEX	115233108	—	—
Tax-Exempt Sustainable Bond Fund	—	—	BITEX	115233348	—	—
Mortgage Securities Fund	BAFZX	115233546	BIAZX	115233587	—	—
WMC Strategic European Equity Fund	BAFHX	115233629	BIAHX	115233611	BAHAX	115233595
Emerging Markets Select Fund	BAFQX	115233652	BIAQX	115233645	BAQAX	115233637
Beutel Goodman Large-Cap Value Fund	BVALX	115233421	BIAVX	115233314	—	—

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

BX-ANNUAL

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has not designated an audit committee financial expert.  The Registrant has determined that it will retain the services of an independent third party to assist it if circumstances arise that require specific investment company auditing expertise.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant including the review of federal income tax returns, review of federal excise tax returns, review of state tax returns, if any, and assistance with calculation of required income, capital gain and excise distributions. There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2023	FYE 6/30/2022
(a) Audit Fees	$357,475	$346,250
(b) Audit-Related Fees	N/A	N/A
(c) Tax Fees	$59,000	$56,000
(d) All Other Fees	N/A	N/A

(e) (1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

(2) The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2023	FYE 6/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two fiscal years.

Non-Audit Related Fees	FYE 6/30/2023	FYE 6/30/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                     Brown Advisory Funds

By (Signature and Title)*    /s/Paul J. Chew
Paul J. Chew, Principal Executive Officer

Date    September 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Paul J. Chew
Paul J. Chew, Principal Executive Officer

Date    September 6, 2023

By (Signature and Title)*    /s/Jason T. Meix
Jason T. Meix, Principal Financial Officer

Date    September 6, 2023

* Print the name and title of each signing officer under his or her signature.